UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07705

Virtus Asset Trust

(Exact name of registrant as specified in charter)

101 Munson Street

Greenfield, MA 01301-9668

(Address of principal executive offices) (Zip code)

Kevin J. Carr, Esq.

Senior Vice President, Chief Legal Officer, Counsel and Secretary for Registrant

One Financial Plaza

Hartford, CT 06103-2608

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 243-1574

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a) The Report to Shareholders is attached herewith.

ANNUAL REPORT
VIRTUS ASSET TRUST

December 31, 2021
Virtus Seix Core Bond Fund
Virtus Seix Corporate Bond Fund
Virtus Seix Floating Rate High Income Fund
Virtus Seix High Grade Municipal Bond Fund
Virtus Seix High Income Fund
Virtus Seix High Yield Fund
Virtus Seix Investment Grade Tax-Exempt Bond Fund*
Virtus Seix Short-Term Bond Fund
Virtus Seix Short-Term Municipal Bond Fund
Virtus Seix Total Return Bond Fund
Virtus Seix U.S. Government Securities Ultra-Short Bond Fund
Virtus Seix U.S. Mortgage Fund
Virtus Seix Ultra-Short Bond Fund
*Prospectus supplement applicable to this fund appears at the back of this annual report.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports like this one will no longer be sent by mail, unless specifically requested from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.
You may elect at any time to receive not only shareholder reports but also certain other communications from the Fund electronically, or you may elect to receive paper copies of all future shareholder reports free of charge to you. If you own your shares directly with the Fund, you may make such elections by calling the Fund at 1-800-243-1574 or, with respect to requesting electronic delivery, by visiting www.virtus.com. An election made directly with the Fund will apply to all Virtus Mutual Funds in which you own shares directly. If you own your shares through a financial intermediary, please contact your financial intermediary to make your request and to determine whether your election will apply to all funds in which you own shares through that intermediary.

Not FDIC Insured • No Bank Guarantee • May Lose Value

Message to Shareholders		1
Disclosure of Fund Expenses		2
Key Investment Terms		5
Fund	Fund Summary	Schedule of Investments
Virtus Seix Core Bond Fund (“Seix Core Bond Fund”)	9	46
Virtus Seix Corporate Bond Fund (“Seix Corporate Bond Fund”)	12	50
Virtus Seix Floating Rate High Income Fund (“Seix Floating Rate High Income Fund”)	15	53
Virtus Seix High Grade Municipal Bond Fund (“Seix High Grade Municipal Bond Fund”)	18	69
Virtus Seix High Income Fund (“Seix High Income Fund”)	21	71
Virtus Seix High Yield Fund (“Seix High Yield Fund”)	23	77
Virtus Seix Investment Grade Tax-Exempt Bond Fund (“Seix Investment Grade Tax-Exempt Bond Fund”)	25	83
Virtus Seix Short-Term Bond Fund (“Seix Short-Term Bond Fund”)	28	87
Virtus Seix Short-Term Municipal Bond Fund (“Seix Short-Term Municipal Bond Fund”)	31	90
Virtus Seix Total Return Bond Fund (“Seix Total Return Bond Fund”)	34	92
Virtus Seix U.S. Government Securities Ultra-Short Bond Fund (“Seix U.S. Government Securities Ultra-Short Bond Fund”)	37	97
Virtus Seix U.S. Mortgage Fund (“Seix U.S. Mortgage Fund”)	40	102
Virtus Seix Ultra-Short Bond Fund (“Seix Ultra-Short Bond Fund”)	43	104
Statements of Assets and Liabilities		107
Statements of Operations		112
Statements of Changes in Net Assets		117
Financial Highlights		124
Notes to Financial Statements		132
Report of Independent Registered Public Accounting Firm		150
Tax Information Notice		151
Consideration of Advisory and Subadvisory Agreements by the Board of Trustees		152
Fund Management Tables		157
Proxy Voting Procedures and Voting Record (Form N-PX)
The subadviser votes proxies, if any, relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees”, or the “Board”). You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at https://www.sec.gov.
PORTFOLIO  HOLDINGS INFORMATION
The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT-P. Form N-PORT-P is available on the SEC’s website at https://www.sec.gov.
This report is not authorized for distribution to prospective investors in the Funds presented in this book unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, each Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS
To My Fellow Shareholders of Virtus Funds:
I am pleased to present this annual report, which reviews the performance of your Fund for the 12 months ended December 31, 2021.
During this fiscal year, markets expressed optimism about the economic reopening that was driven by the release of COVID-19 vaccines, as well as ongoing monetary support and fiscal stimulus. Doubts crept in during the period, however, as the Delta and Omicron variants impacted productivity, and cascading supply chain issues led to higher prices. Strong corporate profitability drove equity markets higher for much of the period, although concerns about inflation and interest rates hindered fixed income markets.
Domestic and international equity indexes delivered generally strong returns for the 12 months ended December 31, 2021. U.S. large-capitalization stocks returned 28.71%, as measured by the S&P 500® Index, outpacing small-cap stocks, which gained 14.82%, as measured by the Russell 2000® Index. Within international equities, developed markets, as measured by the MSCI EAFE® Index (net), returned 11.26%, while emerging markets, as measured by the MSCI Emerging Markets Index (net), declined 2.54%.
In fixed income markets, the yield on the 10-year Treasury rose sharply to 1.52% on December 31, 2021, from 0.93% on December 31, 2020, based on fears of rising inflation. The broader U.S. fixed income market, as represented by the Bloomberg U.S. Aggregate Bond Index, was down 1.54% for the 12-month period, but non-investment grade bonds, as measured by the Bloomberg U.S. Corporate High Yield Bond Index, were up 5.28%.
Thank you for entrusting the Virtus Funds with your assets. Please call our customer service team at 800-243-1574 if you have questions about your account or require assistance. We appreciate your business and remain committed to your long-term financial success.
Sincerely,
George R. Aylward
President, Virtus Funds
February 2022
Refer to the Fund Summary section for your Fund’s performance. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investing involves risk, including the risk of loss of principal invested.

VIRTUS ASSET TRUST
DISCLOSURE OF FUND EXPENSES (Unaudited)
FOR THE SIX-MONTH PERIOD OF July 1, 2021 TO December 31, 2021
We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of a Virtus Asset Trust Fund discussed in this shareholder report (each, a “Fund”), you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class C shares; and (2) ongoing costs, including investment advisory fees, distribution and service fees, and other expenses. Class I shares and Class R6 shares are sold without sales charges and do not incur distribution and service fees. Class R6 shares also do not incur shareholder servicing fees. For further information regarding applicable sales charges, see Note 1 in the Notes to Financial Statements. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The Annualized Expense Ratios may be different from the expense ratios in the Financial Highlights which are for the fiscal year ended December 31, 2021.
Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the accompanying tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
		Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Annualized Expense Ratio	Expenses Paid During Period*
Seix Core Bond Fund
	Class A	$ 1,000.00	$ 999.60	0.64%	$ 3.23
	Class I	1,000.00	1,000.30	0.50	2.52
	Class R6	1,000.00	1,001.00	0.36	1.82
Seix Corporate Bond Fund
	Class A	1,000.00	999.30	0.95	4.79
	Class C	1,000.00	995.80	1.65	8.30
	Class I	1,000.00	1,000.60	0.70	3.53
	Class R6	1,000.00	1,001.90	0.43	2.17
Seix Floating Rate High Income Fund
	Class A	1,000.00	1,015.00	0.94	4.77
	Class C	1,000.00	1,013.20	1.54	7.81
	Class I	1,000.00	1,016.60	0.64	3.25
	Class R6	1,000.00	1,017.10	0.54	2.75
Seix High Grade Municipal Bond Fund
	Class A	1,000.00	1,001.10	0.73	3.68
	Class I	1,000.00	1,001.90	0.58	2.93
Seix High Income Fund
	Class A	1,000.00	1,012.60	0.93	4.72
	Class I	1,000.00	1,013.80	0.68	3.45
	Class R6	1,000.00	1,014.30	0.59	3.00
Seix High Yield Fund
	Class A	1,000.00	1,010.90	0.82	4.16
	Class I	1,000.00	1,012.00	0.64	3.25
	Class R6	1,000.00	1,012.60	0.53	2.69
Seix Investment Grade Tax-Exempt Bond Fund
	Class A	1,000.00	999.80	0.70	3.53
	Class I	1,000.00	1,000.50	0.55	2.77
Seix Short-Term Bond Fund
	Class A	1,000.00	992.40	0.80	4.02
	Class C	1,000.00	991.00	1.08	5.42
	Class I	1,000.00	993.30	0.60	3.01
Seix Short-Term Municipal Bond Fund
	Class A	1,000.00	997.90	0.54	2.72
	Class I	1,000.00	998.80	0.37	1.86

VIRTUS ASSET TRUST
DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)
FOR THE SIX-MONTH PERIOD OF July 1, 2021 TO December 31, 2021
		Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Annualized Expense Ratio	Expenses Paid During Period*
Seix Total Return Bond Fund
	Class A	$1,000.00	$1,000.80	0.70%	$3.53
	Class I	1,000.00	1,002.80	0.46	2.32
	Class R6	1,000.00	1,002.60	0.31	1.56
Seix U.S. Government Securities Ultra-Short Bond Fund
	Class A	1,000.00	998.00	0.69	3.47
	Class I	1,000.00	998.40	0.41	2.07
	Class R6	1,000.00	999.20	0.26	1.31
Seix U.S. Mortgage Fund
	Class A	1,000.00	992.20	0.90	4.52
	Class C	1,000.00	989.30	1.65	8.27
	Class I	1,000.00	992.30	0.70	3.52
Seix Ultra-Short Bond Fund
	Class A	1,000.00	996.60	0.65	3.27
	Class I	1,000.00	997.90	0.40	2.01

*	Expenses are equal to the relevant Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (184) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.
For Funds which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with any underlying funds. If such fees and expenses had been included, the expenses would have been higher.
You can find more information about a Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to that Fund’s prospectus.
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.
		Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Annualized Expense Ratio	Expenses Paid During Period*
Seix Core Bond Fund
	Class A	$ 1,000.00	$ 1,021.98	0.64%	$ 3.26
	Class I	1,000.00	1,022.68	0.50	2.55
	Class R6	1,000.00	1,023.39	0.36	1.84
Seix Corporate Bond Fund
	Class A	1,000.00	1,020.42	0.95	4.84
	Class C	1,000.00	1,016.89	1.65	8.39
	Class I	1,000.00	1,021.68	0.70	3.57
	Class R6	1,000.00	1,023.04	0.43	2.19
Seix Floating Rate High Income Fund
	Class A	1,000.00	1,020.47	0.94	4.79
	Class C	1,000.00	1,017.44	1.54	7.83
	Class I	1,000.00	1,021.98	0.64	3.26
	Class R6	1,000.00	1,022.48	0.54	2.75
Seix High Grade Municipal Bond Fund
	Class A	1,000.00	1,021.53	0.73	3.72
	Class I	1,000.00	1,022.28	0.58	2.96

VIRTUS ASSET TRUST
DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)
FOR THE SIX-MONTH PERIOD OF July 1, 2021 TO December 31, 2021
		Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Annualized Expense Ratio	Expenses Paid During Period*
Seix High Income Fund
	Class A	$1,000.00	$1,020.52	0.93%	$4.74
	Class I	1,000.00	1,021.78	0.68	3.47
	Class R6	1,000.00	1,022.23	0.59	3.01
Seix High Yield Fund
	Class A	1,000.00	1,021.07	0.82	4.18
	Class I	1,000.00	1,021.98	0.64	3.26
	Class R6	1,000.00	1,022.53	0.53	2.70
Seix Investment Grade Tax-Exempt Bond Fund
	Class A	1,000.00	1,021.68	0.70	3.57
	Class I	1,000.00	1,022.43	0.55	2.80
Seix Short-Term Bond Fund
	Class A	1,000.00	1,021.17	0.80	4.08
	Class C	1,000.00	1,019.76	1.08	5.50
	Class I	1,000.00	1,022.18	0.60	3.06
Seix Short-Term Municipal Bond Fund
	Class A	1,000.00	1,022.48	0.54	2.75
	Class I	1,000.00	1,023.34	0.37	1.89
Seix Total Return Bond Fund
	Class A	1,000.00	1,021.68	0.70	3.57
	Class I	1,000.00	1,022.89	0.46	2.35
	Class R6	1,000.00	1,023.64	0.31	1.58
Seix U.S. Government Securities Ultra-Short Bond Fund
	Class A	1,000.00	1,021.73	0.69	3.52
	Class I	1,000.00	1,023.14	0.41	2.09
	Class R6	1,000.00	1,023.89	0.26	1.33
Seix U.S. Mortgage Fund
	Class A	1,000.00	1,020.67	0.90	4.58
	Class C	1,000.00	1,016.89	1.65	8.39
	Class I	1,000.00	1,021.68	0.70	3.57
Seix Ultra-Short Bond Fund
	Class A	1,000.00	1,021.93	0.65	3.31
	Class I	1,000.00	1,023.19	0.40	2.04

*	Expenses are equal to the relevant Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (184) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.
For Funds which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with any underlying funds. If such fees and expenses had been included, the expenses would have been higher.
You can find more information about a Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to that Fund’s prospectus.

VIRTUS ASSET TRUST
KEY INVESTMENT TERMS (Unaudited)
December 31, 2021
American Depositary Receipt (“ADR”)
Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.
Adjustable Rate Mortgages (“ARMS”)
ARMs, also known as variable-rate mortgages, have an interest rate that may change periodically depending on changes in a corresponding financial index that is associated with the loan.
Asset-Backed Securities (“ABS”)
Asset-backed securities represent interests in pools of underlying assets such as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card arrangements.
Bloomberg 1-3 Year U.S. Government/Credit Index
The Bloomberg 1-3 Yr. U.S. Government/Credit Bond Index measures U.S. investment grade government and corporate debt securities with an average maturity of 1 to 3 years. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
Bloomberg 3-6 Month U.S. Treasury Bill Index
The Bloomberg 3-6 Month U.S. Treasury Bill Index is comprised of all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 6 months and more than 3 months, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in US dollars and must be fixed rate and non-convertible. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Bloomberg Municipal AAA Index
The Bloomberg Municipal AAA Index is a subset of the Bloomberg Municipal Bond Index with an index rating of AAA. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Bloomberg Municipal Baa Index
The Bloomberg Municipal Baa Index is a subset of the Bloomberg Municipal Bond Index with an index rating of Baa1, Baa2 or Baa3. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Bloomberg Municipal Bond Index
The Bloomberg Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term, tax-exempt bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Bloomberg Municipal Bond 1-5 Year Index
The Bloomberg Municipal Bond 1-5 Year Index is a market capitalization-weighted index of investment grade tax-exempt municipal bonds with maturities of 1-5 years. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
Bloomberg U.S. Aggregate Bond Index
The Bloomberg U.S. Aggregate Bond Index measures the U.S. investment-grade fixed-rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Bloomberg U.S. Corporate High Yield Bond Index
The Bloomberg U.S. Corporate High Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Bloomberg U.S. Corporate Investment Grade Bond Index
The Bloomberg U.S. Corporate Investment Grade Bond Index measures performance of investment grade corporate bond funds. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
Bloomberg U.S. Mortgage Backed Securities Index
The Bloomberg U.S. Mortgage Backed Securities Index measures agency mortgage-backed pass through securities (fixed-rate and hybrid adjustable-rate mortgages) issued by Government National Mortgage Association (GNMA or Ginnie Mae), Federal National Mortgage Association (FNMA or Fannie Mae), and Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac). The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

VIRTUS ASSET TRUST
KEY INVESTMENT TERMS (Unaudited) (Continued) December 31, 2021
Bloomberg U.S. Municipal Bond 1-15 Year Blend (1-17) Index
The Bloomberg U.S. Municipal Bond 1-15 Year Blend (1-17) Index consists of a broad selection of investment grade general obligation and revenue bonds of maturities ranging from one year to 17 years. It is an unmanaged index representative of the tax exempt bond market. Its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Bloomberg U.S. Municipal Bond Index
The Bloomberg U.S. Municipal Bond Index is a market capitalization-weighted index that measures the long-term tax-exempt bond market. The index includes investment grade bonds, general obligations, revenue bonds, insured bonds and pre-funded bonds. The index is calculated on a total return basis. The index is unmanaged and not available for direct investment.
Collateralized Loan Obligation (“CLO”)
A collateralized loan obligation is a type of security backed by a pool of debt, typically low-rated corporate loans, structured so that there are several classes of bondholders with varying maturities, called tranches.
Commercial Mortgage-Backed Securities (“CMBS”)
Commercial mortgage-backed securities are fixed income investment products backed by mortgage loans on commercial properties such as apartment buildings and complexes, multi-family dwellings, factories, hotels and other commercial real estate.
Constant Maturity Treasury (“CMT”)
An interest rate that represents a daily determination of what the yield on a U.S. Treasury bill, note, or bond would be if it were issued on that day. The Treasury Department publishes these rates on a daily and weekly basis in reports called Special Interest Rates.
Consumer Price Index (“CPI”)
The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.
Credit Default Swap (“CDS”)
A CDS is a financial derivative contract that shifts the credit risk of a fixed income product to a counterparty in exchange for a premium. The buyer of the CDS makes a series of payments (the CDS “fee” or “spread”) to the seller and, in exchange, may expect to receive a payoff if the asset defaults.
Credit Suisse Leveraged Loan Index
The Credit Suisse Leveraged Loan Index is a market-weighted index that tracks the investable universe of the U.S. dollar denominated leveraged loans. The index is calculated on a total return basis, is unmanaged and not available for direct investment. The unmanaged index returns do not reflect any fees, expenses, or sales charges.
Federal Reserve (the “Fed”)
The Central Bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.
General Obligation Bonds (“GOs”)
A general obligation bond is a municipal bond backed by the credit and taxing power of the issuing jurisdiction rather than the revenue from a given project. General obligation bonds are issued with the belief that a municipality will be able to repay its debt obligation through taxation or revenue from projects.
Government National Mortgage Association (“GNMA” or “Ginnie Mae”)
Government National Mortgage Association, also known as “Ginnie Mae”, is a wholly-owned United States Government corporation within the Department of Housing and Urban Development and the principal governmental guarantor of U.S. mortgage-related securities.
Gross Domestic Product (“GDP”)
The GDP represents the market value of all goods and services produced by the economy during the period measured, including personal consumption, government purchases, private inventories, paid-in construction costs, and the foreign trade balance.
ICE BofA 10+ Year U.S. Cash Pay High Yield Index
ICE BofA 10+ Year U.S. Cash Pay High Yield Index is a subset of ICE BofA U.S. Cash Pay High Yield Index including all securities with a remaining term to final maturity greater than or equal to 10 years. ICE BofA U.S. Cash Pay High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the U.S. domestic market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

VIRTUS ASSET TRUST
KEY INVESTMENT TERMS (Unaudited) (Continued) December 31, 2021
ICE BofA U.S. High Yield BB-B Constrained Index
The ICE BofA U.S. High Yield BB-B Constrained Index measures performance of BB/B U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market, and is restricted to a maximum of 2% per issuer. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
ICE BofA US High Yield Index
The ICE BofA US High Yield Index is market capitalization weighted and is designed to measure the performance of U.S. dollar denominated below investment grade (commonly referred to as “junk”) corporate debt publicly issued in the U.S. domestic market. The Index includes securities rated below investment grade (based on an average of Moody’s Investors Service, Inc., Fitch, Inc., and Standard & Poor’s Financial Services, LLC) with at least 18 months remaining to final maturity at the time of issuance and at least one year remaining term to final maturity as of the Index’s rebalancing date. In addition, individual securities of qualifying issuers must have a fixed coupon schedule and a minimum amount outstanding of $250 million. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Intercontinental Exchange (“ICE”)
An American Fortune 500 company formed in 2000 that operates global exchanges and clearing houses, and provides mortgage technology, data and listing services. The company owns exchanges for financial and commodity markets, and operates 12 regulated exchanges and marketplaces. This includes ICE futures exchanges in the United States, Canada and Europe, the Liffe futures exchanges in Europe, the New York Stock Exchange, equity options exchanges and over-the-counter energy, credit and equity markets.
Leveraged Loan
Leveraged loans (also known as bank, senior or floating-rate loans) consists of below investment-grade credit quality loans that are arranged by banks and other financial institutions to help companies finance acquisitions, recapitalizations, or other highly leveraged transactions. Such loans may be especially vulnerable to adverse changes in economic or market conditions, although they are senior in the capital structure which typically provides investors/lenders a degree of potential credit risk protection.
Loan Par-Weighted Default Rate
The rate of borrowers who fail to remain current on their loans based on the par amount.
London Interbank Offered Rate (“LIBOR”)
A benchmark rate that some of the world’s leading banks charge each other for short-term loans and that serves as the first step to calculating interest rates on various loans throughout the world.
Markit CDX® North American High Yield Index (“CDX.NA.HY”)
CDX.NA.HY is composed of 100 liquid North American entities with high yield credit ratings as published by Markit® from time to time.
Mortgage-Backed Securities (“MBS”)
Mortgage-backed securities represent interests in pools of mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders.
MSCI EAFE® Index (net)
The MSCI EAFE® (Europe, Australasia, Far East) Index (net) is a free float-adjusted market capitalization-weighted index that measures developed market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
MSCI Emerging Markets Index (net)
The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Option-Adjusted Spread
An option-adjusted spread is the difference between the yield of a security that pays fixed interest payments and the current U.S. Treasury rates, which represents the rate of return on a risk-free investment.
Payment-in-Kind Security (“PIK”)
A bond which pays interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.
Permanent School Fund Guarantee Program (“PSF-GTD”)
The Permanent School Fund Guarantee Program guarantees bonds issued by a school district or charter school. The PSF-GTD has received “AAA” ratings from the major bond rating services and replaces the need for private bond insurance.
Prime Rate
The federal funds rate commercial banks charge their most creditworthy corporate customers.

VIRTUS ASSET TRUST
KEY INVESTMENT TERMS (Unaudited) (Continued) December 31, 2021
Real Estate Investment Trust (“REIT”)
A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.
Real Estate Mortgage Investment Conduit (“REMIC”)
A pass-through investment vehicle that is used to pool mortgage loans and issue mortgage-backed securities.
Residential Mortgage-Backed Securities (“RMBS”)
Residential mortgage-backed securities are fixed income investment products backed by residential mortgage loans.
Russell 2000® Index
The Russell 2000® Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
S&P 500® Index
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
School Bond Guaranty (“SCH BD GTY”)
A program by which the bonds issued by certain public school districts and/or charter schools are guaranteed using a pool of assets held by a state for the purpose of ensuring the availability of public education.
Securitized Assets
Assets that have been packaged into pools so that payments made by individual borrowers of both interest and principal on certain secured debt may be in effect “passed through” to investors, net of any fees paid to the issuer or guarantor of the securities. Typical examples of securitized assets are mortgage-related and other asset-backed securities, which collectively are securities backed by mortgages, installment contracts, credit card receivables or other financial assets.
Secured Overnight Financing Rate (“SOFR”)
A broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities.
State Credit Enhancement Program (“SD CRED PROG”)
A program by which certain public school districts are able to issue statutorily specified debt instruments at a lower interest rate by extending to those districts the credit rating of the state in which they are located. In the event of a district default on debt service payment, the state will pay the amount due from available cash balances. The school board must pledge the full faith and credit and taxing power of the district to repayment of any amount paid by the state.
Yield Curve
A yield curve is a line on a graph plotting the interest rates, at a set point in time, of bonds having equal credit quality but different maturity dates.

Ticker Symbols:
Class A: STGIX
Class I: STIGX
Class R6: STGZX
Seix Core Bond Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Seix Investment Advisors LLC
■	The Fund is diversified and has an investment objective of seeking to maximize long term total return through a combination of current income and capital appreciation, consistent with capital preservation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended December 31, 2021, the Fund’s Class A shares at NAV returned -1.43%, Class I shares at NAV returned -1.38%, and Class R6 shares at NAV returned -1.24%. For the same period, the Bloomberg U.S. Aggregate Bond Index, the Fund’s style-specific benchmark appropriate for comparison, returned -1.54%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s  fiscal year ended December 31, 2021?
The year 2021 delivered strong growth, higher inflation, a pandemic that persisted far longer than the early year optimism assumed, and risk markets that benefited from the strong tailwinds of fiscal stimulus and monetary policy support. The year began with a reflation theme, that is, seeking to bring the economy back to its long-term trend following a decline, through fiscal or monetary stimulus. Investors were optimistic that a vaccine rollout would usher a fuller reopening of the services economy and finally put COVID-19 in the rear-view mirror. There was already additional fiscal stimulus in the pipeline, due to the nearly $1 trillion package passed during the lame duck session of Congress at the end of 2020, following the November election. After the early January 2021 special election in Georgia saw the Democrats take control of Congress, the path to even more stimulus became apparent. Passage of the $1.9 trillion American Rescue Plan was complete before the end of the first quarter.
Expectations for gross domestic product (GDP) in 2021 were in the 4% range as the year began, but the combination of vaccines, more fiscal stimulus, and the economic reopening saw the consensus approach 7% by mid-year. Growth over the first half of the year was 6.5% annualized, but by the end of the second quarter, the Delta variant had arrived, and optimism about the recovery waned as a result. The second quarter also witnessed much higher inflation outcomes, well above the consensus expectation. The combination of fiscal stimulus again in 2021 and supply chains that were unable to recover to pre-pandemic levels due to the persistence of the virus led to a demand/supply imbalance that manifested in additional upward inflation pressure. Headline year-over-year Consumer Price Index (CPI) inflation at the end of 2020 was 1.3%, and by June 2021 it reached 5.3%, before ending the year at 7%. The consensus CPI forecast in January 2020 had anticipated only 2% inflation for 2021.
While the COVID variant fears peaked over the summer of 2021, upside inflation surprises persisted, challenging the “transitory” narrative the Federal Reserve (the Fed) had relied on when talking about inflation. The higher inflation outcomes forced the monetary policy outlook to evolve over the course of the year. Each quarter saw modest shifts by the Fed to acknowledge the higher inflation backdrop and the potential for policy to shift to a less accommodative posture as a result. Given that in March of 2021, the Fed was projecting no rate hikes through 2023, and by December six rate hikes were reflected over that same forecast period, with two more interest rate increases expected in 2024, it became clear the multi-decade highs in consumer prices were rapidly changing the path of monetary policy.
The interest rate backdrop over the course of 2021 was uniformly higher, as rates reacted to the growth optimism during the first half of the year and the inflation/monetary policy evolution over the second half of the year. Longer-term Treasury yields (10-year and 30-year) peaked in the first half of 2021 before retracting somewhat during the second half of the year as growth expectations were impaired by fears about the variants. Shorter-term Treasury yields (2-year and 5-year) peaked in the second half of the year as the Fed was forced to pivot in response to the much higher inflation data. Overall, rates moved higher during the year, with benchmark Treasury yields shifting as follows: 2-year, 0.12% to 0.73%; 5-year, 0.36% to 1.26%; 10-year, 0.92% to 1.51%; and 30-year, 1.65% to 1.90%. Consequently, total returns across the investment grade space were uniformly negative. The only exceptions were some select ultra-short-term strategies that tend to have very low interest rate risk. The Bloomberg U.S. Aggregate Bond Index, often referred to as the S&P 500® Index-like benchmark for the domestic bond market, had a -1.54% total return for the year.
The strong tailwinds of additional fiscal support and continued monetary policy accommodation offered a solid backdrop for risk assets – those that tend to display price volatility, such as stocks and high yield bonds – to perform well. Most of the primary investment grade spread sectors (non-governmental fixed income investments) generated positive excess return in 2021. Excess return refers to the difference in return – positive or negative – between an individual security and a comparable risk-free asset, in this case a U.S. Treasury with the same duration (interest rate sensitivity). Investment grade corporate credit generated +1.61% of excess return on the year; the government-related sector earned +0.68% of excess return; and the commercial mortgage-backed securities (CMBS) sector generated +1.05% of excess return; while the residential mortgage-backed securities (RMBS) sector was the exception, underperforming with -0.68% of excess return. Most of the excess return was earned over the first half of 2021 as the second half growth slowdown, COVID persistence, and Fed pivot toward less accommodative monetary policy created more headwinds for risk assets during the second half of the year.
What factors affected the Fund’s performance during its fiscal year?
The Fund outperformed its benchmark for the 12-month period ended December 31, 2021. The primary contributor to the Fund’s positive relative performance was the allocation to the securitized asset sleeve. This positive performance was attributed to security selection within the sleeve, including RMBS, CMBS and asset-backed securities (“ABS”). Yield curve strategies detracted from relative performance, primarily from positioning in the first quarter of 2021. The Fund maintained an overweight position in the corporate sleeve relative to the benchmark until early September, at which point the corporate allocation was reduced to neutral and
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix Core Bond Fund (Continued)
the U.S. Treasury allocation moved to an overweight, relative to the benchmark index.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
Foreign Investing: Investing in foreign securities subjects the Fund to additional risks such as increased volatility, currency fluctuations, less liquidity, and political, regulatory, economic, and market risk.
ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the non-repayment of underlying collateral, including losses to the Fund.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the portfolio manager(s) to invest the Fund’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2021.
U.S. Government Securities		46%
Corporate Bonds and Notes		25
Financials	9%
Energy	3
Industrials	2
Utilities	2
Communication Services	2
Materials	2
Health Care	2
All other Corporate Bonds and Notes	3
Mortgage-Backed Securities		22
Agency	16
Non-Agency	6
Asset-Backed Securities		6
Other	4
Credit Card	2
Short-Term Investment		1
Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix Core Bond Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/21

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	-1.43%	3.44%	2.63%	— %	—
Class A shares at POP[3,4]	-5.13	2.65	2.24	—	—
Class I shares at NAV[2]	-1.38	3.58	2.83	—	—
Class R6 shares at NAV[2]	-1.24	3.72	—	3.27	8/3/15
Bloomberg U.S. Aggregate Bond Index	-1.54	3.57	2.90	3.14 [5]	—
Fund Expense Ratios[6]: Class A shares: Gross 0.89%, Net 0.64%; Class I shares: Gross 0.59%, Net 0.50%; Class R6 shares: Gross 0.49%, Net 0.36%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2011, for Class A shares and Class I shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 3.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index return is from the inception date of Class R6 shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 28, 2021, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2022. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Ticker Symbols:
Class A: SAINX
Class C: STIFX
Class I: STICX
Class R6: VRSBX
Seix Corporate Bond Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Seix Investment Advisors LLC
■	The Fund is diversified and has an investment objective of seeking to maximize long term total return through a combination of current income and capital appreciation, consistent with capital preservation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended December 31, 2021, the Fund’s Class A shares at NAV returned -1.90%, Class C shares at NAV returned -2.50%, Class I shares at NAV returned -1.67%, and Class R6 shares at NAV returned -1.31%. For the same period, the Bloomberg U.S. Corporate Investment Grade Bond Index, the Fund’s style-specific benchmark appropriate for comparison, returned -1.04%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s  fiscal year ended December 31, 2021?
The year 2021 delivered strong growth, higher inflation, a pandemic that persisted far longer than the early year optimism assumed, and risk markets that benefited from the strong tailwinds of fiscal stimulus and monetary policy support. The year began with a reflation theme, that is, seeking to bring the economy back to its long-term trend following a decline, through fiscal or monetary stimulus. Investors were optimistic that a vaccine rollout would usher a fuller reopening of the services economy and finally put COVID-19 in the rear-view mirror. There was already additional fiscal stimulus in the pipeline, due to the nearly $1 trillion package passed during the lame duck session of Congress at the end of 2020, following the November election. After the early January 2021 special election in Georgia saw the Democrats take control of Congress, the path to even more stimulus became apparent. Passage of the
$1.9 trillion American Rescue Plan was complete before the end of the first quarter.
Expectations for gross domestic product (GDP) in 2021 were in the 4% range as the year began, but the combination of vaccines, more fiscal stimulus, and the economic reopening saw the consensus approach 7% by mid-year. Growth over the first half of the year was 6.5% annualized, but by the end of the second quarter, the Delta variant had arrived, and optimism about the recovery waned as a result. The second quarter also witnessed much higher inflation outcomes, well above the consensus expectation. The combination of fiscal stimulus again in 2021 and supply chains that were unable to recover to pre-pandemic levels due to the persistence of the virus led to a demand/supply imbalance that manifested in additional upward inflation pressure. Headline year-over-year Consumer Price Index (CPI) inflation at the end of 2020 was 1.3%, and by June 2021 it reached 5.3%, before ending the year at 7%. The consensus CPI forecast in January 2020 had anticipated only 2% inflation for 2021.
While the COVID variant fears peaked over the summer of 2021, upside inflation surprises persisted, challenging the “transitory” narrative the Federal Reserve (the Fed) had relied on when talking about inflation. The higher inflation outcomes forced the monetary policy outlook to evolve over the course of the year. Each quarter saw modest shifts by the Fed to acknowledge the higher inflation backdrop and the potential for policy to shift to a less accommodative posture as a result. Given that in March of 2021, the Fed was projecting no rate hikes through 2023, and by December six rate hikes were reflected over that same forecast period, with two more interest rate increases expected in 2024, it became clear the multi-decade highs in consumer prices were rapidly changing the path of monetary policy.
The interest rate backdrop over the course of 2021 was uniformly higher, as rates reacted to the growth optimism during the first half of the year and the inflation/monetary policy evolution over the second half of the year. Longer-term Treasury yields (10-year and 30-year) peaked in the first half of 2021 before retracting somewhat during the second half of the year as growth expectations were impaired by fears about the variants. Shorter-term Treasury yields (2-year and 5-year) peaked in the second half of the year as the Fed was forced to pivot in response to the much higher inflation data. Overall, rates moved higher during the year, with benchmark Treasury yields shifting as follows: 2-year, 0.12% to 0.73%; 5-year, 0.36% to 1.26%; 10-year, 0.92% to 1.51%; and 30-year, 1.65% to 1.90%. Consequently, total returns across the investment grade space were uniformly negative. The only exceptions were some select ultra-short-term strategies that tend to have very low interest rate risk. The Bloomberg U.S. Aggregate Bond Index, often referred to as the S&P 500® Index-like benchmark for the domestic bond market, had a -1.54% total return for the year.
The strong tailwinds of additional fiscal support and continued monetary policy accommodation offered a solid backdrop for risk assets – those that tend to display price volatility, such as stocks and high yield bonds – to perform well. Most of the primary investment grade spread sectors (non-governmental fixed income investments) generated positive excess return in 2021. Excess return refers to the difference in return – positive or negative – between an individual security and a comparable risk-free asset, in this case a U.S. Treasury with the same duration (interest rate sensitivity). Investment grade corporate credit generated +1.61% of excess return on the year; the government-related sector earned +0.68% of excess return; and the commercial mortgage-backed securities (CMBS) sector generated +1.05% of excess return; while the residential mortgage-backed securities (RMBS) sector was the exception, underperforming with -0.68% of excess return. Most of the excess return was earned over the first half of 2021 as the second half growth slowdown, COVID persistence, and Fed pivot toward less accommodative monetary policy created more headwinds for risk assets during the second half of the year.
What factors affected the Fund’s performance during its fiscal year?
The Fund underperformed its benchmark for the 12-month period ended December 31, 2021. Primary detractors from relative performance were the Fund’s longer-than-average duration, as well as the Fund’s position in CDX.NA.HY, a high yield credit default swap. Partially offsetting these detractors were positive contributions from an overweight to the BBB-rated quality segment, as well as the Fund’s allocation to select non-investment-grade credits that generated excess return over pure investment grade credits.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix Corporate Bond Fund (Continued)
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
High Yield Fixed Income Securities: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high yield securities than investment grade securities.
Derivatives: Investments in derivatives such as futures, options, forwards, and swaps may increase volatility or cause a loss greater than the principal investment.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the portfolio manager(s) to invest the Fund’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2021.
Corporate Bonds and Notes		99%
Financials	34%
Energy	14
Consumer Discretionary	11
Utilities	8
Communication Services	8
Industrials	6
Materials	6
All other Corporate Bonds and Notes	12
Short-Term Investment		1
Total		100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix Corporate Bond Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/21

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	-1.90%	5.76%	4.67%	— %	—
Class A shares at POP[3,4]	-5.58	4.96	4.27	—	—
Class C shares at NAV[2] and with CDSC[4]	-2.50	5.02	3.94	—	—
Class I shares at NAV[2]	-1.67	6.02	4.94	—	—
Class R6 shares at NAV[2]	-1.31	—	—	2.82	10/20/20
Bloomberg U.S. Corporate Investment Grade Bond Index	-1.04	5.26	4.70	1.48 [5]	—
Fund Expense Ratios[6]: Class A shares: Gross 1.04%, Net 0.96%; Class C shares: Gross 1.78%, Net 1.66%; Class I shares: Gross 0.81%, Net 0.71%; Class R6: Gross 0.72%, Net 0.44%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2011, for Class A shares, Class C shares, and Class I shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 3.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index return is from the inception date of Class R6 shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 28, 2021, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2022. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Ticker Symbols:
Class A: SFRAX
Class C: SFRCX
Class I: SAMBX
Class R6: SFRZX
Seix Floating Rate High Income Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Seix Investment Advisors LLC
■	The Fund is diversified and has an investment objective of attempting to provide a high level of current income. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended December 31, 2021, the Fund’s Class A shares at NAV returned 5.14%, Class C shares at NAV returned 4.65%, Class I shares at NAV returned 5.47%, and Class R6 shares at NAV returned 5.57%. For the same period, the Credit Suisse Leveraged Loan Index, the Fund’s style-specific benchmark appropriate for comparison, returned 5.40%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s  fiscal year ended December 31, 2021?
Leveraged loans enjoyed a strong year in 2021. For 2021, the Credit Suisse Leveraged Loan Index returned 5.46%. Notable contributors by industry were metals & mining (+16.02%), energy (+10.14%), and retail (+8.44%), while laggards were broadcasting (-0.01%), utilities (+1.44%), and cable & satellite (+2.66%). Split-B/CCC-rated loans (+12.32%) outperformed both single-B (+5.36%) and BB-rated loans (+3.18%).
As of December 31, 2021, the yield to 3-year takeout was 5.27%, up 0.17% for the year amid a resetting of Federal Reserve (Fed) expectations. The price on the Credit Suisse Leveraged Loan Index was approximately $98.51. Loan prices ended the year $0.30 below their 2021 high, achieved on November 8.
For the full year 2021, leveraged loan issuance totaled $835.1 billion, or $409.4 billion net of refinancing/re-pricing, which represented an increase of 98% and 112% from 2020, respectively. Mergers & acquisitions (M&A) made up 37% of issuance, while refinancing represented 27%, repricing 24.4%, dividends 8.3%, and general corporate/other was 3.3%.
Of note, in December 2021, 13 deals were linked to the Secured Overnight Financing Rate (SOFR), and priced totaling $7.1 billion (25.7% of total volume), compared with 11 SOFR-linked deals in November totaling $7.2 billion (9.6% of total volume).
Loan funds saw a thirteenth consecutive month of inflows in December of 2021. Overall inflows in 2021 totaled $45.4 billion ($10.0 billion in exchange-traded funds), compared to outflows of $26.9 billion over the same period in 2020.
In 2021, U.S. collateralized loan obligations (CLOs) priced $421.1 billion (made up of $183.7 billion ex-refinancing and $237.4 billion refinancing), compared with $125.8 billion in 2020.
Default rates continued to be muted during the fiscal year. The loan par-weighted default rate including distressed exchanges, in which troubled companies seek to exchange outstanding debt for loans with less onerous terms, ended December at 0.65%, down 3.62% for the year.
What factors affected the Fund’s performance during its fiscal year?
The Fund outperformed its benchmark, the Credit Suisse Leveraged Loan Index, for the 12 months ended December 21, 2021.
The Fund benefited from credit selection in energy, retail, and aerospace. This was partially offset by relative underperformance in gaming/leisure, information technology, and health care.
On a credit ratings basis, the Fund benefited from credit selection in B and CCC split-rated issues, while credit pressures included credit selection for BBB split-rated issues.
The top performing credits were Crestwood (energy), Black Brush Oil & Gas (energy), Belk (retail), and Exela (retail). The top detractors were mostly in loans that the Fund did not own but that were represented in the benchmark and performed well. These included Chesapeake Energy (energy), AMC Entertainment (leisure), Fieldwood Energy (energy), and Cineworld (leisure).
The manager continues to look for value-oriented investment opportunities with a focus on downside protection. The new issue calendar remains robust and continues to present potential investment opportunities, particularly against the backdrop of a higher inflation environment and strong retail inflows. Following an aggressive ratings downgrade cycle during the pandemic market bottom in mid-2020, credit rating upgrades are expected to continue, together with lower default rates, creating investment opportunities in CLO creation, new leveraged buyouts (LBOs), corporate spin-offs, mid-sized corporate financing, and regular leveraged finance refinancing.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
Bank Loans: Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and/or trade infrequently on the secondary market. Loans are subject to credit and call risk, may be difficult to value, and have longer settlement times than other investments, which can make loans relatively illiquid at times.
High Yield Fixed Income Securities: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high yield securities than investment grade securities.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the portfolio manager(s) to invest the Fund’s assets as intended.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix Floating Rate High Income Fund (Continued)
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2021.
Leveraged Loans		88%
Information Technology	15%
Service	10
Health Care	8
Financial	6
Chemicals	4
Media / Telecom - Telecommunications	4
Media / Telecom - Diversified Media	4
All other Leveraged Loans	37
Corporate Bonds and Notes		3
Common Stocks		1
Other (includes short-term investment)		8
Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix Floating Rate High Income Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/21

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	5.14%	2.93%	3.78%	— %	—
Class A shares at POP[3,4]	2.25	2.36	3.49	—	—
Class C shares at NAV[2] and with CDSC[4]	4.65	2.36	3.17	—	—
Class I shares at NAV[2]	5.47	3.28	4.08	—	—
Class R6 shares at NAV[2]	5.57	3.38	—	3.84	2/1/15
Credit Suisse Leveraged Loan Index	5.40	4.32	4.83	4.42 [5]	—
Fund Expense Ratios[6]: Class A shares: Gross 0.94%, Net 0.94%; Class C shares: Gross 1.66%, Net 1.52%; Class I shares: Gross 0.73%, Net 0.62%; Class R6 shares: Gross 0.61%, Net 0.52%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2011, for Class A shares, Class C shares, and Class I shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 2.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index return is from the inception date of Class R6 shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 28, 2021, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2022. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Ticker Symbols:
Class A: SFLTX
Class I: SCFTX
Seix High Grade Municipal Bond Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Seix Investment Advisors LLC
■	The Fund is diversified and has an investment objective of seeking to maximize total return through (i) current income that is exempt from federal income taxes and (ii) capital appreciation consistent with capital preservation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended December 31, 2021, the Fund’s Class A shares at NAV returned 0.35% and Class I shares at NAV returned 0.50%. For the same period, the Bloomberg U.S. Municipal Bond Index, the Fund’s style-specific benchmark appropriate for comparison, returned 1.52%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s  fiscal year ended December 31, 2021?
The year 2021 delivered strong growth, higher inflation, a pandemic that persisted far longer than the early year optimism assumed, and risk markets that benefited from the strong tailwinds of fiscal stimulus and monetary policy support. The year began with a reflation theme, that is, seeking to bring the economy back to its long-term trend following a decline, through fiscal or monetary stimulus. Investors were optimistic that a vaccine rollout would usher a fuller reopening of the services economy and finally put COVID-19 in the rear-view mirror. There was already additional fiscal stimulus in the pipeline, due to the nearly $1 trillion package passed during the lame duck session of Congress at the end of 2020, following the November election. After the early January 2021 special election in Georgia saw the Democrats take control of Congress, the path to even more stimulus became apparent. Passage of the $1.9 trillion American Rescue Plan was complete before the end of the first quarter.
Expectations for gross domestic product (GDP) in 2021 were in the 4% range as the year began, but the combination of vaccines, more fiscal stimulus, and the economic reopening saw the consensus approach 7% by mid-year. Growth over the first half of the year was 6.5% annualized, but by the end of the second quarter, the Delta variant had arrived, and optimism about the recovery waned as a result. The second quarter also witnessed much higher inflation outcomes, well above the consensus expectation. The combination of fiscal stimulus again in 2021 and supply chains that were unable to recover to pre-pandemic levels due to the persistence of the virus led to a demand/supply imbalance that manifested in additional upward inflation pressure. Headline year-over-year Consumer Price Index (CPI) inflation at the end of 2020 was 1.3%, and by June 2021 it reached 5.3%, before ending the year at 7%. The consensus CPI forecast in January 2020 had anticipated only 2% inflation for 2021.
While the COVID variant fears peaked over the summer of 2021, upside inflation surprises persisted, challenging the “transitory” narrative the Federal Reserve (the Fed) had relied on when talking about inflation. The higher inflation outcomes forced the monetary policy outlook to evolve over the course of the year. Each quarter saw modest shifts by the Fed to acknowledge the higher inflation backdrop and the potential for policy to shift to a less accommodative posture as a result. Given that in March of 2021, the Fed was projecting no rate hikes through 2023, and by December six rate hikes were reflected over that same forecast period, with two more interest rate increases expected in 2024, it became clear the multi-decade highs in consumer prices were rapidly changing the path of monetary policy.
The interest rate backdrop over the course of 2021 was uniformly higher, as rates reacted to the growth optimism during the first half of the year and the inflation/monetary policy evolution over the second half of the year. The slope of the municipal yield curve (the spread between 2-year and 30-year bonds) remained unchanged at 1.25%. Intermediate-term municipal bonds were under the most pressure, as the yield on the 5-year was higher by 0.37% and that on the 10-year was higher by 0.32%, while the 6- to 8-year area saw increases in yield of more than 0.40%.
Investors were encouraged by the amount of stimulus supplied to both states and individuals, as well as the distribution of vaccines, reopening of the economy, and potential return to normal. These factors reignited the quest for yield, making longer duration and lower credit quality bonds the most attractive areas of the market. The 30-year bond, also known as the long bond, returned the best performance over the 12-month period (3.17%), followed by the 20-year and then the 15-year (2.53% and 1.91%, respectively). For the year, the Bloomberg Municipal AAA Index returned 0.47%, while the Bloomberg Municipal Baa Index returned 4.85%. This outperformance by lower credit quality bonds reflected the hefty demand for yield. It also exemplified the resilience of spread tightening from the very wide levels that occurred in early 2020, as well as the perceived reduction of credit risk after record government support and intervention.
What factors affected the Fund’s performance during its fiscal year?
The Fund underperformed its benchmark, the Bloomberg Municipal Bond Index, for the 12 months ended December 31, 2021, largely as a result of the Fund’s overweight positions in AAA- and AA-rated bonds, as well as underweights to the 20-year and long bond areas of the yield curve, relative to the benchmark weighting. An overweight to the 15-year area was additive, as was an overweight to the special tax sector. Security selection in the transportation and water/sewer sectors was detrimental to performance.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
Municipal Market: Events negatively impacting a municipality, municipal security, or the municipal
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix High Grade Municipal Bond Fund (Continued)
bond market in general, may cause the Fund to decrease in value.
State & AMT Tax: A portion of income may be subject to some state and/or local taxes and, for certain investors, a portion may be subject to the federal alternative minimum tax.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the portfolio manager(s) to invest the Fund’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2021.
Municipal Bonds	96%
Short-Term Investment	4
Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix High Grade Municipal Bond Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/21

	1 Year	5 Years	10 Years
Class A shares at NAV[2]	0.35%	4.09%	4.11%
Class A shares at POP[3,4]	-2.41	3.51	3.82
Class I shares at NAV[2]	0.50	4.25	4.27
Bloomberg U.S. Municipal Bond Index	1.52	4.17	3.72
Fund Expense Ratios[5]: Class A shares: Gross 0.98%, Net 0.76%; Class I shares: Gross 0.89%, Net 0.61%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2011, for Class A shares and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 2.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 28, 2021, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2022. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Ticker Symbols:
Class A: SAHIX
Class I: STHTX
Class R6: STHZX
Seix High Income Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Seix Investment Advisors LLC
■	The Fund is diversified and has an investment objective of seeking high current income and, secondarily, total return (comprised of capital appreciation and income). There is no guarantee that the Fund will meet its objective(s).
■	For the fiscal year ended December 31, 2021, the Fund’s Class A shares at NAV returned 4.52%, Class I shares at NAV returned 4.78%, and Class R6 shares at NAV returned 4.87%. For the same period, the Bloomberg U.S. Corporate High Yield Bond Index, the Fund’s style-specific benchmark appropriate for comparison, returned 5.28%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s  fiscal year ended December 31, 2021?
The high yield bond market, as measured by the ICE BofA US High Yield Index, increased 5.36% for the fiscal year. The option-adjusted spread for the benchmark tightened by 0.76% during the year, offsetting an increase in Treasury rates. The yield on the ICE BofA US High Yield Index began the year at 4.24% and ended the year at 4.32%. This action was consistent with past periods of rising rates, when spreads historically tighten as the economy improves and the underlying fundamentals of the issuers improve. This typically occurs as Treasury rates increase, also due to the improving economy.
Top-performing segments of the high yield markets included CCC-rated bonds, distressed high yield, and energy. This was consistent with the improving economic backdrop. Further, longer-duration bonds, as measured by the ICE BofA 10+ Year US Cash Pay
High Yield Index, increased more than 8.6% for the year, offsetting the headwind from the rise in Treasury rates. This universe is more weighted to the energy sector than the overall market, which serves to partly explain the relative outperformance we saw during the fiscal year.
Including distressed exchanges, in which troubled companies seek to exchange outstanding debt for loans with less onerous terms, U.S. high yield bond default rates decreased 6.47% in 2021 to 0.29%, according to JP Morgan.
From a supply perspective, high yield issuance totaled $483.8 billion ($193.1 billion not including refinancings) for the full year. The mix of supply for the year broke down as follows: 60% refinancings, 16% general corporate purpose, and 24% in the mergers & acquisitions/leveraged buyout/dividend category.
In 2021, high yield fund outflows totaled $13.6 billion (+$842 million from exchange-traded funds), compared with inflows of $44.3 billion over the same period in 2020.
What factors affected the Fund’s performance during its fiscal year?
The Fund earned a positive return for the 12 months ended December 31, 2021, but trailed its benchmark, the Bloomberg U.S. Corporate High Yield Bond Index.
The largest contributors to relative performance for the year were security selection in consumer cyclicals, as well as underweight positions and positive security selection in both electric utilities and technology.
Top detractors from relative performance for the year included an overweight and negative security selection in non-bank financials, negative security selection in energy, and negative security selection in consumer non-cyclicals.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
High Yield Fixed Income Securities: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high yield securities than investment grade securities.
Foreign Investing: Investing in foreign securities subjects the Fund to additional risks such as increased volatility, currency fluctuations, less liquidity, and political, regulatory, economic, and market risk.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the portfolio manager(s) to invest the Fund’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2021.
Corporate Bonds and Notes		91%
Consumer Discretionary	21%
Financials	19
Energy	18
Communication Services	11
Industrials	7
Health Care	5
Consumer Staples	3
All other Corporate Bonds and Notes	7
Short-Term Investment		4
Leveraged Loans		3
Other (includes securities lending collateral)		2
Total		100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix High Income Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/21

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	4.52%	5.40%	6.12%	— %	—
Class A shares at POP[3,4]	0.60	4.60	5.71	—	—
Class I shares at NAV[2]	4.78	5.65	6.35	—	—
Class R6 shares at NAV[2]	4.87	5.78	—	4.93	8/1/14
Bloomberg U.S. Corporate High Yield Bond Index	5.28	6.30	6.83	5.64 [5]	—
Fund Expense Ratios[6]: Class A shares: Gross 1.16%, Net 0.93%; Class I shares: Gross 0.92%, Net 0.68%; Class R6 shares: Gross 0.77%, Net 0.59%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2011, for Class A shares and Class I shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 3.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index return is from the inception date of Class R6 shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 28, 2021, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2022. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Ticker Symbols:
Class A: HYPSX
Class I: SAMHX
Class R6: HYIZX
Seix High Yield Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Seix Investment Advisors LLC
■	The Fund is diversified and has an investment objective of seeking high income and, secondarily, capital appreciation. There is no guarantee that the Fund will meet its objective(s).
■	For the fiscal year ended December 31, 2021, the Fund’s Class A shares at NAV returned 3.69%, Class I shares at NAV returned 3.88%, and Class R6 shares at NAV returned 4.00%. For the same period, the ICE BofA U.S. High Yield BB-B Constrained Index, the Fund’s style-specific benchmark appropriate for comparison, returned 4.60%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s  fiscal year ended December 31, 2021?
The high yield bond market, as measured by the ICE BofA US High Yield Index, increased 5.36% for the fiscal year. The option-adjusted spread for the benchmark tightened by 0.76% during the year, offsetting an increase in Treasury rates. The yield on the ICE BofA US High Yield Index began the year at 4.24% and ended the year at 4.32%. This action was consistent with past periods of rising rates, when spreads historically tighten as the economy improves and the underlying fundamentals of the issuers improve. This typically occurs as Treasury rates increase, also due to the improving economy.
Top-performing segments of the high yield markets included CCC-rated bonds, distressed high yield, and energy. This was consistent with the improving economic backdrop. Further, longer-duration bonds, as measured by the ICE BofA 10+ Year US Cash Pay High Yield Index, increased more than 8.6% for the year, offsetting the headwind from the rise in Treasury rates. This universe is more weighted to the energy sector than the overall market, which serves to partly explain the relative outperformance we saw during the fiscal year.
Including distressed exchanges, in which troubled companies seek to exchange outstanding debt for loans with less onerous terms, U.S. high yield bond default rates decreased 6.47% in 2021 to 0.29%, according to JP Morgan.
From a supply perspective, high yield issuance totaled $483.8 billion ($193.1 billion not including refinancings) for the full year. The mix of supply for the year broke down as follows: 60% refinancings, 16% general corporate purpose, and 24% in the mergers & acquisitions/leveraged buyout/dividend category.
In 2021, high yield fund outflows totaled $13.6 billion (+$842 million from exchange-traded funds), compared with inflows of $44.3 billion over the same period in 2020.
What factors affected the Fund’s performance during its fiscal year?
The Fund earned a positive return for the 12 months ended December 31, 2021, but underperformed its benchmark, the ICE BofA US High Yield BB-B Constrained Index.
The largest contributor to relative performance for the year was an underweight and positive security selection in utilities. Security selection in both telecommunications and technology was also positive for performance.
Top detractors from relative performance included an overweight and negative security selection in media, negative security selection in energy, and an overweight and negative selection in cable/satellite.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
High Yield Fixed Income Securities: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high yield securities than investment grade securities.
Foreign Investing: Investing in foreign securities subjects the Fund to additional risks such as increased volatility, currency fluctuations, less liquidity, and political, regulatory, economic, and market risk.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the portfolio manager(s) to invest the Fund’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2021.
Corporate Bonds and Notes		91%
Consumer Discretionary	18%
Financials	16
Energy	16
Communication Services	15
Industrials	8
Health Care	5
Real Estate	3
All other Corporate Bonds and Notes	10
Short-Term Investment		4
Leveraged Loans		3
Other (includes securities lending collateral)		2
Total		100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix High Yield Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/21

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	3.69%	6.07%	5.98%	— %	—
Class A shares at POP[3,4]	-0.20	5.26	5.57	—	—
Class I shares at NAV[2]	3.88	6.28	6.20	—	—
Class R6 shares at NAV[2]	4.00	6.37	—	6.65	8/1/16
ICE BofA U.S. High Yield BB-B Constrained Index	4.60	6.04	6.54	6.30 [5]	—
Fund Expense Ratios[6]: Class A shares: Gross 1.04%, Net 0.82%; Class I shares: Gross 0.76%, Net 0.64%; Class R6 shares: Gross 0.67%, Net 0.53%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2011, for Class A shares and Class I shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 3.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index return is from the inception date of Class R6 shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 28, 2021, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2022. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix Investment Grade Tax-Exempt Bond Fund
Fund Summary (Unaudited)
Ticker Symbols:
Class A: SISIX
Class I: STTBX
Portfolio Manager Commentary by
Seix Investment Advisors LLC
■	The Fund is diversified and has an investment objective of seeking to maximize high total return through (i) current income that is exempt from federal income taxes and (ii) capital appreciation consistent with capital preservation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended December 31, 2021, the Fund’s Class A shares at NAV returned -0.04% and Class I shares at NAV returned 0.11%. For the same period, the Bloomberg U.S. Municipal Bond 1-15 Year Blend (1-17) Index, the Fund’s style-specific benchmark appropriate for comparison, returned 0.86%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s  fiscal year ended December 31, 2021?
The year 2021 delivered strong growth, higher inflation, a pandemic that persisted far longer than the early year optimism assumed, and risk markets that benefited from the strong tailwinds of fiscal stimulus and monetary policy support. The year began with a reflation theme, that is, seeking to bring the economy back to its long-term trend following a decline, through fiscal or monetary stimulus. Investors were optimistic that a vaccine rollout would usher a fuller reopening of the services economy and finally put COVID-19 in the rear-view mirror. There was already additional fiscal stimulus in the pipeline, due to the nearly $1 trillion package passed during the lame duck session of Congress at the end of 2020, following the November election. After the early January 2021 special election in Georgia saw the Democrats take control of Congress, the path to even more stimulus became apparent. Passage of the $1.9 trillion American Rescue Plan was complete before the end of the first quarter.
Expectations for gross domestic product (GDP) in 2021 were in the 4% range as the year began, but the combination of vaccines, more fiscal stimulus, and the economic reopening saw the consensus approach 7% by mid-year. Growth over the first half of the year was 6.5% annualized, but by the end of the second quarter, the Delta variant had arrived, and optimism about the recovery waned as a result. The second quarter also witnessed much higher inflation outcomes, well above the consensus expectation. The combination of fiscal stimulus again in 2021 and supply chains that were unable to recover to pre-pandemic levels due to the persistence of the virus led to a demand/supply imbalance that manifested in additional upward inflation pressure. Headline year-over-year Consumer Price Index (CPI) inflation at the end of 2020 was 1.3%, and by June 2021 it reached 5.3%, before ending the year at 7%. The consensus CPI forecast in January 2020 had anticipated only 2% inflation for 2021.
While the COVID variant fears peaked over the summer of 2021, upside inflation surprises persisted, challenging the “transitory” narrative the Federal Reserve (the Fed) had relied on when talking about inflation. The higher inflation outcomes forced the monetary policy outlook to evolve over the course of the year. Each quarter saw modest shifts by the Fed to acknowledge the higher inflation backdrop and the potential for policy to shift to a less accommodative posture as a result. Given that in March of 2021, the Fed was projecting no rate hikes through 2023, and by December six rate hikes were reflected over that same forecast period, with two more interest rate increases expected in 2024, it became clear the multi-decade highs in consumer prices were rapidly changing the path of monetary policy.
The interest rate backdrop over the course of 2021 was uniformly higher, as rates reacted to the growth optimism during the first half of the year and the inflation/monetary policy evolution over the second half of the year. The slope of the municipal yield curve (the spread between 2-year and 30-year bonds) remained unchanged at 1.25%. Intermediate-term municipal bonds were under the most pressure, as the yield on the 5-year was higher by 0.37% and that on the 10-year was higher by 0.32%, while the 6- to 8-year area saw increases in yield of more than 0.40%.
Investors were encouraged by the amount of stimulus supplied to both states and individuals, as well as the distribution of vaccines, reopening of the economy, and potential return to normal. These factors reignited the quest for yield, making longer duration and lower credit quality bonds the most attractive areas of the market. The 30-year bond, also known as the long bond, returned the best performance over the 12-month period (3.17%), followed by the 20-year and then the 15-year (2.53% and 1.91%, respectively). For the year, the Bloomberg Municipal AAA Index returned 0.47%, while the Bloomberg Municipal Baa Index returned 4.85%. This outperformance by lower credit quality bonds reflected the hefty demand for yield. It also exemplified the resilience of spread tightening from the very wide levels that occurred in early 2020, as well as the perceived reduction of credit risk after record government support and intervention.
What factors affected the Fund’s performance during its fiscal year?
The Fund underperformed its benchmark, the Bloomberg U.S. Municipal Bond 1-15 Year Blend (1-17) Index, for the 12 months ended December 31, 2021, largely as a result of the Fund’s overweight to AAA- and AA-rated paper, as well as an overweight to the 10-year area of the yield curve relative to the benchmark weighting. An overweight to the leasing sector assisted performance. Security selection in the transportation and water/sewer sectors was detrimental to performance.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
Municipal Market: Events negatively impacting a municipality, municipal security, or the municipal
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix Investment Grade Tax-Exempt Bond Fund (Continued)
bond market in general, may cause the Fund to decrease in value.
State & AMT Tax: A portion of income may be subject to some state and/or local taxes and, for certain investors, a portion may be subject to the federal alternative minimum tax.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the portfolio manager(s) to invest the Fund’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2021.
Municipal Bonds	89%
Short-Term Investment	11
Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix Investment Grade Tax-Exempt Bond Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/21

	1 Year	5 Years	10 Years
Class A shares at NAV[2]	-0.04%	3.23%	2.88%
Class A shares at POP[3,4]	-2.79	2.66	2.60
Class I shares at NAV[2]	0.11	3.41	3.06
Bloomberg U.S. Municipal Bond 1-15 Year Blend (1-17) Index	0.86	3.57	3.05
Fund Expense Ratios[5]: Class A shares: Gross 1.03%, Net 0.69%; Class I shares: Gross 0.84%, Net 0.54%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2011, for Class A shares and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 2.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 28, 2021, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2023. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Ticker Symbols:
Class A: STSBX
Class C: SCBSX
Class I: SSBTX
Seix Short-Term Bond Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Seix Investment Advisors LLC
■	The Fund is diversified and has an investment objective of seeking to maximize long term total return through a combination of current income and capital appreciation, consistent with capital preservation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended December 31, 2021, the Fund’s Class A shares at NAV returned -0.97%, Class C shares at NAV returned -1.29%, and Class I shares at NAV returned -0.87%. For the same period, the Bloomberg 1-3 Year U.S. Government/Credit Index, the Fund’s style-specific benchmark appropriate for comparison, returned -0.47%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s  fiscal year ended December 31, 2021?
The year 2021 delivered strong growth, higher inflation, a pandemic that persisted far longer than the early year optimism assumed, and risk markets that benefited from the strong tailwinds of fiscal stimulus and monetary policy support. The year began with a reflation theme, that is, seeking to bring the economy back to its long-term trend following a decline, through fiscal or monetary stimulus. Investors were optimistic that a vaccine rollout would usher a fuller reopening of the services economy and finally put COVID-19 in the rear-view mirror. There was already additional fiscal stimulus in the pipeline, due to the nearly $1 trillion package passed during the lame duck session of Congress at the end of 2020, following the November election. After the early January 2021 special election in Georgia saw the Democrats take control of Congress, the path to even more stimulus became apparent. Passage of the $1.9 trillion American Rescue Plan was complete before the end of the first quarter.
Expectations for gross domestic product (GDP) in 2021 were in the 4% range as the year began, but the combination of vaccines, more fiscal stimulus, and the economic reopening saw the consensus approach 7% by mid-year. Growth over the first half of the year was 6.5% annualized, but by the end of the second quarter, the Delta variant had arrived, and optimism about the recovery waned as a result. The second quarter also witnessed much higher inflation outcomes, well above the consensus expectation. The combination of fiscal stimulus again in 2021 and supply chains that were unable to recover to pre-pandemic levels due to the persistence of the virus led to a demand/supply imbalance that manifested in additional upward inflation pressure. Headline year-over-year Consumer Price Index (CPI) inflation at the end of 2020 was 1.3%, and by June 2021 it reached 5.3%, before ending the year at 7%. The consensus CPI forecast in January 2020 had anticipated only 2% inflation for 2021.
While the COVID variant fears peaked over the summer of 2021, upside inflation surprises persisted, challenging the “transitory” narrative the Federal Reserve (the Fed) had relied on when talking about inflation. The higher inflation outcomes forced the monetary policy outlook to evolve over the course of the year. Each quarter saw modest shifts by the Fed to acknowledge the higher inflation backdrop and the potential for policy to shift to a less accommodative posture as a result. Given that in March of 2021, the Fed was projecting no rate hikes through 2023, and by December six rate hikes were reflected over that same forecast period, with two more interest rate increases expected in 2024, it became clear the multi-decade highs in consumer prices were rapidly changing the path of monetary policy.
The interest rate backdrop over the course of 2021 was uniformly higher, as rates reacted to the growth optimism during the first half of the year and the inflation/monetary policy evolution over the second half of the year. Longer-term Treasury yields (10-year and 30-year) peaked in the first half of 2021 before retracting somewhat during the second half of the year as growth expectations were impaired by fears about the variants. Shorter-term Treasury yields (2-year and 5-year) peaked in the second half of the year as the Fed was forced to pivot in response to the much higher inflation data. Overall, rates moved higher during the year, with benchmark Treasury yields shifting as follows: 2-year, 0.12% to 0.73%; 5-year, 0.36% to 1.26%; 10-year, 0.92% to 1.51%; and 30-year, 1.65% to 1.90%. Consequently, total returns across the investment grade space were uniformly negative. The only exceptions were some select ultra-short-term strategies that tend to have very low interest rate risk. The Bloomberg U.S. Aggregate Bond Index, often referred to as the S&P 500® Index-like benchmark for the domestic bond market, had a -1.54% total return for the year.
The strong tailwinds of additional fiscal support and continued monetary policy accommodation offered a solid backdrop for risk assets – those that tend to display price volatility, such as stocks and high yield bonds – to perform well. Most of the primary investment grade spread sectors (non-governmental fixed income investments) generated positive excess return in 2021. Excess return refers to the difference in return – positive or negative – between an individual security and a comparable risk-free asset, in this case a U.S. Treasury with the same duration (interest rate sensitivity). Investment grade corporate credit generated +1.61% of excess return on the year; the government-related sector earned +0.68% of excess return; and the commercial mortgage-backed securities (CMBS) sector generated +1.05% of excess return; while the residential mortgage-backed securities (RMBS) sector was the exception, underperforming with -0.68% of excess return. Most of the excess return was earned over the first half of 2021 as the second half growth slowdown, COVID persistence, and Fed pivot toward less accommodative monetary policy created more headwinds for risk assets during the second half of the year.
What factors affected the Fund’s performance during its fiscal year?
The Fund underperformed its benchmark for the 12-month period ended December 31, 2021. The corporate sector was a positive contributor to relative performance, both from a security selection and allocation basis. The Fund maintained an overweight position in the corporate bond sleeve relative to the benchmark until early September 2021, at which point the corporate allocation was reduced to neutral. Securitized asset strategies were a modest detractor, as was the continued avoidance of the government-related sector.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix Short-Term Bond Fund (Continued)
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the non-repayment of underlying collateral, including losses to the Fund.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the portfolio manager(s) to invest the Fund’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2021.
U.S. Government Securities		59%
Corporate Bonds and Notes		25
Financials	8%
Industrials	6
Energy	4
All other Corporate Bonds and Notes	7
Mortgage-Backed Securities		11
Asset-Backed Securities		4
Short-Term Investment		1
Total		100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix Short-Term Bond Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/21

	1 Year	5 Years	10 Years
Class A shares at NAV[2]	-0.97%	1.40%	1.10%
Class A shares at POP[3,4]	-3.19	0.94	0.87
Class C shares at NAV[2] and with CDSC[4]	-1.29	0.76	0.48
Class I shares at NAV[2]	-0.87	1.58	1.31
Bloomberg 1-3 Year U.S. Government/Credit Index	-0.47	1.85	1.39
Fund Expense Ratios[5]: Class A shares: Gross 1.27%, Net 0.80%; Class C shares: Gross 2.10%, Net 1.57%; Class I shares: Gross 1.16%, Net 0.60%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2011, for Class A shares, Class C shares, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 2.25% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 28, 2021, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2022. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Ticker Symbols:
Class A: SMMAX
Class I: CMDTX
Seix Short-Term Municipal Bond Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Seix Investment Advisors LLC
■	The Fund is diversified and has an investment objective of seeking to maximize total return through (i) current income that is exempt from federal income taxes and (ii) capital appreciation consistent with capital preservation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended December 31, 2021, the Fund’s Class A shares at NAV returned -0.48% and Class I shares at NAV returned -0.31%. For the same period, the Bloomberg Municipal Bond 1-5 Year Index, the Fund’s style-specific benchmark appropriate for comparison, returned 0.36%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s  fiscal year ended December 31, 2021?
The year 2021 delivered strong growth, higher inflation, a pandemic that persisted far longer than the early year optimism assumed, and risk markets that benefited from the strong tailwinds of fiscal stimulus and monetary policy support. The year began with a reflation theme, that is, seeking to bring the economy back to its long-term trend following a decline, through fiscal or monetary stimulus. Investors were optimistic that a vaccine rollout would usher a fuller reopening of the services economy and finally put COVID-19 in the rear-view mirror. There was already additional fiscal stimulus in the pipeline, due to the nearly $1 trillion package passed during the lame duck session of Congress at the end of 2020, following the November election. After the early January 2021 special election in Georgia saw the Democrats take control of Congress, the path to even more stimulus became apparent. Passage of the $1.9 trillion American Rescue Plan was complete before the end of the first quarter.
Expectations for gross domestic product (GDP) in 2021 were in the 4% range as the year began, but the combination of vaccines, more fiscal stimulus, and the economic reopening saw the consensus approach 7% by mid-year. Growth over the first half of the year was 6.5% annualized, but by the end of the second quarter, the Delta variant had arrived, and optimism about the recovery waned as a result. The second quarter also witnessed much higher inflation outcomes, well above the consensus expectation. The combination of fiscal stimulus again in 2021 and supply chains that were unable to recover to pre-pandemic levels due to the persistence of the virus led to a demand/supply imbalance that manifested in additional upward inflation pressure. Headline year-over-year Consumer Price Index (CPI) inflation at the end of 2020 was 1.3%, and by June 2021 it reached 5.3%, before ending the year at 7%. The consensus CPI forecast in January 2020 had anticipated only 2% inflation for 2021.
While the COVID variant fears peaked over the summer of 2021, upside inflation surprises persisted, challenging the “transitory” narrative the Federal Reserve (the Fed) had relied on when talking about inflation. The higher inflation outcomes forced the monetary policy outlook to evolve over the course of the year. Each quarter saw modest shifts by the Fed to acknowledge the higher inflation backdrop and the potential for policy to shift to a less accommodative posture as a result. Given that in March of 2021, the Fed was projecting no rate hikes through 2023, and by December six rate hikes were reflected over that same forecast period, with two more interest rate increases expected in 2024, it became clear the multi-decade highs in consumer prices were rapidly changing the path of monetary policy.
The interest rate backdrop over the course of 2021 was uniformly higher, as rates reacted to the growth optimism during the first half of the year and the inflation/monetary policy evolution over the second half of the year. The slope of the municipal yield curve (the spread between 2-year and 30-year bonds) remained unchanged at 1.25%. Intermediate-term municipal bonds were under the most pressure, as the yield on the 5-year was higher by 0.37% and that on the 10-year was higher by 0.32%, while the 6- to 8-year area saw increases in yield of more than 0.40%.
Investors were encouraged by the amount of stimulus supplied to both states and individuals, as well as the distribution of vaccines, reopening of the economy, and potential return to normal. These factors reignited the quest for yield, making longer duration and lower credit quality bonds the most attractive areas of the market. The 30-year bond, also known as the long bond, returned the best performance over the 12-month period (3.17%), followed by the 20-year and then the 15-year (2.53% and 1.91%, respectively). For the year, the Bloomberg Municipal AAA Index returned 0.47%, while the Bloomberg Municipal Baa Index returned 4.85%. This outperformance by lower credit quality bonds reflected the hefty demand for yield. It also exemplified the resilience of spread tightening from the very wide levels that occurred in early 2020, as well as the perceived reduction of credit risk after record government support and intervention.
What factors affected the Fund’s performance during its fiscal year?
The Fund underperformed its benchmark, the Bloomberg Municipal 1-5 Yr Index, largely as a result of the Fund’s overweight to the 5- and 7-year area of the yield curve relative to the benchmark weighting. Overweight positions in the transportation and hospital sectors were additive to performance, while security selection in local general obligation bonds (GOs) and the electric sector was detrimental to performance.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
Municipal Market: Events negatively impacting a municipality, municipal security, or the municipal bond market in general, may cause the Fund to decrease in value.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix Short-Term Municipal Bond Fund (Continued)
State & AMT Tax: A portion of income may be subject to some state and/or local taxes and, for certain investors, a portion may be subject to the federal alternative minimum tax.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the portfolio manager(s) to invest the Fund’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2021.
Municipal Bonds	95%
Short-Term Investment	5
Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix Short-Term Municipal Bond Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/21

	1 Year	5 Years	10 Years
Class A shares at NAV[2]	-0.48%	1.64%	1.26%
Class A shares at POP[3,4]	-2.72	1.18	1.03
Class I shares at NAV[2]	-0.31	1.80	1.43
Bloomberg Municipal Bond 1-5 Year Index	0.36	2.04	1.56
Fund Expense Ratios[5]: Class A shares: Gross 1.28%, Net 0.57%; Class I shares: Gross 1.18%, Net 0.40%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2011, for Class A shares and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 2.25% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 28, 2021, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2022. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Ticker Symbols:
Class A: CBPSX
Class I: SAMFX
Class R6: SAMZX
Seix Total Return Bond Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Seix Investment Advisors LLC
■	The Fund is diversified and has an investment objective of seeking to maximize long term total return through a combination of current income and capital appreciation, consistent with capital preservation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended December 31, 2021, the Fund’s Class A shares at NAV returned -1.47%, Class I shares at NAV returned -1.23%, and Class R6 shares at NAV returned -1.08%. For the same period, the Bloomberg U.S. Aggregate Bond Index, the Fund’s style-specific benchmark appropriate for comparison, returned -1.54%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s  fiscal year ended December 31, 2021?
The year 2021 delivered strong growth, higher inflation, a pandemic that persisted far longer than the early year optimism assumed, and risk markets that benefited from the strong tailwinds of fiscal stimulus and monetary policy support. The year began with a reflation theme, that is, seeking to bring the economy back to its long-term trend following a decline, through fiscal or monetary stimulus. Investors were optimistic that a vaccine rollout would usher a fuller reopening of the services economy and finally put COVID-19 in the rear-view mirror. There was already additional fiscal stimulus in the pipeline, due to the nearly $1 trillion package passed during the lame duck session of Congress at the end of 2020, following the November election. After the early January 2021 special election in Georgia saw the Democrats take control of Congress, the path to even more stimulus became apparent. Passage of the $1.9 trillion American Rescue Plan was complete before the end of the first quarter.
Expectations for gross domestic product (GDP) in 2021 were in the 4% range as the year began, but the combination of vaccines, more fiscal stimulus, and the economic reopening saw the consensus approach 7% by mid-year. Growth over the first half of the year was 6.5% annualized, but by the end of the second quarter, the Delta variant had arrived, and optimism about the recovery waned as a result. The second quarter also witnessed much higher inflation outcomes, well above the consensus expectation. The combination of fiscal stimulus again in 2021 and supply chains that were unable to recover to pre-pandemic levels due to the persistence of the virus led to a demand/supply imbalance that manifested in additional upward inflation pressure. Headline year-over-year Consumer Price Index (CPI) inflation at the end of 2020 was 1.3%, and by June 2021 it reached 5.3%, before ending the year at 7%. The consensus CPI forecast in January 2020 had anticipated only 2% inflation for 2021.
While the COVID variant fears peaked over the summer of 2021, upside inflation surprises persisted, challenging the “transitory” narrative the Federal Reserve (the Fed) had relied on when talking about inflation. The higher inflation outcomes forced the monetary policy outlook to evolve over the course of the year. Each quarter saw modest shifts by the Fed to acknowledge the higher inflation backdrop and the potential for policy to shift to a less accommodative posture as a result. Given that in March of 2021, the Fed was projecting no rate hikes through 2023, and by December six rate hikes were reflected over that same forecast period, with two more interest rate increases expected in 2024, it became clear the multi-decade highs in consumer prices were rapidly changing the path of monetary policy.
The interest rate backdrop over the course of 2021 was uniformly higher, as rates reacted to the growth optimism during the first half of the year and the inflation/monetary policy evolution over the second half of the year. Longer-term Treasury yields (10-year and 30-year) peaked in the first half of 2021 before retracting somewhat during the second half of the year as growth expectations were impaired by fears about the variants. Shorter-term Treasury yields (2-year and 5-year) peaked in the second half of the year as the Fed was forced to pivot in response to the much higher inflation data. Overall, rates moved higher during the year, with benchmark Treasury yields shifting as follows: 2-year, 0.12% to 0.73%; 5-year, 0.36% to 1.26%; 10-year, 0.92% to 1.51%; and 30-year, 1.65% to 1.90%. Consequently, total returns across the investment grade space were uniformly negative. The only exceptions were some select ultra-short-term strategies that tend to have very low interest rate risk. The Bloomberg U.S. Aggregate Bond Index, often referred to as the S&P 500® Index-like benchmark for the domestic bond market, had a -1.54% total return for the year.
The strong tailwinds of additional fiscal support and continued monetary policy accommodation offered a solid backdrop for risk assets – those that tend to display price volatility, such as stocks and high yield bonds – to perform well. Most of the primary investment grade spread sectors (non-governmental fixed income investments) generated positive excess return in 2021. Excess return refers to the difference in return – positive or negative – between an individual security and a comparable risk-free asset, in this case a U.S. Treasury with the same duration (interest rate sensitivity). Investment grade corporate credit generated +1.61% of excess return on the year; the government-related sector earned +0.68% of excess return; and the commercial mortgage-backed securities (CMBS) sector generated +1.05% of excess return; while the residential mortgage-backed securities (RMBS) sector was the exception, underperforming with -0.68% of excess return. Most of the excess return was earned over the first half of 2021 as the second half growth slowdown, COVID persistence, and Fed pivot toward less accommodative monetary policy created more headwinds for risk assets during the second half of the year.
What factors affected the Fund’s performance during its fiscal year?
The Fund outperformed its benchmark for the 12-month period ended December 31, 2021. The corporate sector was the primary contributor to the outperformance, both from a security selection and an allocation basis. Security selection was the larger contributor, as individual non-investment grade issues generated excess return over the pure investment grade exposure. A smaller contribution came from the Fund’s overweight to the corporate sector, which was maintained until early September, at which point the corporate allocation was reduced to neutral and the U.S. Treasury allocation moved to an overweight. The securitized asset sleeve was a
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix Total Return Bond Fund (Continued)
secondary contributor to relative performance due to security selection as well as allocation to certain sub-sectors. Partially offsetting these positive contributors were two detractors from performance: yield curve positioning (mainly in the first quarter of 2021) and the Fund’s position in CDX.NA.HY, a high yield credit default swap.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
Foreign & Emerging Markets: Investing in foreign securities, especially in emerging markets, subjects the Fund to additional risks such as increased volatility, currency fluctuations, less liquidity, and political, regulatory, economic, and market risk.
ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the non-repayment of underlying collateral, including losses to the Fund.
High Yield Fixed Income Securities: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high yield securities than investment grade securities.
Derivatives: Investments in derivatives such as futures, options, forwards, and swaps may increase volatility or cause a loss greater than the principal investment.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the portfolio manager(s) to invest the Fund’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2021.
U.S. Government Securities		47%
Corporate Bonds and Notes		25
Financials	9%
Energy	3
Consumer Discretionary	3
Industrials	2
Communication Services	2
Utilities	2
Materials	2
All other Corporate Bonds and Notes	2
Mortgage-Backed Securities		21
Agency	16
Non-Agency	5
Asset-Backed Securities		5
Other	3
Credit Card	2
Short-Term Investment		2
Total		100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix Total Return Bond Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/21

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	-1.47%	3.51%	2.74%	— %	—
Class A shares at POP[3,4]	-5.17	2.72	2.35	—	—
Class I shares at NAV[2]	-1.23	3.77	3.01	—	—
Class R6 shares at NAV[2]	-1.08	3.91	—	3.32	8/1/14
Bloomberg U.S. Aggregate Bond Index	-1.54	3.57	2.90	3.10 [5]	—
Fund Expense Ratios[6]: Class A shares: Gross 0.87%, Net 0.70%; Class I shares: Gross 0.57%, Net 0.46%; Class R6 shares: Gross 0.46%, Net 0.31%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2011, for Class A shares and Class I shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 3.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index return is from the inception date of Class R6 shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 28, 2021, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2022. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix U.S. Government Securities Ultra-Short Bond Fund
Fund Summary (Unaudited)
Ticker Symbols:
Class A: SSAGX
Class I: SIGVX
Class R6: SIGZX
Portfolio Manager Commentary by
Seix Investment Advisors LLC
■	The Fund is diversified and has an investment objective of seeking to maximize current income consistent with capital preservation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended December 31, 2021, the Fund’s Class A shares at NAV returned -0.29%, Class I shares at NAV returned -0.13%, and Class R6 shares at NAV returned 0.12%. For the same period, the Bloomberg 3-6 Month U.S. Treasury Bill Index, the Fund’s style-specific benchmark appropriate for comparison, returned 0.06%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s  fiscal year ended December 31, 2021?
The year 2021 delivered strong growth, higher inflation, a pandemic that persisted far longer than the early year optimism assumed, and risk markets that benefited from the strong tailwinds of fiscal stimulus and monetary policy support. The year began with a reflation theme, that is, seeking to bring the economy back to its long-term trend following a decline, through fiscal or monetary stimulus. Investors were optimistic that a vaccine rollout would usher a fuller reopening of the services economy and finally put COVID-19 in the rear-view mirror. There was already additional fiscal stimulus in the pipeline, due to the nearly $1 trillion package passed during the lame duck session of Congress at the end of 2020, following the November election. After the early January 2021 special election in Georgia saw the Democrats take control of Congress, the path to even more stimulus became apparent. Passage of the $1.9 trillion American Rescue Plan was complete before the end of the first quarter.
Expectations for gross domestic product (GDP) in 2021 were in the 4% range as the year began, but the combination of vaccines, more fiscal stimulus, and the economic reopening saw the consensus approach 7% by mid-year. Growth over the first half of the year was 6.5% annualized, but by the end of the second quarter, the Delta variant had arrived, and optimism about the recovery waned as a result. The second quarter also witnessed much higher inflation outcomes, well above the consensus expectation. The combination of fiscal stimulus again in 2021 and supply chains that were unable to recover to pre-pandemic levels due to the persistence of the virus led to a demand/supply imbalance that manifested in additional upward inflation pressure. Headline year-over-year Consumer Price Index (CPI) inflation at the end of 2020 was 1.3%, and by June 2021 it reached 5.3%, before ending the year at 7%. The consensus CPI forecast in January 2020 had anticipated only 2% inflation for 2021.
While the COVID variant fears peaked over the summer of 2021, upside inflation surprises persisted, challenging the “transitory” narrative the Federal Reserve (the Fed) had relied on when talking about inflation. The higher inflation outcomes forced the monetary policy outlook to evolve over the course of the year. Each quarter saw modest shifts by the Fed to acknowledge the higher inflation backdrop and the potential for policy to shift to a less accommodative posture as a result. Given that in March of 2021, the Fed was projecting no rate hikes through 2023, and by December six rate hikes were reflected over that same forecast period, with two more interest rate increases expected in 2024, it became clear the multi-decade highs in consumer prices were rapidly changing the path of monetary policy.
The interest rate backdrop over the course of 2021 was uniformly higher, as rates reacted to the growth optimism during the first half of the year and the inflation/monetary policy evolution over the second half of the year. Longer-term Treasury yields (10-year and 30-year) peaked in the first half of 2021 before retracting somewhat during the second half of the year as growth expectations were impaired by fears about the variants. Shorter-term Treasury yields (2-year and 5-year) peaked in the second half of the year as the Fed was forced to pivot in response to the much higher inflation data. Overall, rates moved higher during the year, with benchmark Treasury yields shifting as follows: 2-year, 0.12% to 0.73%; 5-year, 0.36% to 1.26%; 10-year, 0.92% to 1.51%; and 30-year, 1.65% to 1.90%. Consequently, total returns across the investment grade space were uniformly negative. The only exceptions were some select ultra-short-term strategies that tend to have very low interest rate risk. The Bloomberg U.S. Aggregate Bond Index, often referred to as the S&P 500® Index-like benchmark for the domestic bond market, had a -1.54% total return for the year.
The strong tailwinds of additional fiscal support and continued monetary policy accommodation offered a solid backdrop for risk assets – those that tend to display price volatility, such as stocks and high yield bonds – to perform well. Most of the primary investment grade spread sectors (non-governmental fixed income investments) generated positive excess return in 2021. Excess return refers to the difference in return – positive or negative – between an individual security and a comparable risk-free asset, in this case a U.S. Treasury with the same duration (interest rate sensitivity). Investment grade corporate credit generated +1.61% of excess return on the year; the government-related sector earned +0.68% of excess return; and the commercial mortgage-backed securities (CMBS) sector generated +1.05% of excess return; while the residential mortgage-backed securities (RMBS) sector was the exception, underperforming with -0.68% of excess return. Most of the excess return was earned over the first half of 2021 as the second half growth slowdown, COVID persistence, and Fed pivot toward less accommodative monetary policy created more headwinds for risk assets during the second half of the year.
What factors affected the Fund’s performance during its fiscal year?
The Fund underperformed its benchmark for the 12-month period ended December 31, 2021. The largest contributor to absolute performance in 2021 was the shift in market expectations for the Fed to begin raising short-term interest rates earlier than previously expected. In that environment, the best-performing securities in the Fund for the fiscal year were those with floating rate coupons, which benefited from the increase in benchmark Treasury rates. The weakest performers were fixed-rate mortgage-backed securities (MBS) (10- and 15-year) and 7/1 Hybrid adjustable-rate mortgages (ARMs).
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix U.S. Government Securities Ultra-Short Bond Fund (Continued)
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the non-repayment of underlying collateral, including losses to the Fund.
U.S. Government Securities: U.S. government securities may be subject to price fluctuations. An agency may default on an obligation not backed by the United States. Any guarantee on U.S. government securities does not apply to the value of the Fund’s shares.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the portfolio manager(s) to invest the Fund’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2021.
Mortgage-Backed Securities		92%
Agency	92%
Short-Term Investment		8
Total		100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix U.S. Government Securities Ultra-Short Bond Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/21

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	-0.29%	— %	— %	1.04%	7/24/18
Class I shares at NAV[2]	-0.13	1.30	0.96	—	—
Class R6 shares at NAV[2]	0.12	1.47	—	1.42	8/1/16
Bloomberg 3-6 Month U.S. Treasury Bill Index	0.06	1.22	0.70	— [3]	—
Fund Expense Ratios[4]: Class A shares: Gross 0.67%, Net 0.67%; Class I shares: Gross 0.50%, Net 0.42%; Class R6 shares: Gross 0.39%, Net 0.27%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2011, for Class I shares including any applicable sales charges or fees. The performance of the other share classes may be greater or less than that shown based on differences in inception dates, fees and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	The index return is 1.25% since inception of Class A shares and 1.16% since inception of Class R6 shares.
[4]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 28, 2021, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2022. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Ticker Symbols:
Class A: SLTMX
Class C: SCLFX
Class I: SLMTX
Seix U.S. Mortgage Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Seix Investment Advisors LLC
■	The Fund is diversified and has an investment objective of seeking to maximize long term total return through a combination of current income and capital appreciation, consistent with capital preservation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended December 31, 2021, the Fund’s Class A shares at NAV returned -1.68%, Class C shares at NAV returned -2.40%, and Class I shares at NAV returned -1.57%. For the same period, the Bloomberg U.S. Mortgage Backed Securities Index, the Fund’s style-specific benchmark appropriate for comparison, returned -1.04%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s  fiscal year ended December 31, 2021?
The year 2021 delivered strong growth, higher inflation, a pandemic that persisted far longer than the early year optimism assumed, and risk markets that benefited from the strong tailwinds of fiscal stimulus and monetary policy support. The year began with a reflation theme, that is, seeking to bring the economy back to its long-term trend following a decline, through fiscal or monetary stimulus. Investors were optimistic that a vaccine rollout would usher a fuller reopening of the services economy and finally put COVID-19 in the rear-view mirror. There was already additional fiscal stimulus in the pipeline, due to the nearly $1 trillion package passed during the lame duck session of Congress at the end of 2020, following the November election. After the early January 2021 special election in Georgia saw the Democrats take control of Congress, the path to even more stimulus became apparent. Passage of the $1.9 trillion American Rescue Plan was complete before the end of the first quarter.
Expectations for gross domestic product (GDP) in 2021 were in the 4% range as the year began, but the combination of vaccines, more fiscal stimulus, and the economic reopening saw the consensus approach 7% by mid-year. Growth over the first half of the year was 6.5% annualized, but by the end of the second quarter, the Delta variant had arrived, and optimism about the recovery waned as a result. The second quarter also witnessed much higher inflation outcomes, well above the consensus expectation. The combination of fiscal stimulus again in 2021 and supply chains that were unable to recover to pre-pandemic levels due to the persistence of the virus led to a demand/supply imbalance that manifested in additional upward inflation pressure. Headline year-over-year Consumer Price Index (CPI) inflation at the end of 2020 was 1.3%, and by June 2021 it reached 5.3%, before ending the year at 7%. The consensus CPI forecast in January 2020 had anticipated only 2% inflation for 2021.
While the COVID variant fears peaked over the summer of 2021, upside inflation surprises persisted, challenging the “transitory” narrative the Federal Reserve (the Fed) had relied on when talking about inflation. The higher inflation outcomes forced the monetary policy outlook to evolve over the course of the year. Each quarter saw modest shifts by the Fed to acknowledge the higher inflation backdrop and the potential for policy to shift to a less accommodative posture as a result. Given that in March of 2021, the Fed was projecting no rate hikes through 2023, and by December six rate hikes were reflected over that same forecast period, with two more interest rate increases expected in 2024, it became clear the multi-decade highs in consumer prices were rapidly changing the path of monetary policy.
The interest rate backdrop over the course of 2021 was uniformly higher, as rates reacted to the growth optimism during the first half of the year and the inflation/monetary policy evolution over the second half of the year. Longer-term Treasury yields (10-year and 30-year) peaked in the first half of 2021 before retracting somewhat during the second half of the year as growth expectations were impaired by fears about the variants. Shorter-term Treasury yields (2-year and 5-year) peaked in the second half of the year as the Fed was forced to pivot in response to the much higher inflation data. Overall, rates moved higher during the year, with benchmark Treasury yields shifting as follows: 2-year, 0.12% to 0.73%; 5-year, 0.36% to 1.26%; 10-year, 0.92% to 1.51%; and 30-year, 1.65% to 1.90%. Consequently, total returns across the investment grade space were uniformly negative. The only exceptions were some select ultra-short-term strategies that tend to have very low interest rate risk. The Bloomberg U.S. Aggregate Bond Index, often referred to as the S&P 500® Index-like benchmark for the domestic bond market, had a -1.54% total return for the year.
The strong tailwinds of additional fiscal support and continued monetary policy accommodation offered a solid backdrop for risk assets – those that tend to display price volatility, such as stocks and high yield bonds – to perform well. Most of the primary investment grade spread sectors (non-governmental fixed income investments) generated positive excess return in 2021. Excess return refers to the difference in return – positive or negative – between an individual security and a comparable risk-free asset, in this case a U.S. Treasury with the same duration (interest rate sensitivity). Investment grade corporate credit generated +1.61% of excess return on the year; the government-related sector earned +0.68% of excess return; and the commercial mortgage-backed securities (CMBS) sector generated +1.05% of excess return; while the residential mortgage-backed securities (RMBS) sector was the exception, underperforming with -0.68% of excess return. Most of the excess return was earned over the first half of 2021 as the second half growth slowdown, COVID persistence, and Fed pivot toward less accommodative monetary policy created more headwinds for risk assets during the second half of the year.
What factors affected the Fund’s performance during its fiscal year?
The Fund underperformed its benchmark for the 12-month period ended December 31, 2021. Despite the shift in Fed monetary policy to one of less accommodation, mortgage-backed security (MBS) spreads managed to remain relatively tight until the end of the year. However, with supply and demand dynamics shifting rapidly, there were concerns about whether markets will be able to absorb new mortgage origination without additional Fed purchases in 2022. The main contributor to performance in 2021 was the Fund’s underweight of Ginnie Mae (GNMA) 30-year MBS, while the main detractor was the avoidance of 15-year MBS in the Fund.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix U.S. Mortgage Fund (Continued)
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the non-repayment of underlying collateral, including losses to the Fund.
U.S. Government Securities: U.S. government securities may be subject to price fluctuations. An agency may default on an obligation not backed by the United States. Any guarantee on U.S. government securities does not apply to the value of the Fund’s shares.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the portfolio manager(s) to invest the Fund’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2021.
Mortgage-Backed Securities		86%
Agency	86%
Short-Term Investment		9
U.S. Government Security		5
Total		100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix U.S. Mortgage Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/21

	1 Year	5 Years	10 Years
Class A shares at NAV[2]	-1.68%	1.84%	1.81%
Class A shares at POP[3,4]	-3.89	1.37	1.57
Class C shares at NAV[2] and with CDSC[4]	-2.40	1.07	1.03
Class I shares at NAV[2]	-1.57	2.00	2.00
Bloomberg U.S. Mortgage Backed Securities Index	-1.04	2.50	2.28
Fund Expense Ratios[5]: Class A shares: Gross 1.82%, Net 0.91; Class C shares: Gross 2.06%, Net 1.66%; Class I shares: Gross 1.14%, Net 0.71%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2011, for Class A shares, Class C shares, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 2.25% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 28, 2021, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2022. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Ticker Symbols:
Class A: SASSX
Class I: SISSX
Seix Ultra-Short Bond Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Seix Investment Advisors LLC
■	The Fund is diversified and has an investment objective of seeking to maximize current income consistent with capital preservation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended December 31, 2021, the Fund’s Class A shares at NAV returned 0.02% and Class I shares at NAV returned 0.27%. For the same period, the Bloomberg 3-6 Month U.S. Treasury Bill Index, the Fund’s style-specific benchmark appropriate for comparison, returned 0.06%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s  fiscal year ended December 31, 2021?
The year 2021 delivered strong growth, higher inflation, a pandemic that persisted far longer than the early year optimism assumed, and risk markets that benefited from the strong tailwinds of fiscal stimulus and monetary policy support. The year began with a reflation theme, that is, seeking to bring the economy back to its long-term trend following a decline, through fiscal or monetary stimulus. Investors were optimistic that a vaccine rollout would usher a fuller reopening of the services economy and finally put COVID-19 in the rear-view mirror. There was already additional fiscal stimulus in the pipeline, due to the nearly $1 trillion package passed during the lame duck session of Congress at the end of 2020, following the November election. After the early January 2021 special election in Georgia saw the Democrats take control of Congress, the path to even more stimulus became apparent. Passage of the $1.9 trillion American Rescue Plan was complete before the end of the first quarter.
Expectations for gross domestic product (GDP) in 2021 were in the 4% range as the year began, but the combination of vaccines, more fiscal stimulus, and the economic reopening saw the consensus approach 7% by mid-year. Growth over the first half of the year was 6.5% annualized, but by the end of the second quarter, the Delta variant had arrived, and optimism about the recovery waned as a result. The second quarter also witnessed much higher inflation outcomes, well above the consensus expectation. The combination of fiscal stimulus again in 2021 and supply chains that were unable to recover to pre-pandemic levels due to the persistence of the virus led to a demand/supply imbalance that manifested in additional upward inflation pressure. Headline year-over-year Consumer Price Index (CPI) inflation at the end of 2020 was 1.3%, and by June 2021 it reached 5.3%, before ending the year at 7%. The consensus CPI forecast in January 2020 had anticipated only 2% inflation for 2021.
While the COVID variant fears peaked over the summer of 2021, upside inflation surprises persisted, challenging the “transitory” narrative the Federal Reserve (the Fed) had relied on when talking about inflation. The higher inflation outcomes forced the monetary policy outlook to evolve over the course of the year. Each quarter saw modest shifts by the Fed to acknowledge the higher inflation backdrop and the potential for policy to shift to a less accommodative posture as a result. Given that in March of 2021, the Fed was projecting no rate hikes through 2023, and by December six rate hikes were reflected over that same forecast period, with two more interest rate increases expected in 2024, it became clear the multi-decade highs in consumer prices were rapidly changing the path of monetary policy.
The interest rate backdrop over the course of 2021 was uniformly higher, as rates reacted to the growth optimism during the first half of the year and the inflation/monetary policy evolution over the second half of the year. Longer-term Treasury yields (10-year and 30-year) peaked in the first half of 2021 before retracting somewhat during the second half of the year as growth expectations were impaired by fears about the variants. Shorter-term Treasury yields (2-year and 5-year) peaked in the second half of the year as the Fed was forced to pivot in response to the much higher inflation data. Overall, rates moved higher during the year, with benchmark Treasury yields shifting as follows: 2-year, 0.12% to 0.73%; 5-year, 0.36% to 1.26%; 10-year, 0.92% to 1.51%;
and 30-year, 1.65% to 1.90%. Consequently, total returns across the investment grade space were uniformly negative. The only exceptions were some select ultra-short-term strategies that tend to have very low interest rate risk. The Bloomberg U.S. Aggregate Bond Index, often referred to as the S&P 500® Index-like benchmark for the domestic bond market, had a -1.54% total return for the year.
The strong tailwinds of additional fiscal support and continued monetary policy accommodation offered a solid backdrop for risk assets – those that tend to display price volatility, such as stocks and high yield bonds – to perform well. Most of the primary investment grade spread sectors (non-governmental fixed income investments) generated positive excess return in 2021. Excess return refers to the difference in return – positive or negative – between an individual security and a comparable risk-free asset, in this case a U.S. Treasury with the same duration (interest rate sensitivity). Investment grade corporate credit generated +1.61% of excess return on the year; the government-related sector earned +0.68% of excess return; and the commercial mortgage-backed securities (CMBS) sector generated +1.05% of excess return; while the residential mortgage-backed securities (RMBS) sector was the exception, underperforming with -0.68% of excess return. Most of the excess return was earned over the first half of 2021 as the second half growth slowdown, COVID persistence, and Fed pivot toward less accommodative monetary policy created more headwinds for risk assets during the second half of the year.
What factors affected the Fund’s performance during its fiscal year?
The Fund outperformed its benchmark for the 12-month period ended December 31, 2021. As is generally the case, the primary contributor to the Fund’s positive relative performance was asset allocation, largely in the securitized asset sector, and secondarily in the corporate sector. Partially offsetting these positive contributors, the Fund’s allocation to the corporate sub-sectors of energy and banking were modest detractors from relative performance.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix Ultra-Short Bond Fund (Continued)
conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
Foreign Investing: Investing in foreign securities subjects the Fund to additional risks such as increased volatility, currency fluctuations, less liquidity, and political, regulatory, economic, and market risk.
ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the non-repayment of underlying collateral, including losses to the Fund.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the portfolio manager(s) to invest the Fund’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2021.
Corporate Bonds and Notes		49%
Financials	21%
Energy	9
Industrials	5
Utilities	4
Communication Services	3
Consumer Discretionary	3
Consumer Staples	2
All other Corporate Bonds and Notes	2
Mortgage-Backed Securities		25
Non-Agency	18
Agency	7
Asset-Backed Securities		18
Other	6
Student Loan	5
Credit Card	4
Automobiles	3
Short-Term Investment		8
Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix Ultra-Short Bond Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/21

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	0.02%	— %	— %	1.22%	7/24/18
Class I shares at NAV[2]	0.27	1.54	1.28	—	—
Bloomberg 3-6 Month U.S. Treasury Bill Index	0.06	1.22	0.70	1.25 [3]	—
Fund Expense Ratios[4]: Class A shares: Gross 0.85%, Net 0.66%; Class I shares: Gross 0.63%, Net 0.41%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2011, for Class I shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	The since inception index return is from the inception date of Class A shares.
[4]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 28, 2021, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2022. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix Core Bond Fund
SCHEDULE OF INVESTMENTS December 31, 2021
($ reported in thousands)
	Par Value	Value
U.S. Government Securities—46.0%
U.S. Treasury Bonds 2.000%, 8/15/51	$ 8,918	$ 9,091
U.S. Treasury Notes
1.750%, 5/31/22	5,945	5,984
1.375%, 6/30/23	14,053	14,220
0.125%, 12/15/23	1,255	1,241
0.375%, 7/15/24	423	418
0.500%, 3/31/25	1,475	1,450
0.250%, 9/30/25	6,035	5,844
0.875%, 6/30/26	2,007	1,975
1.375%, 11/15/31	9,217	9,100
Total U.S. Government Securities (Identified Cost $49,587)		49,323

Mortgage-Backed Securities—22.3%
Agency—15.8%
Federal Home Loan Mortgage Corp.
Pool #G60019 4.500%, 3/1/44	157	173
Pool #Q35611 4.000%, 9/1/45	346	374
Pool #V81992 4.000%, 10/1/45	212	230
Pool #Q42921 3.500%, 9/1/46	480	511
Pool #Q52135 3.500%, 11/1/47	677	720
Pool #ZM5226 3.500%, 12/1/47	437	469
Pool #Q53881 4.500%, 1/1/48	296	323
Pool #Q61680 4.000%, 2/1/49	334	361
Pool #QA3079 3.500%, 10/1/49	221	236
Pool #QA4766 3.500%, 11/1/49	444	475
Pool #SD0164 3.500%, 12/1/49	381	407
Pool #QA9935 3.000%, 6/1/50	187	194
Pool #QC2300 3.000%, 5/1/51	256	268
Pool #QC2692 3.000%, 6/1/51	287	300
Pool #QC2749 3.000%, 6/1/51	418	434
Pool #QC2869 3.000%, 6/1/51	608	637
Pool #QC4721 3.000%, 7/1/51	709	743
Pool #QC5404 3.500%, 8/1/51	99	106
Pool #QC6249 3.500%, 9/1/51	313	333
Federal National Mortgage Association
Pool #FM1039 3.500%, 4/1/39	471	499
Pool #MA2341 4.500%, 6/1/45	14	15
	Par Value	Value

Agency—continued
Pool #BE5050 4.000%, 9/1/45	$ 382	$ 420
Pool #BA4799 4.000%, 2/1/46	141	154
Pool #BJ8599 3.500%, 4/1/48	76	80
Pool #BK6111 4.000%, 7/1/48	459	491
Pool #BN4542 4.500%, 2/1/49	87	93
Pool #BO1345 3.500%, 8/1/49	315	335
Pool #BO3024 3.500%, 10/1/49	219	236
Pool #BO5325 3.000%, 11/1/49	141	146
Pool #BO4386 3.500%, 11/1/49	231	245
Pool #CA5122 3.000%, 2/1/50	491	513
Pool #FM3181 4.000%, 4/1/50	141	154
Pool #BP5431 3.000%, 6/1/50	100	104
Pool #BP5432 3.000%, 6/1/50	299	313
Pool #BR9135 3.000%, 5/1/51	400	417
Pool #FM7290 3.000%, 5/1/51	723	756
Pool #BT0907 3.000%, 6/1/51	227	237
Pool #BT1809 3.000%, 6/1/51	1,148	1,195
Pool #BT2849 3.000%, 6/1/51	530	555
Pool #BT3321 3.000%, 6/1/51	280	291
Pool #CB0867 3.500%, 6/1/51	82	87
Pool #FM7984 3.500%, 6/1/51	772	815
Pool #BT5686 3.000%, 7/1/51	491	514
Pool #FM9098 3.000%, 10/1/51	1,000	1,046
		17,005

Non-Agency—6.5%
BB-UBS Trust
2012-SHOW, A 144A 3.430%, 11/5/36(1)	200	207
2012-SHOW, B 144A 3.882%, 11/5/36(1)	605	624
BWAY Mortgage Trust 2013-1515, A2 144A 3.454%, 3/10/33(1)	100	105
Century Plaza Towers 2019-CPT, B 144A 2.997%, 11/13/39(1)(2)	635	655
CF Hippolyta LLC
2020-1, A1 144A 1.690%, 7/15/60(1)	336	333
See Notes to Financial Statements

Seix Core Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021
($ reported in thousands)
	Par Value	Value

Non-Agency—continued
2020-1, B1 144A 2.280%, 7/15/60(1)	$ 249	$ 248
Goldman Sachs Mortgage Securities Corp. II
2005-ROCK, A 144A 5.366%, 5/3/32(1)	435	484
2012-BWTR, A 144A 2.954%, 11/5/34(1)	695	702
Goldman Sachs Mortgage Securities Corp. Trust 2018-HULA, A (1 month LIBOR + 0.920%, Cap N/A, Floor 0.920%) 144A 1.030%, 7/15/25(1)(2)	166	166
JPMBB Commercial Mortgage Securities Trust 2013-C15, A4 4.096%, 11/15/45	445	461
MAD Mortgage Trust 2017-330M, A 144A 3.188%, 8/15/34(1)(2)	260	263
Morgan Stanley Capital I Trust 2014-150E, A 144A 3.912%, 9/9/32(1)	670	701
One Bryant Park Trust 2019-OBP, A 144A 2.516%, 9/15/54(1)	360	364
SLG Office Trust 2021-OVA, A 144A 2.585%, 7/15/41(1)	585	599
Wells Fargo Commercial Mortgage Trust
2013-BTC, A 144A 3.544%, 4/16/35(1)	190	194
2021-SAVE, A (1 month LIBOR + 1.150%, Cap N/A, Floor 1.150%) 144A 1.260%, 2/15/40(1)(2)	332	332
WFRBS Commercial Mortgage Trust 2012-C10, AS 3.241%, 12/15/45	505	511
		6,949

Total Mortgage-Backed Securities (Identified Cost $23,649)		23,954

Asset-Backed Securities—6.0%
Credit Card—2.2%
Capital One Multi-Asset Execution Trust 2005-B3, B3 (3 month LIBOR + 0.550%, Cap N/A, Floor 0.550%) 0.674%, 5/15/28(2)	1,075	1,068
Citibank Credit Card Issuance Trust 2017-A6, A6 (1 month LIBOR + 0.770%) 0.879%, 5/14/29(2)	1,305	1,326
		2,394

Other—3.8%
Arby’s Funding LLC 2020-1A, A2 144A 3.237%, 7/30/50(1)	257	262
DB Master Finance LLC 2021-1A, A23 144A 2.791%, 11/20/51(1)	485	484
Five Guys Funding LLC 2017-1A, A2 144A 4.600%, 7/25/47(1)	357	369
Jersey Mike’s Funding 2019-1A, A2 144A 4.433%, 2/15/50(1)	680	714
New Economy Assets Phase 1 Sponsor LLC 2021-1, A1 144A 1.910%, 10/20/61(1)(3)	375	368
Stack Infrastructure Issuer LLC 2021-1A, A2 144A 1.877%, 3/26/46(1)	440	432
	Par Value	Value

Other—continued
Taco Bell Funding LLC 2021-1A, A23 144A 2.542%, 8/25/51(1)	$ 375	$ 366
Vantage Data Centers LLC 2020-2A, A2 144A 1.992%, 9/15/45(1)	675	662
Wendy’s Funding LLC 2018-1A, A2II 144A 3.884%, 3/15/48(1)	360	374
		4,031

Total Asset-Backed Securities (Identified Cost $6,380)		6,425

Corporate Bonds and Notes—24.5%
Communication Services—1.8%
AT&T, Inc.
2.250%, 2/1/32	325	314
3.300%, 2/1/52	266	261
3.500%, 9/15/53	494	498
Verizon Communications, Inc. 3.400%, 3/22/41	178	186
ViacomCBS, Inc.
4.200%, 5/19/32	261	295
4.950%, 5/19/50	261	333
		1,887

Consumer Discretionary—1.4%
Hyatt Hotels Corp. 1.800%, 10/1/24	203	203
Kohl’s Corp. 3.375%, 5/1/31(4)	341	347
Lear Corp. 3.550%, 1/15/52	201	199
Marriott International, Inc. Series GG 3.500%, 10/15/32	402	421
Tapestry, Inc. 3.050%, 3/15/32	301	303
		1,473

Consumer Staples—0.9%
Coca-Cola Co. (The) 1.000%, 3/15/28	539	518
Mars, Inc. 144A 2.450%, 7/16/50(1)	436	407
		925

Energy—2.8%
Boardwalk Pipelines LP 4.450%, 7/15/27	151	165
Continental Resources, Inc. 144A 2.875%, 4/1/32(1)	379	371
Enterprise Products Operating LLC 4.200%, 1/31/50	264	296
HollyFrontier Corp. 4.500%, 10/1/30	492	530
Pioneer Natural Resources Co. 1.900%, 8/15/30	762	724
Plains All American Pipeline LP 3.800%, 9/15/30	633	661

See Notes to Financial Statements

Seix Core Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021
($ reported in thousands)
	Par Value	Value

Energy—continued
Williams Cos., Inc. (The) 3.500%, 10/15/51	$ 260	$ 262
		3,009

Financials—9.1%
AerCap Ireland Capital DAC
3.300%, 1/30/32	229	233
3.850%, 10/29/41	226	235
Avolon Holdings Funding Ltd.
144A 2.125%, 2/21/26(1)	649	637
144A 4.250%, 4/15/26(1)	272	288
Bank of America Corp.
2.087%, 6/14/29	296	294
2.572%, 10/20/32	412	414
Chubb INA Holdings, Inc. 1.375%, 9/15/30	522	492
Daimler Trucks Finance North America LLC 144A 2.500%, 12/14/31(1)	332	332
General Motors Financial Co., Inc.
2.750%, 6/20/25	673	695
3.600%, 6/21/30	576	614
Goldman Sachs Group, Inc. (The) 1.542%, 9/10/27	707	693
Hartford Financial Services Group, Inc. (The) 2.800%, 8/19/29	296	307
JPMorgan Chase & Co.
3.207%, 4/1/23	318	320
0.824%, 6/1/25	412	407
1.578%, 4/22/27	158	156
Morgan Stanley
0.791%, 1/22/25	472	467
1.593%, 5/4/27	657	651
Newcrest Finance Pty Ltd. 144A 4.200%, 5/13/50(1)	261	296
Old Republic International Corp. 3.850%, 6/11/51	271	291
State Street Corp. 2.200%, 3/3/31	484	480
U.S. Bancorp 3.700% (5)	346	346
United Airlines Pass-Through-Trust 2020-1, A 5.875%, 10/15/27	593	650
US Bank NA 2.050%, 1/21/25	500	511
		9,809

Health Care—1.4%
AbbVie, Inc. 4.250%, 11/21/49	460	553
Anthem, Inc. 1.500%, 3/15/26	680	679
Bristol-Myers Squibb Co. 4.250%, 10/26/49	112	139
CommonSpirit Health 4.187%, 10/1/49	161	187
		1,558

	Par Value	Value

Industrials—2.1%
Boeing Co. (The)
3.625%, 2/1/31	$ 604	$ 644
5.805%, 5/1/50	752	1,018
Canadian Pacific Railway Co. 3.100%, 12/2/51	311	320
Honeywell International, Inc. 1.100%, 3/1/27	329	320
		2,302

Information Technology—1.3%
Dell International LLC 144A 3.450%, 12/15/51(1)	449	431
HP, Inc. 144A 2.650%, 6/17/31(1)	438	432
Micron Technology, Inc. 3.477%, 11/1/51	264	270
Western Digital Corp. 2.850%, 2/1/29	310	313
		1,446

Materials—1.6%
Barrick PD Australia Finance Pty Ltd. 5.950%, 10/15/39	481	654
LYB International Finance III LLC 3.625%, 4/1/51	194	205
Newmont Corp.
2.250%, 10/1/30	417	411
6.250%, 10/1/39	313	437
		1,707

Real Estate—0.3%
Tanger Properties LP 2.750%, 9/1/31	296	287
Utilities—1.8%
Boardwalk Pipelines LP 3.400%, 2/15/31	188	194
Consolidated Edison Co. of New York, Inc. 3.950%, 4/1/50	246	281
Dominion Energy, Inc. Series C 3.375%, 4/1/30	415	441
Pacific Gas and Electric Co. 2.500%, 2/1/31	313	298
Southern Co. (The) Series A 3.700%, 4/30/30	619	673
		1,887

Total Corporate Bonds and Notes (Identified Cost $25,131)		26,290

Total Long-Term Investments—98.8% (Identified Cost $104,747)		105,992

See Notes to Financial Statements

Seix Core Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021
($ reported in thousands)
	Shares	Value
Short-Term Investment—1.4%
Money Market Mutual Fund—1.4%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(6)	1,442,046	$ 1,442
Total Short-Term Investment (Identified Cost $1,442)		1,442

Securities Lending Collateral—0.3%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(6)(7)	349,991	350
Total Securities Lending Collateral (Identified Cost $350)		350

TOTAL INVESTMENTS—100.5% (Identified Cost $106,539)		$107,784
Other assets and liabilities, net—(0.5)%		(526)
NET ASSETS—100.0%		$107,258

Abbreviations:
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
NA	National Association
Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021, these securities amounted to a value of $13,202 or 12.3% of net assets.
(2)	Variable rate security. Rate disclosed is as of December 31, 2021. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(3)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(4)	All or a portion of security is on loan.
(5)	No contractual maturity date.
(6)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(7)	Represents security purchased with cash collateral received for securities on loan.
The following table summarizes the market value of the Fund’s investments as of December 31, 2021, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Securities:
Asset-Backed Securities	$ 6,425	$ —	$ 6,057	$368
Corporate Bonds and Notes	26,290	—	26,290	—
Mortgage-Backed Securities	23,954	—	23,954	—
U.S. Government Securities	49,323	—	49,323	—
Securities Lending Collateral	350	350	—	—
Money Market Mutual Fund	1,442	1,442	—	—
Total Investments	$107,784	$1,792	$105,624	$368
There were no transfers into or out of Level 3 related to securities held at December 31, 2021.
Some of the Fund’s investments that were categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the rollforward of Level 3 securities and assumptions are not shown for the period ended December 31, 2021.
For information regarding the abbreviations, see the Key Investment Terms starting on page 5.
See Notes to Financial Statements

Seix Corporate Bond Fund
SCHEDULE OF INVESTMENTS December 31, 2021
($ reported in thousands)
	Par Value	Value
Corporate Bonds and Notes—97.8%
Communication Services—8.2%
AT&T, Inc.
2.250%, 2/1/32	$ 817	$ 790
3.500%, 9/15/53	1,296	1,308
Verizon Communications, Inc. 4.125%, 3/16/27	1,132	1,258
ViacomCBS, Inc.
4.200%, 5/19/32	744	839
4.950%, 5/19/50	766	976
		5,171

Consumer Discretionary—10.9%
Carnival Corp. 144A 9.875%, 8/1/27(1)	1,366	1,561
Ford Motor Co. 3.250%, 2/12/32	1,235	1,265
Hyatt Hotels Corp. 1.800%, 10/1/24	693	693
Lear Corp. 3.550%, 1/15/52	1,500	1,484
Marriott International, Inc. Series GG 3.500%, 10/15/32	1,158	1,213
Tapestry, Inc. 3.050%, 3/15/32	621	625
		6,841

Consumer Staples—2.4%
Mars, Inc. 144A 2.450%, 7/16/50(1)	1,645	1,536
Energy—14.0%
Boardwalk Pipelines LP 4.450%, 7/15/27	941	1,030
Continental Resources, Inc. 144A 2.875%, 4/1/32(1)	780	763
Enterprise Products Operating LLC 4.200%, 1/31/50	676	758
HollyFrontier Corp. 4.500%, 10/1/30	1,368	1,473
Petroleos Mexicanos 144A 6.700%, 2/16/32(1)	853	862
Pioneer Natural Resources Co. 1.900%, 8/15/30	1,910	1,814
Plains All American Pipeline LP 3.800%, 9/15/30	1,312	1,370
Williams Cos., Inc. (The) 3.500%, 10/15/51	730	737
		8,807

Financials—34.0%
AerCap Ireland Capital DAC
3.300%, 1/30/32	448	456
3.850%, 10/29/41	463	482
Avolon Holdings Funding Ltd. 144A 2.125%, 2/21/26(1)	617	606
Bank of America Corp. 2.572%, 10/20/32	1,163	1,169
Daimler Trucks Finance North America LLC
144A 1.625%, 12/13/24(1)	500	504
	Par Value	Value

Financials—continued
144A 2.500%, 12/14/31(1)	$ 733	$ 733
Ford Motor Credit Co. LLC 3.375%, 11/13/25	900	935
General Motors Financial Co., Inc.
2.750%, 6/20/25	1,148	1,185
3.600%, 6/21/30	758	808
Goldman Sachs Group, Inc. (The) 1.542%, 9/10/27	1,480	1,450
Hyundai Capital America 144A 2.000%, 6/15/28(1)	1,112	1,084
JPMorgan Chase & Co. 1.578%, 4/22/27	679	671
Morgan Stanley
0.791%, 1/22/25	1,380	1,366
1.593%, 5/4/27	1,348	1,335
Newcrest Finance Pty Ltd. 144A 4.200%, 5/13/50(1)	1,336	1,513
Old Republic International Corp. 3.850%, 6/11/51	1,422	1,529
OneMain Finance Corp. 4.000%, 9/15/30	853	839
Pricoa Global Funding I 144A 1.200%, 9/1/26(1)	653	639
State Street Corp. 2.200%, 3/3/31	849	842
SVB Financial Group Series D 4.250% (2)	457	463
U.S. Bancorp 3.700% (2)	832	832
United Airlines Pass-Through-Trust
2020-1, A 5.875%, 10/15/27	1,061	1,163
2020-1, B 4.875%, 1/15/26	741	771
		21,375

Health Care—1.0%
Anthem, Inc. 1.500%, 3/15/26	621	620
Industrials—5.7%
Boeing Co. (The)
3.625%, 2/1/31	946	1,009
5.805%, 5/1/50	793	1,074
Canadian Pacific Railway Co. 3.100%, 12/2/51	725	745
Honeywell International, Inc. 1.100%, 3/1/27	764	742
		3,570

Information Technology—5.0%
Dell International LLC 144A 3.450%, 12/15/51(1)	1,063	1,020
HP, Inc. 144A 2.650%, 6/17/31(1)	781	770
Micron Technology, Inc. 3.477%, 11/1/51	634	649
See Notes to Financial Statements

Seix Corporate Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021
($ reported in thousands)
	Par Value	Value

Information Technology—continued
Western Digital Corp. 2.850%, 2/1/29	$ 700	$ 707
		3,146

Materials—5.7%
Barrick PD Australia Finance Pty Ltd. 5.950%, 10/15/39	500	680
LYB International Finance III LLC 3.625%, 4/1/51	1,115	1,180
Newmont Corp.
2.250%, 10/1/30	1,052	1,037
6.250%, 10/1/39	471	657
		3,554

Real Estate—2.6%
Tanger Properties LP 2.750%, 9/1/31	1,647	1,599
Utilities—8.3%
Boardwalk Pipelines LP 3.400%, 2/15/31	887	916
Consolidated Edison Co. of New York, Inc. 3.950%, 4/1/50	648	740
Dominion Energy, Inc. Series C 3.375%, 4/1/30	1,472	1,562
Pacific Gas and Electric Co. 2.500%, 2/1/31	1,071	1,020
Southern Co. (The) 2.950%, 7/1/23	945	968
		5,206

Total Corporate Bonds and Notes (Identified Cost $59,943)		61,425

Total Long-Term Investments—97.8% (Identified Cost $59,943)		61,425

	Shares
Short-Term Investment—1.5%
Money Market Mutual Fund—1.5%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(3)	919,081	919
Total Short-Term Investment (Identified Cost $919)		919

TOTAL INVESTMENTS—99.3% (Identified Cost $60,862)		$62,344
Other assets and liabilities, net—0.7%		463
NET ASSETS—100.0%		$62,807
Abbreviations:
CDX.NA.HY	Credit Default Swap North American High Yield
LLC	Limited Liability Company
LP	Limited Partnership

Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021, these securities amounted to a value of $11,591 or 18.5% of net assets.
(2)	No contractual maturity date.
(3)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Counterparties:
ICE	Intercontinental Exchange

Country Weightings (Unaudited)†
United States	89%
Australia	4
Panama	3
Ireland	1
Mexico	1
Canada	1
Cayman Islands	1
Total	100%
† % of total investments as of December 31, 2021.

For information regarding the abbreviations, see the Key Investment Terms starting on page 5.
See Notes to Financial Statements

Seix Corporate Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021
($ reported in thousands)
Centrally cleared credit default swap - buy protection(1) outstanding as of December 31, 2021 were as follows:
Reference Entity	Payment Frequency	Counterparty	Fixed Rate	Expiration Date	Notional Amount(2)	Value	Premiums Paid (Received)	Unrealized Appreciation	Unrealized (Depreciation)
CDX.NA.HY.37	Quarterly	ICE	5.000%	12/20/26	$(4,250)	$ (398)	$ (388)	$ —	$ (10)
Total						$ (398)	$ (388)	$—	$ (10)

Footnote Legend:
(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either: (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index; or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
The following table summarizes the market value of the Fund’s investments as of December 31, 2021, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Debt Securities:
Corporate Bonds and Notes	$61,425	$ —	$61,425
Money Market Mutual Fund	919	919	—
Total Assets	62,344	919	61,425
Liabilities:
Other Financial Instruments:
Centrally Cleared Credit Default Swap	(398)	—	(398)
Total Liabilities	(398)	—	(398)
Total Investments	$61,946	$919	$61,027
There were no securities valued using significant unobservable inputs (Level 3) at December 31, 2021.
There were no transfers into or out of Level 3 related to securities held at December 31, 2021.
See Notes to Financial Statements

Seix Floating Rate High Income Fund
SCHEDULE OF INVESTMENTS December 31, 2021
($ reported in thousands)
	Par Value	Value
Corporate Bonds and Notes—3.5%
Communication Services—0.7%
Allen Media LLC 144A 10.500%, 2/15/28(1)	$ 2,000	$ 2,087
Audacy Capital Corp. 144A 6.500%, 5/1/27(1)	1,215	1,202
Diamond Sports Group LLC 144A 5.375%, 8/15/26(1)	1,500	750
DISH DBS Corp. 7.375%, 7/1/28	3,000	3,037
Gray Television, Inc. 144A 4.750%, 10/15/30(1)	2,000	1,988
iHeartCommunications, Inc. 8.375%, 5/1/27	4,900	5,166
Skillz, Inc. 144A 10.250%, 12/15/26(1)	1,000	991
Uniti Group LP 144A 4.750%, 4/15/28(1)	2,000	1,983
		17,204

Consumer Discretionary—0.6%
Installed Building Products, Inc. 144A 5.750%, 2/1/28(1)	4,437	4,614
QVC, Inc. 4.750%, 2/15/27	3,000	3,085
Signal Parent, Inc. 144A 6.125%, 4/1/29(1)	3,000	2,663
Winnebago Industries, Inc. 144A 6.250%, 7/15/28(1)	3,000	3,212
		13,574

Financials—0.5%
Altice Financing S.A. 144A 5.000%, 1/15/28(1)	1,800	1,757
Iliad Holding SASU 144A 6.500%, 10/15/26(1)	3,000	3,152
MPH Acquisition Holdings LLC 144A 5.750%, 11/1/28(1)	4,826	4,590
New Residential Investment Corp. 144A 6.250%, 10/15/25(1)	2,000	2,009
Rocket Mortgage LLC 144A 3.875%, 3/1/31(1)	1,000	1,015
Summit Midstream Holdings LLC 144A 8.500%, 10/15/26(1)	750	781
		13,304

Health Care—0.5%
Emergent BioSolutions, Inc. 144A 3.875%, 8/15/28(1)	6,002	5,761
Encompass Health Corp. 4.500%, 2/1/28	3,000	3,086
Tenet Healthcare Corp. 144A 6.125%, 10/1/28(1)	4,000	4,225
		13,072

Industrials—0.3%
Griffon Corp. 5.750%, 3/1/28	2,000	2,077
Icahn Enterprises LP 4.375%, 2/1/29	2,000	1,950
	Par Value	Value

Industrials—continued
TMS International Corp. 144A 6.250%, 4/15/29(1)	$ 3,420	$ 3,403
		7,430

Information Technology—0.7%
Alliance Data Systems Corp. 144A 4.750%, 12/15/24(1)	2,000	2,041
ams AG 144A 7.000%, 7/31/25(1)	3,000	3,181
Austin BidCo, Inc. 144A 7.125%, 12/15/28(1)	1,950	2,013
Dell International LLC 8.100%, 7/15/36	1,620	2,465
NCR Corp. 144A 5.125%, 4/15/29(1)	3,000	3,106
Sensata Technologies B.V. 144A 4.000%, 4/15/29(1)	3,000	3,064
		15,870

Materials—0.1%
Schweitzer-Mauduit International, Inc. 144A 6.875%, 10/1/26(1)	2,500	2,615
Real Estate—0.1%
Forestar Group, Inc. 144A 3.850%, 5/15/26(1)	2,000	2,005
Total Corporate Bonds and Notes (Identified Cost $85,277)		85,074

Leveraged Loans—93.0%
Aerospace—3.7%
American Airlines, Inc.
2017, Tranche B (3 month LIBOR + 2.000%) 2.110%, 12/15/23(2)	10,327	10,092
Tranche B-1 (3 month LIBOR + 4.750%) 5.500%, 4/20/28(2)	10,295	10,650
Brown Group Holding LLC Tranche B (3 month LIBOR + 2.750%) 3.000%, 6/7/28(2)	5,254	5,241
Cobham Ultra US Co. Borrower LLC (3 month LIBOR + 4.000%) 0.000%, 11/17/28(2)(3)	4,215	4,198
Delta Air Lines, Inc. (3 month LIBOR + 3.750%) 4.750%, 10/20/27(2)	9,008	9,515
Ducommun, Inc. Tranche B (1 month LIBOR + 4.000%) 4.104%, 11/21/25(2)	7,390	7,316
Dynasty Acquisition Co., Inc.
2020, Tranche B-1 (3 month LIBOR + 3.500%) 3.724%, 4/6/26(2)	4,474	4,347
2020, Tranche B-2 (3 month LIBOR + 3.500%) 3.724%, 4/6/26(2)	2,406	2,337
KKR Apple Bidco LLC (1 month LIBOR + 3.000%) 3.500%, 9/22/28(2)	3,380	3,366
MB Aerospace Holdings II Corp. First Lien (3 month LIBOR + 3.500%) 4.500%, 1/22/25(2)	3,590	3,339
See Notes to Financial Statements

Seix Floating Rate High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021
($ reported in thousands)
	Par Value	Value

Aerospace—continued
Mileage Plus Holdings, LLC (3 month LIBOR + 5.250%) 6.250%, 6/21/27(2)	$ 9,605	$ 10,115
Spirit AeroSystems, Inc. Tranche B (3 month LIBOR + 3.750%) 4.250%, 1/15/25(2)	3,869	3,869
TransDigm, Inc. Tranche E (1 month LIBOR + 2.250%) 2.354%, 5/30/25(2)	5,438	5,359
United AirLines, Inc. Tranche B (3 month LIBOR + 3.750%) 4.500%, 4/21/28(2)	5,657	5,665
WP CPP Holdings LLC First Lien (3 month LIBOR + 3.750%) 4.750%, 4/30/25(2)	4,554	4,353
		89,762

Chemicals—4.5%
Alpha 3 B.V. (1 month LIBOR + 2.500%) 3.000%, 3/18/28(2)	6,920	6,903
ARC Falcon I, Inc.
(1 month LIBOR + 3.750%) 4.250%, 9/30/28(2)	3,927	3,918
Second Lien (3 month LIBOR + 7.000%) 7.500%, 9/30/29(2)	5,000	4,925
Aruba Investments Holdings LLC First Lien (6 month LIBOR + 4.000%) 4.750%, 11/24/27(2)	2,645	2,645
Ascend Performance Materials Operations LLC 2021 (3 month LIBOR + 4.750%) 5.500%, 8/27/26(2)	2,830	2,843
ASP Chromaflo Intermediate Holdings, Inc.
Tranche B-1 (1 month LIBOR + 3.500%) 4.500%, 11/20/23(2)	764	762
Tranche B-2, First Lien (1 month LIBOR + 3.500%) 4.500%, 11/20/23(2)	1,080	1,077
Blue Tree Holdings, Inc. (3 month LIBOR + 2.500%) 2.720%, 3/4/28(2)	7,161	7,098
Consolidated Energy Finance S.A. (6 month LIBOR + 2.500%) 2.657%, 5/7/25(2)	8,850	8,706
Ecovyst Catalyst Technologies LLC (3 month LIBOR + 2.750%) 3.250%, 6/9/28(2)	3,303	3,298
Gemini HDPE LLC 2027 (3 month LIBOR + 3.000%) 3.500%, 12/31/27(2)	4,445	4,435
Herens Holdco S.a.r.l. Tranche B (6 month LIBOR + 4.000%) 4.750%, 7/3/28(2)	3,509	3,504
Ineos U.S. Finance LLC
2024 (3 month LIBOR + 2.000%) 2.090%, 4/1/24(2)	1,985	1,973
2028 (3 month LIBOR + 2.500%) 0.000%, 11/8/28(2)(3)	6,220	6,184
Ineos U.S. Petrochem LLC 2026, Tranche B (1 month LIBOR + 2.750%) 3.250%, 1/29/26(2)	1,995	1,988
Kraton Corp. (3 month LIBOR + 3.250%) 0.000%, 11/18/28(2)(3)	3,035	3,029
	Par Value	Value

Chemicals—continued
LSF11 AS Holdco LLC Tranche B (3 month LIBOR + 3.750%) 4.250%, 10/15/28(2)	$ 2,850	$ 2,845
Luxembourg Investment Co. 428 Sarl 0.000%, 10/22/28(3)	3,775	3,756
Manchester Acquisition Sub LLC (3 month Term SOFR + 5.750%) 6.500%, 11/16/26(2)	3,790	3,657
Meridian Adhesives Group, Inc. (6 month LIBOR + 4.000%) 4.750%, 7/24/28(2)	3,805	3,786
Minerals Technologies, Inc. Tranche B-1 (1 month LIBOR + 2.250%) 3.000%, 2/14/24(2)	5,741	5,741
Momentive Performance Materials, Inc. First Lien (3 month LIBOR + 3.250%) 3.350%, 5/15/24(2)	3,467	3,461
Oxea Corp. Tranche B-2 (3 month LIBOR + 3.250%) 3.438%, 10/14/24(2)	1,994	1,976
Sparta U.S. Holdco LLC First Lien (3 month LIBOR + 3.500%) 4.250%, 8/2/28(2)	2,305	2,306
Starfruit Finco B.V. (1 month LIBOR + 3.000%) 3.102%, 10/1/25(2)	3,767	3,750
Trinseo Materials Operating SCA 2021 (1 month LIBOR + 2.500%) 2.590%, 5/3/28(2)	3,418	3,392
Vantage Specialty Chemicals, Inc.
First Lien (3 month LIBOR + 3.500%) 4.500%, 10/28/24(2)	3,345	3,277
Second Lien (3 month LIBOR + 8.250%) 9.250%, 10/27/25(2)	7,470	7,252
		108,487

Consumer Durables—1.0%
Fender Musical Instruments Corp. (3 month Term SOFR + 4.000%) 4.500%, 11/16/28(2)	3,030	3,026
Madison Safety & Flow LLC
(3 month LIBOR + 3.750%) 0.000%, 12/14/28(2)(3)	2,200	2,198
Second Lien (3 month LIBOR + 6.750%) 0.000%, 12/14/29(2)(3)	845	845
Plantronics, Inc. Tranche B (1 month LIBOR + 2.500%) 2.604%, 7/2/25(2)	3,365	3,286
Restoration Hardware, Inc. Tranche B (3 month LIBOR + 2.500%) 3.000%, 10/20/28(2)	5,085	5,070
Specialty Building Products Holdings LLC First Lien (3 month LIBOR + 4.000%) 4.500%, 10/15/28(2)	2,515	2,507
Weber-Stephen Products LLC Tranche B (1 month LIBOR + 3.250%) 4.000%, 10/30/27(2)	2,876	2,878
White Cap Buyer LLC (1 month LIBOR + 4.000%) 4.500%, 10/19/27(2)	4,520	4,521
		24,331

See Notes to Financial Statements

Seix Floating Rate High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021
($ reported in thousands)
	Par Value	Value

Consumer Non-Durables—1.5%
ABG Intermediate Holdings 2 LLC
2021 (3 month LIBOR + 3.250%) 4.000%, 9/27/24(2)	$ 5,847	$ 5,820
Second Lien (3 month Term SOFR + 6.150%) 6.650%, 12/20/29(2)	1,690	1,690
Tranche B (3 month LIBOR + 3.500%) 0.000%, 12/10/28(2)(3)	380	379
Tranche B-1 (3 month LIBOR + 3.500%) 0.000%, 1/1/30(2)(3)	60	59
Tranche B-3 (3 month LIBOR + 3.500%) 0.000%, 12/8/28(2)(3)	60	59
Albion Acquisitions Ltd. Tranche B (3 month LIBOR + 5.250%) 0.000%, 7/31/26(2)(3)	5,045	5,045
Conair Holdings LLC First Lien (3 month LIBOR + 3.750%) 4.250%, 5/17/28(2)	7,287	7,283
Coty, Inc. Tranche B (3 month LIBOR + 2.250%) 2.353%, 4/7/25(2)	4,711	4,646
Diamond BC B.V. Tranche B (3 month LIBOR + 3.000%) 3.500%, 9/29/28(2)	3,510	3,494
Energizer Holdings, Inc. (1 month LIBOR + 2.250%) 2.750%, 12/22/27(2)	2,680	2,669
LABL, Inc. (3 month LIBOR + 5.000%) 0.000%, 10/30/28(2)(3)	3,110	3,102
New Trojan Parent, Inc. First Lien (3 month LIBOR + 3.250%) 3.750%, 1/6/28(2)	2,383	2,372
		36,618

Energy—2.0%
AL NGPL Holdings LLC (3 month LIBOR + 3.750%) 4.750%, 4/14/28(2)	3,282	3,298
BCP Raptor II LLC (3 month LIBOR + 4.750%) 4.854%, 11/3/25(2)	6,917	6,882
BCP Raptor LLC (3 month LIBOR + 4.250%) 5.250%, 6/24/24(2)	7,768	7,750
BCP Renaissance Parent LLC (2 month LIBOR + 3.500%) 4.500%, 10/31/24(2)	5,204	5,189
Blackbrush Oil & Gas LP PIK Interest Capitalization (3 month LIBOR + 5.000%) 6.000%, 9/3/25(2)(4)	4,804	4,804
ChampionX Holding, Inc. (3 month LIBOR + 5.000%) 0.000%, 6/3/27(2)(3)	6,933	7,017
Keane Group Holdings LLC (1 month LIBOR + 4.500%) 5.500%, 5/25/25(2)	2,992	2,962
Medallion Midland Acquisition LP (1 month LIBOR + 3.750%) 4.500%, 10/18/28(2)	1,995	1,984
Southwestern Energy Co. (3 month LIBOR + 2.500%) 0.000%, 6/22/27(2)(3)	3,800	3,803
Traverse Midstream Partners LLC (3 month Term SOFR + 4.250%) 5.250%, 9/27/24(2)	3,750	3,729
		47,418

	Par Value	Value

Financial—6.7%
Acrisure LLC
2020, Tranche B (3 month LIBOR + 3.500%) 3.724%, 2/15/27(2)	$ 5,833	$ 5,761
2021 (3 month LIBOR + 4.250%) 4.750%, 2/15/27(2)	695	694
AltiSource Solutions S.a.r.l. Tranche B (3 month LIBOR + 4.000%) 5.000%, 4/3/24(2)	3,632	3,323
Aretec Group, Inc. First Lien (1 month LIBOR + 4.250%) 4.354%, 10/1/25(2)	12,648	12,643
Armor Holdco, Inc. (3 month LIBOR + 4.500%) 5.000%, 10/29/28(2)	3,780	3,786
Ascensus Holdings, Inc. First Lien (3 month LIBOR + 3.500%) 0.000%, 8/2/28(2)(3)	1,000	995
Asurion LLC
Tranche B-3, Second Lien (1 month LIBOR + 5.250%) 5.354%, 1/31/28(2)	5,700	5,714
Tranche B-4 (1 month LIBOR + 5.250%) 5.354%, 1/20/29(2)	12,795	12,734
Tranche B-8 (1 month LIBOR + 3.250%) 3.354%, 12/23/26(2)	25,032	24,844
Tranche B-9 (1 month LIBOR + 3.250%) 3.354%, 7/31/27(2)	3,722	3,696
Castlelake Aviation One Designated Activity Co. (3 month LIBOR + 2.750%) 3.250%, 10/22/26(2)	2,758	2,743
Citadel Securities LP 2021 (3 month LIBOR + 2.500%) 2.604%, 2/2/28(2)	7,428	7,376
Claros Mortgage Trust, Inc. Tranche B-1 (3 month Term SOFR + 4.500%) 5.000%, 8/9/26(2)	1,500	1,504
Ditech Holding Corp. Tranche B (3 month PRIME + 5.000%) 0.000%, 6/30/22(2)(5)	4,204	820
DRW Holdings LLC First Lien (1 month LIBOR + 3.750%) 3.854%, 3/1/28(2)	7,385	7,357
First Eagle Holdings, Inc. 2018, Tranche B (3 month LIBOR + 2.500%) 2.724%, 2/1/27(2)	3,855	3,813
HighTower Holding LLC (3 month LIBOR + 4.000%) 4.750%, 4/21/28(2)	3,651	3,642
Hudson River Trading LLC (1 month LIBOR + 3.000%) 3.104%, 3/20/28(2)	2,159	2,141
Jane Street Group LLC (1 month LIBOR + 2.750%) 2.854%, 1/26/28(2)	9,791	9,707
Mariner Wealth Advisors LLC
(3 month LIBOR + 3.250%) 3.750%, 8/18/28(2)	146	145
(3 month LIBOR + 3.250%) 3.750%, 8/18/28(2)	2,551	2,535
Mitchell International, Inc. First Lien (1 month LIBOR + 3.750%) 4.250%, 10/16/28(2)	5,865	5,825
Nexus Buyer LLC
(1 month LIBOR + 3.750%) 3.854%, 11/9/26(2)	3,453	3,434

See Notes to Financial Statements

Seix Floating Rate High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021
($ reported in thousands)
	Par Value	Value

Financial—continued
Second Lien (1 month LIBOR + 6.250%) 6.750%, 11/5/29(2)	$ 1,500	$ 1,498
OneDigital Borrower LLC 2021, Tranche B (3 month Term SOFR + 4.250%) 4.750%, 11/16/27(2)	3,725	3,712
Orion Advisor Solutions, Inc. (3 month LIBOR + 3.750%) 4.500%, 9/24/27(2)	6,143	6,149
Pre-Paid Legal Services, Inc. (3 month LIBOR + 3.750%) 0.000%, 12/7/28(2)(3)	3,000	2,980
Russell Investments U.S. Institutional Holdco, Inc. 2025 (6 month LIBOR + 3.500%) 4.500%, 5/30/25(2)	6,570	6,563
Setanta Aircraft Leasing DAC (3 month LIBOR + 2.000%) 2.140%, 11/5/28(2)	2,940	2,936
Superannuation and Investments U.S. LLC (1 month LIBOR + 3.750%) 3.854%, 10/31/28(2)	4,220	4,213
VFH Parent LLC (1 month LIBOR + 3.000%) 3.102%, 3/1/26(2)	5,309	5,292
Walker & Dunlop, Inc. (1 month SOFR + 2.250%) 2.750%, 10/15/28(2)	2,765	2,758
Zebra Buyer LLC (3 month LIBOR + 3.250%) 3.750%, 11/1/28(2)	1,535	1,538
		162,871

Food / Tobacco—2.4%
CHG PPC Parent LLC (1 month LIBOR + 3.000%) 3.500%, 12/8/28(2)	3,795	3,776
Evergreen AcqCo 1 LP (3 month LIBOR + 5.500%) 6.250%, 4/26/28(2)	4,459	4,429
Flynn Restaurant Group LP 2021 (1 month LIBOR + 4.250%) 4.750%, 12/4/28(2)	4,230	4,173
IRB Holding Corp.
(3 month LIBOR + 3.250%) 4.250%, 12/15/27(2)	4,208	4,203
Tranche B (3 month LIBOR + 2.750%) 0.000%, 2/5/25(2)(3)	1,995	1,990
MIC Glen LLC
(3 month LIBOR + 3.500%) 4.000%, 7/21/28(2)	2,495	2,476
Second Lien (3 month LIBOR + 6.750%) 7.250%, 6/18/29(2)	830	831
Milk Specialties Co. 2021 (3 month LIBOR + 4.000%) 5.000%, 8/15/25(2)	4,139	4,138
Primary Products Finance LLC (3 month LIBOR + 4.000%) 0.000%, 10/25/28(2)(3)	3,360	3,360
Quirch Foods Holdings LLC 2021 (1 month LIBOR + 4.500%) 5.500%, 10/27/27(2)	5,534	5,548
Sycamore Buyer LLC Tranche B (3 month LIBOR + 2.250%) 0.000%, 9/24/28(2)(3)	5,025	4,994
Triton Water Holdings, Inc. First Lien (3 month LIBOR + 3.500%) 4.000%, 3/31/28(2)	5,686	5,619
	Par Value	Value

Food / Tobacco—continued
Whole Earth Brands, Inc. (3 month LIBOR + 4.500%) 5.500%, 2/2/28(2)	$ 6,962	$ 6,910
Woof Holdings, Inc.
First Lien (3 month LIBOR + 3.750%) 4.500%, 12/21/27(2)	4,625	4,625
Second Lien (3 month LIBOR + 7.250%) 8.000%, 12/21/28(2)	500	503
		57,575

Food and Drug—0.1%
United Natural Foods, Inc. First Lien (1 month LIBOR + 3.250%) 3.350%, 10/22/25(2)(6)	2,625	2,623
Forest Prod / Containers—2.6%
Anchor Packaging LLC (1 month LIBOR + 4.000%) 4.104%, 7/18/26(2)	2,769	2,735
Berlin Packaging LLC
Tranche B-4 (3 month LIBOR + 3.250%) 3.750%, 3/11/28(2)	4,824	4,780
Tranche B-5 (1 month LIBOR + 3.750%) 4.250%, 3/13/28(2)	1,197	1,195
Domtar Corp.
(1 month LIBOR + 5.500%) 6.250%, 11/30/28(2)	3,865	3,813
(3 month LIBOR + 5.250%) 0.000%, 11/30/28(2)(3)	1,840	1,816
Geon Performance Solutions LLC (3 month LIBOR + 4.750%) 5.500%, 8/18/28(2)	3,741	3,768
Graham Packaging Co., Inc. (1 month LIBOR + 3.000%) 3.750%, 8/4/27(2)	8,542	8,511
Klockner Pentaplast of America, Inc. Tranche B (6 month LIBOR + 4.750%) 5.250%, 2/12/26(2)	2,779	2,698
Mar Bidco S.a.r.l. Tranche B (3 month LIBOR + 4.250%) 4.750%, 7/7/28(2)	3,573	3,568
Pregis Topco LLC (1 month LIBOR + 4.000%) 4.500%, 7/31/26(2)	6,334	6,295
Proampac PG Borrower LLC 2020-1 (3 month LIBOR + 3.750%) 4.500%, 11/3/25(2)	2,195	2,195
Schweitzer-Mauduit International, Inc. Tranche B (1 month LIBOR + 3.750%) 4.500%, 2/9/28(2)	5,370	5,336
Spa Holdings 3 Oy Tranche B (3 month LIBOR + 4.000%) 4.750%, 2/4/28(2)	2,814	2,814
Sylvamo Corp. Tranche B (1 month LIBOR + 4.500%) 5.000%, 8/18/28(2)	3,722	3,736
TricorBraun, Inc. (3 month LIBOR + 3.250%) 3.750%, 3/3/28(2)	6,708	6,654
Trident TPI Holdings, Inc.
Tranche B-3 (3 month LIBOR + 4.000%) 4.500%, 9/15/28(2)	116	116

See Notes to Financial Statements

Seix Floating Rate High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021
($ reported in thousands)
	Par Value	Value

Forest Prod / Containers—continued
Tranche B-3 (3 month LIBOR + 4.000%) 4.500%, 9/15/28(2)	$ 2,040	$ 2,036
		62,066

Gaming / Leisure—3.3%
Ballys Corp. Tranche B (6 month LIBOR + 3.250%) 3.750%, 10/2/28(2)	3,165	3,164
Caesars Resort Collection LLC
Tranche B (1 month LIBOR + 2.750%) 2.840%, 12/23/24(2)	7,954	7,905
Tranche B-1 (1 month LIBOR + 3.500%) 3.604%, 7/21/25(2)	11,751	11,748
Carnival Corp. 2021, Tranche B (3 month LIBOR + 3.250%) 4.000%, 10/18/28(2)	3,185	3,153
Enterprise Development Authority Tranche B (1 month LIBOR + 4.250%) 5.000%, 2/28/28(2)	1,935	1,931
Everi Holdings, Inc. Tranche B (1 month LIBOR + 2.500%) 3.000%, 8/3/28(2)	3,157	3,149
Golden Nugget, Inc. First Lien (1 month LIBOR + 2.500%) 3.250%, 10/4/23(2)	5,835	5,794
GVC Holdings Gibraltar Ltd. Tranche B (3 month LIBOR + 2.500%) 3.000%, 3/29/27(2)	3,301	3,289
Herschend Entertainment Co. LLC (3 month LIBOR + 3.750%) 4.250%, 8/27/28(2)	1,661	1,656
Hilton Grand Vacations Borrower LLC (1 month LIBOR + 3.000%) 3.500%, 8/2/28(2)	3,371	3,374
Jack Ohio Finance LLC (1 month LIBOR + 4.750%) 5.500%, 10/4/28(2)	2,515	2,507
Playa Resorts Holding B.V. (1 month LIBOR + 2.750%) 3.750%, 4/29/24(2)	3,921	3,811
Playtika Holding Corp. Tranche B-1 (1 month LIBOR + 2.750%) 2.854%, 3/13/28(2)	7,392	7,352
Scientific Games International, Inc. Tranche B-5 (1 month LIBOR + 2.750%) 2.854%, 8/14/24(2)	4,314	4,296
Stars Group Holdings B.V. 2021 (3 month LIBOR + 2.250%) 2.382% - 2.474%, 7/21/26(2)	6,908	6,878
Station Casinos LLC Tranche B-1 (1 month LIBOR + 2.250%) 2.500%, 2/8/27(2)	6,285	6,226
UFC Holdings LLC Tranche B-3 (6 month LIBOR + 2.750%) 3.500%, 4/29/26(2)	2,935	2,919
		79,152

Health Care—8.8%
ADMI Corp.
(1 month LIBOR + 3.500%) 4.000%, 12/23/27(2)	2,693	2,686
	Par Value	Value

Health Care—continued
(2 month LIBOR + 3.125%) 3.875%, 12/23/27(2)	$ 1,995	$ 1,981
Agiliti Health, Inc. (3 month LIBOR + 2.750%) 3.500%, 1/4/26(2)	4,106	4,086
AHP Health Partners, Inc. (1 month LIBOR + 3.500%) 4.000%, 8/24/28(2)	8,578	8,573
Amneal Pharmaceuticals LLC (3 month LIBOR + 3.500%) 3.625%, 5/4/25(2)	7,479	7,395
ASP Navigate Acquisition Corp. (3 month LIBOR + 4.500%) 5.500%, 10/6/27(2)	3,797	3,806
AthenaHealth, Inc. Tranche B-1 (3 month LIBOR + 4.250%) 4.400%, 2/11/26(2)	6,278	6,271
Avantor Funding, Inc. Tranche B-5 (1 month LIBOR + 2.250%) 2.750%, 11/8/27(2)	2,769	2,765
Cano Health LLC (3 month LIBOR + 4.500%) 5.250%, 11/23/27(2)	4,525	4,518
Catalent Pharma Solutions, Inc. Tranche B-3 (1 month LIBOR + 2.000%) 2.500%, 2/22/28(2)	1,990	1,990
Change Healthcare Holdings LLC (1 month LIBOR + 2.500%) 3.500%, 3/1/24	9,373	9,363
CHG Healthcare Services, Inc. First Lien (3 month LIBOR + 3.500%) 4.000%, 9/29/28(2)	3,132	3,129
Envision Healthcare Corp. (1 month LIBOR + 3.750%) 3.854%, 10/10/25(2)	6,263	5,021
Gainwell Acquisition Corp. Tranche B (3 month LIBOR + 4.000%) 4.750%, 10/1/27(2)	5,668	5,676
Greatbatch Ltd. Tranche B (3 month LIBOR + 2.500%) 3.000%, 9/2/28(2)	5,655	5,641
ICON Luxembourg S.a.r.l. (3 month LIBOR + 2.250%) 2.750%, 7/3/28(2)	6,388	6,386
ICU Medical, Inc. Tranche B (3 month SOFR + 2.500%) 0.000%, 12/14/28(2)(3)	3,045	3,047
ImageFirst Holdings LLC (2 month LIBOR + 4.500%) 5.250%, 4/27/28(2)	2,368	2,359
Insulet Corp. Tranche B (1 month LIBOR + 3.250%) 3.750%, 4/28/28(2)	5,529	5,525
LifePoint Health, Inc. Tranche B, First Lien (1 month LIBOR + 3.750%) 3.852%, 11/16/25(2)	10,994	10,973
LSCS Holdings, Inc. (3 month LIBOR + 4.500%) 0.000%, 11/23/28(2)(3)	3,175	3,173
Mamba Purchaser, Inc. (3 month LIBOR + 3.750%) 4.250%, 10/16/28(2)	2,510	2,506
MedAssets Software Intermediate Holdings, Inc.
(6 month LIBOR + 4.000%) 4.500%, 11/18/28(2)	3,175	3,172
Second Lien (3 month LIBOR + 7.000%) 0.000%, 11/19/29(2)(3)	2,115	2,105

See Notes to Financial Statements

Seix Floating Rate High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021
($ reported in thousands)
	Par Value	Value

Health Care—continued
Medical Solutions Holdings, Inc. (6 month LIBOR + 3.500%) 4.000%, 11/1/28(2)	$ 2,642	$ 2,636
Medline Borrower LP 2021 (1 month LIBOR + 3.250%) 3.750%, 10/23/28(2)	9,280	9,276
Medrisk, Inc. Tranche B, First Lien (1 month LIBOR + 3.750%) 4.500%, 5/10/28(2)	4,908	4,899
Midwest Physician Administrative Services LLC First Lien (3 month LIBOR + 3.250%) 4.000%, 3/12/28(2)	5,026	4,990
MPH Acquisition Holdings LLC (1 month LIBOR + 3.250%) 4.250%, 9/1/28(2)	6,415	6,251
National Mentor Holdings, Inc.
First Lien (1 month LIBOR + 3.750%) 4.500%, 3/2/28(2)	4,497	4,443
Tranche C, First Lien (3 month LIBOR + 3.750%) 4.500%, 3/2/28(2)	134	133
Onex TSG Intermediate Corp. (3 month LIBOR + 4.750%) 5.500%, 2/28/28(2)	2,915	2,909
Option Care Health, Inc. Tranche B (1 month LIBOR + 2.750%) 3.250%, 10/27/28(2)	3,000	2,993
Organon & Co. (6 month LIBOR + 3.000%) 3.500%, 6/2/28(2)	4,787	4,788
Packaging Coordinators Midco, Inc. Tranche B, First Lien (3 month LIBOR + 3.750%) 4.500%, 11/30/27(2)	7,103	7,097
PetIQ, Inc. First Lien (3 month LIBOR + 4.250%) 4.750%, 4/13/28(2)	4,688	4,653
Phoenix Newco, Inc. First Lien (3 month LIBOR + 3.500%) 4.500%, 11/15/28(2)	3,750	3,748
Pluto Acquisition I, Inc. 2021, First Lien (3 month LIBOR + 4.000%) 4.175%, 6/22/26(2)	3,303	3,286
PRA Health Sciences, Inc. (3 month LIBOR + 2.250%) 2.500%, 7/3/28(2)	1,592	1,591
RBP Global Holdings Ltd. (3 month LIBOR + 5.250%) 6.000%, 6/30/26(2)	3,890	3,852
RXB Holdings, Inc. (3 month LIBOR + 4.500%) 5.250%, 12/20/27(2)	5,387	5,387
SCP Eye Care Services LLC (6 month LIBOR + 4.500%) 5.250%, 3/16/28(2)	2,752	2,754
Signify Health LLC (3 month LIBOR + 3.250%) 3.750%, 6/22/28(2)	3,027	3,013
Sterigenics-Nordion Holdings LLC (3 month LIBOR + 2.750%) 3.250%, 12/11/26(2)	4,125	4,106
Surgery Center Holdings, Inc. 2021 (1 month LIBOR + 3.750%) 4.500%, 8/31/26(2)	5,561	5,554
Team Health Holdings, Inc. (1 month LIBOR + 2.750%) 3.750%, 2/6/24(2)	6,992	6,665
	Par Value	Value

Health Care—continued
WP CityMD Bidco LLC (3 month LIBOR + 3.250%) 3.750%, 12/22/28(2)	$ 5,060	$ 5,053
		212,224

Housing—3.5%
84 Lumber Co. Tranche B-1 (1 month LIBOR + 3.000%) 3.750%, 11/13/26(2)	4,455	4,455
ACProducts Holdings, Inc. (6 month LIBOR + 4.250%) 4.750%, 5/17/28(2)	5,423	5,341
Brookfield Property REIT, Inc. Tranche B (1 month LIBOR + 2.500%) 2.604%, 8/27/25(2)	12,826	12,628
Core & Main LP Tranche B-1 (1 month LIBOR + 2.500%) 2.602%, 7/27/28(2)	6,830	6,782
CP Iris Holdco I, Inc. First Lien (1 month LIBOR + 3.750%) 4.250%, 10/2/28(2)	2,929	2,922
Cushman & Wakefield U.S. Borrower LLC (1 month LIBOR + 2.750%) 2.840%, 8/21/25(2)	11,095	11,009
Empire Today LLC 0.000%, 4/3/28	3,139	3,084
Foundation Building Materials, Inc. First Lien (3 month LIBOR + 3.250%) 3.750%, 1/31/28(2)	5,457	5,415
Hunter Fan Co. (3 month LIBOR + 5.000%) 5.750%, 5/8/28(2)	3,357	3,357
Installed Building Products, Inc. (3 month PRIME + 3.250%) 6.500%, 12/8/28(2)	3,000	3,000
LBM Acquisition LLC First Lien (3 month LIBOR + 3.750%) 4.500%, 12/17/27(2)	6,347	6,284
Osmose Utilities Services, Inc. First Lien (1 month LIBOR + 3.250%) 3.750%, 6/23/28(2)	5,167	5,133
Quikrete Holdings, Inc. Tranche B-1 (3 month LIBOR + 3.000%) 0.000%, 6/11/28(2)(3)	3,610	3,600
Snap One Holdings Corp. (1 month LIBOR + 4.500%) 5.000%, 11/23/28(2)	6,350	6,310
Standard Industries, Inc. Tranche B-2 (3 month LIBOR + 2.500%) 3.000%, 9/22/28(2)	3,204	3,206
VC GB Holdings I Corp.
First Lien (3 month LIBOR + 3.500%) 4.000%, 7/21/28(2)	1,665	1,650
Second Lien (3 month LIBOR + 6.750%) 7.250%, 7/23/29(2)	1,250	1,237
		85,413

Information Technology—15.3%
Allegro MicroSystems, Inc. (3 month LIBOR + 3.750%) 4.250%, 9/30/27(2)	374	373

See Notes to Financial Statements

Seix Floating Rate High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021
($ reported in thousands)
	Par Value	Value

Information Technology—continued
Altar Bidco, Inc.
(3 month LIBOR + 3.350%) 0.000%, 11/17/28(2)(3)	$ 3,795	$ 3,781
Tranche 2 (3 month LIBOR + 0.000%) 0.000%, 11/16/29(2)(3)	2,950	2,954
Apttus Corporation (3 month LIBOR + 4.250%) 5.000%, 5/8/28(2)	3,102	3,105
AQA Acquisition Holding, Inc. First Lien (3 month LIBOR + 4.250%) 4.750%, 3/3/28(2)	3,895	3,892
ASP T3 Acquisition Co. LLC First Lien (3 month LIBOR + 4.250%) 4.750%, 10/8/28(2)	3,770	3,742
Astra Acquisition Corp. Tranche B (1 month LIBOR + 5.250%) 5.750%, 10/25/28(2)	6,505	6,370
Atlas Purchaser, Inc.
First Lien (3 month LIBOR + 5.250%) 6.000%, 5/8/28(2)	4,931	4,832
Second Lien (3 month LIBOR + 9.000%) 9.750%, 5/7/29(2)	825	811
Avaya, Inc. Tranche B-1 (3 month LIBOR + 4.250%) 4.360%, 12/15/27(2)	7,148	7,162
Barracuda Networks, Inc. First Lien (3 month LIBOR + 3.750%) 4.500%, 2/12/25(2)	4,062	4,072
Brave Parent Holdings, Inc. (1 month LIBOR + 4.000%) 4.104%, 4/18/25(2)	4,184	4,172
Brooks Automation, Inc. Tranche B (3 month LIBOR + 2.500%) 2.630%, 10/4/24(2)	2,229	2,221
Castle U.S. Holding Corp.
(3 month LIBOR + 3.750%) 3.974%, 1/29/27(2)	797	788
Tranche B-2 (3 month LIBOR + 4.000%) 4.750%, 1/29/27(2)	3,975	3,960
CCC Intelligent Solutions, Inc. (3 month LIBOR + 2.500%) 3.000%, 9/21/28(2)	3,935	3,929
Cloudera, Inc.
(1 month LIBOR + 3.750%) 4.250%, 10/8/28(2)	3,750	3,736
Second Lien (1 month LIBOR + 6.000%) 6.500%, 10/8/29(2)	2,000	1,995
ConnectWise LLC (3 month LIBOR + 3.500%) 4.000%, 9/29/28(2)	5,445	5,427
ConvergeOne Holdings, Inc. First Lien (1 month LIBOR + 5.000%) 5.104%, 1/4/26(2)	6,744	6,593
CoreLogic, Inc. First Lien (1 month LIBOR + 3.500%) 4.000%, 6/2/28(2)	7,172	7,158
Cornerstone OnDemand, Inc. (3 month LIBOR + 3.750%) 4.250%, 10/16/28(2)	3,770	3,755
Creation Technologies, Inc. (3 month LIBOR + 5.500%) 6.000%, 10/5/28(2)	3,550	3,515
DCert Buyer, Inc.
First Lien (1 month LIBOR + 4.000%) 4.104%, 10/16/26(2)	2,070	2,065
	Par Value	Value

Information Technology—continued
Second Lien (1 month LIBOR + 7.000%) 7.104%, 2/19/29(2)	$ 3,625	$ 3,625
Digi International, Inc. 0.000%, 11/1/28	3,805	3,762
E2Open LLC (3 month LIBOR + 3.500%) 4.000%, 2/4/28(2)	4,505	4,505
Endurance International Group Holdings, Inc. (3 month LIBOR + 3.500%) 4.250%, 2/10/28(2)	5,815	5,760
Ensono LP First Lien (6 month LIBOR + 4.000%) 4.750%, 5/26/28(2)	3,586	3,577
EP Purchaser LLC (3 month LIBOR + 3.500%) 0.000%, 11/6/28(2)(3)	3,695	3,694
Gigamon, Inc. First Lien (3 month LIBOR + 3.750%) 4.500%, 12/27/24(2)	6,960	6,956
Greeneden U.S. Holdings II LLC Tranche B-4 (1 month LIBOR + 4.000%) 4.750%, 12/1/27(2)	5,240	5,256
IDERA, Inc. First Lien (6 month LIBOR + 3.750%) 4.500%, 3/2/28(2)	3,917	3,911
Ivanti Software, Inc.
(3 month LIBOR + 4.000%) 4.750%, 12/1/27(2)	2,660	2,644
Tranche B, First Lien (3 month LIBOR + 4.250%) 5.250%, 12/1/27(2)	3,075	3,076
LI Group Holdings, Inc. 2021 (3 month LIBOR + 3.750%) 4.500%, 3/11/28(2)	3,168	3,169
LogMeIn, Inc. First Lien (3 month LIBOR + 4.750%) 4.839%, 8/31/27(2)	8,758	8,701
MA Financeco LLC
Tranche B-3 (1 month LIBOR + 2.750%) 2.854%, 6/21/24(2)	911	902
Tranche B-4 (3 month LIBOR + 4.250%) 5.250%, 6/5/25(2)	6,636	6,723
Magenta Buyer LLC
First Lien (3 month LIBOR + 5.000%) 5.750%, 7/27/28(2)	6,653	6,630
Second Lien (3 month LIBOR + 8.250%) 9.000%, 7/27/29(2)	2,540	2,517
Magnite, Inc. (3 month LIBOR + 5.000%) 5.750%, 4/28/28(2)	4,208	4,177
Mavenir Systems, Inc. (3 month LIBOR + 4.750%) 5.250%, 8/18/28(2)	7,500	7,478
Maverick Bidco, Inc. First Lien (2 month LIBOR + 3.750%) 4.500%, 5/18/28(2)	2,885	2,882
MaxLinear, Inc. Tranche B (1 month LIBOR + 2.250%) 2.750%, 6/23/28(2)	5,745	5,716
McAfee LLC Tranche B (1 month LIBOR + 3.750%) 3.852%, 9/30/24(2)	6,250	6,254
MeridianLink, Inc. (3 month LIBOR + 3.000%) 3.500%, 11/10/28(2)	4,540	4,532
Mermaid Bidco, Inc. Tranche B-2 (3 month LIBOR + 3.750%) 4.500%, 12/22/27(2)	6,058	6,058
MKS Instruments, Inc.
Tranche B (3 month LIBOR + 2.250%) 0.000%, 10/20/28(2)(3)	12,061	12,027
Tranche B-6 (1 month LIBOR + 1.750%) 1.840%, 2/2/26(2)	1,953	1,947

See Notes to Financial Statements

Seix Floating Rate High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021
($ reported in thousands)
	Par Value	Value

Information Technology—continued
Motus Operations LLC (3 month LIBOR + 4.000%) 4.500%, 11/3/28(2)	$ 3,250	$ 3,240
N-able International Holdings II LLC (3 month LIBOR + 3.000%) 3.500%, 7/19/28(2)	2,259	2,247
Oceankey U.S. II Corp. (1 month LIBOR + 3.500%) 4.000%, 12/15/28(2)	2,110	2,099
Orchid Finco LLC (3 month LIBOR + 4.250%) 0.000%, 11/13/28(2)(3)	4,700	4,465
Ping Identity Corp. (1 month LIBOR + 3.750%) 4.250%, 11/22/28(2)	3,795	3,795
Planview Parent, Inc. First Lien (3 month LIBOR + 4.000%) 4.750%, 12/17/27(2)	3,524	3,523
Polaris Newco LLC First Lien (3 month LIBOR + 4.000%) 4.500%, 6/2/28(2)	3,840	3,837
Project Ruby Ultimate Parent Corp. First Lien (1 month LIBOR + 3.250%) 4.000%, 3/10/28(2)	6,613	6,602
Proofpoint, Inc. (3 month LIBOR + 3.250%) 3.750%, 8/31/28(2)	4,240	4,219
Quest Software U.S. Holdings, Inc. First Lien (3 month LIBOR + 4.250%) 4.379%, 5/16/25(2)	2,673	2,668
Rackspace Technology Global, Inc. Tranche B (3 month LIBOR + 2.750%) 3.500%, 2/15/28(2)	7,692	7,628
RealPage, Inc. First Lien (1 month LIBOR + 3.250%) 3.750%, 4/24/28(2)	6,544	6,520
Red Planet Borrower LLC First Lien (3 month LIBOR + 3.750%) 4.250%, 10/2/28(2)	4,259	4,232
Redstone Holdco 2 LP
First Lien (3 month LIBOR + 4.750%) 5.500%, 4/27/28(2)	2,993	2,851
Second Lien (3 month LIBOR + 7.750%) 8.500%, 4/27/29(2)	2,340	2,149
Renaissance Holding Corp. First Lien (1 month LIBOR + 3.250%) 3.340% - 3.354%, 5/30/25(2)	4,565	4,517
Seattle Escrow Borrower LLC (1 month LIBOR + 2.750%) 2.854%, 6/21/24(2)	6,151	6,093
Sitel Worldwide Corp. (3 month LIBOR + 3.750%) 4.250%, 8/28/28(2)	6,698	6,691
Skillsoft Finance II, Inc. (3 month LIBOR + 4.750%) 5.500%, 7/14/28(2)	2,080	2,083
SolarWinds Holdings, Inc. 2018 (1 month LIBOR + 2.750%) 2.854%, 2/5/24(2)	6,631	6,529
Sovos Compliance LLC (1 month LIBOR + 4.500%) 5.000%, 8/11/28(2)	2,136	2,140
Surf Holdings S.a.r.l First Lien (3 month LIBOR + 3.500%) 3.690%, 3/5/27(2)	5,630	5,580
Symplr Software, Inc. First Lien (3 month LIBOR + 4.500%) 5.250%, 12/22/27(2)	2,695	2,695
Synaptics, Inc. (3 month LIBOR + 2.250%) 0.000%, 12/2/28(2)(3)	2,678	2,672
	Par Value	Value

Information Technology—continued
Taboola, Inc. Tranche B (3 month LIBOR + 4.000%) 4.500%, 9/1/28(2)	$ 4,374	$ 4,330
Tenable, Inc. (3 month LIBOR + 2.750%) 3.250%, 7/7/28(2)	2,665	2,652
TIBCO Software, Inc. Tranche B-3 (1 month LIBOR + 3.750%) 3.860%, 6/30/26(2)	843	836
Turing Midco LLC (1 month LIBOR + 3.000%) 3.500%, 3/24/28(2)	2,199	2,193
UKG, Inc.
2021, Second Lien (1 month LIBOR + 5.250%) 5.750%, 5/3/27(2)	675	676
2021-2, First Lien (1 month LIBOR + 3.250%) 3.750%, 5/4/26(2)	14,401	14,315
Ultimate Software Group, Inc. (The) First Lien (3 month LIBOR + 3.750%) 0.000%, 5/4/26(2)(3)	2,992	2,981
Ultra Clean Holdings, Inc. Tranche B (1 month LIBOR + 3.750%) 3.840%, 8/27/25(2)	8,188	8,191
Valkyr Purchaser LLC (3 month LIBOR + 4.000%) 4.750%, 11/5/27(2)	4,203	4,192
Virtusa Corp. Tranche B (1 month LIBOR + 3.750%) 4.500%, 2/11/28(2)	5,046	5,058
Voyage Australia Pty Ltd. First Lien (3 month LIBOR + 3.500%) 4.000%, 7/20/28(2)	2,643	2,641
Xperi Holding Corp. Tranche B (1 month LIBOR + 3.500%) 3.604%, 6/8/28(2)	6,464	6,446
		370,473

Manufacturing—3.2%
Ali Group SRL Tranche B (3 month LIBOR + 2.500%) 0.000%, 10/13/28(2)(3)	3,770	3,744
Alliance Laundry Systems LLC Tranche B (3 month LIBOR + 3.500%) 4.250%, 10/8/27(2)	3,564	3,562
Alltech, Inc. Tranche B (1 month LIBOR + 4.000%) 4.500%, 10/13/28(2)	2,935	2,935
American Trailer World Corp. First Lien (1 month LIBOR + 3.750%) 4.500%, 3/3/28(2)	5,443	5,416
Apex Group Treasury LLC (3 month LIBOR + 3.750%) 4.250%, 7/27/28(2)	3,776	3,766
Bright Bidco B.V. 2018, Tranche B (3 month LIBOR + 3.500%) 4.500%, 6/30/24(2)	4,092	3,146
Canada Goose, Inc. 2021 (3 month LIBOR + 3.500%) 4.250%, 10/7/27(2)	4,027	4,029
Gates Global LLC Tranche B-3 (1 month LIBOR + 2.500%) 3.250%, 3/31/27(2)	3,581	3,572
Granite U.S. Holdings Corp. Tranche B (3 month LIBOR + 4.000%) 4.132%, 9/30/26(2)	2,265	2,263
Grinding Media, Inc. 0.000%, 10/12/28	3,560	3,551

See Notes to Financial Statements

Seix Floating Rate High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021
($ reported in thousands)
	Par Value	Value

Manufacturing—continued
Hyperion Materials & Technologies, Inc. (3 month LIBOR + 4.500%) 5.000%, 8/30/28(2)	$ 2,320	$ 2,321
II-VI, Inc. Tranche B (3 month LIBOR + 2.750%) 0.000%, 12/8/28(2)(3)	4,645	4,633
Madison IAQ LLC (6 month LIBOR + 3.250%) 3.750%, 6/21/28(2)	3,782	3,776
Ozark Holdings LLC 2020 (1 month LIBOR + 3.750%) 4.250%, 12/16/27(2)	2,854	2,849
Pelican Products, Inc. (3 month LIBOR + 4.500%) 0.000%, 11/16/28(2)(3)	4,125	4,104
Plaskolite PPC Intermediate II LLC 2021-1 (6 month LIBOR + 4.000%) 4.750%, 12/15/25(2)	2,412	2,381
Tenneco, Inc. Tranche B (1 month LIBOR + 3.000%) 3.104%, 10/1/25(2)	7,619	7,496
Truck Hero, Inc. (1 month LIBOR + 3.250%) 4.000%, 1/31/28(2)	3,426	3,404
VM Consolidated, Inc. (3 month LIBOR + 3.250%) 3.417%, 3/24/28(2)	5,226	5,208
WireCo WorldGroup, Inc. (6 month LIBOR + 4.250%) 4.750%, 11/13/28(2)	3,445	3,439
Zurn LLC Tranche B (1 month LIBOR + 2.250%) 2.750%, 9/15/28(2)	2,505	2,504
		78,099

Media / Telecom - Broadcasting—1.4%
Diamond Sports Group LLC (1 month LIBOR + 3.250%) 3.360%, 8/24/26(2)	2,607	1,201
Gogo Intermediate Holdings LLC (3 month LIBOR + 3.750%) 4.500%, 4/30/28(2)	2,622	2,620
Gray Television, Inc. Tranche C (3 month LIBOR + 2.500%) 2.599%, 1/2/26(2)	6,986	6,925
Hubbard Radio LLC (1 month LIBOR + 4.250%) 5.250%, 3/28/25(2)	2,292	2,298
iHeartCommunications, Inc. (3 month LIBOR + 3.25%) 3.750%, 5/1/26(2)(6)	2,468	2,466
LCPR Loan Financing LLC 2021 (3 month LIBOR + 3.750%) 3.860%, 10/16/28(2)	5,325	5,345
Terrier Media Buyer, Inc. 2021, Tranche B (1 month LIBOR + 3.500%) 3.604%, 12/17/26(2)	4,987	4,961
Univision Communications, Inc. 2021 (1 month LIBOR + 3.250%) 4.000%, 3/15/26(2)	7,234	7,241
		33,057

Media / Telecom - Cable/Wireless Video—4.0%
Atlantic Broadband Finance LLC Tranche B (1 month LIBOR + 2.500%) 3.000%, 9/1/28(2)	7,213	7,175
	Par Value	Value

Media / Telecom - Cable/Wireless Video—continued
Charter Communications Operating LLC Tranche B-2 (1 month LIBOR + 1.750%) 1.850%, 2/1/27(2)	$ 6,556	$ 6,489
Coral-U.S. Co-Borrower LLC Tranche B-5 (3 month LIBOR + 2.250%) 2.339%, 1/31/28(2)	5,705	5,629
CSC Holdings LLC
2017 (3 month LIBOR + 2.250%) 2.340%, 7/17/25(2)	7,701	7,576
2019 (3 month LIBOR + 2.500%) 2.610%, 4/15/27(2)	3,186	3,143
DIRECTV Financing LLC (3 month LIBOR + 5.000%) 5.750%, 8/2/27(2)	10,655	10,658
Intelsat Jackson Holdings S.A. Tranche B-3 (3 month PRIME + 4.750%) 8.000%, 11/27/23(2)(7)	16,345	16,297
Radiate Holdco LLC (1 month LIBOR + 3.250%) 4.000%, 9/25/26(2)	7,838	7,806
Telenet Financing USD LLC Tranche AR (3 month LIBOR + 2.000%) 2.110%, 4/28/28(2)	9,935	9,748
Virgin Media Bristol LLC Tranche N (1 month LIBOR + 2.500%) 2.610%, 1/31/28(2)	11,730	11,615
WideOpenWest Finance LLC Tranche B (1 month LIBOR + 3.000%) 3.500%, 12/8/28(2)	2,955	2,950
Ziggo Financing Partnership Tranche I (3 month LIBOR + 2.500%) 2.610%, 4/28/28(2)	6,740	6,661
		95,747

Media / Telecom - Diversified Media—4.1%
Allen Media LLC Tranche B (3 month LIBOR + 5.500%) 5.632%, 2/10/27(2)	5,368	5,357
Alpha Topco Ltd. 2018, Tranche B-3 (1 month LIBOR + 2.500%) 3.500%, 2/1/24(2)	5,527	5,518
Applovin Corp.
(1 month LIBOR + 3.000%) 3.500%, 10/25/28(2)	2,514	2,507
(1 month LIBOR + 3.250%) 3.354%, 8/15/25(2)	3,859	3,847
Arches Buyer, Inc. (1 month LIBOR + 3.250%) 3.750%, 12/6/27(2)	2,673	2,651
Constant Contact, Inc. First Lien (3 month LIBOR + 4.000%) 4.750%, 2/10/28(2)	4,651	4,645
Deluxe Entertainment Services Group, Inc., PIK Interest Capitalization Second Lien (3 month LIBOR + 8.500%) 9.500%, 9/25/24(2)(5)(6)(8)	4,259	—
Digital Media Solutions LLC (1 month LIBOR + 5.000%) 5.750%, 5/25/26(2)	2,801	2,773
E.W. Scripps Co. (The) Tranche B-2 (1 month LIBOR + 2.563%) 3.313%, 5/1/26(2)	3,615	3,605

See Notes to Financial Statements

Seix Floating Rate High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021
($ reported in thousands)
	Par Value	Value

Media / Telecom - Diversified Media—continued
Electronics For Imaging, Inc. First Lien (1 month LIBOR + 5.000%) 5.104%, 7/23/26(2)	$ 4,992	$ 4,868
Lions Gate Capital Holdings LLC Tranche B (1 month LIBOR + 2.250%) 2.354%, 3/24/25(2)	11,095	10,989
McGraw-Hill Education, Inc. (1 month LIBOR + 4.750%) 5.250%, 7/28/28(2)	5,421	5,391
MH Sub I LLC
2020 (3 month LIBOR + 3.750%) 4.750%, 9/13/24(2)	4,196	4,201
First Lien (1 month LIBOR + 3.500%) 3.604%, 9/13/24(2)	9,385	9,331
Second Lien (1 month LIBOR + 6.250%) 6.352%, 2/23/29(2)	2,565	2,577
Nielsen Consumer, Inc. Tranche B-1 (1 month LIBOR + 3.750%) 3.854%, 3/6/28(2)	3,976	3,969
RR Donnelley & Sons Co. Tranche B (1 month LIBOR + 5.000%) 5.104%, 1/15/24(2)	2,387	2,372
Trader Interactive LLC (6 month LIBOR + 4.000%) 4.500%, 7/28/28(2)	2,500	2,487
Vericast Corp. 2021 (3 month LIBOR + 7.750%) 8.750%, 6/16/26(2)	5,085	4,601
William Morris Endeavor Entertainment LLC Tranche B-1 (1 month LIBOR + 2.750%) 2.850% - 2.860%, 5/18/25(2)	16,985	16,598
		98,287

Media / Telecom - Telecommunications—4.4%
Altice Financing S.A.
2017 (3 month LIBOR + 2.750%) 2.874%, 7/15/25(2)	6,611	6,521
2017 (3 month LIBOR + 2.750%) 2.874%, 1/31/26(2)	13,071	12,915
AP Core Holdings II LLC Tranche B-2 (1 month LIBOR + 5.500%) 6.250%, 9/1/27(2)	7,800	7,807
CenturyLink, Inc. Tranche B (1 month LIBOR + 2.250%) 2.354%, 3/15/27(2)	7,458	7,367
Cincinnati Bell, Inc. Tranche B-2 (3 month Term SOFR + 3.250%) 3.750%, 11/17/28(2)	3,375	3,371
Connect U.S. Finco LLC (1 month LIBOR + 3.500%) 4.500%, 12/11/26(2)	8,479	8,474
Consolidated Communications, Inc. Tranche B-1 (1 month LIBOR + 3.500%) 4.250%, 10/2/27(2)	2,499	2,493
Frontier Communications Co. Tranche B (3 month LIBOR + 3.750%) 4.500%, 5/1/28(2)	3,723	3,716
Level 3 Financing, Inc. 2027, Tranche B (1 month LIBOR + 1.750%) 1.854%, 3/1/27(2)	5,845	5,765
MetroNet Systems Holdings LLC 2021, First Lien (1 month LIBOR + 3.750%) 4.500%, 6/2/28(2)	4,629	4,625
	Par Value	Value

Media / Telecom - Telecommunications—continued
Numericable U.S. LLC
Tranche B-12 (3 month LIBOR + 3.688%) 3.811%, 1/31/26(2)	$ 14,153	$ 14,015
Tranche B-13 (2 month LIBOR + 4.000%) 4.118%, 8/14/26(2)	16,698	16,597
Xplornet Communications, Inc. (1 month LIBOR + 4.000%) 4.500%, 10/2/28(2)	4,179	4,171
Zacapa LLC (3 month LIBOR + 4.500%) 4.724%, 7/2/25(2)	7,932	7,928
		105,765

Media / Telecom - Wireless Communications—0.9%
CCI Buyer, Inc. First Lien (3 month LIBOR + 3.750%) 4.500%, 12/17/27(2)	6,253	6,253
Commscope, Inc. (1 month LIBOR + 3.250%) 3.354%, 4/6/26(2)	2,528	2,493
Crown Subsea Communications Holding, Inc. (1 month LIBOR + 4.750%) 5.500%, 4/27/27(2)	3,366	3,377
Iridium Satellite LLC Tranche B-2 (1 month LIBOR + 2.500%) 3.250%, 11/4/26(2)	2,519	2,517
Orbcomm, Inc. (1 month LIBOR + 4.250%) 5.000%, 6/19/28(2)	3,292	3,286
Venga Finance Sarl (1 month LIBOR + 5.50%) 0.000%, 11/5/28(2)(3)	4,750	4,646
		22,572

Metals / Minerals—0.7%
AMG Advanced Metallurgical Group NV (3 month LIBOR + 3.500%) 4.000%, 11/30/28(2)	2,705	2,678
Atkore International, Inc. (3 month LIBOR + 2.000%) 2.500%, 5/26/28(2)	3,422	3,416
Consol Energy, Inc. Tranche B (1 month LIBOR + 4.500%) 4.600%, 9/27/24(2)	5,492	5,325
Oxbow Carbon LLC Tranche B, First Lien (1 month LIBOR + 4.250%) 5.000%, 10/17/25(2)	3,656	3,654
TMS International Corp. Tranche B-3 (3 month LIBOR + 2.750%) 3.750%, 8/14/24(2)	2,709	2,709
		17,782

Retail—2.7%
Academy Ltd. (1 month LIBOR + 3.750%) 4.500%, 11/5/27(2)	5,526	5,533
Ascena Retail Group, Inc. Tranche B (3 month LIBOR + 0.750%) 0.750% - 1.500%, 8/21/22(2)(5)	2,496	9
Belk, Inc. First Lien (3 month LIBOR + 7.500%) 8.500%, 7/31/25(2)	4,375	4,351
Belk, Inc., PIK Interest Capitalization Second Lien 0.000%, 7/31/25(9)	7,216	5,256
Birkenstock U.S. Bidco, Inc. Tranche B (6 month LIBOR + 3.250%) 3.750%, 4/28/28(2)	4,094	4,079

See Notes to Financial Statements

Seix Floating Rate High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021
($ reported in thousands)
	Par Value	Value

Retail—continued
CNT Holdings I Corp. First Lien (3 month LIBOR + 3.500%) 4.250%, 11/8/27(2)	$ 2,378	$ 2,378
CWGS Group LLC Tranche B (1 month LIBOR + 2.500%) 3.250%, 6/3/28(2)	6,454	6,397
DEI Sales Inc First Lien (1 month LIBOR + 5.500%) 6.250%, 4/28/28(2)	4,148	4,137
Great Outdoors Group LLC Tranche B-2 (3 month LIBOR + 3.750%) 4.500%, 3/6/28(2)	4,710	4,711
J.C. Penney Corp., Inc. Tranche B (3 month LIBOR + 5.25%) 0.000%, 6/23/23(2)(3)(5)(6)	3,733	4
Jo-Ann Stores LLC Tranche B-1 (3 month LIBOR + 4.750%) 5.500%, 7/7/28(2)	4,383	4,331
Petco Health and Wellness Co., Inc. First Lien (3 month LIBOR + 3.250%) 4.000%, 3/3/28(2)	6,451	6,437
PetsMart LLC Tranche B-9 (3 month LIBOR + 3.750%) 4.500%, 2/11/28(2)	4,778	4,781
Rent-A-Center, Inc. Tranche B-2 (1 month LIBOR + 3.250%) 3.750%, 2/17/28(2)	5,686	5,669
Rising Tide Holdings, Inc.
First Lien (1 month LIBOR + 4.750%) 5.500%, 6/1/28(2)	2,060	2,052
Second Lien (1 month LIBOR + 8.250%) 9.000%, 6/1/29(2)	1,655	1,626
Tory Burch LLC Tranche B (1 month LIBOR + 3.000%) 3.500%, 4/16/28(2)	2,801	2,794
		64,545

Service—10.1%
Adtalem Global Education, Inc. Tranche B (3 month LIBOR + 4.500%) 5.250%, 8/12/28(2)	10,605	10,620
All-Star Bidco AB (1 month LIBOR + 4.500%) 0.000%, 11/16/28(2)(3)	1,690	1,692
American Public Education, Inc. (3 month LIBOR + 5.500%) 6.250%, 3/29/27(2)	3,170	3,130
American Residential Services LLC First Lien (3 month LIBOR + 3.500%) 4.250%, 10/15/27(2)	2,168	2,165
APX Group, Inc. (1 month LIBOR + 3.500%) 4.000%, 7/10/28(2)	8,060	8,037
Ascend Learning LLC
(1 month LIBOR + 3.500%) 4.000%, 12/11/28(2)	3,920	3,911
(1 month LIBOR + 5.750%) 6.250%, 11/16/29(2)	2,110	2,114
ASP Dream Acquisition Co. LLC Tranche B (3 month LIBOR + 4.250%) 5.000%, 11/22/28(2)	4,225	4,204
Belfor Holdings, Inc. First Lien (1 month LIBOR + 3.750%) 3.840%, 4/6/26(2)	4,466	4,466
	Par Value	Value

Service—continued
Camelot U.S. Acquisition I Co. (1 month LIBOR + 3.000%) 4.000%, 10/30/26(2)	$ 5,059	$ 5,051
Conduent Business Services LLC Tranche B (3 month LIBOR + 4.250%) 4.750%, 10/16/28(2)	3,520	3,513
Conservice Midco LLC First Lien (3 month LIBOR + 4.250%) 4.474%, 5/13/27(2)	3,506	3,496
DG Investment Intermediate Holdings 2, Inc. First Lien (1 month LIBOR + 3.500%) 0.000%, 3/31/28(2)(3)	3,236	3,232
Dun & Bradstreet Corp. (The) Tranche B (1 month LIBOR + 3.250%) 3.352%, 2/6/26(2)	3,208	3,193
EAB Global, Inc. (3 month LIBOR + 3.500%) 4.000%, 8/16/28(2)	2,500	2,484
Employbridge Holding Co. Tranche B (3 month LIBOR + 4.750%) 5.500%, 7/19/28(2)	5,985	5,928
EverCommerce Solutions, Inc. (1 month LIBOR + 3.000%) 3.500%, 7/6/28(2)	5,122	5,101
First Student Bidco, Inc.
Tranche B (3 month LIBOR + 3.000%) 3.500%, 7/13/28(2)	4,722	4,700
Tranche C (3 month LIBOR + 3.000%) 3.500%, 7/21/28(2)	1,743	1,735
Foundational Education Group, Inc.
(6 month LIBOR + 4.250%) 4.750%, 8/31/28(2)	2,962	2,962
(6 month LIBOR + 6.500%) 7.000%, 8/19/29(2)	830	826
GFL Environmental, Inc. 2020 (3 month LIBOR + 3.000%) 3.500%, 5/30/25(2)	3,165	3,172
GI Consilio Parent LLC First Lien (3 month LIBOR + 4.000%) 4.500%, 4/30/28(2)	4,733	4,700
Gopher Resource LLC (1 month LIBOR + 3.250%) 4.250%, 3/6/25(2)	4,081	3,809
Grab Holdings, Inc. (6 month LIBOR + 4.500%) 5.500%, 1/29/26(2)	4,367	4,372
Harsco Corp. (1 month LIBOR + 2.250%) 2.750%, 3/10/28(2)	5,005	4,978
Holding Socotec Tranche B (3 month LIBOR + 4.250%) 5.000%, 6/30/28(2)	3,305	3,293
Inmar, Inc. First Lien (3 month LIBOR + 4.000%) 5.000%, 5/1/24(2)	3,863	3,855
Instructure Holdings, Inc. Tranche B (1 month LIBOR + 2.750%) 3.250%, 10/30/28(2)	2,935	2,920
Lakeland Tours LLC PIK Interest Capitalization First Lien 13.250%, 9/25/27(8)	91	61
Lakeshore Learning Materials (3 month LIBOR + 3.500%) 4.000%, 9/29/28(2)	2,510	2,499
Maximus, Inc. Tranche B (3 month LIBOR + 2.000%) 2.500%, 5/28/28(2)	2,557	2,549

See Notes to Financial Statements

Seix Floating Rate High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021
($ reported in thousands)
	Par Value	Value

Service—continued
MHI Holdings LLC First Lien (1 month LIBOR + 5.000%) 5.104%, 9/21/26(2)	$ 6,091	$ 6,089
Michael Baker International LLC (1 month LIBOR + 5.000%) 5.750%, 12/1/28(2)	2,730	2,744
Mister Car Wash Holdings, Inc. First Lien (3 month LIBOR + 3.000%) 0.000%, 5/14/26(2)(3)	1,690	1,679
NAB Holdings LLC Tranche B-2 (3 month LIBOR + 3.000%) 3.500%, 11/23/28(2)	3,035	3,016
National Intergovernmental Purchasing Alliance Co. First Lien (3 month LIBOR + 3.500%) 3.632%, 5/23/25(2)	2,904	2,883
Nuvei Technologies Corp. (1 month LIBOR + 2.500%) 3.000%, 9/29/25(2)	2,811	2,755
Oravel Stays Singapore Pte Ltd (3 month LIBOR + 8.250%) 9.000%, 6/23/26(2)	1,656	1,718
PAE, Inc. First Lien (1 month LIBOR + 4.500%) 5.250%, 10/19/27(2)	5,202	5,204
Paysafe Holdings U.S. Corp. Tranche B-1 (1 month LIBOR + 2.750%) 3.250%, 6/28/28(2)	5,687	5,515
Peraton Corp. Tranche B, First Lien (1 month LIBOR + 3.750%) 4.500%, 2/1/28(2)	11,270	11,266
Pitney Bowes, Inc. Tranche B (1 month LIBOR + 4.000%) 4.110%, 3/17/28(2)	2,923	2,921
PODS LLC (1 month LIBOR + 3.000%) 3.750%, 3/31/28(2)	3,146	3,133
Prime Security Services Borrower LLC 2021, Tranche B-1 (1 month LIBOR + 2.750%) 3.500%, 9/23/26(2)	5,530	5,521
Priority Holdings LLC (3 month LIBOR + 5.750%) 6.750%, 4/27/27(2)	5,532	5,422
Red Ventures LLC
Tranche B-2 (1 month LIBOR + 2.500%) 2.604%, 11/8/24(2)	1,530	1,518
Tranche B-3, First Lien (1 month LIBOR + 3.500%) 4.250%, 11/8/24(2)	2,554	2,549
Refficiency Holdings LLC 2021 (1 month LIBOR + 3.250%) 4.000%, 12/16/27(2)	3,987	3,979
Shutterfly LLC 2021, Tranche B, First Lien (3 month LIBOR + 5.000%) 5.750%, 9/25/26(2)	3,302	3,260
Signal Parent, Inc. (1 month LIBOR + 3.500%) 4.250%, 4/3/28(2)	4,318	4,189
Spin Holdco, Inc. (3 month LIBOR + 4.000%) 4.750%, 3/6/28(2)	3,518	3,527
St. George’s University Scholastic Services LLC
(3 month LIBOR + 3.250%) 3.350%, 7/17/25(2)	2,470	2,458
Tranche B (3 month LIBOR + 3.250%) 0.000%, 6/29/28(2)(3)	3,120	3,104
Summer BC Bidco B LLC Tranche B-2 (3 month LIBOR + 4.500%) 5.250%, 12/4/26(2)	3,940	3,934
	Par Value	Value

Service—continued
Titan U.S. Finco LLC (3 month LIBOR + 4.000%) 4.500%, 10/18/28(2)	$ 2,983	$ 2,971
Trans Union LLC 2021, Tranche B-6 (3 month LIBOR + 2.250%) 0.000%, 12/1/28(2)(3)	3,710	3,698
TRC Cos., Inc. (1 month LIBOR + 4.250%) 0.000%, 12/9/28(2)(3)	3,260	3,241
TTF Holdings LLC (1 month LIBOR + 4.000%) 5.000%, 3/31/28(2)	4,451	4,451
United Talent Agency LLC Tranche B (3 month LIBOR + 4.000%) 4.750%, 1/20/28(2)	2,953	2,938
UST Global, Inc. (1 month LIBOR + 3.750%) 4.250%, 11/2/28(2)	4,200	4,179
Webhelp US LLC Tranche B (3 month LIBOR + 4.000%) 0.000%, 8/4/28(2)(3)	4,578	4,556
Weld North Education LLC 2021 (3 month LIBOR + 3.750%) 4.250%, 12/21/27(2)	2,970	2,968
WIN Waste Innovations Holdings, Inc. (3 month LIBOR + 2.750%) 3.250%, 3/24/28(2)	3,898	3,887
Zoominfo LLC (1 month LIBOR + 3.000%) 3.104%, 2/2/26(2)	4,486	4,492
		244,533

Transportation - Automotive—2.4%
Adient U.S. LLC Tranche B-1 (3 month LIBOR + 3.500%) 3.590%, 4/10/28(2)	5,751	5,745
Autokiniton US Holdings, Inc. Tranche B (6 month LIBOR + 4.500%) 5.000%, 4/6/28(2)	8,627	8,634
Clarios Global LP First Lien (1 month LIBOR + 3.250%) 3.354%, 4/30/26(2)	2,621	2,604
DexKo Global, Inc.
(3 month LIBOR + 3.750%) 4.250%, 10/4/28(2)	478	476
First Lien (3 month LIBOR + 3.750%) 4.250%, 10/4/28(2)	3,868	3,849
Driven Holdings LLC (12 month LIBOR + 3.000%) 3.517%, 11/17/28(2)	4,130	4,120
ENC Parent Corp. (3 month LIBOR + 4.250%) 5.000%, 8/21/28(2)	3,605	3,582
ILPEA Parent, Inc. (3 month LIBOR + 4.500%) 5.250%, 6/22/28(2)	3,318	3,301
PAI Holdco, Inc. Tranche B (3 month LIBOR + 4.250%) 5.000%, 10/28/27(2)	3,372	3,364
RC Buyer, Inc.
First Lien (3 month LIBOR + 3.500%) 4.250%, 7/28/28(2)	2,494	2,486
Second Lien (3 month LIBOR + 6.500%) 7.250%, 7/30/29(2)	1,250	1,247
RVR Dealership Holdings LLC (3 month LIBOR + 4.000%) 4.750%, 2/8/28(2)	4,965	4,950

See Notes to Financial Statements

Seix Floating Rate High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021
($ reported in thousands)
	Par Value	Value

Transportation - Automotive—continued
Superior Industries International, Inc. (1 month LIBOR + 4.000%) 4.104%, 5/22/24(2)	$ 7,319	$ 7,282
TI Group Automotive Systems LLC 2021, Tranche B (3 month LIBOR + 3.250%) 3.750%, 12/16/26(2)	2,196	2,189
Wheel Pros, Inc. First Lien (3 month LIBOR + 4.500%) 5.250%, 5/11/28(2)	3,852	3,842
		57,671

Transportation - Land Transportation—1.4%
Daseke Cos., Inc. (3 month LIBOR + 4.000%) 4.750%, 3/9/28(2)	7,940	7,920
Echo Global Logistics, Inc. (3 month LIBOR + 3.750%) 4.250%, 11/3/28(2)	2,730	2,716
LaserShip, Inc.
First Lien (6 month LIBOR + 4.500%) 5.250%, 5/8/28(2)	7,646	7,646
Second Lien (3 month LIBOR + 7.500%) 8.250%, 4/30/29(2)	3,135	3,149
Pilot Travel Centers LLC Tranche B (1 month LIBOR + 2.000%) 2.090%, 8/4/28(2)	6,619	6,574
Savage Enterprises LLC Tranche B (3 month LIBOR + 3.250%) 3.750%, 9/15/28(2)	5,027	5,017
		33,022

Transportation - Shipping—0.3%
Carriage Purchaser, Inc. Tranche B (1 month LIBOR + 4.250%) 5.000%, 10/2/28(2)	4,738	4,738
WWEX Uni Topco Holdings LLC
First Lien (3 month LIBOR + 4.250%) 5.000%, 7/26/28(2)	1,920	1,924
Second Lien (6 month LIBOR + 7.000%) 7.750%, 7/26/29(2)	400	400
		7,062

Utility—2.0%
Brookfield WEC Holdings, Inc. (1 month LIBOR + 2.750%) 3.250%, 8/1/25(2)	9,565	9,484
Calpine Corp. Tranche B-10 (1 month LIBOR + 2.000%) 2.104%, 8/12/26(2)	1,564	1,543
Centuri Group, Inc. (3 month LIBOR + 2.500%) 3.000%, 8/27/28(2)	4,605	4,594
Clean Harbors, Inc. 2021 (1 month LIBOR + 2.000%) 2.104%, 10/8/28(2)	2,300	2,296
Covanta Holding Corp.
Tranche B (3 month LIBOR + 2.500%) 0.000%, 11/17/28(2)(3)	2,326	2,327
Tranche C (3 month LIBOR + 2.500%) 0.000%, 11/30/28(2)(3)	174	174
	Par Value	Value

Utility—continued
Eastern Power LLC Tranche B (3 month LIBOR + 3.750%) 4.750%, 10/2/25(2)	$ 8,248	$ 6,344
Generation Bridge Acquisition LLC
Tranche B (3 month PRIME + 5.000%) 5.750%, 12/1/28(2)	2,689	2,696
Tranche C (3 month PRIME + 5.000%) 5.750%, 12/1/28(2)	56	56
Granite Generation LLC (1 month LIBOR + 3.750%) 4.750%, 11/9/26(2)	6,935	6,826
Invenergy Thermal Operating I LLC (1 month LIBOR + 3.000%) 3.104%, 8/28/25(2)	3,513	3,461
Longview Power LLC 0.000%, 7/30/25	1,525	1,525
PG&E Corp. Tranche B (3 month LIBOR + 3.000%) 3.500%, 6/23/25(2)	2,509	2,478
Talen Energy Supply LLC (1 month LIBOR + 3.750%) 3.854%, 7/8/26(2)	4,898	4,330
		48,134

Total Leveraged Loans (Identified Cost $2,256,664)		2,245,289

	Shares
Preferred Stock—0.3%
Energy—0.3%
Blackbrush Oil & Gas PIK, 0.000%(6)(8)	14,242	6,165
Total Preferred Stock (Identified Cost $4,137)		6,165

Common Stocks—0.6%
Communication Services—0.0%
Desg Holdings, Inc.(6)	475,758	—
Consumer Discretionary—0.0%
Belk, Inc.(6)	1,562	30
Earnout Trust Certificates(6)	2,376	29
JCPenney Propco(6)	17,816	410
Wayne Services Legacy, Inc. (6)	2,073	—
		469

Energy—0.3%
Blackbrush Oil & Gas(6)	437,150	—
FTS International, Inc. Class A(10)	186,928	4,907
Summit Midstream Partners LP(10)	108,293	2,404
Sunshine Oil & Gas, Inc.(6)	120,539	60
		7,371

Financials—0.2%
TRU Topco Units(6)	1,866	5,652
Information Technology—0.0%
Internap Holding LLC(6)	681,392	102

See Notes to Financial Statements

Seix Floating Rate High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021
($ reported in thousands)
	Shares	Value

Real Estate—0.0%
Hill Street Properties(6)	85,002	$ 432
Utilities—0.1%
Longview Intermediate Holdings LLC(6)	350,306	963
Total Common Stocks (Identified Cost $18,230)		14,989

Rights—0.0%
Utilities—0.0%
Vistra Energy Corp.(6)(10)	410,667	542
Total Rights (Identified Cost $554)		542

Warrant—0.0%
Real Estate—0.0%
Hill Street Properties(10)	144,733	—
Total Warrant (Identified Cost $1)		—

	Par Value
Convertible Bonds and Notes—0.2%
Communication Services—0.2%
Liberty Interactive LLC 4.000%, 11/15/29	$ 8,000	6,000
Total Convertible Bonds and Notes (Identified Cost $6,450)		6,000

Total Long-Term Investments—97.6% (Identified Cost $2,371,313)		2,358,059

	Shares
Short-Term Investment—8.0%
Money Market Mutual Fund—8.0%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(11)	192,455,599	192,456
Total Short-Term Investment (Identified Cost $192,456)		192,456

TOTAL INVESTMENTS—105.6% (Identified Cost $2,563,769)		$2,550,515
Other assets and liabilities, net—(5.6)%		(135,768)
NET ASSETS—100.0%		$2,414,747
Abbreviations:
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PIK	Payment-in-Kind Security
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate

Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021, these securities amounted to a value of $64,208 or 2.7% of net assets.
(2)	Variable rate security. Rate disclosed is as of December 31, 2021. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(3)	This loan will settle after December 31, 2021, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.
(4)	75% of the income received was in cash and 25% was in PIK.
(5)	Security in default; no interest payments are being received during the bankruptcy proceedings.
(6)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(7)	Security in default, interest payments are being received during the bankruptcy proceedings.
(8)	100% of the income received was in PIK.
(9)	38% of the income received was in cash and 62% was in PIK.
(10)	Non-income producing.
(11)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings (Unaudited)†
United States	92%
Luxembourg	3
France	2
Netherlands	1
Canada	1
United Kingdom	1
Total	100%
† % of total investments as of December 31, 2021.

For information regarding the abbreviations, see the Key Investment Terms starting on page 5.
See Notes to Financial Statements

Seix Floating Rate High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021
($ reported in thousands)
As of December 31, 2021, the Fund had the following unfunded loan commitments:
Borrower	Par Value	Commitment	Value	Unrealized Appreciation (Depreciation)
Arc Falcon I, Inc., (3 month LIBOR + 1.000%) 3.750%, 9/30/28	$ 573	$ 570	$ 571	$ 1
CP Iris Holdco I, Inc., (3 month LIBOR + 2.750%) 0.000%, 10/02/28(1)	586	586	584	(2)
Dexko Global, Inc., (3 month LIBOR + 3.750%) 3.750%, 10/04/28	259	259	258	(1)
ENC Parent Corp., (1 month LIBOR + 3.250%) 4.250%, 8/21/28	321	319	319	— (2)
ImageFirst Holdings LLC, (3 month LIBOR + 4.500%) 4.500%, 4/27/28	92	91	91	— (2)
LendingTree, Inc., (3 month LIBOR + 3.000%) 4.000%, 9/15/28	1,500	1,486	1,497	11
Mariner Wealth Advisors LLC, (3 month LIBOR + 3.250%) 3.250%, 8/18/28	219	217	218	1
Medical Solutions Holdings, Inc., (4 month LIBOR + 2.500%) 3.500%, 11/01/28	503	500	502	2
National Mentor Holdings, Inc., (3 month LIBOR + 3.750%) 3.750%, 3/02/28	198	198	196	(2)
Refficiency Holdings LLC, (4 month LIBOR + 2.750%) 3.250%, 12/16/27	774	776	773	(3)
SCP Eye Care Services LLC, (3 month LIBOR + 4.500%) 4.500%, 3/16/28	479	479	479	— (2)
Sovos Compliance LLC, (3 month LIBOR + 3.500%) 4.500%, 8/11/28	369	369	370	1
Trident TPI Holdings, Inc., (3 month LIBOR + 3.000%) 4.000%, 9/15/28	173	173	173	— (2)
U.S. Silica Co., (1 month LIBOR + 3.000%) 4.000%, 5/01/23	2,250	2,193	2,125	(68)
Total	$8,296	$8,216	$8,156	$ (60)

(1)	This loan will settle after December 31, 2021, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.
(2)	Amount is less than $500.
The following table summarizes the market value of the Fund’s investments as of December 31, 2021, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Securities:
Corporate Bonds and Notes	$ 85,074	$ —	$ 85,074	$ —
Leveraged Loans	2,245,289	—	2,240,196	5,093 (1)
Convertible Bonds and Notes	6,000	—	6,000	—
Equity Securities:
Rights	542	—	—	542
Common Stocks	14,989	7,311	—	7,678 (1)
Warrant	—	—	—	—
Preferred Stock	6,165	—	—	6,165
Money Market Mutual Fund	192,456	192,456	—	—
Total Investments	$2,550,515	$199,767	$2,331,270	$19,478

(1)	Includes internally fair valued securities currently priced at zero ($0).
Securities held by the Fund with an end of period value of $6,938 were transferred from Level 3 to Level 2 due to an increase in trading activities at period end.
Securities held by the Fund with an end of period value of $5,635 were transferred from Level 2 to Level 3 due to a decrease in trading activities at period end.
Some of the Fund’s investments that were categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
See Notes to Financial Statements

Seix Floating Rate High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021
($ reported in thousands)
The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.
	Total	Corporate Bonds and Notes	Leveraged Loans	Common Stocks	Preferred Stocks	Rights
Investments in Securities
Balance as of December 31, 2020:	$ 27,579	$ 3,992(a)	$ 11,962 (a)	$ 9,502(a)	$ 2,123 (a)	$ —
Accrued discount/(premium)	40	5	35	—	—	—
Realized gain (loss)	(51,030)	13	139	(51,124)	(58)	—
Change in unrealized appreciation (depreciation)(b)	55,185	426	273	50,386	4,100	—
Purchases	8,505	—	203	8,302	— (e)	—
Sales (c)	(19,498)	(4,436)	(5,674)	(9,388)	—	—
Transfers into Level 3(d)	5,635	—	5,093	—	—	542
Transfers from Level 3(d)	(6,938)	—	(6,938) (f)	—	—	—
Balance as of December 31, 2021	$ 19,478	$ —	$ 5,093(a)	$ 7,678(a)	$ 6,165	$ 542
(a) Includes internally fair valued security currently priced at zero ($0).
(b) The change in unrealized appreciation (depreciation) on investments still held at December 31, 2021, was $49,613.
(c) Includes paydowns on securities.
(d) Transfers into and/or from represent the ending value as of December 31, 2021, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.
(e) Amount is less than $500.
(f) Includes unfunded security.
The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at December 31, 2021:
Investments in Securities – Assets	Ending Balance at December 31, 2021	Valuation Technique Used	Unobservable Inputs	Input Values
Preferred Stock:
Blackbrush Oil & Gas	$6,165	Market and Company Comparables	EV Multiples	4.73x (2.95x - 6.34x)
			Illiquidity Discount	15%
Common Stocks:
Blackbrush Oil & Gas	$ —	Market and Company Comparables	EV Multiples	4.73x (2.95x - 6.34x)
			Illiquidity Discount	15%

TRU Topco	$5,652	Market and Company Comparables	EV Multiples	7.06x (3.32x - 13.15x)
				8.58x (5.39x - 13.76x)
			Precedent Transaction Multiples	9.50x (7.56x - 12.27x)
			Illiquidity Discount	20%
See Notes to Financial Statements

Seix High Grade Municipal Bond Fund
SCHEDULE OF INVESTMENTS December 31, 2021
($ reported in thousands)
	Par Value	Value
Municipal Bonds(1)—97.4%
Alabama—4.1%
Jefferson County,
Sales Tax Revenue 5.000%, 9/15/33	$ 1,000	$ 1,202
Sales Tax Revenue 5.000%, 9/15/35	1,000	1,202
		2,404

Arizona—1.6%
Salt River Project Agricultural Improvement & Power District Revenue 5.000%, 1/1/28	750	934
California—14.5%
California Infrastructure & Economic Development Bank Revenue 5.000%, 10/1/48	2,000	2,473
California State Public Works Board 5.000%, 8/1/35	1,000	1,310
California, State of, General Obligation 5.000%, 12/1/28	1,600	2,044
San Diego County Regional Transportation Commission Revenue 5.000%, 4/1/41	300	393
San Diego Redevelopment Agency Successor Agency
Sales Tax Revenue 5.000%, 9/1/28	500	577
Sales Tax Revenue 5.000%, 9/1/29	405	467
San Mateo Foster, City of, Public Financing Authority Revenue
4.000%, 5/1/45	500	583
4.000%, 5/1/48	500	581
		8,428

Colorado—6.1%
E-470 Public Highway Authority
Toll Highway Revenue 5.000%, 9/1/35	800	1,031
Toll Highway Revenue 5.000%, 9/1/36	1,000	1,286
Regional Transportation District, Sales Tax Revenue 5.000%, 1/15/28	1,000	1,218
		3,535

Connecticut—5.4%
Connecticut, State of,
Sales Tax Revenue 5.000%, 10/1/27	985	1,216
Sales Tax Revenue 5.000%, 5/1/37	1,500	1,924
		3,140

District of Columbia—2.1%
District of Columbia, General Obligation 5.000%, 6/1/31	1,000	1,203
	Par Value	Value

Florida—2.1%
Collier County, Water-Sewer District Revenue 5.000%, 7/1/33	$ 1,000	$ 1,190
Georgia—2.4%
Private Colleges & Universities Authority 4.000%, 4/1/44	1,200	1,405
Idaho—1.6%
Idaho Housing & Finance Association
4.000%, 7/15/38	250	301
4.000%, 7/15/39	500	599
		900

Illinois—4.1%
Chicago O’Hare International Airport Revenue, Senior Lien 4.000%, 1/1/35	1,000	1,186
Illinois Finance Authority Revenue 5.000%, 7/1/28	1,000	1,206
		2,392

Maryland—8.1%
Maryland, State of, General Obligation 5.000%, 3/15/31	1,500	1,868
Washington Suburban Sanitary Commission Revenue (CNTY GTD Insured) 5.000%, 6/15/30	2,320	2,833
		4,701

Massachusetts—1.3%
Massachusetts Water Resources Authority Sales Tax Revenue 5.000%, 8/1/41	550	727
Minnesota—2.0%
Minnesota, State of, General Obligation, Series 2015-A 5.000%, 8/1/29	1,000	1,159
Mississippi—1.0%
Mississippi, State of, General Obligation 4.000%, 10/1/37	500	592
New York—2.9%
New York City Transitional Finance Authority Future Tax Secured, Sales Tax Revenue 5.000%, 2/1/28	1,000	1,094
New York Liberty Development Corp. 4.000%, 2/15/43	500	584
		1,678

Oregon—2.0%
Portland, Port of, Airport Revenue 5.000%, 7/1/47	1,000	1,184
Tennessee—4.3%
Chattanooga Health Educational & Housing Facility Board 5.000%, 8/1/30	1,010	1,285
See Notes to Financial Statements

Seix High Grade Municipal Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021
($ reported in thousands)
	Par Value	Value

Tennessee—continued
Tennessee, State of, General Obligation 5.000%, 9/1/30	$ 1,000	$ 1,232
		2,517

Texas—14.3%
Fort Worth, City of, Water & Sewer System Revenue 5.000%, 2/15/30	1,000	1,241
North Texas Municipal Water District Water System Revenue 5.000%, 9/1/32	750	941
Texas Water Development Board Implementation Revenue 5.000%, 10/15/31	5,000	6,148
		8,330

Washington—14.4%
Energy Northwest Revenue
5.000%, 7/1/33	2,000	2,434
5.000%, 7/1/34	2,000	2,288
Washington Health Care Facilities Authority 5.000%, 8/1/44	940	1,154
Washington, State of, General Obligation 5.000%, 8/1/29	2,000	2,456
		8,332

Wisconsin—3.1%
City of Milwaukee General Obligation 5.000%, 4/1/27	1,505	1,822
Total Municipal Bonds (Identified Cost $54,087)		56,573

Total Long-Term Investments—97.4% (Identified Cost $54,087)		56,573

	Shares	Value
Short-Term Investment—3.7%
Money Market Mutual Fund—3.7%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(2)	2,155,195	$ 2,155
Total Short-Term Investment (Identified Cost $2,155)		2,155

TOTAL INVESTMENTS—101.1% (Identified Cost $56,242)		$58,728
Other assets and liabilities, net—(1.1)%		(659)
NET ASSETS—100.0%		$58,069

Abbreviation:
CNTY GTD	County Guarantee Program

Footnote Legend:
(1)	At December 31, 2021, 4.8% of the securities in the portfolio are backed by insurance of financial institutions and financial guaranty assurance agencies.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

The following table summarizes the market value of the Fund’s investments as of December 31, 2021, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Debt Securities:
Municipal Bonds	$56,573	$ —	$56,573
Money Market Mutual Fund	2,155	2,155	—
Total Investments	$58,728	$2,155	$56,573
There were no securities valued using significant unobservable inputs (Level 3) at December 31, 2021.
There were no transfers into or out of Level 3 related to securities held at December 31, 2021.
For information regarding the abbreviations, see the Key Investment Terms starting on page 5.
See Notes to Financial Statements

Seix High Income Fund
SCHEDULE OF INVESTMENTS December 31, 2021
($ reported in thousands)
	Par Value	Value
Corporate Bonds and Notes—92.0%
Communication Services—11.1%
Allen Media LLC 144A 10.500%, 2/15/28(1)	$ 332	$ 346
Altice France S.A. 144A 8.125%, 2/1/27(1)	820	876
ANGI Group LLC 144A 3.875%, 8/15/28(1)	1,105	1,080
Audacy Capital Corp. 144A 6.500%, 5/1/27(1)	560	554
Cablevision Lightpath LLC 144A 5.625%, 9/15/28(1)	1,095	1,080
Consolidated Communications, Inc. 144A 6.500%, 10/1/28(1)	1,040	1,102
Diamond Sports Group LLC 144A 5.375%, 8/15/26(1)	2,015	1,008
Directv Financing LLC 144A 5.875%, 8/15/27(1)	761	779
DISH DBS Corp.
7.750%, 7/1/26	1,470	1,551
7.375%, 7/1/28	516	522
144A 5.250%, 12/1/26(1)	500	508
Frontier Communications Holdings LLC
144A 5.000%, 5/1/28(1)	1,060	1,092
144A 6.750%, 5/1/29(1)	595	619
Gray Television, Inc. 144A 4.750%, 10/15/30(1)	1,410	1,401
Live Nation Entertainment, Inc.
144A 5.625%, 3/15/26(1)	1,405	1,451
144A 4.750%, 10/15/27(1)	190	195
Lumen Technologies, Inc. 144A 5.375%, 6/15/29(1)	1,125	1,125
Northwest Fiber LLC 144A 4.750%, 4/30/27(1)	549	544
Playtika Holding Corp. 144A 4.250%, 3/15/29(1)	546	535
Scripps Escrow II, Inc. 144A 5.375%, 1/15/31(1)	560	569
Sinclair Television Group, Inc. 144A 5.125%, 2/15/27(1)	1,135	1,101
Skillz, Inc. 144A 10.250%, 12/15/26(1)	465	461
Spanish Broadcasting System, Inc. 144A 9.750%, 3/1/26(1)	700	720
TEGNA, Inc. 5.000%, 9/15/29	535	547
Terrier Media Buyer, Inc. 144A 8.875%, 12/15/27(1)	1,015	1,097
Uniti Group LP
144A 4.750%, 4/15/28(1)	580	575
144A 6.500%, 2/15/29(1)	1,150	1,146
144A 6.000%, 1/15/30(1)	557	536
		23,120

Consumer Discretionary—21.3%
Adtalem Global Education, Inc. 144A 5.500%, 3/1/28(1)	1,714	1,675
Asbury Automotive Group, Inc.
144A 4.625%, 11/15/29(1)	100	102
144A 5.000%, 2/15/32(1)	100	104
Ashton Woods USA LLC 144A 4.625%, 4/1/30(1)	1,110	1,091
	Par Value	Value

Consumer Discretionary—continued
At Home Group, Inc. 144A 4.875%, 7/15/28(1)	$ 370	$ 364
Bath & Body Works, Inc.
6.950%, 3/1/33	480	562
6.750%, 7/1/36	560	692
Bed Bath & Beyond, Inc. 5.165%, 8/1/44	940	781
Bloomin’ Brands, Inc. 144A 5.125%, 4/15/29(1)	1,085	1,102
Carnival Corp. 144A 9.875%, 8/1/27(1)	1,855	2,120
Carvana Co.
144A 5.625%, 10/1/25(1)	1,120	1,120
144A 5.500%, 4/15/27(1)	900	891
Cedar Fair LP 5.250%, 7/15/29	965	989
FirstCash, Inc.
144A 4.625%, 9/1/28(1)	509	509
144A 5.625%, 1/1/30(1)	406	414
Foot Locker, Inc. 144A 4.000%, 10/1/29(1)(2)	500	501
Golden Nugget, Inc. 144A 6.750%, 10/15/24(1)	1,135	1,135
Guitar Center, Inc. 144A 8.500%, 1/15/26(1)(2)	625	671
Hilton Grand Vacations Borrower Escrow LLC 144A 5.000%, 6/1/29(1)	660	676
Installed Building Products, Inc. 144A 5.750%, 2/1/28(1)	1,515	1,576
Kontoor Brands, Inc. 144A 4.125%, 11/15/29(1)	400	400
Legends Hospitality Holding Co. LLC 144A 5.000%, 2/1/26(1)	1,096	1,101
LGI Homes, Inc. 144A 4.000%, 7/15/29(1)	413	411
Liberty Interactive LLC 8.250%, 2/1/30	1,970	2,157
Macy’s Retail Holdings LLC 5.125%, 1/15/42	190	181
Marriott Ownership Resorts, Inc.
4.750%, 1/15/28	1,975	2,005
144A 4.500%, 6/15/29(1)	445	448
Michaels Cos., Inc. (The) 144A 7.875%, 5/1/29(1)	515	507
New Home Co., Inc. (The) 144A 7.250%, 10/15/25(1)	1,520	1,550
Nordstrom, Inc. 5.000%, 1/15/44(2)	327	305
Patrick Industries, Inc.
144A 7.500%, 10/15/27(1)	510	543
144A 4.750%, 5/1/29(1)	615	612
Penn National Gaming, Inc. 144A 4.125%, 7/1/29(1)	525	509
Prime Security Services Borrower LLC 144A 5.750%, 4/15/26(1)	1,627	1,747
QVC, Inc. 5.450%, 8/15/34	2,180	2,158
Rent-A-Center, Inc. 144A 6.375%, 2/15/29(1)	1,665	1,736
RHP Hotel Properties LP 4.750%, 10/15/27	950	969
See Notes to Financial Statements

Seix High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021
($ reported in thousands)
	Par Value	Value

Consumer Discretionary—continued
Royal Caribbean Cruises Ltd.
144A 10.875%, 6/1/23(1)	$ 960	$ 1,049
144A 5.500%, 8/31/26(1)	501	509
SeaWorld Parks & Entertainment, Inc. 144A 5.250%, 8/15/29(1)	530	540
Shea Homes LP
144A 4.750%, 2/15/28(1)	1,140	1,166
144A 4.750%, 4/1/29(1)	1,075	1,095
Signal Parent, Inc. 144A 6.125%, 4/1/29(1)	1,715	1,522
Sonic Automotive, Inc.
144A 4.625%, 11/15/29(1)	531	536
144A 4.875%, 11/15/31(1)	526	531
Station Casinos LLC 144A 4.625%, 12/1/31(1)	100	101
Thor Industries, Inc. 144A 4.000%, 10/15/29(1)	245	242
Travel + Leisure Co.
144A 6.625%, 7/31/26(1)	600	665
144A 4.625%, 3/1/30(1)	555	558
Victoria’s Secret & Co. 144A 4.625%, 7/15/29(1)	831	850
VOC Escrow Ltd. 144A 5.000%, 2/15/28(1)	540	535
		44,313

Consumer Staples—2.5%
Performance Food Group, Inc. 144A 4.250%, 8/1/29(1)	540	536
Simmons Foods, Inc. 144A 4.625%, 3/1/29(1)	850	837
Triton Water Holdings, Inc. 144A 6.250%, 4/1/29(1)	200	192
Turning Point Brands, Inc. 144A 5.625%, 2/15/26(1)	1,170	1,173
Vector Group Ltd.
144A 10.500%, 11/1/26(1)	1,195	1,238
144A 5.750%, 2/1/29(1)	1,162	1,131
		5,107

Energy—18.0%
Antero Midstream Partners LP 144A 7.875%, 5/15/26(1)	438	483
Antero Resources Corp.
144A 8.375%, 7/15/26(1)	327	372
144A 7.625%, 2/1/29(1)	823	913
Ascent Resources Utica Holdings LLC
144A 7.000%, 11/1/26(1)	755	765
144A 8.250%, 12/31/28(1)	1,255	1,308
California Resources Corp. 144A 7.125%, 2/1/26(1)	1,420	1,475
Callon Petroleum Co.
6.375%, 7/1/26	555	527
144A 9.000%, 4/1/25(1)	205	221
144A 8.000%, 8/1/28(1)(2)	475	480
ChampionX Corp. 6.375%, 5/1/26	363	377
Chesapeake Energy Corp. 144A 5.500%, 2/1/26(1)	1,465	1,542
	Par Value	Value

Energy—continued
Civitas Resources, Inc. 144A 5.000%, 10/15/26(1)	$ 454	$ 458
Comstock Resources, Inc.
144A 7.500%, 5/15/25(1)	560	577
144A 5.875%, 1/15/30(1)	131	134
CrownRock LP
144A 5.625%, 10/15/25(1)	550	562
144A 5.000%, 5/1/29(1)	538	558
Delek Logistics Partners LP 144A 7.125%, 6/1/28(1)	175	182
Ensign Drilling, Inc. 144A 9.250%, 4/15/24(1)(2)	995	958
EQM Midstream Partners LP 6.500%, 7/15/48	445	541
EQT Corp. 7.500%, 2/1/30	778	1,000
Harbour Energy plc 144A 5.500%, 10/15/26(1)	725	720
Hilcorp Energy I LP
144A 6.250%, 11/1/28(1)	1,455	1,530
144A 6.000%, 2/1/31(1)	906	935
Laredo Petroleum, Inc. 144A 7.750%, 7/31/29(1)(2)	210	205
Magnolia Oil & Gas Operating LLC 144A 6.000%, 8/1/26(1)	2,130	2,183
Nabors Industries, Inc.
5.750%, 2/1/25	230	213
144A 9.000%, 2/1/25(1)	1,031	1,062
144A 7.375%, 5/15/27(1)	310	321
New Fortress Energy, Inc.
144A 6.750%, 9/15/25(1)	2,255	2,278
144A 6.500%, 9/30/26(1)	1,085	1,077
Occidental Petroleum Corp.
5.875%, 9/1/25	595	656
7.500%, 5/1/31	190	250
7.875%, 9/15/31	185	247
6.450%, 9/15/36	1,463	1,865
6.600%, 3/15/46	470	610
Oceaneering International, Inc. 6.000%, 2/1/28	640	628
Patterson-UTI Energy, Inc. 5.150%, 11/15/29	470	477
PDC Energy, Inc. 5.750%, 5/15/26	540	558
Petroleos Mexicanos 144A 6.700%, 2/16/32(1)	689	696
Precision Drilling Corp. 144A 6.875%, 1/15/29(1)	340	347
Range Resources Corp. 8.250%, 1/15/29	165	184
Rockies Express Pipeline LLC
144A 4.950%, 7/15/29(1)	1,050	1,118
144A 7.500%, 7/15/38(1)	665	751
SM Energy Co.
6.625%, 1/15/27	390	402
6.500%, 7/15/28	581	601
Southwestern Energy Co. 4.750%, 2/1/32	447	471
Tallgrass Energy Partners LP 144A 7.500%, 10/1/25(1)	825	893
Talos Production, Inc. 12.000%, 1/15/26	398	417

See Notes to Financial Statements

Seix High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021
($ reported in thousands)
	Par Value	Value

Energy—continued
Transocean Phoenix 2 Ltd. 144A 7.750%, 10/15/24(1)	$ 428	$ 432
Transocean Proteus Ltd. 144A 6.250%, 12/1/24(1)	705	694
Weatherford International Ltd. 144A 8.625%, 4/30/30(1)	645	670
Western Midstream Operating LP 6.500%, 2/1/50	475	562
		37,486

Financials—19.6%
Altice Financing S.A. 144A 5.000%, 1/15/28(1)	750	732
Altice France Holding S.A. 144A 10.500%, 5/15/27(1)	1,155	1,242
Aretec Escrow Issuer, Inc. 144A 7.500%, 4/1/29(1)	530	542
AssuredPartners, Inc. 144A 7.000%, 8/15/25(1)	1,380	1,390
Castlelake Aviation Finance DAC 144A 5.000%, 4/15/27(1)(2)	555	551
Cimpress plc 144A 7.000%, 6/15/26(1)	2,727	2,833
Compass Group Diversified Holdings LLC
144A 5.250%, 4/15/29(1)	601	630
144A 5.000%, 1/15/32(1)	105	108
Domtar Corp. 144A 6.750%, 10/1/28(1)	300	308
Enact Holdings, Inc. 144A 6.500%, 8/15/25(1)	835	912
Freedom Mortgage Corp.
144A 8.125%, 11/15/24(1)	325	329
144A 8.250%, 4/15/25(1)	176	180
144A 7.625%, 5/1/26(1)	1,595	1,629
144A 6.625%, 1/15/27(1)	340	332
Frontier Communications Holdings LLC 144A 6.000%, 1/15/30(1)	210	211
Gray Escrow II, Inc. 144A 5.375%, 11/15/31(1)	205	211
GTCR AP Finance, Inc. 144A 8.000%, 5/15/27(1)	535	555
GYP Holdings III Corp. 144A 4.625%, 5/1/29(1)	606	608
Hightower Holding LLC 144A 6.750%, 4/15/29(1)	1,059	1,085
Hilton Grand Vacations Borrower Escrow LLC 144A 4.875%, 7/1/31(1)	456	456
Holdco LLC LSF11-15 144A 6.625%, 10/15/29(1)	130	128
Icahn Enterprises LP 5.250%, 5/15/27	1,300	1,337
Iliad Holding SASU
144A 6.500%, 10/15/26(1)	515	541
144A 7.000%, 10/15/28(1)	515	542
Jefferies Finance LLC 144A 5.000%, 8/15/28(1)	440	451
LD Holdings Group LLC 144A 6.125%, 4/1/28(1)	2,810	2,648
Markel Corp. 6.000% (3)	215	236
	Par Value	Value

Financials—continued
Midcap Financial Issuer Trust
144A 6.500%, 5/1/28(1)	$ 560	$ 584
144A 5.625%, 1/15/30(1)	555	556
MPH Acquisition Holdings LLC
144A 5.500%, 9/1/28(1)	305	309
144A 5.750%, 11/1/28(1)(2)	781	743
Nationstar Mortgage Holdings, Inc. 144A 6.000%, 1/15/27(1)	1,900	1,979
New Residential Investment Corp. 144A 6.250%, 10/15/25(1)	2,420	2,431
NFP Corp. 144A 6.875%, 8/15/28(1)	1,090	1,093
Park River Holdings, Inc. 144A 6.750%, 8/1/29(1)	575	563
PennyMac Financial Services, Inc.
144A 5.375%, 10/15/25(1)	644	662
144A 4.250%, 2/15/29(1)	965	928
144A 5.750%, 9/15/31(1)	105	106
Petrobras Global Finance B.V. 5.500%, 6/10/51	415	385
PRA Group, Inc.
144A 7.375%, 9/1/25(1)	515	547
144A 5.000%, 10/1/29(1)	627	629
Ritchie Bros Holdings, Inc. 144A 4.750%, 12/15/31(1)	239	249
SCIL IV LLC 144A 5.375%, 11/1/26(1)	510	523
Summit Midstream Holdings LLC 144A 8.500%, 10/15/26(1)	485	505
Transocean Pontus Ltd. 144A 6.125%, 8/1/25(1)	502	491
United Wholesale Mortgage LLC
144A 5.500%, 11/15/25(1)	770	784
144A 5.750%, 6/15/27(1)	440	441
144A 5.500%, 4/15/29(1)	2,220	2,178
Victors Merger Corp. 144A 6.375%, 5/15/29(1)	900	846
Viking Cruises Ltd. 144A 6.250%, 5/15/25(1)	1,250	1,238
Vmed O2 UK Financing I plc 144A 4.750%, 7/15/31(1)	1,135	1,149
		40,646

Health Care—4.6%
Community Health Systems, Inc. 144A 8.000%, 3/15/26(1)	520	547
DaVita, Inc. 144A 4.625%, 6/1/30(1)	775	793
Emergent BioSolutions, Inc. 144A 3.875%, 8/15/28(1)	1,525	1,464
HealthEquity, Inc. 144A 4.500%, 10/1/29(1)	775	767
Owens & Minor, Inc. 144A 4.500%, 3/31/29(1)	895	917
Par Pharmaceutical, Inc. 144A 7.500%, 4/1/27(1)	1,464	1,496
Tenet Healthcare Corp.
6.875%, 11/15/31	516	589
144A 6.125%, 10/1/28(1)	1,445	1,526
144A 4.375%, 1/15/30(1)	365	370

See Notes to Financial Statements

Seix High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021
($ reported in thousands)
	Par Value	Value

Health Care—continued
Teva Pharmaceutical Finance Netherlands III B.V. 7.125%, 1/31/25	$ 655	$ 701
Varex Imaging Corp. 144A 7.875%, 10/15/27(1)	437	486
		9,656

Industrials—7.3%
American Airlines, Inc.
144A 11.750%, 7/15/25(1)	710	876
144A 5.500%, 4/20/26(1)	1,750	1,820
APi Escrow Corp. 144A 4.750%, 10/15/29(1)	242	247
APi Group DE, Inc. 144A 4.125%, 7/15/29(1)	602	605
BlueLinx Holdings, Inc. 144A 6.000%, 11/15/29(1)	395	393
Danaos Corp. 144A 8.500%, 3/1/28(1)	435	476
Deluxe Corp. 144A 8.000%, 6/1/29(1)	570	596
Foundation Building Materials, Inc. 144A 6.000%, 3/1/29(1)	1,037	1,019
Hertz Corp. (The)
144A 4.625%, 12/1/26(1)	430	433
144A 5.000%, 12/1/29(1)	440	440
Manitowoc Co., Inc. (The) 144A 9.000%, 4/1/26(1)	565	595
Park River Holdings, Inc. 144A 5.625%, 2/1/29(1)	1,120	1,069
Roller Bearing Co. of America, Inc. 144A 4.375%, 10/15/29(1)	255	260
Rolls-Royce plc 144A 5.750%, 10/15/27(1)	520	575
Seaspan Corp. 144A 5.500%, 8/1/29(1)	560	566
Spirit AeroSystems, Inc. 4.600%, 6/15/28(2)	205	205
Spirit Loyalty Cayman Ltd. 144A 8.000%, 9/20/25(1)	362	400
Terex Corp. 144A 5.000%, 5/15/29(1)	520	534
TMS International Corp. 144A 6.250%, 4/15/29(1)	1,070	1,065
TransDigm UK Holdings plc 6.875%, 5/15/26	1,140	1,191
US Acute Care Solutions LLC 144A 6.375%, 3/1/26(1)	1,200	1,257
Wabash National Corp. 144A 4.500%, 10/15/28(1)	560	566
		15,188

Information Technology—2.3%
Elastic N.V. 144A 4.125%, 7/15/29(1)	530	524
Fair Isaac Corp. 144A 4.000%, 6/15/28(1)	102	105
II-VI, Inc. 144A 5.000%, 12/15/29(1)	250	255
NCR Corp.
144A 5.000%, 10/1/28(1)	1,138	1,172
	Par Value	Value

Information Technology—continued
144A 5.125%, 4/15/29(1)	$ 1,135	$ 1,175
Plantronics, Inc. 144A 4.750%, 3/1/29(1)(2)	460	439
Science Applications International Corp. 144A 4.875%, 4/1/28(1)	590	605
Seagate HDD Cayman 5.750%, 12/1/34(2)	466	537
		4,812

Materials—2.0%
Allegheny Ludlum LLC 6.950%, 12/15/25	323	353
Cleveland-Cliffs, Inc. 6.250%, 10/1/40	357	386
Graham Packaging Co., Inc. 144A 7.125%, 8/15/28(1)	520	538
Schweitzer-Mauduit International, Inc. 144A 6.875%, 10/1/26(1)	1,920	2,009
Sylvamo Corp. 144A 7.000%, 9/1/29(1)	405	423
Trinseo Materials Operating SCA 144A 5.125%, 4/1/29(1)	110	112
Warrior Met Coal, Inc. 144A 7.875%, 12/1/28(1)	241	247
		4,068

Real Estate—2.5%
American Finance Trust, Inc. 144A 4.500%, 9/30/28(1)	500	504
Brookfield Property REIT, Inc.
144A 5.750%, 5/15/26(1)	1,662	1,720
144A 4.500%, 4/1/27(1)	2,065	2,026
Realogy Group LLC 144A 9.375%, 4/1/27(1)	265	286
XHR LP 144A 4.875%, 6/1/29(1)	552	562
		5,098

Utilities—0.8%
DCP Midstream Operating LP 144A 6.450%, 11/3/36(1)	150	196
Leeward Renewable Energy Operations LLC 144A 4.250%, 7/1/29(1)	450	454
PG&E Corp.
5.000%, 7/1/28	590	621
5.250%, 7/1/30	343	360
		1,631

Total Corporate Bonds and Notes (Identified Cost $188,587)		191,125

Leveraged Loans—2.7%
Aerospace—1.1%
Mileage Plus Holdings, LLC (3 month LIBOR + 5.250%) 6.250%, 6/21/27(4)	2,200	2,317

See Notes to Financial Statements

Seix High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021
($ reported in thousands)
	Par Value	Value

Energy—0.7%
BCP Raptor II LLC (3 month LIBOR + 4.750%) 4.854%, 11/3/25(4)	$ 755	$ 751
BCP Raptor LLC (3 month LIBOR + 4.250%) 5.250%, 6/24/24(4)	754	752
		1,503

Financial—0.1%
Ditech Holding Corp. Tranche B (3 month PRIME + 5.000%) 8.250%, 6/30/22(4)(5)	289	56
Information Technology—0.3%
SolarWinds Holdings, Inc. 2018 (1 month LIBOR + 2.750%) 2.854%, 2/5/24(4)	597	588
Utility—0.5%
PG&E Corp. Tranche B (3 month LIBOR + 3.000%) 3.500%, 6/23/25(4)	1,082	1,069
Total Leveraged Loans (Identified Cost $5,668)		5,533

	Shares
Preferred Stock—0.0%
Consumer Discretionary—0.0%
Qurate Retail, Inc., 8.000%	500	52
Total Preferred Stock (Identified Cost $51)		52

Common Stocks—0.0%
Energy—0.0%
SandRidge Energy, Inc.(6)	159	2
Total Common Stocks (Identified Cost $1)		2

Warrants—0.0%
Energy—0.0%
SandRidge Energy, Inc.(6)	3,898	— (7)
SandRidge Energy, Inc.(6)	1,641	— (7)
		— (7)

Total Warrants (Identified Cost $—)		— (7)

Par Value
Convertible Bonds and Notes—0.4%
Communication Services—0.4%
DISH Network Corp. 3.375%, 8/15/26	$ 585	553
	Par Value	Value
Communication Services—continued
Twitter, Inc. 144A 0.000%, 3/15/26(1)	$ 385	$ 345
		898

Total Convertible Bonds and Notes (Identified Cost $911)		898

Total Long-Term Investments—95.1% (Identified Cost $195,218)		197,610

	Shares
Short-Term Investment—3.7%
Money Market Mutual Fund—3.7%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(8)	7,750,680	7,751
Total Short-Term Investment (Identified Cost $7,751)		7,751

Securities Lending Collateral—1.9%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(8)(9)	4,026,650	4,027
Total Securities Lending Collateral (Identified Cost $4,027)		4,027

TOTAL INVESTMENTS—100.7% (Identified Cost $206,996)		$209,388
Other assets and liabilities, net—(0.7)%		(1,503)
NET ASSETS—100.0%		$207,885

Abbreviations:
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
REIT	Real Estate Investment Trust

Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021, these securities amounted to a value of $160,564 or 77.2% of net assets.
(2)	All or a portion of security is on loan.
(3)	No contractual maturity date.
(4)	Variable rate security. Rate disclosed is as of December 31, 2021. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(5)	Security in default; no interest payments are being received during the bankruptcy proceedings.
(6)	Non-income producing.

For information regarding the abbreviations, see the Key Investment Terms starting on page 5.
See Notes to Financial Statements

Seix High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021
($ reported in thousands)
(7)	Amount is less than $500.
(8)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(9)	Represents security purchased with cash collateral received for securities on loan.

Country Weightings (Unaudited)†
United States	88%
Netherlands	2
United Kingdom	2
Cayman Islands	1
Bermuda	1
Panama	1
Luxembourg	1
Other	4
Total	100%
† % of total investments as of December 31, 2021.
The following table summarizes the market value of the Fund’s investments as of December 31, 2021, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Debt Securities:
Corporate Bonds and Notes	$191,125	$ —	$191,125
Leveraged Loans	5,533	—	5,533
Convertible Bonds and Notes	898	—	898
Equity Securities:
Common Stocks	2	2	—
Warrants	— (1)	— (1)	—
Preferred Stock	52	52	—
Securities Lending Collateral	4,027	4,027	—
Money Market Mutual Fund	7,751	7,751	—
Total Investments	$209,388	$11,832	$197,556

(1)	Amount is less than $500.
There were no securities valued using significant unobservable inputs (Level 3) at December 31, 2021.
There were no transfers into or out of Level 3 related to securities held at December 31, 2021.
See Notes to Financial Statements

Seix High Yield Fund
SCHEDULE OF INVESTMENTS December 31, 2021
($ reported in thousands)
	Par Value	Value
Corporate Bonds and Notes—89.8%
Communication Services—14.7%
Altice France S.A. 144A 8.125%, 2/1/27(1)	$ 1,535	$ 1,641
ANGI Group LLC 144A 3.875%, 8/15/28(1)	3,220	3,148
Audacy Capital Corp. 144A 6.500%, 5/1/27(1)	1,090	1,078
Cable One, Inc. 144A 4.000%, 11/15/30(1)	3,051	2,990
Cablevision Lightpath LLC 144A 5.625%, 9/15/28(1)	2,040	2,011
Consolidated Communications, Inc. 144A 6.500%, 10/1/28(1)	2,255	2,390
Diamond Sports Group LLC 144A 5.375%, 8/15/26(1)	2,307	1,153
Directv Financing LLC 144A 5.875%, 8/15/27(1)	1,683	1,723
DISH DBS Corp.
5.875%, 11/15/24	2,584	2,654
7.750%, 7/1/26	2,926	3,087
7.375%, 7/1/28	1,025	1,038
144A 5.250%, 12/1/26(1)	1,100	1,117
Frontier Communications Holdings LLC 144A 5.000%, 5/1/28(1)	2,185	2,251
Gray Television, Inc. 144A 4.750%, 10/15/30(1)	4,583	4,554
iHeartCommunications, Inc. 144A 5.250%, 8/15/27(1)	2,153	2,239
LCPR Senior Secured Financing DAC 144A 6.750%, 10/15/27(1)	2,633	2,765
Live Nation Entertainment, Inc.
144A 5.625%, 3/15/26(1)	2,755	2,845
144A 4.750%, 10/15/27(1)	425	437
144A 3.750%, 1/15/28(1)	1,090	1,082
Lumen Technologies, Inc.
6.750%, 12/1/23	1,850	1,998
144A 5.375%, 6/15/29(1)	2,238	2,238
Nexstar Media, Inc. 144A 4.750%, 11/1/28(1)	3,899	3,972
Northwest Fiber LLC 144A 4.750%, 4/30/27(1)	1,220	1,208
Playtika Holding Corp. 144A 4.250%, 3/15/29(1)	4,840	4,743
Sinclair Television Group, Inc.
144A 5.125%, 2/15/27(1)	2,180	2,115
144A 4.125%, 12/1/30(1)	2,315	2,193
Skillz, Inc. 144A 10.250%, 12/15/26(1)	1,030	1,020
Spanish Broadcasting System, Inc. 144A 9.750%, 3/1/26(1)	830	854
TEGNA, Inc.
4.625%, 3/15/28	3,575	3,614
5.000%, 9/15/29	435	445
Uniti Group LP 144A 4.750%, 4/15/28(1)	1,950	1,934
Univision Communications, Inc. 144A 9.500%, 5/1/25(1)	1,985	2,121
		68,658

	Par Value	Value

Consumer Discretionary—17.8%
Adtalem Global Education, Inc. 144A 5.500%, 3/1/28(1)	$ 5,141	$ 5,025
Asbury Automotive Group, Inc.
144A 4.625%, 11/15/29(1)	220	224
144A 5.000%, 2/15/32(1)	220	228
Ashton Woods USA LLC 144A 4.625%, 4/1/30(1)	2,469	2,426
At Home Group, Inc. 144A 4.875%, 7/15/28(1)	827	815
Bath & Body Works, Inc.
6.950%, 3/1/33	963	1,127
6.750%, 7/1/36	705	871
Bed Bath & Beyond, Inc. 5.165%, 8/1/44	2,075	1,724
Bloomin’ Brands, Inc. 144A 5.125%, 4/15/29(1)	2,165	2,199
Caesars Entertainment, Inc. 144A 6.250%, 7/1/25(1)	1,025	1,076
Carnival Corp. 144A 9.875%, 8/1/27(1)	4,247	4,853
Crocs, Inc. 144A 4.250%, 3/15/29(1)	2,345	2,316
FirstCash, Inc.
144A 4.625%, 9/1/28(1)	1,177	1,176
144A 5.625%, 1/1/30(1)	894	911
Foot Locker, Inc. 144A 4.000%, 10/1/29(1)(2)	1,110	1,112
Hilton Grand Vacations Borrower Escrow LLC 144A 5.000%, 6/1/29(1)	1,349	1,383
Installed Building Products, Inc. 144A 5.750%, 2/1/28(1)	2,525	2,626
Kontoor Brands, Inc. 144A 4.125%, 11/15/29(1)	881	881
Legends Hospitality Holding Co. LLC 144A 5.000%, 2/1/26(1)	1,952	1,962
LGI Homes, Inc. 144A 4.000%, 7/15/29(1)	918	914
Liberty Interactive LLC 8.250%, 2/1/30	3,570	3,909
Macy’s Retail Holdings LLC 5.125%, 1/15/42	421	402
Marriott Ownership Resorts, Inc.
4.750%, 1/15/28	4,366	4,431
144A 4.500%, 6/15/29(1)	920	926
MGM Resorts International 7.750%, 3/15/22	355	359
New Home Co., Inc. (The) 144A 7.250%, 10/15/25(1)	2,778	2,834
Nordstrom, Inc. 5.000%, 1/15/44	720	671
Patrick Industries, Inc.
144A 7.500%, 10/15/27(1)	1,045	1,113
144A 4.750%, 5/1/29(1)	1,354	1,347
Penn National Gaming, Inc. 144A 4.125%, 7/1/29(1)	1,118	1,084
Prime Security Services Borrower LLC 144A 5.750%, 4/15/26(1)	1,765	1,895
QVC, Inc. 5.450%, 8/15/34	4,824	4,776
Rent-A-Center, Inc. 144A 6.375%, 2/15/29(1)	2,956	3,082
See Notes to Financial Statements

Seix High Yield Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021
($ reported in thousands)
	Par Value	Value

Consumer Discretionary—continued
RHP Hotel Properties LP 4.750%, 10/15/27	$ 1,737	$ 1,772
Royal Caribbean Cruises Ltd.
144A 10.875%, 6/1/23(1)	1,520	1,661
144A 5.500%, 8/31/26(1)	1,115	1,134
Shea Homes LP
144A 4.750%, 2/15/28(1)	2,039	2,085
144A 4.750%, 4/1/29(1)	1,635	1,666
Sonic Automotive, Inc.
144A 4.625%, 11/15/29(1)	1,162	1,173
144A 4.875%, 11/15/31(1)	1,142	1,153
Station Casinos LLC 144A 4.625%, 12/1/31(1)	225	227
Tempur Sealy International, Inc. 144A 3.875%, 10/15/31(1)	442	443
Thor Industries, Inc. 144A 4.000%, 10/15/29(1)	549	543
Travel + Leisure Co.
144A 6.625%, 7/31/26(1)	1,236	1,370
144A 4.625%, 3/1/30(1)	1,008	1,013
TRI Pointe Group, Inc. 5.875%, 6/15/24	1,030	1,121
Victoria’s Secret & Co. 144A 4.625%, 7/15/29(1)	1,770	1,810
VOC Escrow Ltd. 144A 5.000%, 2/15/28(1)	1,200	1,188
Winnebago Industries, Inc. 144A 6.250%, 7/15/28(1)	1,795	1,922
Wolverine World Wide, Inc. 144A 4.000%, 8/15/29(1)	2,540	2,470
		83,429

Consumer Staples—2.2%
Performance Food Group, Inc. 144A 4.250%, 8/1/29(1)	1,200	1,190
Simmons Foods, Inc. 144A 4.625%, 3/1/29(1)	1,605	1,581
Turning Point Brands, Inc. 144A 5.625%, 2/15/26(1)	2,610	2,617
Vector Group Ltd. 144A 5.750%, 2/1/29(1)	4,881	4,749
		10,137

Energy—15.7%
Antero Midstream Partners LP 144A 7.875%, 5/15/26(1)	840	926
Antero Resources Corp.
144A 8.375%, 7/15/26(1)	777	885
144A 7.625%, 2/1/29(1)	1,678	1,863
Ascent Resources Utica Holdings LLC 144A 7.000%, 11/1/26(1)	4,611	4,674
California Resources Corp. 144A 7.125%, 2/1/26(1)	1,665	1,730
ChampionX Corp. 6.375%, 5/1/26	390	406
Chesapeake Energy Corp. 144A 5.500%, 2/1/26(1)	4,615	4,857
Civitas Resources, Inc. 144A 5.000%, 10/15/26(1)	999	1,009
	Par Value	Value

Energy—continued
Comstock Resources, Inc.
144A 7.500%, 5/15/25(1)	$ 935	$ 964
144A 5.875%, 1/15/30(1)	262	269
CrownRock LP
144A 5.625%, 10/15/25(1)	1,058	1,082
144A 5.000%, 5/1/29(1)	1,032	1,071
Delek Logistics Partners LP 144A 7.125%, 6/1/28(1)	340	354
EQM Midstream Partners LP 6.500%, 7/15/48	850	1,033
EQT Corp. 7.500%, 2/1/30	1,695	2,178
Harbour Energy plc 144A 5.500%, 10/15/26(1)	1,610	1,598
Hilcorp Energy I LP
144A 6.250%, 11/1/28(1)	3,300	3,469
144A 6.000%, 2/1/31(1)	1,820	1,879
Laredo Petroleum, Inc. 144A 7.750%, 7/31/29(1)	470	458
Magnolia Oil & Gas Operating LLC 144A 6.000%, 8/1/26(1)	4,722	4,840
Nabors Industries, Inc.
144A 9.000%, 2/1/25(1)	2,294	2,363
144A 7.375%, 5/15/27(1)	681	705
New Fortress Energy, Inc.
144A 6.750%, 9/15/25(1)	5,046	5,096
144A 6.500%, 9/30/26(1)	2,260	2,243
Occidental Petroleum Corp.
5.875%, 9/1/25	1,320	1,455
5.500%, 12/1/25	1,160	1,287
5.550%, 3/15/26	1,330	1,481
7.500%, 5/1/31	350	460
7.875%, 9/15/31	332	443
6.450%, 9/15/36	3,993	5,091
6.600%, 3/15/46	1,030	1,336
Oceaneering International, Inc. 4.650%, 11/15/24	1,229	1,234
Patterson-UTI Energy, Inc. 5.150%, 11/15/29	915	928
PDC Energy, Inc. 5.750%, 5/15/26	1,046	1,081
Petroleos Mexicanos 144A 6.700%, 2/16/32(1)	1,245	1,257
Precision Drilling Corp. 144A 6.875%, 1/15/29(1)	674	687
Range Resources Corp. 8.250%, 1/15/29	365	407
Rockies Express Pipeline LLC
144A 4.950%, 7/15/29(1)	1,665	1,773
144A 7.500%, 7/15/38(1)	1,478	1,668
SM Energy Co.
6.625%, 1/15/27	855	881
6.500%, 7/15/28	1,285	1,330
Southwestern Energy Co. 4.750%, 2/1/32	993	1,046
Tallgrass Energy Partners LP 144A 7.500%, 10/1/25(1)	405	438
Talos Production, Inc. 12.000%, 1/15/26	665	697
Transocean Phoenix 2 Ltd. 144A 7.750%, 10/15/24(1)	577	583

See Notes to Financial Statements

Seix High Yield Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021
($ reported in thousands)
	Par Value	Value

Energy—continued
Transocean Proteus Ltd. 144A 6.250%, 12/1/24(1)	$ 658	$ 648
Welltec International ApS 144A 8.250%, 10/15/26(1)	220	228
Western Midstream Operating LP 6.500%, 2/1/50	1,070	1,265
		73,656

Financials—16.0%
Altice Financing S.A. 144A 5.000%, 1/15/28(1)	4,450	4,343
Ardagh Packaging Finance plc 144A 5.250%, 4/30/25(1)	1,530	1,580
Castlelake Aviation Finance DAC 144A 5.000%, 4/15/27(1)	1,225	1,216
Cimpress plc 144A 7.000%, 6/15/26(1)	5,130	5,329
Compass Group Diversified Holdings LLC
144A 5.250%, 4/15/29(1)	1,315	1,377
144A 5.000%, 1/15/32(1)	235	241
Domtar Corp. 144A 6.750%, 10/1/28(1)	660	677
Enact Holdings, Inc. 144A 6.500%, 8/15/25(1)	1,478	1,615
Freedom Mortgage Corp.
144A 8.125%, 11/15/24(1)	715	724
144A 8.250%, 4/15/25(1)	310	317
144A 7.625%, 5/1/26(1)	3,976	4,061
144A 6.625%, 1/15/27(1)	680	665
Gray Escrow II, Inc. 144A 5.375%, 11/15/31(1)	464	477
GYP Holdings III Corp. 144A 4.625%, 5/1/29(1)	1,329	1,332
Hilton Grand Vacations Borrower Escrow LLC 144A 4.875%, 7/1/31(1)	930	930
Icahn Enterprises LP 5.250%, 5/15/27	2,690	2,766
ILFC E-Capital Trust I (3 month LIBOR + 1.550%) 144A 3.370%, 12/21/65(1)(3)	1,390	1,147
Iliad Holding SASU
144A 6.500%, 10/15/26(1)	1,135	1,193
144A 7.000%, 10/15/28(1)	1,135	1,194
Jefferies Finance LLC 144A 5.000%, 8/15/28(1)	895	917
LCPR Senior Secured Financing DAC 144A 5.125%, 7/15/29(1)	1,035	1,040
LD Holdings Group LLC 144A 6.125%, 4/1/28(1)	5,738	5,408
Markel Corp. 6.000% (4)	1,000	1,096
MGIC Investment Corp. 5.250%, 8/15/28	2,123	2,229
Midcap Financial Issuer Trust
144A 6.500%, 5/1/28(1)	1,080	1,126
144A 5.625%, 1/15/30(1)	1,115	1,118
MPH Acquisition Holdings LLC 144A 5.500%, 9/1/28(1)	629	638
Nationstar Mortgage Holdings, Inc. 144A 6.000%, 1/15/27(1)	2,964	3,088
	Par Value	Value

Financials—continued
New Residential Investment Corp. 144A 6.250%, 10/15/25(1)	$ 5,333	$ 5,357
PennyMac Financial Services, Inc.
144A 5.375%, 10/15/25(1)	1,151	1,183
144A 4.250%, 2/15/29(1)	1,803	1,733
144A 5.750%, 9/15/31(1)	230	232
Petrobras Global Finance B.V. 5.500%, 6/10/51	820	761
PRA Group, Inc.
144A 7.375%, 9/1/25(1)	1,140	1,211
144A 5.000%, 10/1/29(1)	1,340	1,343
Ritchie Bros Holdings, Inc. 144A 4.750%, 12/15/31(1)	526	549
Rocket Mortgage LLC 144A 3.875%, 3/1/31(1)	1,120	1,137
SCIL IV LLC 144A 5.375%, 11/1/26(1)	1,140	1,170
Summit Midstream Holdings LLC 144A 8.500%, 10/15/26(1)	1,078	1,123
Toll Brothers Finance Corp. 4.350%, 2/15/28	1,010	1,106
Transocean Pontus Ltd. 144A 6.125%, 8/1/25(1)	745	728
United Wholesale Mortgage LLC
144A 5.500%, 11/15/25(1)	1,520	1,548
144A 5.750%, 6/15/27(1)	971	973
144A 5.500%, 4/15/29(1)	4,598	4,512
Vmed O2 UK Financing I plc 144A 4.750%, 7/15/31(1)	2,325	2,354
		74,864

Health Care—5.2%
Community Health Systems, Inc. 144A 8.000%, 3/15/26(1)	1,010	1,062
DaVita, Inc.
144A 4.625%, 6/1/30(1)	2,320	2,375
144A 3.750%, 2/15/31(1)	3,755	3,659
Emergent BioSolutions, Inc. 144A 3.875%, 8/15/28(1)	4,028	3,866
HealthEquity, Inc. 144A 4.500%, 10/1/29(1)	1,715	1,698
Owens & Minor, Inc. 144A 4.500%, 3/31/29(1)	1,590	1,630
Par Pharmaceutical, Inc. 144A 7.500%, 4/1/27(1)	1,801	1,840
Tenet Healthcare Corp.
144A 6.125%, 10/1/28(1)	3,235	3,417
144A 4.375%, 1/15/30(1)	810	820
144A 7.500%, 4/1/25(1)	2,075	2,184
Teva Pharmaceutical Finance Netherlands III B.V. 7.125%, 1/31/25	1,160	1,241
Varex Imaging Corp. 144A 7.875%, 10/15/27(1)	684	760
		24,552

Industrials—7.3%
American Airlines, Inc.
144A 11.750%, 7/15/25(1)	1,965	2,424
144A 5.500%, 4/20/26(1)	3,293	3,424

See Notes to Financial Statements

Seix High Yield Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021
($ reported in thousands)
	Par Value	Value

Industrials—continued
APi Escrow Corp. 144A 4.750%, 10/15/29(1)	$ 540	$ 551
APi Group DE, Inc. 144A 4.125%, 7/15/29(1)	1,225	1,231
BlueLinx Holdings, Inc. 144A 6.000%, 11/15/29(1)	880	876
Brundage-Bone Concrete Pumping Holdings, Inc. 144A 6.000%, 2/1/26(1)	1,848	1,922
Danaos Corp. 144A 8.500%, 3/1/28(1)	775	849
Delta Air Lines, Inc. 7.375%, 1/15/26	2,269	2,671
Deluxe Corp. 144A 8.000%, 6/1/29(1)	1,110	1,160
Hertz Corp. (The)
144A 4.625%, 12/1/26(1)	920	926
144A 5.000%, 12/1/29(1)	930	931
Manitowoc Co., Inc. (The) 144A 9.000%, 4/1/26(1)	1,090	1,147
Roller Bearing Co. of America, Inc. 144A 4.375%, 10/15/29(1)	535	546
Rolls-Royce plc 144A 5.750%, 10/15/27(1)	940	1,039
Seaspan Corp. 144A 5.500%, 8/1/29(1)	1,145	1,156
Spirit Loyalty Cayman Ltd. 144A 8.000%, 9/20/25(1)	594	656
Terex Corp. 144A 5.000%, 5/15/29(1)	1,080	1,110
TMS International Corp. 144A 6.250%, 4/15/29(1)	2,356	2,344
TransDigm, Inc. 5.500%, 11/15/27	825	850
Uber Technologies, Inc. 144A 8.000%, 11/1/26(1)	3,015	3,211
Univar Solutions USA, Inc. 144A 5.125%, 12/1/27(1)	1,284	1,340
US Acute Care Solutions LLC 144A 6.375%, 3/1/26(1)	2,355	2,467
Wabash National Corp. 144A 4.500%, 10/15/28(1)	1,235	1,247
		34,078

Information Technology—3.2%
Elastic N.V. 144A 4.125%, 7/15/29(1)	2,403	2,377
Fair Isaac Corp. 144A 4.000%, 6/15/28(1)	222	228
II-VI, Inc. 144A 5.000%, 12/15/29(1)	553	565
LD Holdings Group LLC 144A 6.500%, 11/1/25(1)	1,090	1,075
NCR Corp.
144A 5.000%, 10/1/28(1)	2,009	2,069
144A 5.125%, 4/15/29(1)	4,655	4,819
Open Text Corp. 144A 3.875%, 12/1/29(1)	290	294
Plantronics, Inc. 144A 4.750%, 3/1/29(1)(2)	1,020	973
	Par Value	Value

Information Technology—continued
Science Applications International Corp. 144A 4.875%, 4/1/28(1)	$ 1,504	$ 1,542
Seagate HDD Cayman 5.750%, 12/1/34(2)	1,039	1,197
		15,139

Materials—2.8%
Allegheny Ludlum LLC 6.950%, 12/15/25	633	692
Cleveland-Cliffs, Inc. 6.250%, 10/1/40(2)	794	858
HB Fuller Co. 4.250%, 10/15/28	1,105	1,138
Schweitzer-Mauduit International, Inc. 144A 6.875%, 10/1/26(1)	4,585	4,797
Sealed Air Corp. 144A 5.500%, 9/15/25(1)	1,988	2,199
Summit Materials LLC 144A 6.500%, 3/15/27(1)	660	685
Sylvamo Corp. 144A 7.000%, 9/1/29(1)	840	878
TriMas Corp. 144A 4.125%, 4/15/29(1)	1,215	1,218
Trinseo Materials Operating SCA 144A 5.125%, 4/1/29(1)	207	211
Warrior Met Coal, Inc. 144A 7.875%, 12/1/28(1)	539	552
		13,228

Real Estate—3.3%
American Finance Trust, Inc. 144A 4.500%, 9/30/28(1)	1,100	1,108
Brookfield Property REIT, Inc.
144A 5.750%, 5/15/26(1)	3,777	3,909
144A 4.500%, 4/1/27(1)	4,565	4,479
Forestar Group, Inc. 144A 3.850%, 5/15/26(1)	3,608	3,617
Howard Hughes Corp. (The) 144A 4.125%, 2/1/29(1)	827	838
Realogy Group LLC 144A 9.375%, 4/1/27(1)	529	571
XHR LP 144A 4.875%, 6/1/29(1)	1,098	1,117
		15,639

Utilities—1.6%
DCP Midstream Operating LP
5.375%, 7/15/25	3,860	4,217
144A 6.450%, 11/3/36(1)	306	401
Leeward Renewable Energy Operations LLC 144A 4.250%, 7/1/29(1)	905	914
PG&E Corp.
5.000%, 7/1/28	1,210	1,273

See Notes to Financial Statements

Seix High Yield Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021
($ reported in thousands)
	Par Value	Value

Utilities—continued
5.250%, 7/1/30	$ 703	$ 737
		7,542

Total Corporate Bonds and Notes (Identified Cost $417,125)		420,922

Leveraged Loans—3.2%
Aerospace—1.3%
American Airlines, Inc. Tranche B-1 (3 month LIBOR + 4.750%) 5.500%, 4/20/28(3)	1,100	1,138
Delta Air Lines, Inc. (3 month LIBOR + 3.750%) 4.750%, 10/20/27(3)	1,000	1,056
Mileage Plus Holdings, LLC (3 month LIBOR + 5.250%) 6.250%, 6/21/27(3)	3,789	3,991
		6,185

Energy—0.4%
BCP Raptor II LLC (3 month LIBOR + 4.750%) 4.854%, 11/3/25(3)	813	809
BCP Raptor LLC (3 month LIBOR + 4.250%) 5.250%, 6/24/24(3)	813	811
		1,620

Financial—0.0%
Ditech Holding Corp. Tranche B (3 month PRIME + 5.000%) 8.250%, 6/30/22(3)(5)	292	57
Gaming / Leisure—0.4%
Golden Nugget, Inc. First Lien (1 month LIBOR + 2.500%) 3.250%, 10/4/23(3)	1,977	1,963
Health Care—0.2%
Cano Health LLC (3 month LIBOR + 4.500%) 5.250%, 11/23/27(3)	769	768
Information Technology—0.2%
SolarWinds Holdings, Inc. 2018 (1 month LIBOR + 2.750%) 2.854%, 2/5/24(3)	982	967
Service—0.2%
Signal Parent, Inc. (1 month LIBOR + 3.500%) 4.250%, 4/3/28(3)	995	965
Utility—0.5%
PG&E Corp. Tranche B (3 month LIBOR + 3.000%) 3.500%, 6/23/25(3)	2,415	2,386
Total Leveraged Loans (Identified Cost $15,065)		14,911

	Shares	Value
Preferred Stock—0.0%
Consumer Discretionary—0.0%
Qurate Retail, Inc., 8.000%	957	$ 99
Total Preferred Stock (Identified Cost $98)		99

	Par Value
Convertible Bonds and Notes—0.5%
Communication Services—0.5%
DISH Network Corp. 3.375%, 8/15/26	$ 1,055	999
Liberty Interactive LLC 4.000%, 11/15/29	1,250	937
Twitter, Inc. 144A 0.000%, 3/15/26(1)	745	667
		2,603

Total Convertible Bonds and Notes (Identified Cost $2,689)		2,603

Total Long-Term Investments—93.5% (Identified Cost $434,977)		438,535

	Shares
Short-Term Investment—3.9%
Money Market Mutual Fund—3.9%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(6)	17,997,419	17,997
Total Short-Term Investment (Identified Cost $17,997)		17,997

Securities Lending Collateral—0.7%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(6)(7)	3,370,007	3,370
Total Securities Lending Collateral (Identified Cost $3,370)		3,370

TOTAL INVESTMENTS—98.1% (Identified Cost $456,344)		$459,902
Other assets and liabilities, net—1.9%		9,031
NET ASSETS—100.0%		$468,933

Abbreviations:
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
REIT	Real Estate Investment Trust

For information regarding the abbreviations, see the Key Investment Terms starting on page 5.
See Notes to Financial Statements

Seix High Yield Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021
($ reported in thousands)
Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021, these securities amounted to a value of $340,719 or 72.7% of net assets.
(2)	All or a portion of security is on loan.
(3)	Variable rate security. Rate disclosed is as of December 31, 2021. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(4)	No contractual maturity date.
(5)	Security in default; no interest payments are being received during the bankruptcy proceedings.
(6)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(7)	Represents security purchased with cash collateral received for securities on loan.
Country Weightings (Unaudited)†
United States	90%
Netherlands	2
Ireland	1
United Kingdom	1
Panama	1
Luxembourg	1
France	1
Other	3
Total	100%
† % of total investments as of December 31, 2021.
The following table summarizes the market value of the Fund’s investments as of December 31, 2021, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Debt Securities:
Corporate Bonds and Notes	$420,922	$ —	$420,922
Leveraged Loans	14,911	—	14,911
Convertible Bonds and Notes	2,603	—	2,603
Equity Securities:
Preferred Stock	99	99	—
Securities Lending Collateral	3,370	3,370	—
Money Market Mutual Fund	17,997	17,997	—
Total Investments	$459,902	$21,466	$438,436
There were no securities valued using significant unobservable inputs (Level 3) at December 31, 2021.
There were no transfers into or out of Level 3 related to securities held at December 31, 2021.
See Notes to Financial Statements

Seix Investment Grade Tax-Exempt Bond Fund
SCHEDULE OF INVESTMENTS December 31, 2021
($ reported in thousands)
	Par Value	Value
Municipal Bonds(1)—99.8%
Alabama—0.7%
Jefferson County, Sales Tax Revenue 5.000%, 9/15/33	$ 1,500	$ 1,803
Arizona—4.6%
Salt River Project Agricultural Improvement & Power District Revenue
5.000%, 1/1/26	500	588
5.000%, 1/1/27	5,410	6,565
5.000%, 1/1/28	1,000	1,246
5.000%, 12/1/32	3,020	3,461
		11,860

California—13.5%
California County Tobacco Securitization Agency Revenue
5.000%, 6/1/24	100	111
5.000%, 6/1/25	200	230
5.000%, 6/1/27	100	122
5.000%, 6/1/28	100	125
California State Public Works Board
5.000%, 2/1/27	3,000	3,641
5.000%, 8/1/27	4,000	4,860
5.000%, 8/1/31	3,000	3,975
5.000%, 8/1/34	2,750	3,609
5.000%, 8/1/35	1,500	1,965
California, State of,
General Obligation 5.000%, 9/1/27	1,250	1,546
General Obligation 5.000%, 4/1/37	4,000	4,387
City of Vernon CA Electric System Revenue
5.000%, 8/1/39	450	565
5.000%, 8/1/40	365	458
5.000%, 8/1/41	400	501
East Bay Municipal Utility District Water System Revenue 5.000%, 6/1/33	1,940	2,377
University of California
5.000%, 5/15/26	1,000	1,176
5.000%, 5/15/27	2,000	2,419
5.000%, 5/15/29	2,000	2,545
		34,612

Colorado—2.6%
E-470 Public Highway Authority 5.000%, 9/1/40	1,500	1,667
Pueblo County School District No. 70,
General Obligation (State AID Withholding Insured) 4.000%, 12/1/27	1,000	1,186
General Obligation (State AID Withholding Insured) 4.000%, 12/1/28	1,340	1,619
Regional Transportation District
Sales Tax Revenue 5.000%, 1/15/27	900	1,071
Sales Tax Revenue 5.000%, 7/15/27	1,025	1,235
		6,778

	Par Value	Value

Connecticut—2.7%
Connecticut State Health & Educational Facilities Authority Revenue 4.000%, 7/1/40	$ 1,000	$ 1,160
Connecticut, State of,
General Obligation 5.000%, 7/15/28	1,500	1,886
General Obligation 4.000%, 1/15/38	3,250	3,950
		6,996

District of Columbia—1.3%
District of Columbia, General Obligation 5.000%, 6/1/31	2,825	3,398
Florida—0.6%
Florida Municipal Power Agency Revenue
3.000%, 10/1/32	750	826
3.000%, 10/1/33	750	823
		1,649

Georgia—0.4%
Atlanta, City of, Department of Aviation Revenue 5.000%, 1/1/28	1,000	1,092
Hawaii—0.1%
Hawaii, State of,
General Obligation (Pre-Refunded 11/1/22 @ 100) 5.000%, 11/1/29	60	63
General Obligation (Pre-Refunded 11/1/22 @ 100) 5.000%, 11/1/29	160	166
		229

Illinois—4.3%
Chicago O’Hare International Airport Revenue,
Senior Lien 5.000%, 1/1/26	2,300	2,672
Senior Lien 5.000%, 1/1/29	1,595	2,009
Senior Lien 5.000%, 1/1/30	1,500	1,928
Senior Lien 4.000%, 1/1/35	1,000	1,186
Illinois Finance Authority Revenue 5.000%, 7/1/28	2,605	3,143
		10,938

Indiana—2.6%
Crown Point Multi School Building Corp. (State Intercept Insured) 5.000%, 1/15/28	3,475	4,287
MSD of Wash Township School Building Corp. (State Intercept Insured) 5.000%, 1/15/28	2,000	2,460
		6,747

Maryland—5.3%
Anne Arundel County, General Obligation 5.000%, 10/1/30	2,615	3,126
See Notes to Financial Statements

Seix Investment Grade Tax-Exempt Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021
($ reported in thousands)
	Par Value	Value

Maryland—continued
Maryland, State of,
General Obligation 5.000%, 3/1/27	$ 2,000	$ 2,442
General Obligation 5.000%, 3/15/31	3,500	4,359
Washington Suburban Sanitary Commission Revenue (CNTY GTD Insured) 5.000%, 6/15/30	3,000	3,663
		13,590

Massachusetts—1.1%
Massachusetts Water Resources Authority Revenue
5.000%, 8/1/38	930	1,236
5.000%, 8/1/39	1,120	1,485
		2,721

Minnesota—6.2%
Edina Independent School District No. 273, General Obligation (SD CRED PROG Insured) 5.000%, 2/1/30	4,700	5,337
Minnesota, State of,
General Obligation, Series 2015-A 5.000%, 8/1/29	4,000	4,637
General Obligation, Series 2016-A 5.000%, 8/1/29	5,000	5,974
		15,948

Mississippi—2.4%
Mississippi, State of,
General Obligation 5.000%, 10/1/36	3,000	3,761
General Obligation 4.000%, 10/1/37	2,000	2,368
		6,129

New Jersey—1.2%
New Jersey, State of, Sales Tax Revenue 5.000%, 6/1/29	1,250	1,587
New Jersey Transportation Trust Fund Authority Revenue 5.000%, 6/15/25	1,200	1,374
		2,961

New York—7.9%
Monroe County Industrial Development Corp.
5.000%, 12/1/26	700	836
5.000%, 12/1/27	1,200	1,469
5.000%, 12/1/29	725	927
5.000%, 12/1/30	500	652
New York City Transitional Finance Authority Future Tax Secured Revenue 5.000%, 2/1/30	6,400	6,423
New York City Transitional Finance Authority Future Tax Secured, Sales Tax Revenue 5.000%, 2/1/28	4,000	4,376
New York Liberty Development Corp.
3.000%, 2/15/42	1,000	1,058
4.000%, 2/15/43	1,500	1,751
	Par Value	Value

New York—continued
New York State Dormitory Authority, Sales Tax Revenue 5.000%, 3/15/28	$ 2,500	$ 2,747
		20,239

North Carolina—1.0%
County of Mecklenburg, General Obligation 5.000%, 3/1/28	2,000	2,512
North Dakota—1.3%
North Dakota Public Finance Authority Revenue 5.000%, 10/1/28	3,000	3,366
Ohio—5.4%
Ohio, State of,
4.000%, 1/15/39	2,150	2,460
General Obligation 5.000%, 2/1/29	1,000	1,281
General Obligation 5.000%, 3/1/29	800	1,027
General Obligation 5.000%, 6/15/32	7,735	9,070
		13,838

Oklahoma—0.4%
Oklahoma Water Resources Board 5.000%, 4/1/28	850	1,065
Oregon—2.3%
Hillsboro School District No. 1J, General Obligation (SCH BD GTY Insured) 5.000%, 6/15/31	1,000	1,223
Oregon Health & Science University 5.000%, 7/1/46	2,000	2,563
Portland, Port of, Airport Revenue
5.000%, 7/1/26	750	885
5.000%, 7/1/30	1,000	1,185
		5,856

Pennsylvania—2.5%
Lancaster County Hospital Authority Revenue 5.000%, 11/1/37	580	727
Lancaster County Hospital Authority Revenue 5.000%, 11/1/40	1,100	1,372
Pennsylvania Higher Educational Facilities Authority
5.000%, 8/15/28	650	793
5.000%, 8/15/29	600	746
4.000%, 8/15/36	1,250	1,480
4.000%, 8/15/40	1,180	1,385
		6,503

Tennessee—1.4%
Tennessee, State of, General Obligation 5.000%, 9/1/30	3,005	3,703
Texas—14.2%
Austin, City of, General Obligation 5.000%, 9/1/28	1,150	1,459

See Notes to Financial Statements

Seix Investment Grade Tax-Exempt Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021
($ reported in thousands)
	Par Value	Value

Texas—continued
Brazosport Independent School District
General Obligation (PSF-GTD Insured) 5.000%, 2/15/27	$ 1,400	$ 1,699
General Obligation (PSF-GTD Insured) 5.000%, 2/15/28	1,080	1,344
Central Texas Regional Mobility Authority Revenue
5.000%, 1/1/27	1,075	1,248
5.000%, 1/1/30	500	640
5.000%, 1/1/31	500	653
Senior Lien 5.000%, 1/1/29	500	628
Senior Lien 5.000%, 1/1/30	1,300	1,665
Comal Independent School District General Obligation (PSF-GTD Insured) 5.000%, 2/1/26	1,000	1,178
Cypress-Fairbanks Independent School District
General Obligation (PSF-GTD Insured) 5.000%, 2/15/27	1,500	1,820
General Obligation (PSF-GTD Insured) 5.000%, 2/15/28	1,500	1,867
Dallas, City of, Waterworks & Sewer System Revenue 5.000%, 10/1/31	6,845	8,212
Eagle Mountain & Saginaw Independent School District,
General Obligation (PSF-GTD Insured) 5.000%, 8/15/27	1,250	1,538
General Obligation (PSF-GTD Insured) 5.000%, 8/15/28	1,000	1,261
North Texas Municipal Water District Upper East Fork Wastewater Interceptor System Revenue 4.500%, 6/1/30	1,040	1,298
North Texas Municipal Water District Water System Revenue 5.000%, 9/1/31	500	629
Northwest Independent School District, General Obligation (PSF-GTD Insured) 5.000%, 2/15/27	2,600	2,971
San Antonio, City of, Electric & Gas Systems Revenue 5.000%, 2/1/26	1,000	1,175
Texas Water Development Board Revenue 5.000%, 4/15/26	900	1,068
Texas, State of, General Obligation 5.000%, 8/1/27	2,540	2,835
Wichita Falls Independent School District, General Obligation (PSF-GTD Insured) 4.000%, 2/1/29	1,000	1,205
		36,393

Virginia—2.7%
County of Fairfax, General Obligation (State AID Withholding Insured) 5.000%, 10/1/28	1,000	1,273
Virginia College Building Authority Revenue 5.000%, 2/1/29	4,750	5,557
		6,830

Washington—8.9%
Energy Northwest Revenue
5.000%, 7/1/33	1,570	1,910
	Par Value	Value

Washington—continued
5.000%, 7/1/34	$ 8,000	$ 9,154
University of Washington
5.000%, 4/1/27	700	854
5.000%, 4/1/28	2,000	2,504
Washington, State of,
General Obligation 5.000%, 8/1/29	2,045	2,511
General Obligation 5.000%, 2/1/30	5,000	5,863
		22,796

Wisconsin—2.2%
Public Finance Authority
5.000%, 6/1/27	300	365
5.000%, 6/1/28	500	624
5.000%, 6/1/29	700	892
5.000%, 6/1/30	1,000	1,300
Wisconsin, State of, General Obligation 5.000%, 5/1/27	2,000	2,448
		5,629

Total Municipal Bonds (Identified Cost $248,814)		256,181

Total Long-Term Investments—99.8% (Identified Cost $248,814)		256,181

	Shares
Short-Term Investment—11.9%
Money Market Mutual Fund—11.9%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(2)	30,652,641	30,653
Total Short-Term Investment (Identified Cost $30,653)		30,653

TOTAL INVESTMENTS—111.7% (Identified Cost $279,467)		$286,834
Other assets and liabilities, net—(11.7)%		(30,070)
NET ASSETS—100.0%		$256,764

Abbreviations:
CNTY GTD	County Guarantee Program
PSF-GTD	Permanent School Fund Guarantee Program
SCH BD GTY	School Bond Guaranty
SD CRED PROG	State Credit Enhancement Program

Footnote Legend:
(1)	At December 31, 2021, 12.5% of the securities in the portfolio are backed by insurance of financial institutions and financial guaranty assurance agencies.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

For information regarding the abbreviations, see the Key Investment Terms starting on page 5.
See Notes to Financial Statements

Seix Investment Grade Tax-Exempt Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021
($ reported in thousands)
The following table summarizes the market value of the Fund’s investments as of December 31, 2021, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Debt Securities:
Municipal Bonds	$256,181	$ —	$256,181
Money Market Mutual Fund	30,653	30,653	—
Total Investments	$286,834	$30,653	$256,181
There were no securities valued using significant unobservable inputs (Level 3) at December 31, 2021.
There were no transfers into or out of Level 3 related to securities held at December 31, 2021.
See Notes to Financial Statements

Seix Short-Term Bond Fund
SCHEDULE OF INVESTMENTS December 31, 2021
($ reported in thousands)
	Par Value	Value
U.S. Government Securities—61.1%
U.S. Treasury Notes
0.125%, 8/15/23	$ 933	$ 925
0.125%, 12/15/23	1,642	1,623
0.375%, 4/15/24	2,220	2,198
0.375%, 8/15/24	2,320	2,289
1.000%, 12/15/24	392	393
Total U.S. Government Securities (Identified Cost $7,486)		7,428

Mortgage-Backed Securities—11.4%
Agency—5.5%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates KJ27, A1 2.092%, 7/25/24	103	104
Federal Home Loan Mortgage Corp. REMIC
4309, B 3.000%, 8/15/39	15	15
4612, HA 2.500%, 5/15/41	17	17
Federal National Mortgage Association REMIC
2014-74, AE 3.000%, 9/25/40	85	87
2017-33, DA 3.500%, 7/25/43	31	31
2018-76, NA 3.500%, 7/25/43	232	236
Government National Mortgage Association II 2013-23, VU 2.500%, 11/20/42	174	178
		668

Non-Agency—5.9%
BWAY Mortgage Trust 2013-1515, A1 144A 2.809%, 3/10/33(1)	133	136
COMM Mortgage Trust
2013-WWP, D 144A 3.898%, 3/10/31(1)	170	175
2012-CR2, A3 144A 2.841%, 8/15/45(1)	87	87
2012-CR5, A3 2.540%, 12/10/45	71	72
2013-CR7, A4 3.213%, 3/10/46	110	112
FRESB Mortgage Trust 2016-SB17, A5H (1 month LIBOR + 0.700%) 0.794%, 5/25/36(2)	29	29
Goldman Sachs Mortgage Securities Corp. II 2012-BWTR, A 144A 2.954%, 11/5/34(1)	100	101
		712

Total Mortgage-Backed Securities (Identified Cost $1,374)		1,380

Asset-Backed Securities—4.7%
Automobiles—1.0%
Volkswagen Auto Loan Enhanced Trust 2021-1, A3 1.020%, 6/22/26	125	125
	Par Value	Value

Credit Card—1.8%
CARDS II Trust 2021-1A, A 144A 0.602%, 4/15/27(1)	$ 150	$ 148
Discover Card Execution Note Trust 2019-A3, A 1.890%, 10/15/24	65	66
		214

Other—1.1%
CenterPoint Energy Transition Bond Co. IV LLC 2012-1, A3 3.028%, 10/15/25	130	134
Student Loan—0.8%
SLM Student Loan Trust 2005-7, A4 (3 month LIBOR + 0.150%) 0.274%, 10/25/29(2)	97	96
Total Asset-Backed Securities (Identified Cost $571)		569

Corporate Bonds and Notes—25.9%
Communication Services—2.3%
AT&T, Inc. 0.900%, 3/25/24	282	281
Consumer Discretionary—1.2%
Hyatt Hotels Corp. 1.800%, 10/1/24	84	84
Ralph Lauren Corp. 1.700%, 6/15/22	61	61
		145

Consumer Staples—0.9%
7-Eleven, Inc. 144A 0.800%, 2/10/24(1)	107	106
Energy—4.5%
Continental Resources, Inc. 144A 2.268%, 11/15/26(1)	126	125
HollyFrontier Corp. 2.625%, 10/1/23	119	121
Pioneer Natural Resources Co. 0.750%, 1/15/24	179	177
Williams Cos., Inc. (The) 4.300%, 3/4/24	116	122
		545

Financials—7.6%
AerCap Ireland Capital DAC 1.650%, 10/29/24	265	265
Daimler Trucks Finance North America LLC 144A 1.625%, 12/13/24(1)	195	196
General Motors Financial Co., Inc. 1.700%, 8/18/23	125	126
Goldman Sachs Group, Inc. (The) 0.657%, 9/10/24	205	203
See Notes to Financial Statements

Seix Short-Term Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021
($ reported in thousands)
	Par Value	Value

Financials—continued
State Street Corp. 2.825%, 3/30/23	$ 135	$ 136
		926

Health Care—1.9%
AbbVie, Inc. 2.300%, 11/21/22	117	119
Bristol-Myers Squibb Co. 2.600%, 5/16/22	104	105
		224

Industrials—6.5%
Boeing Co. (The) 4.508%, 5/1/23	378	395
Canadian Pacific Railway Co. 1.350%, 12/2/24	232	232
Park Aerospace Holdings Ltd. 144A 4.500%, 3/15/23(1)	162	167
		794

Utilities—1.0%
Pacific Gas and Electric Co. 1.750%, 6/16/22	123	123
Total Corporate Bonds and Notes (Identified Cost $3,127)		3,144

Total Long-Term Investments—103.1% (Identified Cost $12,558)		12,521

	Shares
Short-Term Investment—0.6%
Money Market Mutual Fund—0.6%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(3)	76,775	77
Total Short-Term Investment (Identified Cost $77)		77

TOTAL INVESTMENTS—103.7% (Identified Cost $12,635)		$12,598
Other assets and liabilities, net—(3.7)%		(452)
NET ASSETS—100.0%		$12,146
Abbreviations:
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
REMIC	Real Estate Mortgage Investment Conduit

Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021, these securities amounted to a value of $1,241 or 10.2% of net assets.
(2)	Variable rate security. Rate disclosed is as of December 31, 2021. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(3)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings (Unaudited)†
United States	94%
Canada	3
Ireland	2
Cayman Islands	1
Total	100%
† % of total investments as of December 31, 2021.

For information regarding the abbreviations, see the Key Investment Terms starting on page 5.
See Notes to Financial Statements

Seix Short-Term Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021
($ reported in thousands)
The following table summarizes the market value of the Fund’s investments as of December 31, 2021, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Debt Securities:
Asset-Backed Securities	$ 569	$—	$ 569
Corporate Bonds and Notes	3,144	—	3,144
Mortgage-Backed Securities	1,380	—	1,380
U.S. Government Securities	7,428	—	7,428
Money Market Mutual Fund	77	77	—
Total Investments	$12,598	$77	$12,521
There were no securities valued using significant unobservable inputs (Level 3) at December 31, 2021.
There were no transfers into or out of Level 3 related to securities held at December 31, 2021.
See Notes to Financial Statements

Seix Short-Term Municipal Bond Fund
SCHEDULE OF INVESTMENTS December 31, 2021
($ reported in thousands)
	Par Value	Value
Municipal Bonds(1)—94.0%
Arizona—12.0%
Arizona State University 0.100%, 7/1/34(2)	$ 350	$ 350
Salt River Project Agricultural Improvement & Power District Revenue 5.000%, 1/1/26	500	589
		939

California—7.1%
California County Tobacco Securitization Agency Revenue 5.000%, 6/1/26	100	119
California, State of, General Obligation 5.000%, 12/1/27	350	436
		555

Colorado—5.1%
Colorado, City of, Springs Co. Utilities System Revenue 0.080%, 11/1/41(2)	400	400
Connecticut—5.2%
Connecticut, State of, Special Tax Revenue 5.000%, 5/1/22	400	406
Georgia—11.5%
Atlanta, City of, Department of Aviation Revenue 5.000%, 1/1/28	250	273
Forsyth County School District General Obligation 5.000%, 2/1/26	250	295
Private Colleges & Universities Authority 5.000%, 4/1/27	275	333
		901

New Jersey—11.9%
New Jersey, State of, General Obligation 5.000%, 6/1/26	500	591
New Jersey Transportation Trust Fund Authority Revenue 5.000%, 6/15/25	300	344
		935

New York—7.4%
Monroe County Industrial Development Corp. 5.000%, 12/1/26	300	358
New York City Water & Sewer System Revenue 5.000%, 6/15/25	200	218
		576

North Carolina—4.5%
Charlotte, City of, Water & Sewer System Revenue 0.100%, 7/1/36(2)	350	350
Texas—24.6%
Carrollton-Farmers Branch Independent School District General Obligation (PSF-GTD Insured) 5.000%, 2/15/22	250	251
	Par Value	Value

Texas—continued
Central Texas Regional Mobility Authority Revenue 5.000%, 1/1/27	$ 175	$ 203
North Texas Tollway Authority,
Toll Highway Revenue 5.000%, 1/1/25	625	654
Toll Highway Revenue 5.000%, 1/1/26	500	523
Texas Water Development Board Revenue 5.000%, 4/15/26	250	297
		1,928

Washington—4.7%
University of Washington 5.000%, 4/1/27	300	366
Total Municipal Bonds (Identified Cost $7,267)		7,356

Total Long-Term Investments—94.0% (Identified Cost $7,267)		7,356

	Shares
Short-Term Investment—5.3%
Money Market Mutual Fund—5.3%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(3)	417,310	417
Total Short-Term Investment (Identified Cost $417)		417

TOTAL INVESTMENTS—99.3% (Identified Cost $7,684)		$7,773
Other assets and liabilities, net—0.7%		52
NET ASSETS—100.0%		$7,825

Abbreviation:
PSF-GTD	Permanent School Fund Guarantee Program

Footnote Legend:
(1)	At December 31, 2021, 3.2% of the securities in the portfolio are backed by insurance of financial institutions and financial guaranty assurance agencies.
(2)	Variable or step coupon security; interest rate shown reflects the rate in effect at December 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(3)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
For information regarding the abbreviations, see the Key Investment Terms starting on page 5.
See Notes to Financial Statements

Seix Short-Term Municipal Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021
($ reported in thousands)
The following table summarizes the market value of the Fund’s investments as of December 31, 2021, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Debt Securities:
Municipal Bonds	$7,356	$ —	$7,356
Money Market Mutual Fund	417	417	—
Total Investments	$7,773	$417	$7,356
There were no securities valued using significant unobservable inputs (Level 3) at December 31, 2021.
There were no transfers into or out of Level 3 related to securities held at December 31, 2021.
See Notes to Financial Statements

Seix Total Return Bond Fund
SCHEDULE OF INVESTMENTS December 31, 2021
($ reported in thousands)
	Par Value	Value
U.S. Government Securities—47.5%
U.S. Treasury Bonds 2.000%, 8/15/51	$ 31,386	$ 31,994
U.S. Treasury Notes
1.750%, 5/31/22(1)	24,000	24,156
1.375%, 6/30/23	45,330	45,868
0.125%, 12/15/23	8,093	8,000
0.375%, 7/15/24	2,926	2,890
0.500%, 3/31/25	3,936	3,871
0.250%, 9/30/25	27,027	26,172
0.875%, 6/30/26	4,862	4,785
1.375%, 11/15/31	32,578	32,166
Total U.S. Government Securities (Identified Cost $180,875)		179,902

Mortgage-Backed Securities—21.0%
Agency—15.7%
Federal Home Loan Mortgage Corp.
Pool #G60019 4.500%, 3/1/44	455	501
Pool #Q35611 4.000%, 9/1/45	1,307	1,416
Pool #V81992 4.000%, 10/1/45	811	881
Pool #G60661 4.000%, 7/1/46	902	975
Pool #Q42921 3.500%, 9/1/46	1,396	1,485
Pool #ZM5226 3.500%, 12/1/47	1,120	1,200
Pool #Q53881 4.500%, 1/1/48	1,185	1,295
Pool #ZT0509 3.000%, 8/1/48	399	419
Pool #Q61680 4.000%, 2/1/49	1,053	1,137
Pool #QA3079 3.500%, 10/1/49	586	626
Pool #QA4766 3.500%, 11/1/49	1,294	1,385
Pool #SD0164 3.500%, 12/1/49	2,198	2,350
Pool #QA8967 3.000%, 4/1/50	1,649	1,715
Pool #QC2300 3.000%, 5/1/51	763	800
Pool #QC2692 3.000%, 6/1/51	880	921
Pool #QC2749 3.000%, 6/1/51	1,331	1,382
Pool #QC2868 3.000%, 6/1/51	128	134
Pool #QC2869 3.000%, 6/1/51	1,975	2,068
Pool #QC2830 3.500%, 6/1/51	355	374
Pool #QC4721 3.000%, 7/1/51	2,579	2,702
Pool #QC5404 3.500%, 8/1/51	278	296
Pool #QC6249 3.500%, 9/1/51	1,160	1,233
	Par Value	Value

Agency—continued
Federal National Mortgage Association
Pool #FM1039 3.500%, 4/1/39	$ 1,096	$ 1,163
Pool #BE5050 4.000%, 9/1/45	1,760	1,932
Pool #BN8510 3.500%, 5/1/49	344	363
Pool #BO1345 3.500%, 8/1/49	1,521	1,619
Pool #BO1351 4.000%, 8/1/49	710	763
Pool #BO3024 3.500%, 10/1/49	1,107	1,192
Pool #BO4386 3.500%, 11/1/49	1,440	1,522
Pool #CA5122 3.000%, 2/1/50	1,569	1,640
Pool #FM3181 4.000%, 4/1/50	322	352
Pool #BP5432 3.000%, 6/1/50	768	803
Pool #BR9135 3.000%, 5/1/51	1,204	1,255
Pool #FM7290 3.000%, 5/1/51	2,194	2,296
Pool #BT0907 3.000%, 6/1/51	713	744
Pool #BT1809 3.000%, 6/1/51	3,674	3,824
Pool #BT2849 3.000%, 6/1/51	1,685	1,762
Pool #BT3321 3.000%, 6/1/51	879	917
Pool #FM7539 3.000%, 6/1/51	1,946	2,038
Pool #CB0867 3.500%, 6/1/51	1,526	1,620
Pool #FM7984 3.500%, 6/1/51	2,600	2,744
Pool #BT5686 3.000%, 7/1/51	1,809	1,890
Pool #FM9098 3.000%, 10/1/51	3,674	3,842
		59,576

Non-Agency—5.3%
BBCMS Trust 2021-C10, A5 2.492%, 7/15/54	1,500	1,530
BB-UBS Trust
2012-SHOW, A 144A 3.430%, 11/5/36(2)	200	207
2012-SHOW, B 144A 3.882%, 11/5/36(2)	1,465	1,511
BWAY Mortgage Trust 2013-1515, A2 144A 3.454%, 3/10/33(2)	1,830	1,915
Century Plaza Towers 2019-CPT, B 144A 2.997%, 11/13/39(2)(3)	1,495	1,543
CF Hippolyta LLC
2020-1, A1 144A 1.690%, 7/15/60(2)	948	940
See Notes to Financial Statements

Seix Total Return Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021
($ reported in thousands)
	Par Value	Value

Non-Agency—continued
2020-1, B1 144A 2.280%, 7/15/60(2)	$ 759	$ 759
Goldman Sachs Mortgage Securities Corp. II
2005-ROCK, A 144A 5.366%, 5/3/32(2)	1,586	1,766
2012-BWTR, A 144A 2.954%, 11/5/34(2)	575	580
Goldman Sachs Mortgage Securities Corp. Trust 2018-HULA, A (1 month LIBOR + 0.920%, Cap N/A, Floor 0.920%) 144A 1.030%, 7/15/25(2)(3)	499	498
MAD Mortgage Trust 2017-330M, A 144A 3.188%, 8/15/34(2)(3)	635	642
Morgan Stanley Capital I Trust 2014-150E, A 144A 3.912%, 9/9/32(2)	1,175	1,229
One Bryant Park Trust 2019-OBP, A 144A 2.516%, 9/15/54(2)	1,340	1,356
SLG Office Trust 2021-OVA, A 144A 2.585%, 7/15/41(2)	2,175	2,226
Wells Fargo Commercial Mortgage Trust
2013-BTC, A 144A 3.544%, 4/16/35(2)	1,320	1,344
2021-SAVE, A (1 month LIBOR + 1.150%, Cap N/A, Floor 1.150%) 144A 1.260%, 2/15/40(2)(3)	768	769
WFRBS Commercial Mortgage Trust 2012-C10, AS 3.241%, 12/15/45	1,080	1,093
		19,908

Total Mortgage-Backed Securities (Identified Cost $78,508)		79,484

Asset-Backed Securities—4.7%
Credit Card—1.5%
Capital One Multi-Asset Execution Trust 2005-B3, B3 (3 month LIBOR + 0.550%, Cap N/A, Floor 0.550%) 0.674%, 5/15/28(3)	3,024	3,003
Citibank Credit Card Issuance Trust 2017-A6, A6 (1 month LIBOR + 0.770%) 0.879%, 5/14/29(3)	2,710	2,753
		5,756

Other—3.2%
Arby’s Funding LLC 2020-1A, A2 144A 3.237%, 7/30/50(2)	563	574
DB Master Finance LLC 2021-1A, A23 144A 2.791%, 11/20/51(2)	1,785	1,781
Five Guys Funding LLC 2017-1A, A2 144A 4.600%, 7/25/47(2)	982	1,015
Jersey Mike’s Funding 2019-1A, A2 144A 4.433%, 2/15/50(2)	1,975	2,073
New Economy Assets Phase 1 Sponsor LLC 2021-1, A1 144A 1.910%, 10/20/61(2)(4)	1,385	1,358
Stack Infrastructure Issuer LLC 2021-1A, A2 144A 1.877%, 3/26/46(2)	1,220	1,199
Taco Bell Funding LLC 2021-1A, A23 144A 2.542%, 8/25/51(2)	1,400	1,368
	Par Value	Value

Other—continued
Vantage Data Centers LLC 2020-2A, A2 144A 1.992%, 9/15/45(2)	$ 1,425	$ 1,398
Wendy’s Funding LLC 2018-1A, A2II 144A 3.884%, 3/15/48(2)	1,301	1,351
		12,117

Total Asset-Backed Securities (Identified Cost $17,758)		17,873

Corporate Bonds and Notes—24.9%
Communication Services—1.7%
AT&T, Inc.
2.250%, 2/1/32	967	934
3.300%, 2/1/52	951	931
3.500%, 9/15/53	1,810	1,826
Verizon Communications, Inc. 3.400%, 3/22/41	657	688
ViacomCBS, Inc.
4.200%, 5/19/32	759	856
4.950%, 5/19/50	934	1,191
		6,426

Consumer Discretionary—3.1%
Carnival Corp. 144A 9.875%, 8/1/27(2)	4,291	4,903
Ford Motor Co. 3.250%, 2/12/32	1,769	1,812
Hyatt Hotels Corp. 1.800%, 10/1/24	743	744
Kohl’s Corp. 3.375%, 5/1/31(5)	1,044	1,063
Lear Corp. 3.550%, 1/15/52	839	830
Marriott International, Inc. Series GG 3.500%, 10/15/32	1,161	1,216
Tapestry, Inc. 3.050%, 3/15/32	1,041	1,047
		11,615

Energy—3.2%
Boardwalk Pipelines LP 4.450%, 7/15/27	368	403
Continental Resources, Inc. 144A 2.875%, 4/1/32(2)	1,307	1,279
Enterprise Products Operating LLC 4.200%, 1/31/50	923	1,035
HollyFrontier Corp. 4.500%, 10/1/30	1,466	1,579
Petroleos Mexicanos 144A 6.700%, 2/16/32(2)	2,718	2,745
Pioneer Natural Resources Co. 1.900%, 8/15/30	2,546	2,418
Plains All American Pipeline LP 3.800%, 9/15/30	1,571	1,640
Williams Cos., Inc. (The) 3.500%, 10/15/51	919	928
		12,027

See Notes to Financial Statements

Seix Total Return Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021
($ reported in thousands)
	Par Value	Value

Financials—8.8%
AerCap Ireland Capital DAC
3.300%, 1/30/32	$ 843	$ 859
3.850%, 10/29/41	834	869
Avolon Holdings Funding Ltd. 144A 2.125%, 2/21/26(2)	1,822	1,788
Bank of America Corp.
2.087%, 6/14/29	812	806
2.572%, 10/20/32	1,355	1,362
Chubb INA Holdings, Inc. 1.375%, 9/15/30	1,405	1,323
Daimler Trucks Finance North America LLC 144A 2.500%, 12/14/31(2)	876	876
Ford Motor Credit Co. LLC
2.900%, 2/16/28	1,255	1,258
4.000%, 11/13/30	1,920	2,066
General Motors Financial Co., Inc.
2.750%, 6/20/25	1,995	2,059
3.600%, 6/21/30	1,922	2,050
Goldman Sachs Group, Inc. (The) 1.542%, 9/10/27	2,001	1,960
Hartford Financial Services Group, Inc. (The) 2.800%, 8/19/29	869	901
JPMorgan Chase & Co.
3.207%, 4/1/23	1,100	1,107
0.824%, 6/1/25	1,283	1,268
Morgan Stanley
0.791%, 1/22/25	644	637
1.593%, 5/4/27	1,689	1,672
Newcrest Finance Pty Ltd. 144A 4.200%, 5/13/50(2)	934	1,058
Old Republic International Corp. 3.850%, 6/11/51	1,063	1,143
OneMain Finance Corp. 4.000%, 9/15/30	2,116	2,081
State Street Corp. 2.200%, 3/3/31	1,696	1,681
SVB Financial Group Series D 4.250% (6)	500	507
U.S. Bancorp 3.700% (6)	1,171	1,171
United Airlines Pass-Through-Trust
2020-1, A 5.875%, 10/15/27	1,340	1,467
2020-1, B 4.875%, 1/15/26	521	542
US Bank NA 2.050%, 1/21/25	712	728
		33,239

Health Care—1.3%
AbbVie, Inc. 4.250%, 11/21/49	1,645	1,978
Anthem, Inc. 1.500%, 3/15/26	1,768	1,766
Bristol-Myers Squibb Co. 4.250%, 10/26/49	416	514
CommonSpirit Health 4.187%, 10/1/49	575	669
		4,927

	Par Value	Value

Industrials—2.1%
Boeing Co. (The)
3.625%, 2/1/31	$ 2,015	$ 2,149
5.805%, 5/1/50	2,686	3,637
Canadian Pacific Railway Co. 3.100%, 12/2/51	1,201	1,235
Honeywell International, Inc. 1.100%, 3/1/27	1,096	1,065
		8,086

Information Technology—1.4%
Dell International LLC 144A 3.450%, 12/15/51(2)	1,721	1,652
HP, Inc. 144A 2.650%, 6/17/31(2)	1,363	1,344
Micron Technology, Inc. 3.477%, 11/1/51	1,037	1,062
Western Digital Corp. 2.850%, 2/1/29	1,090	1,100
		5,158

Materials—1.5%
Barrick PD Australia Finance Pty Ltd. 5.950%, 10/15/39	1,747	2,377
LYB International Finance III LLC 3.625%, 4/1/51	693	734
Newmont Corp.
2.250%, 10/1/30	1,254	1,236
6.250%, 10/1/39	1,123	1,566
		5,913

Real Estate—0.2%
Tanger Properties LP 2.750%, 9/1/31	987	958
Utilities—1.6%
Boardwalk Pipelines LP 3.400%, 2/15/31	625	645
Consolidated Edison Co. of New York, Inc. 3.950%, 4/1/50	886	1,012
Dominion Energy, Inc. Series C 3.375%, 4/1/30	1,245	1,321
Pacific Gas and Electric Co. 2.500%, 2/1/31	948	903
Southern Co. (The) Series A 3.700%, 4/30/30	2,065	2,246
		6,127

Total Corporate Bonds and Notes (Identified Cost $90,560)		94,476

Total Long-Term Investments—98.1% (Identified Cost $367,701)		371,735

See Notes to Financial Statements

Seix Total Return Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021
($ reported in thousands)
	Shares	Value
Short-Term Investment—2.4%
Money Market Mutual Fund—2.4%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(7)	9,008,284	$ 9,008
Total Short-Term Investment (Identified Cost $9,008)		9,008

Securities Lending Collateral—0.0%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(7)(8)	100,510	101
Total Securities Lending Collateral (Identified Cost $101)		101

TOTAL INVESTMENTS—100.5% (Identified Cost $376,810)		$380,844
Other assets and liabilities, net—(0.5)%		(1,762)
NET ASSETS—100.0%		$379,082

Abbreviations:
CDX.NA.HY	Credit Default Swap North American High Yield
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
NA	National Association
Footnote Legend:
(1)	All or a portion of the security is segregated as collateral for open swap contracts.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021, these securities amounted to a value of $45,047 or 11.9% of net assets.
(3)	Variable rate security. Rate disclosed is as of December 31, 2021. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(4)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(5)	All or a portion of security is on loan.
(6)	No contractual maturity date.
(7)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(8)	Represents security purchased with cash collateral received for securities on loan.

Counterparties:
ICE	Intercontinental Exchange
Centrally cleared credit default swap - buy protection(1) outstanding as of December 31, 2021 were as follows:
Reference Entity	Payment Frequency	Counterparty	Fixed Rate	Expiration Date	Notional Amount(2)	Value	Premiums Paid (Received)	Unrealized Appreciation	Unrealized (Depreciation)
CDX.NA.HY.37	Quarterly	ICE	5.000%	12/20/26	$(27,850)	$ (2,610)	$ (2,544)	$ —	$ (66)
Total						$ (2,610)	$ (2,544)	$—	$ (66)

Footnote Legend:
(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either: (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index; or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
For information regarding the abbreviations, see the Key Investment Terms starting on page 5.
See Notes to Financial Statements

Seix Total Return Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021
($ reported in thousands)
The following table summarizes the market value of the Fund’s investments as of December 31, 2021, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Securities:
Asset-Backed Securities	$ 17,873	$ —	$ 16,515	$1,358
Corporate Bonds and Notes	94,476	—	94,476	—
Mortgage-Backed Securities	79,484	—	79,484	—
U.S. Government Securities	179,902	—	179,902	—
Securities Lending Collateral	101	101	—	—
Money Market Mutual Fund	9,008	9,008	—	—
Total Assets	380,844	9,109	370,377	1,358
Liabilities:
Other Financial Instruments:
Centrally Cleared Credit Default Swap	(2,610)	—	(2,610)	—
Total Liabilities	(2,610)	—	(2,610)	—
Total Investments	$378,234	$9,109	$367,767	$1,358
There were no transfers into or out of Level 3 related to securities held at December 31, 2021.
Some of the Fund’s investments that were categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the rollforward of Level 3 securities and assumptions are not shown for the period ended December 31, 2021.
See Notes to Financial Statements

Seix U.S. Government Securities Ultra-Short Bond Fund
SCHEDULE OF INVESTMENTS December 31, 2021
($ reported in thousands)
	Par Value	Value
Mortgage-Backed Securities—90.4%
Agency—90.4%
Federal Home Loan Mortgage Corp.
Pool #G15762 3.000%, 1/1/31	$ 1,852	$ 1,955
Pool #ZS7409 3.000%, 4/1/31	930	981
Pool #ZK9061 3.000%, 11/1/32	117	123
Pool #848744 (12 month LIBOR + 1.789%, Cap 9.141%, Floor 1.789%) 2.055%, 5/1/34(1)	3,815	3,995
Pool #848736 (12 month LIBOR + 1.750%, Cap 9.574%, Floor 1.750%) 2.033%, 5/1/35(1)	6,409	6,716
Pool #QN5762 2.500%, 4/1/36	11,144	11,566
Pool #QN6202 2.500%, 5/1/36	5,398	5,603
Pool #RC2051 2.500%, 5/1/36	6,666	6,930
Pool #QN6441 3.000%, 5/1/36	1,098	1,154
Pool #848747 (12 month LIBOR + 1.866%, Cap 10.006%, Floor 1.866%) 2.142%, 7/1/36(1)	3,518	3,691
Pool #RC2157 2.500%, 7/1/36	12,473	12,966
Pool #SB8125 3.000%, 7/1/36	12,032	12,654
Pool #SB8134 3.000%, 10/1/36	871	916
Pool #1Q1195 (12 month LIBOR + 1.608%, Cap 10.168%, Floor 1.608%) 1.900%, 5/1/37(1)	2,398	2,510
Pool #848796 (12 month LIBOR + 1.822%, Cap 9.920%, Floor 1.822%) 2.131%, 5/1/37(1)	6,697	7,043
Pool #1Q1420 (12 month LIBOR + 1.822%, Cap 10.656%, Floor 1.822%) 2.079%, 9/1/39(1)	2,212	2,330
Pool #2B3257 (12 month LIBOR + 1.630%, Cap 8.038%, Floor 1.630%) 3.037%, 10/1/44(1)	872	907
Pool #1B6503 (12 month LIBOR + 1.605%, Cap 6.926%, Floor 1.605%) 1.925%, 1/1/51(1)	2,779	2,838
Pool #1B6504 (12 month LIBOR + 1.612%, Cap 7.266%, Floor 1.612%) 2.266%, 1/1/51(1)	6,707	6,894
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
KF29, A (1 month LIBOR + 0.360%, Cap N/A, Floor 0.360%) 0.454%, 2/25/24(1)	3,994	4,003
KF32, A (1 month LIBOR + 0.370%, Cap N/A, Floor 0.370%) 0.464%, 5/25/24(1)	1,707	1,709
KJ27, A1 2.092%, 7/25/24	1,277	1,291
KF36, A (1 month LIBOR + 0.340%, Cap N/A, Floor 0.340%) 0.434%, 8/25/24(1)	4,636	4,641
	Par Value	Value
Agency—continued
KF34, A (1 month LIBOR + 0.360%, Cap N/A, Floor 0.370%) 0.454%, 8/25/24(1)	$ 2,059	$ 2,064
KL3W, AFLW (1 month LIBOR + 0.450%, Cap N/A, Floor 0.450%) 0.544%, 8/25/25(1)	21,609	21,709
KF55, A (1 month LIBOR + 0.510%, Cap N/A, Floor 0.510%) 0.604%, 11/25/25(1)	5,324	5,350
KF62, A (1 month LIBOR + 0.480%, Cap N/A, Floor 0.480%) 0.574%, 4/25/26(1)	2,113	2,123
KF74, AS (SOFR + 0.530%) 0.580%, 1/25/27(1)	13,346	13,400
KF81, AS (SOFR30A + 0.400%) 0.450%, 6/25/27(1)	7,527	7,550
KF79, AL (1 month LIBOR + 0.470%, Cap N/A, Floor 0.470%) 0.564%, 5/25/30(1)	20,367	20,460
KF79, AS (SOFR30A + 0.580%) 0.630%, 5/25/30(1)	13,887	13,973
KF82, AL (1 month LIBOR + 0.370%, Cap N/A, Floor 0.370%) 0.464%, 6/25/30(1)	8,761	8,781
KF82, AS (SOFR30A + 0.420%) 0.470%, 6/25/30(1)	5,037	5,062
KF80, AS (SOFR30A + 0.510%) 0.560%, 6/25/30(1)	8,641	8,689
Federal Home Loan Mortgage Corp. REMIC
4224, KC 3.000%, 5/15/32	2,476	2,557
2781, FA (1 month LIBOR + 0.350%, Cap 7.500%, Floor 0.350%) 0.460%, 4/15/34(1)	3,497	3,485
4879, DF (1 month LIBOR + 0.400%, Cap 6.500%, Floor 0.400%) 0.510%, 8/15/34(1)	5,441	5,507
2980, FJ (1 month LIBOR + 0.300%, Cap 7.000%, Floor 0.300%) 0.410%, 11/15/34(1)	6,368	6,411
3107, FC (1 month LIBOR + 0.300%, Cap 7.000%, Floor 0.300%) 0.410%, 6/15/35(1)	3,072	3,079
4048, GF (1 month LIBOR + 0.350%, Cap 7.000%, Floor 0.350%) 0.460%, 10/15/40(1)	1,886	1,889
3820, FA (1 month LIBOR + 0.350%, Cap 7.000%, Floor 0.350%) 0.460%, 3/15/41(1)	7,480	7,544
3990, GF (1 month LIBOR + 0.400%, Cap 7.000%, Floor 0.400%) 0.510%, 3/15/41(1)	3,202	3,215
4547, A 3.000%, 12/15/41	647	654
4571, GA 3.000%, 1/15/42	322	325
4203, PF (1 month LIBOR + 0.250%, Cap 6.500%, Floor 0.250%) 0.360%, 9/15/42(1)	6,304	6,289
4136, EF (1 month LIBOR + 0.250%, Cap 6.500%, Floor 0.250%) 0.360%, 11/15/42(1)	2,667	2,673
See Notes to Financial Statements

Seix U.S. Government Securities Ultra-Short Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021
($ reported in thousands)
	Par Value	Value
Agency—continued
Federal National Mortgage Association
2016-M3, ASQ2 2.263%, 2/25/23	$ 205	$ 205
2016-M9, FA (1 month LIBOR + 0.590%, Cap N/A, Floor 0.590%) 0.679%, 9/25/23(1)	5,033	5,044
Pool #BL0422 (1 month LIBOR + 0.370%, Cap 98.890%, Floor 0.370%) 0.464%, 11/1/23(1)	21,000	21,000
2016-M13, FA (1 month LIBOR + 0.670%, Cap N/A, Floor 0.670%) 0.759%, 11/25/23(1)	348	349
Pool #AN4300 (1 month LIBOR + 0.560%, Cap 98.150%, Floor 0.560%) 0.654%, 1/1/24(1)	13,457	13,459
Pool #AN4364 (1 month LIBOR + 0.590%, Cap 98.130%, Floor 0.590%) 0.684%, 1/1/24(1)	2,834	2,833
2017-M2, FA (1 month LIBOR + 0.530%, Cap N/A, Floor 0.530%) 0.619%, 2/25/24(1)	2,227	2,227
2017-M11, FA (1 month LIBOR + 0.470%, Cap 6.000%, Floor 0.470%) 0.559%, 9/25/24(1)	1,453	1,454
2017-M13, FA (1 month LIBOR + 0.400%, Cap 6.000%, Floor 0.400%) 0.489%, 10/25/24(1)	1,329	1,329
2015-M14, FA (1 month LIBOR + 0.620%, Cap N/A, Floor 0.620%) 0.722%, 10/25/25(1)	10,823	10,895
2015-M6, FA (1 month LIBOR + 0.300%, Cap N/A, Floor 0.300%) 0.403%, 1/25/26(1)	16,470	16,470
Pool #BS0309 (SOFR30A + 0.380%, Cap 97.930%, Floor 0.380%) 0.430%, 10/1/28(1)	7,750	7,749
Pool #BL5697 (1 month LIBOR + 0.650%, Cap 98.860%, Floor 0.650%) 0.744%, 2/1/30(1)	6,300	6,298
Pool #BL7250 (1 month LIBOR + 0.590%, Cap 98.200%, Floor 0.590%) 0.684%, 6/1/30(1)	18,960	18,953
Pool #FM5348 3.000%, 12/1/30	3,851	4,049
Pool #BS0549 (SOFR30A + 0.410%, Cap 98.400%, Floor 0.410%) 0.460%, 1/1/31(1)	4,705	4,708
Pool #BS0168 (SOFR30A + 0.420%, Cap 98.310%, Floor 0.420%) 0.470%, 1/1/31(1)	31,100	31,097
Pool #MA2820 2.500%, 11/1/31	603	616
Pool #MA2979 2.500%, 4/1/32	709	724
Pool #AD0064 (6 month LIBOR + 1.541%, Cap 10.948%, Floor 1.541%) 1.690%, 1/1/35(1)	1,386	1,437
Pool #FM2505 3.000%, 2/1/35	4,338	4,551
Pool #FM2994 3.000%, 3/1/35	659	692
	Par Value	Value
Agency—continued
Pool #BP5183 3.000%, 4/1/35	$ 1,130	$ 1,188
Pool #CA6847 2.500%, 8/1/35	9,179	9,562
Pool #FM4272 3.000%, 9/1/35	1,840	1,932
Pool #BM6688 2.000%, 10/1/35	1,253	1,266
Pool #FM4709 2.500%, 10/1/35	9,527	9,904
Pool #BR5529 2.500%, 3/1/36	5,105	5,307
Pool #AL2202 (12 month LIBOR + 1.704%, Cap 9.514%, Floor 1.704%) 2.016%, 6/1/36(1)	1,600	1,677
Pool #CB0747 2.500%, 6/1/36	20,400	21,172
Pool #MA4362 3.000%, 6/1/36	4,235	4,465
Pool #MA4385 3.000%, 7/1/36	1,936	2,036
Pool #MA4405 3.000%, 8/1/36	2,576	2,710
Pool #MA4420 3.000%, 9/1/36	7,207	7,593
Pool #MA4518 3.000%, 1/1/37	11,335	11,921
Pool #AL0960 (12 month LIBOR + 1.693%, Cap 9.779%, Floor 1.693%) 1.967%, 7/1/37(1)	3,627	3,796
Pool #AL3421 (U.S. Treasury Yield Curve CMT 1 year + 2.375%, Cap 10.750%, Floor 2.375%) 2.448%, 9/1/37(1)	935	991
Pool #AL0270 (12 month LIBOR + 1.646%, Cap 10.625%, Floor 1.646%) 1.934%, 8/1/38(1)	1,041	1,092
Pool #AL6516 (12 month LIBOR + 1.761%, Cap 8.688%, Floor 1.761%) 2.063%, 4/1/40(1)	2,639	2,763
Pool #AL7812 (12 month LIBOR + 1.730%, Cap 8.361%, Floor 1.730%) 1.978%, 11/1/40(1)	3,851	4,027
Pool #AE0544 (12 month LIBOR + 1.742%, Cap 8.083%, Floor 1.742%) 1.993%, 11/1/40(1)	1,964	2,054
Pool #AL7477 (12 month LIBOR + 1.796%, Cap 8.661%, Floor 1.796%) 2.046%, 12/1/40(1)	1,964	2,059
Pool #AL0323 (12 month LIBOR + 1.818%, Cap 8.294%, Floor 1.818%) 2.081%, 6/1/41(1)	1,858	1,952
Pool #AL8796 (12 month LIBOR + 1.825%, Cap 8.373%, Floor 1.825%) 2.093%, 9/1/41(1)	5,435	5,707
Pool #AL1886 (12 month LIBOR + 1.746%, Cap 8.429%, Floor 1.746%) 2.629%, 6/1/42(1)	369	388
Pool #AL8872 (12 month LIBOR + 1.801%, Cap 8.342%, Floor 1.801%) 2.080%, 7/1/42(1)	7,553	7,922

See Notes to Financial Statements

Seix U.S. Government Securities Ultra-Short Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021
($ reported in thousands)
	Par Value	Value
Agency—continued
Pool #BM4557 (12 month LIBOR + 1.761%, Cap 7.907%, Floor 1.764%) 2.039%, 5/1/45(1)	$ 2,633	$ 2,758
Pool #BO7214 (U.S. Treasury Yield Curve CMT 1 year + 1.525%, Cap 7.100%, Floor 1.525%) 2.378%, 7/1/47(1)	3,698	3,804
Pool #BO6296 (U.S. Treasury Yield Curve CMT 1 year + 1.525%, Cap 7.100%, Floor 1.525%) 3.002%, 7/1/47(1)	767	796
Pool #BM1805 (12 month LIBOR + 1.604%, Cap 7.820%, Floor 1.604%) 2.820%, 9/1/47(1)	7,177	7,435
Pool #CA4499 (12 month LIBOR + 1.600%, Cap 7.673%, Floor 1.600%) 2.673%, 9/1/48(1)	1,792	1,851
Pool #BM4556 (12 month LIBOR + 1.597%, Cap 8.335%, Floor 1.597%) 3.334%, 10/1/48(1)	4,737	4,923
Pool #CA3138 (12 month LIBOR + 1.603%, Cap 8.669%, Floor 1.603%) 3.638%, 2/1/49(1)	5,233	5,434
Pool #BO7215 (U.S. Treasury Yield Curve CMT 1 year + 1.650%, Cap 8.160%, Floor 1.650%) 3.058%, 4/1/49(1)	1,335	1,378
Pool #BO7216 (U.S. Treasury Yield Curve CMT 1 year + 1.650%, Cap 7.739%, Floor 1.650%) 2.739%, 5/1/49(1)	469	475
Pool #BP5563 (12 month LIBOR + 1.600%, Cap 7.440%, Floor 1.600%) 2.441%, 4/1/50(1)	2,488	2,562
Pool #BM6378 (12 month LIBOR + 1.607%, Cap 7.496%, Floor 1.607%) 2.495%, 7/1/50(1)	2,544	2,600
Pool #BP1780 (SOFR30A + 2.350%, Cap 7.079%, Floor 2.350%) 2.094%, 6/1/51(1)	2,536	2,581
Pool #BT0206 (SOFR30A + 2.123%, Cap 6.880%, Floor 2.123%) 1.880%, 9/1/51(1)	5,148	5,256
Pool #BU2464 (SOFR30A + 2.100%, Cap 6.692%, Floor 2.100%) 1.692%, 10/1/51(1)	4,681	4,748
Federal National Mortgage Association REMIC
2011-62, LF (1 month LIBOR + 0.400%, Cap 7.000%, Floor 0.400%) 0.502%, 1/25/32(1)	6,606	6,658
2013-62, FQ (1 month LIBOR + 0.250%, Cap 7.000%, Floor 0.250%) 0.352%, 9/25/32(1)	3,321	3,351
2013-51, GB 1.500%, 10/25/32	1,269	1,274
2018-92, AF (1 month LIBOR + 0.400%, Cap 6.500%, Floor 0.400%) 0.502%, 5/25/33(1)	6,428	6,483
2005-17, FA (1 month LIBOR + 0.300%, Cap 7.000%, Floor 0.300%) 0.402%, 3/25/35(1)	5,389	5,407
2005-74, NA (1 month LIBOR + 0.420%, Cap 6.500%, Floor 0.420%) 0.522%, 5/25/35(1)	9,573	9,636
	Par Value	Value
Agency—continued
2005-58, KF (1 month LIBOR + 0.500%, Cap 6.500%, Floor 0.500%) 0.602%, 7/25/35(1)	$ 3,479	$ 3,532
2018-96, FC (1 month LIBOR + 0.450%, Cap 6.500%, Floor 0.450%) 0.552%, 10/25/35(1)	6,678	6,736
2006-31, FP (1 month LIBOR + 0.300%, Cap 7.000%, Floor 0.300%) 0.402%, 5/25/36(1)	3,160	3,170
2006-63, FD (1 month LIBOR + 0.450%, Cap 7.000%, Floor 0.450%) 0.552%, 7/25/36(1)	3,840	3,886
2006-113, NF (1 month LIBOR + 0.350%, Cap 7.000%, Floor 0.350%) 0.452%, 9/25/36(1)	2,657	2,667
2007-106, FN (1 month LIBOR + 0.590%, Cap 7.000%, Floor 0.590%) 0.692%, 11/25/37(1)	4,107	4,192
2010-59, FC (1 month LIBOR + 1.000%, Cap 6.000%, Floor 1.000%) 1.102%, 1/25/40(1)	3,308	3,384
2010-137, WB 2.075%, 7/25/40(1)	1,359	1,407
2012-71, FP (1 month LIBOR + 0.350%, Cap 7.000%, Floor 0.350%) 0.452%, 3/25/41(1)	1,957	1,961
2016-2, LA 3.000%, 12/25/41	215	217
2016-21, BA 3.000%, 3/25/42	2,079	2,100
2013-34, PF (1 month LIBOR + 0.350%, Cap 6.500%, Floor 0.350%) 0.452%, 8/25/42(1)	5,298	5,265
2017-18, CA 3.000%, 1/25/43	234	236
2017-33, DA 3.500%, 7/25/43	596	598
2017-104, PA 3.000%, 2/25/46	5,675	5,770
2019-13, FG (1 month LIBOR + 0.400%, Cap 6.500%, Floor 0.400%) 0.502%, 4/25/49(1)	10,082	10,243
Freddie Mac Non Gold Pool
Pool #841075 (12 month LIBOR + 1.629%, Cap 8.285%, Floor 1.629%) 3.285%, 1/1/49(1)	23,220	23,998
Pool #841083 (12 month LIBOR + 1.640%, Cap 7.817%, Floor 1.640%) 2.817%, 5/1/49(1)	17,731	18,343
Pool #841057 (12 month LIBOR + 1.629%, Cap 8.326%, Floor 1.629%) 2.390%, 6/1/50(1)	1,661	1,707
FRESB Mortgage Trust
2015-SB6, A5 (1 month LIBOR + 0.700%) 0.794%, 9/25/35(1)	955	956
2016-SB13, A5H (1 month LIBOR + 0.700%) 0.794%, 1/25/36(1)	9,886	9,883
2016-SB16, A5H (1 month LIBOR + 0.700%) 0.794%, 5/25/36(1)	7,248	7,245
2016-SB18, A5H (1 month LIBOR + 0.700%) 0.794%, 5/25/36(1)	505	504

See Notes to Financial Statements

Seix U.S. Government Securities Ultra-Short Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021
($ reported in thousands)
	Par Value	Value
Agency—continued
2016-SB23, A5H (1 month LIBOR + 0.700%) 0.794%, 9/25/36(1)	$ 1,087	$ 1,086
2015-SB3, A5 (1 month LIBOR + 0.700%) 0.794%, 8/25/42(1)	301	301
2016-SB19, A5H (1 month LIBOR + 0.700%) 0.794%, 1/25/46(1)	1,009	1,009
Government National Mortgage Association
2003-57, FA (1 month LIBOR + 0.450%, Cap 7.000%, Floor 0.450%) 0.558%, 7/16/33(1)	2,934	2,951
2003-67, FP (1 month LIBOR + 0.900%, Cap 8.000%, Floor 0.900%) 1.004%, 8/20/33(1)	2,504	2,530
2004-38, FA (1 month LIBOR + 0.400%, Cap 8.000%, Floor 0.400%) 0.508%, 5/16/34(1)	3,746	3,761
2009-88, FA (1 month LIBOR + 0.750%, Cap 7.000%, Floor 0.750%) 0.858%, 10/16/39(1)	5,263	5,357
2011-28, FG (1 month LIBOR + 0.500%, Cap 6.500%, Floor 0.500%) 0.604%, 12/20/40(1)	7,603	7,659
2017-95, PG 2.500%, 12/20/45	809	820
2019-38, BA 2.500%, 8/20/48	8,940	9,038
Government National Mortgage Association I
Pool #AC3667 1.660%, 8/15/26	952	962
Pool #778776 3.000%, 1/15/27	111	116
Pool #AA8329 2.000%, 2/15/28	443	451
Pool #AF1057 2.000%, 7/15/28	126	130
Government National Mortgage Association II
Pool #4954 3.000%, 2/20/26	127	133
Pool #MA0299 2.500%, 8/20/27	524	539
Pool #MA0908 2.500%, 4/20/28	278	287
Pool #MA1132 2.000%, 7/20/28	6,701	6,813
Pool #CC0194 3.000%, 2/20/36	2,141	2,202
Small Business Administration
Pool #510076 (PRIME minus 2.650%) 0.600%, 5/25/27(1)	3,018	3,043
Pool #510083 (PRIME minus 2.650%) 0.600%, 9/25/27(1)	910	917
Pool #510241 (PRIME minus 2.600%) 0.650%, 10/25/27(1)	2,756	2,791
Pool #510254 (PRIME minus 2.600%) 0.650%, 5/25/28(1)	5,541	5,614
	Par Value	Value
Agency—continued
Pool #510228 (PRIME minus 2.500%) 0.750%, 7/25/28(1)	$ 810	$ 823
Pool #510219 (PRIME minus 2.650%) 0.600%, 11/25/28(1)	2,558	2,580
Pool #510273 (PRIME minus 2.500%) 0.750%, 11/25/28(1)	4,625	4,702
Pool #510256 (PRIME minus 2.600%) 0.650%, 12/25/28(1)	5,532	5,605
Pool #510032 (PRIME minus 2.650%) 0.600%, 6/25/34(1)	2,775	2,801
Total Mortgage-Backed Securities (Identified Cost $793,413)		798,259

Total Long-Term Investments—90.4% (Identified Cost $793,413)		798,259

	Shares
Short-Term Investment—8.2%
Money Market Mutual Fund—8.2%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(2)	72,334,310	72,334
Total Short-Term Investment (Identified Cost $72,334)		72,334

TOTAL INVESTMENTS—98.6% (Identified Cost $865,747)		$870,593
Other assets and liabilities, net—1.4%		12,801
NET ASSETS—100.0%		$883,394

Abbreviations:
CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
SOFR30A	Secured Overnight Financing Rate 30 Day Average

Footnote Legend:
(1)	Variable rate security. Rate disclosed is as of December 31, 2021. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

For information regarding the abbreviations, see the Key Investment Terms starting on page 5.
See Notes to Financial Statements

Seix U.S. Government Securities Ultra-Short Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021
($ reported in thousands)
Exchange-Traded Futures contracts as of December 31, 2021 were as follows:
Issue	Expiration	Contracts Purchased/(Sold)	Notional Value	Value / Unrealized Appreciation	Value / Unrealized (Depreciation)
2 Year U.S. Treasury Note Future	March 2022	(44)	$ (9,600)	$ 9	$ —
5 Year U.S. Treasury Note Future	March 2022	(429)	(51,899)	—	(233)
Total				$ 9	$ (233)
The following table summarizes the market value of the Fund’s investments as of December 31, 2021, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Debt Securities:
Mortgage-Backed Securities	$798,259	$ —	$798,259
Money Market Mutual Fund	72,334	72,334	—
Other Financial Instruments:
Futures Contracts	9	9	—
Total Assets	870,602	72,343	798,259
Liabilities:
Other Financial Instruments:
Futures Contracts	(233)	(233)	—
Total Liabilities	(233)	(233)	—
Total Investments	$870,369	$72,110	$798,259
There were no securities valued using significant unobservable inputs (Level 3) at December 31, 2021.
Securities held by the Fund with an end of period value of $12,482 were transferred from Level 3 to Level 2 due to an increase in trading activities at period end.
The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.
	Total	Asset- Backed Securities
Investments in Securities
Balance as of December 31, 2020:	$ 12,299	$ 12,299
Accrued discount/(premium)	(1)	(1)
Change in unrealized appreciation (depreciation)	(1)	(1)
Purchases	185	185
Transfers from Level 3	(12,482)	(12,482)
Balance as of December 31, 2021	$ —	$ —
See Notes to Financial Statements

Seix U.S. Mortgage Fund
SCHEDULE OF INVESTMENTS December 31, 2021
($ reported in thousands)
	Par Value	Value
U.S. Government Security—4.6%
U.S. Treasury Notes 1.375%, 11/15/31	$ 345	$ 341
Total U.S. Government Security (Identified Cost $339)		341

Mortgage-Backed Securities—86.2%
Agency—86.2%
Federal Home Loan Mortgage Corp.
Pool #Q10929 3.500%, 9/1/42	129	139
Pool #Q26366 4.000%, 5/1/44	71	78
Pool #V81283 4.000%, 7/1/44	141	154
Pool #G61157 3.500%, 10/1/44	90	96
Pool #V81992 4.000%, 10/1/45	88	96
Pool #Q40815 3.500%, 6/1/46	225	242
Pool #ZA4786 3.000%, 12/1/46	128	135
Pool #Q46110 3.500%, 2/1/47	132	142
Pool #Q53881 4.500%, 1/1/48	154	169
Pool #ZT0509 3.000%, 8/1/48	110	115
Pool #QA5557 3.000%, 12/1/49	130	135
Pool #QA8043 3.000%, 3/1/50	128	134
Pool #QA8967 3.000%, 4/1/50	209	218
Pool #QB9831 2.500%, 3/1/51	350	360
Pool #QC2692 3.000%, 6/1/51	130	136
Pool #QC2749 3.000%, 6/1/51	232	241
Pool #QC4721 3.000%, 7/1/51	140	147
Federal National Mortgage Association
Pool #MA2164 3.500%, 2/1/35	92	99
Pool #AL7497 3.500%, 9/1/40	186	199
Pool #AL0215 4.500%, 4/1/41	67	75
Pool #AO8632 3.500%, 7/1/42	205	221
Pool #AP9633 2.500%, 10/1/42	278	287
Pool #MA2341 4.500%, 6/1/45	42	46
Pool #AY8851 4.000%, 8/1/45	73	79
Pool #BE5050 4.000%, 9/1/45	89	97
	Par Value	Value

Agency—continued
Pool #BA4799 4.000%, 2/1/46	$ 163	$ 178
Pool #BE7155 3.500%, 2/1/47	288	309
Pool #BM3564 3.000%, 7/1/47	170	178
Pool #BH9277 3.500%, 2/1/48	213	226
Pool #BO5325 3.000%, 11/1/49	101	105
Pool #CA6053 3.000%, 6/1/50	129	135
Pool #BQ7616 2.500%, 11/1/50	180	184
Pool #FM7290 3.000%, 5/1/51	177	186
Pool #BT1809 3.000%, 6/1/51	188	196
Pool #BT2849 3.000%, 6/1/51	193	202
Pool #FM7984 3.500%, 6/1/51	86	91
Pool #BT9860 2.500%, 10/1/51	498	509
Government National Mortgage Association I Pool #AE8170 4.000%, 2/15/44	38	42
Total Mortgage-Backed Securities (Identified Cost $6,223)		6,381

Total Long-Term Investments—90.8% (Identified Cost $6,562)		6,722

	Shares
Short-Term Investment—8.8%
Money Market Mutual Fund—8.8%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(1)	656,393	656
Total Short-Term Investment (Identified Cost $656)		656

TOTAL INVESTMENTS—99.6% (Identified Cost $7,218)		$7,378
Other assets and liabilities, net—0.4%		26
NET ASSETS—100.0%		$7,404

Footnote Legend:
(1)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
See Notes to Financial Statements

Seix U.S. Mortgage Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021
($ reported in thousands)
The following table summarizes the market value of the Fund’s investments as of December 31, 2021, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Debt Securities:
Mortgage-Backed Securities	$6,381	$ —	$6,381
U.S. Government Security	341	—	341
Money Market Mutual Fund	656	656	—
Total Investments	$7,378	$656	$6,722
There were no securities valued using significant unobservable inputs (Level 3) at December 31, 2021.
There were no transfers into or out of Level 3 related to securities held at December 31, 2021.
See Notes to Financial Statements

Seix Ultra-Short Bond Fund
SCHEDULE OF INVESTMENTS December 31, 2021
($ reported in thousands)
	Par Value	Value
Mortgage-Backed Securities—25.9%
Agency—7.1%
Federal National Mortgage Association
Pool #AM2292 (1 month LIBOR + 0.350%, Cap 97.760%, Floor 0.350%) 0.444%, 1/1/23(1)	$ 268	$ 268
Pool #BL0422 (1 month LIBOR + 0.370%, Cap 98.890%, Floor 0.370%) 0.464%, 11/1/23(1)	318	318
Pool #AN4300 (1 month LIBOR + 0.560%, Cap 98.150%, Floor 0.560%) 0.654%, 1/1/24(1)	708	708
Pool #AN9445 3.480%, 7/1/25	393	392
FRESB Mortgage Trust
2015-SB7, A5 (1 month LIBOR + 0.700%) 0.794%, 9/25/35(1)	205	203
2016-SB16, A5H (1 month LIBOR + 0.700%) 0.794%, 5/25/36(1)	316	316
Small Business Administration Pool #510273 (PRIME minus 2.500%) 0.750%, 11/25/28(1)	925	940
		3,145

Non-Agency—18.8%
BWAY Mortgage Trust 2013-1515, A1 144A 2.809%, 3/10/33(2)	1,095	1,121
Citigroup Commercial Mortgage Trust 2018-TBR, B (1 month LIBOR + 1.150%, Cap N/A, Floor 1.150%) 144A 1.260%, 12/15/36(1)(2)	1,122	1,117
Cold Storage Trust 2020-ICE5, A (1 month LIBOR + 0.900%, Cap N/A, Floor 0.900%) 144A 1.010%, 11/15/37(1)(2)	983	982
Hawaii Hotel Trust 2019-MAUI, A (1 month LIBOR + 1.150%, Cap N/A, Floor 1.150%) 144A 1.260%, 5/15/38(1)(2)	1,180	1,179
KKR Industrial Portfolio Trust 2021-KDIP, A (1 month LIBOR + 0.550%, Cap N/A, Floor 0.550%) 144A 0.660%, 12/15/37(1)(2)	302	300
MAD Mortgage Trust 2017-330M, A 144A 3.188%, 8/15/34(1)(2)	1,000	1,012
MHC Commercial Mortgage Trust 2021-MHC, A (1 month LIBOR + 0.801%, Cap N/A, Floor 0.801%) 144A 0.911%, 4/15/38(1)(2)	500	499
STWD Trust 2021-FLWR, B (1 month LIBOR + 0.926%, Cap N/A, Floor 0.926%) 144A 1.036%, 7/15/36(1)(2)	1,000	988
Wells Fargo Commercial Mortgage Trust 2021-SAVE, A (1 month LIBOR + 1.150%, Cap N/A, Floor 1.150%) 144A 1.260%, 2/15/40(1)(2)	1,073	1,073
		8,271

Total Mortgage-Backed Securities (Identified Cost $11,447)		11,416

	Par Value	Value

Asset-Backed Securities—18.4%
Automobiles—3.3%
Canadian Pacer Auto Receivables Trust 2020-1A, B 144A 2.000%, 7/21/25(2)	$ 1,000	$ 1,011
Westlake Automobile Receivables Trust 2020-1A, B 144A 1.940%, 4/15/25(2)	425	427
		1,438

Credit Card—4.2%
Capital One Multi-Asset Execution Trust 2005-B3, B3 (3 month LIBOR + 0.550%, Cap N/A, Floor 0.550%) 0.674%, 5/15/28(1)	750	745
Citibank Credit Card Issuance Trust 2017-A6, A6 (1 month LIBOR + 0.770%) 0.879%, 5/14/29(1)	1,100	1,117
		1,862

Other—5.7%
Domino’s Pizza Master Issuer LLC 2018-1A, A2I 144A 4.116%, 7/25/48(2)	485	496
Verizon Owner Trust 2019-C, A1A 1.940%, 4/22/24	940	947
Wendy’s Funding LLC 2018-1A, A2II 144A 3.884%, 3/15/48(2)	1,033	1,072
		2,515

Student Loan—5.2%
Goal Capital Funding Trust 2010-1, A (3 month LIBOR + 0.700%, Cap N/A, Floor 0.700%) 144A 0.880%, 8/25/48(1)(2)	955	956
SLM Student Loan Trust
2005-4, A3 (3 month LIBOR + 0.120%) 0.244%, 1/25/27(1)	508	506
2005-7, A4 (3 month LIBOR + 0.150%) 0.274%, 10/25/29(1)	832	829
		2,291

Total Asset-Backed Securities (Identified Cost $8,105)		8,106

Corporate Bonds and Notes—49.5%
Communication Services—3.1%
AT&T, Inc. (SOFR + 0.640%) 0.690%, 3/25/24(1)	1,347	1,347
Consumer Discretionary—2.5%
Eaton Corp. 2.750%, 11/2/22	494	503
Hyatt Hotels Corp. 1.800%, 10/1/24	364	364
Ralph Lauren Corp. 1.700%, 6/15/22	228	230
		1,097

See Notes to Financial Statements

Seix Ultra-Short Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021
($ reported in thousands)
	Par Value	Value

Consumer Staples—2.5%
7-Eleven, Inc. 144A 0.800%, 2/10/24(2)	$ 1,090	$ 1,078
Energy—8.6%
Continental Resources, Inc. 144A 2.268%, 11/15/26(2)	566	562
HollyFrontier Corp. 2.625%, 10/1/23	1,058	1,078
Pioneer Natural Resources Co. 0.750%, 1/15/24	1,100	1,085
Williams Cos., Inc. (The) 4.300%, 3/4/24	1,004	1,059
		3,784

Financials—21.7%
AerCap Ireland Capital DAC 1.650%, 10/29/24	985	983
Barclays plc 1.007%, 12/10/24	1,050	1,042
Caterpillar Financial Services Corp. (SOFR + 0.270%) 0.320%, 9/13/24(1)	1,000	1,002
Credit Suisse AG (SOFR + 0.450%) 0.500%, 2/4/22(1)	535	535
Daimler Trucks Finance North America LLC 144A (SOFR + 0.750%) 0.800%, 12/13/24(1)(2)	1,150	1,151
General Motors Financial Co., Inc. 1.700%, 8/18/23	1,285	1,297
Goldman Sachs Group, Inc. (The) (SOFR + 0.500%) 0.550%, 9/10/24(1)	1,220	1,219
Morgan Stanley 0.791%, 1/22/25	880	871
United Airlines Pass-Through-Trust 2020-1, B 4.875%, 1/15/26	956	996
Wells Fargo & Co. 1.654%, 6/2/24	457	461
		9,557

Industrials—5.4%
Boeing Co. (The) 4.508%, 5/1/23	1,270	1,327
Park Aerospace Holdings Ltd. 144A 4.500%, 3/15/23(2)	1,034	1,067
		2,394

Information Technology—2.2%
Skyworks Solutions, Inc. 0.900%, 6/1/23	973	968
Utilities—3.5%
Pacific Gas and Electric Co. 1.750%, 6/16/22	827	827
	Par Value	Value

Utilities—continued
Southern Co. (The) 2.950%, 7/1/23	$ 700	$ 717
		1,544

Total Corporate Bonds and Notes (Identified Cost $21,775)		21,769

Total Long-Term Investments—93.8% (Identified Cost $41,327)		41,291

	Shares
Short-Term Investment—8.2%
Money Market Mutual Fund—8.2%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(3)	3,617,080	3,617
Total Short-Term Investment (Identified Cost $3,617)		3,617

TOTAL INVESTMENTS—102.0% (Identified Cost $44,944)		$44,908
Other assets and liabilities, net—(2.0)%		(896)
NET ASSETS—100.0%		$44,012

Abbreviations:
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
SOFR	Secured Overnight Financing Rate

Footnote Legend:
(1)	Variable rate security. Rate disclosed is as of December 31, 2021. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021, these securities amounted to a value of $16,091 or 36.6% of net assets.
(3)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings (Unaudited)†
United States	90%
Cayman Islands	3
United Kingdom	2
Canada	2
Ireland	2
Switzerland	1
Total	100%
† % of total investments as of December 31, 2021.

For information regarding the abbreviations, see the Key Investment Terms starting on page 5.
See Notes to Financial Statements

Seix Ultra-Short Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021
($ reported in thousands)
Exchange-Traded Futures contracts as of December 31, 2021 were as follows:
Issue	Expiration	Contracts Purchased/(Sold)	Notional Value	Value / Unrealized Appreciation	Value / Unrealized (Depreciation)
Short Contracts:
2 Year U.S. Treasury Note Future	March 2022	(16)	$(3,491)	$3	$—
Total				$3	$—
The following table summarizes the market value of the Fund’s investments as of December 31, 2021, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Debt Securities:
Asset-Backed Securities	$ 8,106	$ —	$ 8,106
Corporate Bonds and Notes	21,769	—	21,769
Mortgage-Backed Securities	11,416	—	11,416
Money Market Mutual Fund	3,617	3,617	—
Other Financial Instruments:
Futures Contracts	3	3	—
Total Investments	$44,911	$3,620	$41,291
There were no securities valued using significant unobservable inputs (Level 3) at December 31, 2021.
There were no transfers into or out of Level 3 related to securities held at December 31, 2021.
See Notes to Financial Statements

VIRTUS ASSET TRUST
STATEMENTS OF ASSETS AND LIABILITIES December 31, 2021
(Reported in thousands except shares and per share amounts)
	Seix Core Bond Fund	Seix Corporate Bond Fund	Seix Floating Rate High Income Fund
Assets
Investment in securities at value(1)(2)	$ 107,784	$ 62,344	$ 2,550,515
Cash	100	50	9,495
Cash pledged as collateral for cleared swaps	—	204	—
Receivables
Investment securities sold	—	—	56,810
Fund shares sold	93	192	10,196
Dividends and interest	351	473	6,810
Securities lending income	— (a)	—	—
Prepaid expenses	15	28	98
Other assets	10	6	208
Total assets	108,353	63,297	2,634,132
Liabilities
Due to broker	—	3	—
Margin due to counterparty on cleared swaps	—	4	—
Payables
Fund shares repurchased	293	399	4,504
Investment securities purchased	349	—	211,886
Collateral on securities loaned	350	—	—
Dividend distributions	9	7	952
Investment advisory fees	3	12	649
Distribution and service fees	2	2	21
Administration and accounting fees	9	6	198
Transfer agent and sub-transfer agent fees and expenses	33	16	579
Professional fees	27	27	30
Trustee deferred compensation plan	10	6	208
Interest expense and/or commitment fees	— (a)	— (a)	141
Other accrued expenses	10	8	157
Unrealized depreciation on unfunded loan commitments	—	—	60
Total liabilities	1,095	490	219,385
Net Assets	$ 107,258	$ 62,807	$ 2,414,747
Net Assets Consist of:
Capital paid in on shares of beneficial interest	$ 105,799	$ 60,856	$ 3,148,514
Accumulated earnings (loss)	1,459	1,951	(733,767)
Net Assets	$ 107,258	$ 62,807	$ 2,414,747
Net Assets:
Class A	$ 8,651	$ 7,806	$ 42,301
Class C	$ —	$ 819	$ 14,303
Class I	$ 96,081	$ 54,087	$ 2,102,532
Class R6	$ 2,526	$ 95	$ 255,611
Shares Outstanding (unlimited number of shares authorized, no par value):
Class A	772,422	836,472	5,137,856
Class C	—	88,236	1,736,506
Class I	8,576,042	5,825,270	255,327,028
Class R6	225,434	10,256	31,018,349
Net Asset Value and Redemption Price Per Share:*
Class A	$ 11.20	$ 9.33	$ 8.23
Class C	$ —	$ 9.29	$ 8.24
Class I	$ 11.20	$ 9.28	$ 8.23
Class R6	$ 11.20	$ 9.28	$ 8.24
Maximum Offering Price Per Share (NAV/(1-Maximum Sales Charge)):
Class A	$ 11.64	$ 9.69	$ 8.46
Maximum Sales Charge - Class A	3.75%	3.75%	2.75%
(1) Investment in securities at cost	$ 106,539	$ 60,862	$ 2,563,769
(2) Market value of securities on loan	$ 336	$ —	$ —
(3) Includes premiums paid (received) on swaps	$ —	$ (388)	$ —

(a)	Amount is less than $500.
*	Net Asset Value and Redemption Price Per Share are calculated using unrounded net assets.
See Notes to Financial Statements

VIRTUS ASSET TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2021
(Reported in thousands except shares and per share amounts)
	Seix High Grade Municipal Bond Fund	Seix High Income Fund	Seix High Yield Fund
Assets
Investment in securities at value(1)(2)	$ 58,728	$ 209,388	$ 459,902
Cash	100	114	5,459
Receivables
Investment securities sold	3,264	75	3
Fund shares sold	— (a)	64	898
Dividends and interest	674	3,346	6,890
Securities lending income	—	2	2
Prepaid expenses	13	18	41
Other assets	5	18	40
Total assets	62,784	213,025	473,235
Liabilities
Payables
Fund shares repurchased	149	895	398
Investment securities purchased	4,398	—	—
Collateral on securities loaned	—	4,027	3,370
Dividend distributions	98	4	155
Investment advisory fees	14	58	149
Distribution and service fees	1	4	4
Administration and accounting fees	6	17	38
Transfer agent and sub-transfer agent fees and expenses	14	73	92
Professional fees	27	27	30
Trustee deferred compensation plan	5	18	40
Interest expense and/or commitment fees	— (a)	1	1
Other accrued expenses	3	16	25
Total liabilities	4,715	5,140	4,302
Net Assets	$ 58,069	$ 207,885	$ 468,933
Net Assets Consist of:
Capital paid in on shares of beneficial interest	$ 55,481	$ 300,057	$ 510,730
Accumulated earnings (loss)	2,588	(92,172)	(41,797)
Net Assets	$ 58,069	$ 207,885	$ 468,933
Net Assets:
Class A	$ 6,711	$ 17,612	$ 18,370
Class I	$ 51,358	$ 179,018	$ 430,620
Class R6	$ —	$ 11,255	$ 19,943
Shares Outstanding (unlimited number of shares authorized, no par value):
Class A	550,782	2,730,526	2,147,146
Class I	4,215,712	27,793,228	49,068,840
Class R6	—	1,748,281	2,271,309
Net Asset Value and Redemption Price Per Share:*
Class A	$ 12.18	$ 6.45	$ 8.56
Class I	$ 12.18	$ 6.44	$ 8.78
Class R6	$ —	$ 6.44	$ 8.78
Maximum Offering Price Per Share (NAV/(1-Maximum Sales Charge)):
Class A	$ 12.52	$ 6.70	$ 8.89
Maximum Sales Charge - Class A	2.75%	3.75%	3.75%
(1) Investment in securities at cost	$ 56,242	$ 206,996	$ 456,344
(2) Market value of securities on loan	$ —	$ 3,863	$ 3,257

(a)	Amount is less than $500.
*	Net Asset Value and Redemption Price Per Share are calculated using unrounded net assets.
See Notes to Financial Statements

VIRTUS ASSET TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2021
(Reported in thousands except shares and per share amounts)
	Seix Investment Grade Tax-Exempt Bond Fund	Seix Short-Term Bond Fund	Seix Short-Term Municipal Bond Fund
Assets
Investment in securities at value(1)	$ 286,834	$ 12,598	$ 7,773
Cash	1,000	50	50
Receivables
Investment securities sold	6,203	—	—
Fund shares sold	445	—	— (a)
Receivable from adviser	—	2	5
Dividends and interest	2,724	24	75
Prepaid expenses	15	11	9
Other assets	23	1	1
Total assets	297,244	12,686	7,913
Liabilities
Payables
Fund shares repurchased	2,476	503	50
Investment securities purchased	37,001	—	—
Dividend distributions	773	1	6
Investment advisory fees	58	—	—
Distribution and service fees	2	2	— (a)
Administration and accounting fees	22	2	1
Transfer agent and sub-transfer agent fees and expenses	83	2	3
Professional fees	27	27	26
Trustee deferred compensation plan	23	1	1
Interest expense and/or commitment fees	1	— (a)	— (a)
Other accrued expenses	14	2	1
Total liabilities	40,480	540	88
Net Assets	$ 256,764	$ 12,146	$ 7,825
Net Assets Consist of:
Capital paid in on shares of beneficial interest	$ 249,154	$ 12,173	$ 7,738
Accumulated earnings (loss)	7,610	(27)	87
Net Assets	$ 256,764	$ 12,146	$ 7,825
Net Assets:
Class A	$ 7,592	$ 4,826	$ 924
Class C	$ —	$ 1,058	$ —
Class I	$ 249,172	$ 6,262	$ 6,901
Shares Outstanding (unlimited number of shares authorized, no par value):
Class A	647,138	480,149	93,672
Class C	—	105,279	—
Class I	21,266,428	624,703	699,401
Net Asset Value and Redemption Price Per Share:*
Class A	$ 11.73	$ 10.05	$ 9.86
Class C	$ —	$ 10.05	$ —
Class I	$ 11.72	$ 10.02	$ 9.87
Maximum Offering Price Per Share (NAV/(1-Maximum Sales Charge)):
Class A	$ 12.06	$ 10.28	$ 10.09
Maximum Sales Charge - Class A	2.75%	2.25%	2.25%
(1) Investment in securities at cost	$ 279,467	$ 12,635	$ 7,684

(a)	Amount is less than $500.
*	Net Asset Value and Redemption Price Per Share are calculated using unrounded net assets.
See Notes to Financial Statements

VIRTUS ASSET TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2021
(Reported in thousands except shares and per share amounts)
	Seix Total Return Bond Fund	Seix U.S. Government Securities Ultra-Short Bond Fund	Seix U.S. Mortgage Fund
Assets
Investment in securities at value(1)(2)	$ 380,844	$ 870,593	$ 7,378
Cash	1,000	1,000	50
Cash pledged as collateral for futures	—	419	—
Due from broker	—	3	—
Receivables
Investment securities sold	—	3,071	—
Fund shares sold	236	7,924	— (a)
Receivable from adviser	—	—	8
Dividends and interest	1,376	1,032	17
Securities lending income	— (a)	—	—
Prepaid expenses	31	54	12
Other assets	34	77	1
Total assets	383,521	884,173	7,466
Liabilities
Due to broker	18	—	—
Margin due to counterparty on cleared swaps	25	—	—
Variation margin payable on futures contracts	—	32	—
Payables
Fund shares repurchased	703	198	18
Investment securities purchased	3,289	—	—
Collateral on securities loaned	101	—	—
Dividend distributions	25	36	3
Investment advisory fees	55	52	—
Distribution and service fees	3	3	1
Administration and accounting fees	32	73	1
Transfer agent and sub-transfer agent fees and expenses	97	233	9
Professional fees	31	29	27
Trustee deferred compensation plan	34	77	1
Interest expense and/or commitment fees	1	3	— (a)
Other accrued expenses	25	43	2
Total liabilities	4,439	779	62
Net Assets	$ 379,082	$ 883,394	$ 7,404
Net Assets Consist of:
Capital paid in on shares of beneficial interest	$ 372,642	$ 883,526	$ 7,173
Accumulated earnings (loss)	6,440	(132)	231
Net Assets	$ 379,082	$ 883,394	$ 7,404
Net Assets:
Class A	$ 11,991	$ 15,323	$ 3,698
Class C	$ —	$ —	$ 147
Class I	$ 274,304	$ 710,303	$ 3,559
Class R6	$ 92,787	$ 157,768	$ —
Shares Outstanding (unlimited number of shares authorized, no par value):
Class A	1,030,812	1,531,341	338,146
Class C	—	—	13,429
Class I	24,391,698	70,996,955	325,013
Class R6	8,253,663	15,749,267	—
Net Asset Value and Redemption Price Per Share:*
Class A	$ 11.63	$ 10.01	$ 10.94
Class C	$ —	$ —	$ 10.96
Class I	$ 11.25	$ 10.00	$ 10.95
Class R6	$ 11.24	$ 10.02	$ —
Maximum Offering Price Per Share (NAV/(1-Maximum Sales Charge)):
Class A	$ 12.08	$ —	$ 11.19
Maximum Sales Charge - Class A	3.75%	—%	2.25%
(1) Investment in securities at cost	$ 376,810	$ 865,747	$ 7,218
(2) Market value of securities on loan	$ 97	$ —	$ —
(3) Includes premiums paid (received) on swaps	$ (2,544)	$ —	$ —

(a)	Amount is less than $500.
*	Net Asset Value and Redemption Price Per Share are calculated using unrounded net assets.
See Notes to Financial Statements

VIRTUS ASSET TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2021
(Reported in thousands except shares and per share amounts)
Seix Ultra-Short Bond Fund
Assets
Investment in securities at value(1)	$ 44,908
Cash	100
Due from broker	1
Cash pledged as collateral for futures	8
Receivables
Investment securities sold	11
Fund shares sold	457
Dividends and interest	119
Prepaid expenses	17
Other assets	4
Total assets	45,625
Liabilities
Variation margin payable on futures contracts	1
Payables
Fund shares repurchased	21
Investment securities purchased	1,525
Investment advisory fees	7
Distribution and service fees	1
Administration and accounting fees	4
Transfer agent and sub-transfer agent fees and expenses	11
Professional fees	26
Trustee deferred compensation plan	4
Interest expense and/or commitment fees	— (a)
Other accrued expenses	13
Total liabilities	1,613
Net Assets	$ 44,012
Net Assets Consist of:
Capital paid in on shares of beneficial interest	$ 44,666
Accumulated earnings (loss)	(654)
Net Assets	$ 44,012
Net Assets:
Class A	$ 5,049
Class I	$ 38,963
Shares Outstanding (unlimited number of shares authorized, no par value):
Class A	508,941
Class I	3,929,896
Net Asset Value and Redemption Price Per Share:*
Class A	$ 9.92
Class I	$ 9.91
Maximum Offering Price Per Share (NAV/(1-Maximum Sales Charge)):
Class A	$ —
Maximum Sales Charge - Class A	—%
(1) Investment in securities at cost	$ 44,944

(a)	Amount is less than $500.
*	Net Asset Value and Redemption Price Per Share are calculated using unrounded net assets.
See Notes to Financial Statements

VIRTUS ASSET TRUST
STATEMENTS OF OPERATIONS YEAR ENDED December 31, 2021
($ reported in thousands)
	Seix Core Bond Fund	Seix Corporate Bond Fund	Seix Floating Rate High Income Fund
Investment Income
Dividends	$ 1	$ 1	$ 2,694
Interest	1,913	3,186	88,350
Securities lending, net of fees	4	3	—
Total investment income	1,918	3,190	91,044
Expenses
Investment advisory fees	333	461	8,922
Distribution and service fees, Class A	24	22	98
Distribution and service fees, Class C	—	12	169
Administration and accounting fees	139	121	2,093
Transfer agent fees and expenses	56	48	898
Sub-transfer agent fees and expenses, Class A	13	10	32
Sub-transfer agent fees and expenses, Class C	—	1	19
Sub-transfer agent fees and expenses, Class I	144	118	2,133
Custodian fees	2	1	5
Printing fees and expenses	7	10	82
Professional fees	29	32	67
Interest expense and/or commitment fees	1	1	328
Registration fees	43	63	132
Trustees’ fees and expenses	8	6	103
Miscellaneous expenses	24	20	472
Total expenses	823	926	15,553
Less net expenses reimbursed and/or waived by investment adviser(1)	(145)	(85)	(1,864)
Less low balance account fees	—	— (2)	—
Net expenses	678	841	13,689
Net investment income (loss)	1,240	2,349	77,355
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	1,042	1,908	(48,396)
Swaps	—	(313)	—
Net change in unrealized appreciation (depreciation) on:
Investments	(5,260)	(6,005)	79,545
Swaps	—	(10)	—
Net realized and unrealized gain (loss) on investments	(4,218)	(4,420)	31,149
Net increase (decrease) in net assets resulting from operations	$(2,978)	$(2,071)	$108,504

(1)	See Note 4D in Notes to Financial Statements.
(2)	Amount is less than $500.
See Notes to Financial Statements

VIRTUS ASSET TRUST
STATEMENTS OF OPERATIONS (Continued)
YEAR ENDED December 31, 2021
($ reported in thousands)
	Seix High Grade Municipal Bond Fund	Seix High Income Fund	Seix High Yield Fund
Investment Income
Dividends	$ 3	$ 4	$ 10
Interest	1,133	12,437	21,771
Securities lending, net of fees	—	39	41
Total investment income	1,136	12,480	21,822
Expenses
Investment advisory fees	346	1,230	2,024
Distribution and service fees, Class A	11	49	42
Administration and accounting fees	76	228	450
Transfer agent fees and expenses	29	93	185
Sub-transfer agent fees and expenses, Class A	2	27	20
Sub-transfer agent fees and expenses, Class I	60	269	375
Custodian fees	— (1)	2	2
Printing fees and expenses	4	13	19
Professional fees	28	31	35
Interest expense and/or commitment fees	— (1)	2	3
Registration fees	30	44	80
Trustees’ fees and expenses	4	12	22
Miscellaneous expenses	6	31	54
Total expenses	596	2,031	3,311
Less net expenses reimbursed and/or waived by investment adviser(2)	(183)	(469)	(418)
Net expenses	413	1,562	2,893
Net investment income (loss)	723	10,918	18,929
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	734	3,988	8,198
Net change in unrealized appreciation (depreciation) on:
Investments	(1,188)	(4,607)	(11,316)
Net realized and unrealized gain (loss) on investments	(454)	(619)	(3,118)
Net increase (decrease) in net assets resulting from operations	$ 269	$10,299	$ 15,811

(1)	Amount is less than $500.
(2)	See Note 4D in Notes to Financial Statements.
See Notes to Financial Statements

VIRTUS ASSET TRUST
STATEMENTS OF OPERATIONS (Continued)
YEAR ENDED December 31, 2021
($ reported in thousands)
	Seix Investment Grade Tax-Exempt Bond Fund	Seix Short-Term Bond Fund	Seix Short-Term Municipal Bond Fund
Investment Income
Dividends	$ 18	$ —(1)	$ —(1)
Interest	3,574	148	86
Total investment income	3,592	148	86
Expenses
Investment advisory fees	1,398	54	36
Distribution and service fees, Class A	21	11	2
Distribution and service fees, Class C	—	14	—
Administration and accounting fees	283	21	18
Transfer agent fees and expenses	115	7	4
Sub-transfer agent fees and expenses, Class A	5	2	1
Sub-transfer agent fees and expenses, Class C	—	1	—
Sub-transfer agent fees and expenses, Class I	317	6	13
Custodian fees	1	— (1)	— (1)
Printing fees and expenses	10	3	2
Professional fees	37	27	27
Interest expense and/or commitment fees	2	— (1)	— (1)
Registration fees	39	33	25
Trustees’ fees and expenses	15	1	1
Miscellaneous expenses	18	6	3
Total expenses	2,261	186	132
Less net expenses reimbursed and/or waived by investment adviser(2)	(689)	(86)	(92)
Net expenses	1,572	100	40
Net investment income (loss)	2,020	48	46
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	2,920	107	98
Net change in unrealized appreciation (depreciation) on:
Investments	(4,681)	(275)	(168)
Net realized and unrealized gain (loss) on investments	(1,761)	(168)	(70)
Net increase (decrease) in net assets resulting from operations	$ 259	$(120)	$ (24)

(1)	Amount is less than $500.
(2)	See Note 4D in Notes to Financial Statements.
See Notes to Financial Statements

VIRTUS ASSET TRUST
STATEMENTS OF OPERATIONS (Continued)
YEAR ENDED December 31, 2021
($ reported in thousands)
	Seix Total Return Bond Fund	Seix U.S. Government Securities Ultra-Short Bond Fund	Seix U.S. Mortgage Fund
Investment Income
Dividends	$ 4	$ 17	$ —(1)
Interest	7,115	6,557	99
Securities lending, net of fees	14	—	1
Total investment income	7,133	6,574	100
Expenses
Investment advisory fees	1,044	2,160	48
Distribution and service fees, Class A	33	63	10
Distribution and service fees, Class C	—	—	3
Administration and accounting fees	418	1,106	19
Transfer agent fees and expenses	173	460	5
Sub-transfer agent fees and expenses, Class A	21	13	32
Sub-transfer agent fees and expenses, Class C	—	—	— (1)
Sub-transfer agent fees and expenses, Class I	337	1,286	10
Custodian fees	2	5	1
Printing fees and expenses	18	33	4
Professional fees	35	40	27
Interest expense and/or commitment fees	3	8	— (1)
Registration fees	93	77	33
Trustees’ fees and expenses	22	62	1
Miscellaneous expenses	56	44	4
Total expenses	2,255	5,357	197
Less net expenses reimbursed and/or waived by investment adviser(2)	(479)	(878)	(101)
Net expenses	1,776	4,479	96
Net investment income (loss)	5,357	2,095	4
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	5,399	(437)	275
Futures	—	1,112	—
Swaps	(1,186)	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	(14,902)	(2,908)	(460)
Futures	—	(224)	—
Swaps	(66)	—	—
Net realized and unrealized gain (loss) on investments	(10,755)	(2,457)	(185)
Net increase (decrease) in net assets resulting from operations	$ (5,398)	$ (362)	$(181)

(1)	Amount is less than $500.
(2)	See Note 4D in Notes to Financial Statements.
See Notes to Financial Statements

VIRTUS ASSET TRUST
STATEMENTS OF OPERATIONS (Continued)
YEAR ENDED December 31, 2021
($ reported in thousands)
Seix Ultra-Short Bond Fund
Investment Income
Dividends	$ 1
Interest	547
Securities lending, net of fees	— (1)
Total investment income	548
Expenses
Investment advisory fees	106
Distribution and service fees, Class A	11
Administration and accounting fees	55
Transfer agent fees and expenses	21
Sub-transfer agent fees and expenses, Class A	2
Sub-transfer agent fees and expenses, Class I	36
Custodian fees	— (1)
Printing fees and expenses	5
Professional fees	27
Interest expense and/or commitment fees	— (1)
Registration fees	28
Trustees’ fees and expenses	3
Miscellaneous expenses	21
Total expenses	315
Less net expenses reimbursed and/or waived by investment adviser(2)	(110)
Net expenses	205
Net investment income (loss)	343
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	32
Futures	10
Net change in unrealized appreciation (depreciation) on:
Investments	(311)
Futures	3
Net realized and unrealized gain (loss) on investments	(266)
Net increase (decrease) in net assets resulting from operations	$ 77

(1)	Amount is less than $500.
(2)	See Note 4D in Notes to Financial Statements.
See Notes to Financial Statements

VIRTUS ASSET TRUST
STATEMENTS OF CHANGES IN NET ASSETS
($ reported in thousands)
	Seix Core Bond Fund		Seix Corporate Bond Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ 1,240	$ 1,364	$ 2,349	$ 1,696
Net realized gain (loss)	1,042	4,202	1,595	3,853
Net change in unrealized appreciation (depreciation)	(5,260)	5,015	(6,015)	5,572
Increase (decrease) in net assets resulting from operations	(2,978)	10,581	(2,071)	11,121
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(124)	(327)	(321)	(447)
Class C	—	—	(31)	(60)
Class I	(1,672)	(5,327)	(3,357)	(5,456)
Class R6	(33)	(57)	(5)	(4)
Total dividends and distributions to shareholders	(1,829)	(5,711)	(3,714)	(5,967)
Change in Net Assets from Capital Transactions (See Note 6):
Class A	(1,990)	1,228	(453)	2,634
Class C	—	—	(466)	633
Class I	(87,208)	89,947	(44,586)	66,410
Class R6	1,040	(606)	—	100
Increase (decrease) in net assets from capital transactions	(88,158)	90,569	(45,505)	69,777
Net increase (decrease) in net assets	(92,965)	95,439	(51,290)	74,931
Net Assets
Beginning of period	200,223	104,784	114,097	39,166
End of Period	$ 107,258	$ 200,223	$ 62,807	$ 114,097
See Notes to Financial Statements

VIRTUS ASSET TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	Seix Floating Rate High Income Fund		Seix High Grade Municipal Bond Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ 77,355	$ 90,284	$ 723	$ 821
Net realized gain (loss)	(48,396)	(236,209)	734	1,981
Net change in unrealized appreciation (depreciation)	79,545	27,799	(1,188)	1,856
Increase (decrease) in net assets resulting from operations	108,504	(118,126)	269	4,658
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(1,303)	(1,489)	(163)	(278)
Class C	(458)	(902)	—	—
Class I	(67,285)	(76,765)	(1,396)	(2,584)
Class R6	(7,586)	(12,298)	—	—
Total dividends and distributions to shareholders	(76,632)	(91,454)	(1,559)	(2,862)
Change in Net Assets from Capital Transactions (See Note 6):
Class A	6,442	(10,319)	(762)	535
Class C	(7,900)	(13,980)	—	—
Class I	547,342	(1,004,745)	(21,509)	19,100
Class R6	110,503	(373,965)	—	—
Increase (decrease) in net assets from capital transactions	656,387	(1,403,009)	(22,271)	19,635
Net increase (decrease) in net assets	688,259	(1,612,589)	(23,561)	21,431
Net Assets
Beginning of period	1,726,488	3,339,077	81,630	60,199
End of Period	$ 2,414,747	$ 1,726,488	$ 58,069	$ 81,630
See Notes to Financial Statements

VIRTUS ASSET TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	Seix High Income Fund		Seix High Yield Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ 10,918	$ 12,004	$ 18,929	$ 15,294
Net realized gain (loss)	3,988	(7,102)	8,198	6,887
Net change in unrealized appreciation (depreciation)	(4,607)	3,906	(11,316)	10,083
Increase (decrease) in net assets resulting from operations	10,299	8,808	15,811	32,264
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(897)	(1,081)	(659)	(275)
Class I	(9,380)	(10,159)	(17,309)	(14,542)
Class R6	(514)	(755)	(717)	(419)
Total dividends and distributions to shareholders	(10,791)	(11,995)	(18,685)	(15,236)
Change in Net Assets from Capital Transactions (See Note 6):
Class A	(2,466)	(5,511)	6,837	6,415
Class I	(24,112)	(30,506)	71,216	54,159
Class R6	2,142	(24,334)	8,158	5,442
Increase (decrease) in net assets from capital transactions	(24,436)	(60,351)	86,211	66,016
Net increase (decrease) in net assets	(24,928)	(63,538)	83,337	83,044
Net Assets
Beginning of period	232,813	296,351	385,596	302,552
End of Period	$ 207,885	$ 232,813	$ 468,933	$ 385,596
See Notes to Financial Statements

VIRTUS ASSET TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	Seix Investment Grade Tax-Exempt Bond Fund		Seix Short-Term Bond Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ 2,020	$ 2,936	$ 48	$ 124
Net realized gain (loss)	2,920	7,902	107	235
Net change in unrealized appreciation (depreciation)	(4,681)	5,316	(275)	154
Increase (decrease) in net assets resulting from operations	259	16,154	(120)	513
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(171)	(291)	(47)	(48)
Class C	—	—	(6)	(1)
Class I	(6,002)	(9,962)	(69)	(74)
Total dividends and distributions to shareholders	(6,173)	(10,253)	(122)	(123)
Change in Net Assets from Capital Transactions (See Note 6):
Class A	(1,135)	(546)	(1,354)	3,790
Class C	—	—	(1,000)	1,307
Class I	(33,788)	(12,363)	(972)	2,039
Increase (decrease) in net assets from capital transactions	(34,923)	(12,909)	(3,326)	7,136
Net increase (decrease) in net assets	(40,837)	(7,008)	(3,568)	7,526
Net Assets
Beginning of period	297,601	304,609	15,714	8,188
End of Period	$ 256,764	$ 297,601	$ 12,146	$ 15,714
See Notes to Financial Statements

VIRTUS ASSET TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	Seix Short-Term Municipal Bond Fund		Seix Total Return Bond Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ 46	$ 84	$ 5,357	$ 5,104
Net realized gain (loss)	98	224	4,213	14,104
Net change in unrealized appreciation (depreciation)	(168)	110	(14,968)	15,763
Increase (decrease) in net assets resulting from operations	(24)	418	(5,398)	34,971
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(29)	(23)	(139)	(391)
Class I	(211)	(204)	(3,723)	(7,922)
Class R6	—	—	(1,687)	(2,773)
Total dividends and distributions to shareholders	(240)	(227)	(5,549)	(11,086)
Change in Net Assets from Capital Transactions (See Note 6):
Class A	(517)	(81)	(575)	(13,879)
Class I	(5,117)	1,245	(13,878)	58,104
Class R6	—	—	(27,249)	57,411
Increase (decrease) in net assets from capital transactions	(5,634)	1,164	(41,702)	101,636
Net increase (decrease) in net assets	(5,898)	1,355	(52,649)	125,521
Net Assets
Beginning of period	13,723	12,368	431,731	306,210
End of Period	$ 7,825	$ 13,723	$ 379,082	$ 431,731
See Notes to Financial Statements

VIRTUS ASSET TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	Seix U.S. Government Securities Ultra-Short Bond Fund		Seix U.S. Mortgage Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ 2,095	$ 7,614	$ 4	$ 93
Net realized gain (loss)	675	(124)	275	298
Net change in unrealized appreciation (depreciation)	(3,132)	4,410	(460)	117
Increase (decrease) in net assets resulting from operations	(362)	11,900	(181)	508
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(4)	(94)	(132)	(68)
Class C	—	—	(4)	(1)
Class I	(1,732)	(7,500)	(159)	(136)
Class R6	(318)	(313)	—	—
Return of Capital:
Class A	(2)	—	—	—
Class I	(901)	—	—	—
Class R6	(166)	—	—	—
Total dividends and distributions to shareholders	(3,123)	(7,907)	(295)	(205)
Change in Net Assets from Capital Transactions (See Note 6):
Class A	(17,659)	19,270	(2,485)	(374)
Class C	—	—	(341)	110
Class I	(377,023)	221,890	(6,165)	(4,684)
Class R6	70,909	61,689	—	—
Increase (decrease) in net assets from capital transactions	(323,773)	302,849	(8,991)	(4,948)
Net increase (decrease) in net assets	(327,258)	306,842	(9,467)	(4,645)
Net Assets
Beginning of period	1,210,652	903,810	16,871	21,516
End of Period	$ 883,394	$ 1,210,652	$ 7,404	$ 16,871
See Notes to Financial Statements

VIRTUS ASSET TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	Seix Ultra-Short Bond Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ 343	$ 594
Net realized gain (loss)	42	(520)
Net change in unrealized appreciation (depreciation)	(308)	186
Increase (decrease) in net assets resulting from operations	77	260
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(24)	(34)
Class I	(335)	(559)
Total dividends and distributions to shareholders	(359)	(593)
Change in Net Assets from Capital Transactions (See Note 6):
Class A	883	1,091
Class I	(5,489)	(3,152)
Increase (decrease) in net assets from capital transactions	(4,606)	(2,061)
Net increase (decrease) in net assets	(4,888)	(2,394)
Net Assets
Beginning of period	48,900	51,294
End of Period	$ 44,012	$ 48,900
See Notes to Financial Statements

VIRTUS ASSET TRUST
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(2)

Seix Core Bond Fund
Class A
1/1/21 to 12/31/21	$11.52	0.09	(0.26)	(0.17)	(0.09)	—	(0.06)	(0.15)	(0.32)	$11.20	(1.43) %	$ 8,651	0.64%	0.88%	0.82%	149%
1/1/20 to 12/31/20	10.91	0.10	0.87	0.97	(0.11)	—	(0.25)	(0.36)	0.61	11.52	8.91	10,943	0.64	0.89	0.88	221
1/1/19 to 12/31/19	10.36	0.22	0.55	0.77	(0.22)	—	—	(0.22)	0.55	10.91	7.48	9,183	0.64	0.91	2.03	197
1/1/18 to 12/31/18	10.63	0.22	(0.25)	(0.03)	(0.23)	(0.01)	—	(0.24)	(0.27)	10.36	(0.28)	5,993	0.64	0.89	2.18	172
4/1/17 to 12/31/17(6)	10.56	0.14	0.08	0.22	(0.12)	(0.03)	—	(0.15)	0.07	10.63	2.12	8,433	0.65 (7)	0.79	1.73	130
4/1/16 to 3/31/17	10.86	0.16	(0.06)	0.10	(0.19)	—	(0.21)	(0.40)	(0.30)	10.56	0.90	10,363	0.64	0.64	1.45	210
Class I
1/1/21 to 12/31/21	$11.53	0.11	(0.27)	(0.16)	(0.11)	—	(0.06)	(0.17)	(0.33)	$11.20	(1.38) %	$ 96,081	0.50%	0.60%	0.94%	149%
1/1/20 to 12/31/20	10.91	0.10	0.89	0.99	(0.12)	—	(0.25)	(0.37)	0.62	11.53	9.15	187,741	0.50	0.59	0.90	221
1/1/19 to 12/31/19	10.36	0.24	0.54	0.78	(0.23)	—	—	(0.23)	0.55	10.91	7.63	93,576	0.50	0.64	2.21	197
1/1/18 to 12/31/18	10.63	0.24	(0.26)	(0.02)	(0.24)	(0.01)	—	(0.25)	(0.27)	10.36	(0.14)	136,247	0.50	0.62	2.31	172
4/1/17 to 12/31/17(6)	10.57	0.15	0.07	0.22	(0.13)	(0.03)	—	(0.16)	0.06	10.63	2.13	186,029	0.51 (7)	0.58	1.87	130
4/1/16 to 3/31/17	10.86	0.17	(0.04)	0.13	(0.21)	—	(0.21)	(0.42)	(0.29)	10.57	1.15	199,622	0.49	0.49	1.58	210
Class R6*
1/1/21 to 12/31/21	$11.53	0.13	(0.27)	(0.14)	(0.13)	—	(0.06)	(0.19)	(0.33)	$11.20	(1.24) %	$ 2,526	0.36%	0.48%	1.12%	149%
1/1/20 to 12/31/20	10.91	0.14	0.87	1.01	(0.14)	—	(0.25)	(0.39)	0.62	11.53	9.31	1,539	0.36	0.49	1.21	221
1/1/19 to 12/31/19	10.36	0.23	0.57	0.80	(0.25)	—	—	(0.25)	0.55	10.91	7.78	2,025	0.36	0.50	2.12	197
1/1/18 to 12/31/18	10.63	0.25	(0.26)	(0.01)	(0.25)	(0.01)	—	(0.26)	(0.27)	10.36	(0.02)	114	0.36	0.48	2.40	172
4/1/17 to 12/31/17(6)	10.57	0.16	0.08	0.24	(0.15)	(0.03)	—	(0.18)	0.06	10.63	2.24	3,279	0.36	0.46	1.96	130
4/1/16 to 3/31/17	10.86	0.19	(0.05)	0.14	(0.22)	—	(0.21)	(0.43)	(0.29)	10.57	1.29	1,352	0.35	0.35	1.78	210

Seix Corporate Bond Fund
Class A
1/1/21 to 12/31/21	$ 9.89	0.18	(0.37)	(0.19)	(0.16)	—	(0.21)	(0.37)	(0.56)	$ 9.33	(1.90) %	$ 7,806	0.95%	1.04%	1.85%	164%
1/1/20 to 12/31/20	8.95	0.20	1.34	1.54	(0.24)	—	(0.36)	(0.60)	0.94	9.89	17.44	8,765	0.95	1.03	2.07	135
1/1/19 to 12/31/19	8.15	0.23	0.78	1.01	(0.21)	—	—	(0.21)	0.80	8.95	12.47	5,599	0.95	1.10	2.69	118
1/1/18 to 12/31/18	8.76	0.26	(0.60)	(0.34)	(0.25)	—	(0.02)	(0.27)	(0.61)	8.15	(3.90)	345	0.95	1.35	3.08	299
4/1/17 to 12/31/17(6)	8.69	0.18	0.21	0.39	(0.16)	—	(0.16)	(0.32)	0.07	8.76	4.53	363	0.95	1.34	2.68	80
4/1/16 to 3/31/17	8.50	0.24	0.27	0.51	(0.24)	—	(0.08)	(0.32)	0.19	8.69	6.01	591	0.95	1.15	2.75	182
Class C
1/1/21 to 12/31/21	$ 9.84	0.11	(0.36)	(0.25)	(0.09)	—	(0.21)	(0.30)	(0.55)	$ 9.29	(2.50) %	$ 819	1.65%	1.76%	1.14%	164%
1/1/20 to 12/31/20	8.91	0.13	1.33	1.46	(0.17)	—	(0.36)	(0.53)	0.93	9.84	16.57	1,365	1.65	1.78	1.34	135
1/1/19 to 12/31/19	8.11	0.16	0.78	0.94	(0.14)	—	—	(0.14)	0.80	8.91	11.60	671	1.65	1.84	1.87	118
1/1/18 to 12/31/18	8.72	0.20	(0.60)	(0.40)	(0.19)	—	(0.02)	(0.21)	(0.61)	8.11	(4.61)	5,459	1.65	2.12	2.37	299
4/1/17 to 12/31/17(6)	8.65	0.13	0.21	0.34	(0.11)	—	(0.16)	(0.27)	0.07	8.72	4.02	6,518	1.62	2.10	2.02	80
4/1/16 to 3/31/17	8.46	0.18	0.27	0.45	(0.18)	—	(0.08)	(0.26)	0.19	8.65	5.29	7,369	1.65	1.82	2.03	182
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS ASSET TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(2)
Seix Corporate Bond Fund (Continued)
Class I
1/1/21 to 12/31/21	$ 9.84	0.20	(0.37)	(0.17)	(0.18)	—	(0.21)	(0.39)	(0.56)	$ 9.28	(1.67) %	$ 54,087	0.70%	0.77%	2.07%	164%
1/1/20 to 12/31/20	8.90	0.22	1.35	1.57	(0.27)	—	(0.36)	(0.63)	0.94	9.84	17.82	103,866	0.70	0.80	2.26	135
1/1/19 to 12/31/19	8.11	0.25	0.77	1.02	(0.23)	—	—	(0.23)	0.79	8.90	12.66	32,896	0.70	0.86	2.90	118
1/1/18 to 12/31/18	8.73	0.27	(0.60)	(0.33)	(0.27)	—	(0.02)	(0.29)	(0.62)	8.11	(3.81)	35,244	0.70	1.03	3.33	299
4/1/17 to 12/31/17(6)	8.65	0.19	0.23	0.42	(0.18)	—	(0.16)	(0.34)	0.08	8.73	4.86	8,382	0.70	1.18	2.93	80
4/1/16 to 3/31/17	8.46	0.26	0.27	0.53	(0.26)	—	(0.08)	(0.34)	0.19	8.65	6.29	12,651	0.70	0.93	2.99	182
Class R6
1/1/21 to 12/31/21	$ 9.83	0.23	(0.36)	(0.13)	(0.21)	—	(0.21)	(0.42)	(0.55)	$ 9.28	(1.31) %	$ 95	0.43%	0.70%	2.37%	164%
10/20/20 (8) to 12/31/20	9.75	0.05	0.41	0.46	(0.10)	—	(0.28)	(0.38)	0.08	9.83	4.75	101	0.43	0.71	2.51	135 (9)

Seix Floating Rate High Income Fund
Class A
1/1/21 to 12/31/21	$ 8.09	0.28	0.13	0.41	(0.27)	—	—	(0.27)	0.14	$ 8.23	5.14%	$ 42,301	0.95% (10)(11)(12)	0.95%	3.35%	72%
1/1/20 to 12/31/20	8.40	0.30	(0.31)	(0.01)	(0.30)	—	—	(0.30)	(0.31)	8.09	0.06	35,224	0.96 (12)	0.96	3.76	68
1/1/19 to 12/31/19	8.30	0.41	0.11	0.52	(0.42)	—	—	(0.42)	0.10	8.40	6.30	47,938	0.95 (10)(12)	0.93	4.79	17
1/1/18 to 12/31/18	8.70	0.40	(0.40)	—	(0.40)	—	—	(0.40)	(0.40)	8.30	(0.11)	68,213	0.94	0.95	4.58	75
4/1/17 to 12/31/17(6)	8.75	0.26	(0.05)	0.21	(0.26)	—	—	(0.26)	(0.05)	8.70	2.47	113,611	0.92	0.93	4.00	55
4/1/16 to 3/31/17	8.33	0.39	0.41	0.80	(0.38)	—	—	(0.38)	0.42	8.75	9.78	135,833	0.94	0.94	4.51	79
Class C
1/1/21 to 12/31/21	$ 8.09	0.23	0.14	0.37	(0.22)	—	—	(0.22)	0.15	$ 8.24	4.65%	$ 14,303	1.54% (12)	1.73%	2.74%	72%
1/1/20 to 12/31/20	8.40	0.25	(0.31)	(0.06)	(0.25)	—	—	(0.25)	(0.31)	8.09	(0.52)	21,841	1.54 (12)	1.68	3.19	68
1/1/19 to 12/31/19	8.30	0.36	0.11	0.47	(0.37)	—	—	(0.37)	0.10	8.40	5.68	37,586	1.53 (12)	1.65	4.21	17
1/1/18 to 12/31/18	8.70	0.35	(0.40)	(0.05)	(0.35)	—	—	(0.35)	(0.40)	8.30	(0.68)	45,588	1.52	1.62	4.01	75
4/1/17 to 12/31/17(6)	8.76	0.22	(0.06)	0.16	(0.22)	—	—	(0.22)	(0.06)	8.70	1.89	51,551	1.52	1.60	3.40	55
4/1/16 to 3/31/17	8.33	0.34	0.42	0.76	(0.33)	—	—	(0.33)	0.43	8.76	9.28	56,981	1.52	1.52	3.94	79
Class I
1/1/21 to 12/31/21	$ 8.09	0.30	0.14	0.44	(0.30)	—	—	(0.30)	0.14	$ 8.23	5.47%	$2,102,532	0.64% (12)	0.73%	3.65%	72%
1/1/20 to 12/31/20	8.40	0.32	(0.30)	0.02	(0.33)	—	—	(0.33)	(0.31)	8.09	0.38	1,526,917	0.64 (12)	0.75	4.10	68
1/1/19 to 12/31/19	8.30	0.43	0.11	0.54	(0.44)	—	—	(0.44)	0.10	8.40	6.63	2,701,126	0.63 (12)	0.72	5.13	17
1/1/18 to 12/31/18	8.70	0.43	(0.40)	0.03	(0.43)	—	—	(0.43)	(0.40)	8.30	0.22	4,380,792	0.62	0.70	4.92	75
4/1/17 to 12/31/17(6)	8.75	0.28	(0.05)	0.23	(0.28)	—	—	(0.28)	(0.05)	8.70	2.70	4,546,547	0.62	0.69	4.29	55
4/1/16 to 3/31/17	8.33	0.41	0.42	0.83	(0.41)	—	—	(0.41)	0.42	8.75	10.13	4,459,175	0.63	0.63	4.80	79
Class R6*
1/1/21 to 12/31/21	$ 8.10	0.31	0.14	0.45	(0.31)	—	—	(0.31)	0.14	$ 8.24	5.57%	$ 255,611	0.54% (12)	0.62%	3.76%	72%
1/1/20 to 12/31/20	8.40	0.34	(0.31)	0.03	(0.33)	—	—	(0.33)	(0.30)	8.10	0.61	142,506	0.54 (12)	0.63	4.30	68
1/1/19 to 12/31/19	8.30	0.44	0.11	0.55	(0.45)	—	—	(0.45)	0.10	8.40	6.74	552,427	0.53 (12)	0.61	5.21	17
1/1/18 to 12/31/18	8.71	0.43	(0.40)	0.03	(0.44)	—	—	(0.44)	(0.41)	8.30	0.20	805,046	0.52	0.58	5.00	75
4/1/17 to 12/31/17(6)	8.76	0.29	(0.05)	0.24	(0.29)	—	—	(0.29)	(0.05)	8.71	2.78	1,277,730	0.52	0.59	4.39	55
4/1/16 to 3/31/17	8.33	0.43	0.42	0.85	(0.42)	—	—	(0.42)	0.43	8.76	10.37	1,307,701	0.52	0.52	4.94	79
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS ASSET TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(2)

Seix High Grade Municipal Bond Fund
Class A
1/1/21 to 12/31/21	$12.42	0.11	(0.07)	0.04	(0.11)	—	(0.17)	(0.28)	(0.24)	$12.18	0.35%	$ 6,711	0.73%	0.94%	0.91%	48%
1/1/20 to 12/31/20	12.05	0.13	0.69	0.82	(0.13)	—	(0.32)	(0.45)	0.37	12.42	6.85	7,626	0.75 (7)	0.95	1.04	203
1/1/19 to 12/31/19	11.62	0.21	0.67	0.88	(0.21)	—	(0.24)	(0.45)	0.43	12.05	7.67	6,893	0.75	0.98	1.78	233
1/1/18 to 12/31/18	11.94	0.31	(0.26)	0.05	(0.31)	—	(0.06)	(0.37)	(0.32)	11.62	0.44	6,767	0.80 (7)	0.95	2.63	130
4/1/17 to 12/31/17(6)	11.69	0.21	0.27	0.48	(0.22)	—	(0.01)	(0.23)	0.25	11.94	4.12	8,175	0.80	0.91	2.39	173
4/1/16 to 3/31/17	12.36	0.24	(0.22)	0.02	(0.24)	—	(0.45)	(0.69)	(0.67)	11.69	0.27	12,276	0.80	0.80	1.99	218
Class I
1/1/21 to 12/31/21	$12.42	0.13	(0.07)	0.06	(0.13)	—	(0.17)	(0.30)	(0.24)	$12.18	0.50%	$ 51,358	0.58%	0.85%	1.06%	48%
1/1/20 to 12/31/20	12.05	0.15	0.69	0.84	(0.15)	—	(0.32)	(0.47)	0.37	12.42	7.01	74,004	0.60 (7)	0.86	1.18	203
1/1/19 to 12/31/19	11.62	0.23	0.67	0.90	(0.23)	—	(0.24)	(0.47)	0.43	12.05	7.83	53,306	0.60	0.89	1.91	233
1/1/18 to 12/31/18	11.93	0.32	(0.25)	0.07	(0.32)	—	(0.06)	(0.38)	(0.31)	11.62	0.67	41,769	0.65 (7)	0.85	2.77	130
4/1/17 to 12/31/17(6)	11.68	0.23	0.26	0.49	(0.23)	—	(0.01)	(0.24)	0.25	11.93	4.24	75,684	0.65	0.82	2.55	173
4/1/16 to 3/31/17	12.36	0.26	(0.23)	0.03	(0.26)	—	(0.45)	(0.71)	(0.68)	11.68	0.33	78,729	0.65	0.71	2.12	218

Seix High Income Fund
Class A
1/1/21 to 12/31/21	$ 6.46	0.30	(0.01)	0.29	(0.30)	—	—	(0.30)	(0.01)	$ 6.45	4.52%	$ 17,612	0.93%	1.14%	4.65%	103%
1/1/20 to 12/31/20	6.33	0.31	0.13	0.44	(0.31)	—	—	(0.31)	0.13	6.46	7.48	20,133	0.93 (7)	1.16	5.14	201
1/1/19 to 12/31/19	5.96	0.32	0.37	0.69	(0.32)	—	—	(0.32)	0.37	6.33	11.67	25,338	0.98 (7)	1.13	5.03	113
1/1/18 to 12/31/18	6.53	0.36	(0.57)	(0.21)	(0.36)	—	—	(0.36)	(0.57)	5.96	(3.42)	14,327	1.03	1.11	5.56	77
4/1/17 to 12/31/17(6)	6.46	0.28	0.07	0.35	(0.28)	— (13)	—	(0.28)	0.07	6.53	5.52	29,592	1.02	1.10	5.69	45
4/1/16 to 3/31/17	5.92	0.38	0.53	0.91	(0.37)	—	—	(0.37)	0.54	6.46	15.69	63,104	1.04	1.04	5.92	95
Class I
1/1/21 to 12/31/21	$ 6.45	0.32	(0.02)	0.30	(0.31)	—	—	(0.31)	(0.01)	$ 6.44	4.78%	$ 179,018	0.68%	0.89%	4.90%	103%
1/1/20 to 12/31/20	6.33	0.32	0.13	0.45	(0.33)	—	—	(0.33)	0.12	6.45	7.58	203,543	0.68 (7)	0.92	5.38	201
1/1/19 to 12/31/19	5.95	0.33	0.38	0.71	(0.33)	—	—	(0.33)	0.38	6.33	12.12	234,101	0.74 (7)	0.90	5.29	113
1/1/18 to 12/31/18	6.52	0.37	(0.57)	(0.20)	(0.37)	—	—	(0.37)	(0.57)	5.95	(3.20)	264,435	0.80	0.88	5.87	77
4/1/17 to 12/31/17(6)	6.46	0.29	0.06	0.35	(0.29)	— (13)	—	(0.29)	0.06	6.52	5.53	390,665	0.81 (7)	0.87	5.93	45
4/1/16 to 3/31/17	5.92	0.39	0.54	0.93	(0.39)	—	—	(0.39)	0.54	6.46	15.95	456,928	0.80	0.81	6.15	95
Class R6
1/1/21 to 12/31/21	$ 6.45	0.32	(0.01)	0.31	(0.32)	—	—	(0.32)	(0.01)	$ 6.44	4.87%	$ 11,255	0.59%	0.75%	4.98%	103%
1/1/20 to 12/31/20	6.32	0.33	0.13	0.46	(0.33)	—	—	(0.33)	0.13	6.45	7.85	9,137	0.59 (7)	0.77	5.39	201
1/1/19 to 12/31/19	5.95	0.33	0.38	0.71	(0.34)	—	—	(0.34)	0.37	6.32	12.08	36,912	0.61 (7)	0.76	5.30	113
1/1/18 to 12/31/18	6.52	0.38	(0.57)	(0.19)	(0.38)	—	—	(0.38)	(0.57)	5.95	(3.05)	4,927	0.64	0.75	6.03	77
4/1/17 to 12/31/17(6)	6.45	0.30	0.07	0.37	(0.30)	— (13)	—	(0.30)	0.07	6.52	5.82	5,898	0.64	0.73	6.09	45
4/1/16 to 3/31/17	5.92	0.40	0.53	0.93	(0.40)	—	—	(0.40)	0.53	6.45	15.96	4,125	0.64	0.64	6.26	95
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS ASSET TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(2)

Seix High Yield Fund
Class A
1/1/21 to 12/31/21	$ 8.59	0.34	(0.03)	0.31	(0.34)	—	—	(0.34)	(0.03)	$ 8.56	3.69%	$ 18,370	0.82%	1.01%	4.01%	93%
1/1/20 to 12/31/20	8.19	0.37	0.40	0.77	(0.37)	—	—	(0.37)	0.40	8.59	9.86	11,608	0.82	1.05	4.54	182
1/1/19 to 12/31/19	7.62	0.38	0.57	0.95	(0.38)	—	—	(0.38)	0.57	8.19	12.64	4,623	0.82	1.04	4.70	98
1/1/18 to 12/31/18	8.21	0.43	(0.59)	(0.16)	(0.43)	—	—	(0.43)	(0.59)	7.62	(2.07)	2,910	0.82	1.02	5.32	59
4/1/17 to 12/31/17(6)	8.16	0.34	0.03	0.37	(0.30)	(0.02)	—	(0.32)	0.05	8.21	4.63	4,810	0.83 (7)	0.97	5.43	41
4/1/16 to 3/31/17	7.61	0.44	0.55	0.99	(0.44)	—	—	(0.44)	0.55	8.16	13.20	6,214	0.82	0.82	5.51	87
Class I
1/1/21 to 12/31/21	$ 8.81	0.37	(0.03)	0.34	(0.37)	—	—	(0.37)	(0.03)	$ 8.78	3.88%	$ 430,620	0.64%	0.73%	4.21%	93%
1/1/20 to 12/31/20	8.41	0.40	0.40	0.80	(0.40)	—	—	(0.40)	0.40	8.81	9.93	362,138	0.64	0.76	4.81	182
1/1/19 to 12/31/19	7.82	0.41	0.58	0.99	(0.40)	—	—	(0.40)	0.59	8.41	12.91	292,284	0.64	0.77	4.93	98
1/1/18 to 12/31/18	8.41	0.45	(0.58)	(0.13)	(0.46)	—	—	(0.46)	(0.59)	7.82	(1.70)	286,931	0.64	0.76	5.53	59
4/1/17 to 12/31/17(6)	8.37	0.34	0.04	0.38	(0.32)	(0.02)	—	(0.34)	0.04	8.41	4.64	403,198	0.65 (7)	0.73	5.38	41
4/1/16 to 3/31/17	7.80	0.46	0.57	1.03	(0.46)	—	—	(0.46)	0.57	8.37	13.48	483,080	0.64	0.64	5.65	87
Class R6*
1/1/21 to 12/31/21	$ 8.81	0.38	(0.03)	0.35	(0.38)	—	—	(0.38)	(0.03)	$ 8.78	4.00%	$ 19,943	0.53%	0.64%	4.32%	93%
1/1/20 to 12/31/20	8.41	0.41	0.40	0.81	(0.41)	—	—	(0.41)	0.40	8.81	10.05	11,850	0.53	0.67	4.92	182
1/1/19 to 12/31/19	7.82	0.40	0.60	1.00	(0.41)	—	—	(0.41)	0.59	8.41	13.03	5,645	0.53	0.67	4.89	98
1/1/18 to 12/31/18	8.42	0.44	(0.58)	(0.14)	(0.46)	—	—	(0.46)	(0.60)	7.82	(1.74)	1,009	0.53	0.64	5.31	59
4/1/17 to 12/31/17(6)	8.37	0.35	0.05	0.40	(0.33)	(0.02)	—	(0.35)	0.05	8.42	4.85	45,035	0.54 (7)	0.62	5.50	41
8/1/16 to 3/31/17(14)	8.17	0.33	0.18	0.51	(0.31)	—	—	(0.31)	0.20	8.37	6.34	42,695	0.54	0.54	5.86	87

Seix Investment Grade Tax-Exempt Bond Fund
Class A
1/1/21 to 12/31/21	$11.99	0.07	(0.08)	(0.01)	(0.07)	—	(0.18)	(0.25)	(0.26)	$11.73	(0.04) %	$ 7,592	0.71% (7)	1.01%	0.58%	95%
1/1/20 to 12/31/20	11.72	0.10	0.57	0.67	(0.10)	—	(0.30)	(0.40)	0.27	11.99	5.73	8,902	0.73 (7)	1.01	0.84	173
1/1/19 to 12/31/19	11.45	0.19	0.55	0.74	(0.19)	—	(0.28)	(0.47)	0.27	11.72	6.54	9,329	0.75 (7)	1.00	1.65	203
1/1/18 to 12/31/18	11.75	0.28	(0.23)	0.05	(0.28)	—	(0.07)	(0.35)	(0.30)	11.45	0.45	9,999	0.80 (7)	1.00	2.47	105
4/1/17 to 12/31/17(6)	11.65	0.22	0.10	0.32	(0.22)	—	—	(0.22)	0.10	11.75	2.76	11,066	0.80	0.96	2.46	130
4/1/16 to 3/31/17	12.24	0.26	(0.32)	(0.06)	(0.26)	—	(0.27)	(0.53)	(0.59)	11.65	(0.48)	20,281	0.80	0.92	2.16	138
Class I
1/1/21 to 12/31/21	$11.98	0.09	(0.08)	0.01	(0.09)	—	(0.18)	(0.27)	(0.26)	$11.72	0.11%	$ 249,172	0.56% (7)	0.80%	0.73%	95%
1/1/20 to 12/31/20	11.70	0.12	0.58	0.70	(0.12)	—	(0.30)	(0.42)	0.28	11.98	5.98	288,699	0.58 (7)	0.82	0.98	173
1/1/19 to 12/31/19	11.43	0.21	0.55	0.76	(0.21)	—	(0.28)	(0.49)	0.27	11.70	6.71	295,280	0.60 (7)	0.81	1.80	203
1/1/18 to 12/31/18	11.73	0.30	(0.23)	0.07	(0.30)	—	(0.07)	(0.37)	(0.30)	11.43	0.60	307,001	0.65 (7)	0.80	2.61	105
4/1/17 to 12/31/17(6)	11.64	0.23	0.09	0.32	(0.23)	—	—	(0.23)	0.09	11.73	2.79	463,968	0.65	0.76	2.62	130
4/1/16 to 3/31/17	12.22	0.28	(0.31)	(0.03)	(0.28)	—	(0.27)	(0.55)	(0.58)	11.64	(0.24)	519,784	0.65	0.70	2.30	138
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS ASSET TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(2)

Seix Short-Term Bond Fund
Class A
1/1/21 to 12/31/21	$10.24	0.03	(0.13)	(0.10)	(0.03)	—	(0.06)	(0.09)	(0.19)	$10.05	(0.97) %	$ 4,826	0.80%	1.37%	0.30%	110%
1/1/20 to 12/31/20	9.96	0.07	0.29	0.36	(0.08)	—	—	(0.08)	0.28	10.24	3.59	6,280	0.80	1.27	0.66	171
1/1/19 to 12/31/19	9.83	0.17	0.13	0.30	(0.17)	—	—	(0.17)	0.13	9.96	3.08	2,300	0.80	1.81	1.73	77
1/1/18 to 12/31/18	9.90	0.14	(0.06)	0.08	(0.14)	(0.01)	—	(0.15)	(0.07)	9.83	0.81	2,028	0.80	1.68	1.43	93
4/1/17 to 12/31/17(6)	9.95	0.07	(0.04)	0.03	(0.07)	(0.01)	—	(0.08)	(0.05)	9.90	0.27	2,210	0.80	1.26	0.89	145
4/1/16 to 3/31/17	10.01	0.06	(0.06)	—	(0.06)	—	—	(0.06)	(0.06)	9.95	0.03	2,308	0.80	0.80	0.58	129
Class C
1/1/21 to 12/31/21	$10.24	— (13)	(0.13)	(0.13)	— (13)	—	(0.06)	(0.06)	(0.19)	$10.05	(1.29) %	$ 1,058	1.15%	2.22%	(0.04) %	110%
1/1/20 to 12/31/20	9.96	0.01	0.28	0.29	(0.01)	—	—	(0.01)	0.28	10.24	2.96	2,082	1.39	2.10	0.08	171
1/1/19 to 12/31/19	9.83	0.09	0.13	0.22	(0.09)	—	—	(0.09)	0.13	9.96	2.29	733	1.57	2.58	0.95	77
1/1/18 to 12/31/18	9.89	0.07	(0.06)	0.01	(0.06)	(0.01)	—	(0.07)	(0.06)	9.83	0.14	1,461	1.57	2.48	0.66	93
4/1/17 to 12/31/17(6)	9.94	0.02	(0.05)	(0.03)	(0.01)	(0.01)	—	(0.02)	(0.05)	9.89	(0.26)	1,257	1.48	2.04	0.21	145
4/1/16 to 3/31/17	10.00	— (13)	(0.06)	(0.06)	—	—	—	—	(0.06)	9.94	(0.57)	1,310	1.40	1.57	(0.03)	129
Class I
1/1/21 to 12/31/21	$10.22	0.05	(0.14)	(0.09)	(0.05)	—	(0.06)	(0.11)	(0.20)	$10.02	(0.87) %	$ 6,262	0.60%	1.21%	0.50%	110%
1/1/20 to 12/31/20	9.93	0.09	0.30	0.39	(0.10)	—	—	(0.10)	0.29	10.22	3.91	7,352	0.60	1.16	0.88	171
1/1/19 to 12/31/19	9.80	0.19	0.13	0.32	(0.19)	—	—	(0.19)	0.13	9.93	3.29	5,155	0.60	1.61	1.93	77
1/1/18 to 12/31/18	9.86	0.16	(0.05)	0.11	(0.16)	(0.01)	—	(0.17)	(0.06)	9.80	1.11	5,719	0.60	1.43	1.62	93
4/1/17 to 12/31/17(6)	9.92	0.08	(0.05)	0.03	(0.08)	(0.01)	—	(0.09)	(0.06)	9.86	0.31	7,918	0.60	0.91	1.05	145
4/1/16 to 3/31/17	9.98	0.08	(0.06)	0.02	(0.08)	—	—	(0.08)	(0.06)	9.92	0.23	52,024	0.60	0.69	0.77	129

Seix Short-Term Municipal Bond Fund
Class A
1/1/21 to 12/31/21	$10.16	0.03	(0.08)	(0.05)	(0.03)	—	(0.22)	(0.25)	(0.30)	$ 9.86	(0.48) %	$ 924	0.54%	1.37%	0.30%	38%
1/1/20 to 12/31/20	10.03	0.05	0.24	0.29	(0.05)	—	(0.11)	(0.16)	0.13	10.16	2.86	1,474	0.64 (7)	1.25	0.49	125
1/1/19 to 12/31/19	9.92	0.12	0.23	0.35	(0.12)	—	(0.12)	(0.24)	0.11	10.03	3.54	1,535	0.65	1.17	1.15	77
1/1/18 to 12/31/18	9.91	0.09	0.02	0.11	(0.10)	—	— (13)	(0.10)	0.01	9.92	1.10	1,411	0.65	1.05	0.96	50
4/1/17 to 12/31/17(6)	9.93	0.05	(0.01)	0.04	(0.05)	—	(0.01)	(0.06)	(0.02)	9.91	0.39	1,765	0.65	0.95	0.70	56
4/1/16 to 3/31/17	9.98	0.05	(0.03)	0.02	(0.06)	—	(0.01)	(0.07)	(0.05)	9.93	0.26	1,810	0.65	0.74	0.54	59
Class I
1/1/21 to 12/31/21	$10.17	0.05	(0.08)	(0.03)	(0.05)	—	(0.22)	(0.27)	(0.30)	$ 9.87	(0.31) %	$ 6,901	0.37%	1.27%	0.47%	38%
1/1/20 to 12/31/20	10.04	0.06	0.25	0.31	(0.07)	—	(0.11)	(0.18)	0.13	10.17	3.03	12,249	0.47 (7)	1.15	0.64	125
1/1/19 to 12/31/19	9.93	0.13	0.23	0.36	(0.13)	—	(0.12)	(0.25)	0.11	10.04	3.71	10,833	0.48	1.05	1.34	77
1/1/18 to 12/31/18	9.91	0.11	0.02	0.13	(0.11)	—	— (13)	(0.11)	0.02	9.93	1.37	19,043	0.48	0.89	1.12	50
4/1/17 to 12/31/17(6)	9.93	0.07	(0.01)	0.06	(0.07)	—	(0.01)	(0.08)	(0.02)	9.91	0.52	31,289	0.48	0.81	0.87	56
4/1/16 to 3/31/17	9.98	0.08	(0.04)	0.04	(0.08)	—	(0.01)	(0.09)	(0.05)	9.93	0.40	26,710	0.48	0.66	0.75	59
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS ASSET TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(2)

Seix Total Return Bond Fund
Class A
1/1/21 to 12/31/21	$11.93	0.12	(0.30)	(0.18)	(0.09)	—	(0.03)	(0.12)	(0.30)	$11.63	(1.47) %	$ 11,991	0.70%	0.86%	1.01%	131%
1/1/20 to 12/31/20	11.03	0.15	1.05	1.20	(0.21)	—	(0.09)	(0.30)	0.90	11.93	10.91	12,879	0.70	0.87	1.27	186
1/1/19 to 12/31/19	10.52	0.22	0.48	0.70	(0.13)	(0.06)	—	(0.19)	0.51	11.03	6.69	24,861	0.70	0.94	2.04	190
1/1/18 to 12/31/18	10.77	0.23	(0.28)	(0.05)	(0.20)	—	—	(0.20)	(0.25)	10.52	(0.48)	10,717	0.70	0.85	2.18	169
4/1/17 to 12/31/17(6)	10.77	0.15	—	0.15	(0.09)	(0.06)	—	(0.15)	—	10.77	1.37	13,227	0.71 (7)	0.84	1.86	150
4/1/16 to 3/31/17	11.02	0.20	(0.06)	0.14	(0.22)	—	(0.17)	(0.39)	(0.25)	10.77	1.22	27,284	0.70	0.70	1.85	210
Class I
1/1/21 to 12/31/21	$11.54	0.14	(0.28)	(0.14)	(0.12)	—	(0.03)	(0.15)	(0.29)	$11.25	(1.23) %	$ 274,304	0.46%	0.56%	1.25%	131%
1/1/20 to 12/31/20	10.68	0.16	1.03	1.19	(0.24)	—	(0.09)	(0.33)	0.86	11.54	11.12	295,811	0.46	0.57	1.38	186
1/1/19 to 12/31/19	10.17	0.24	0.48	0.72	(0.15)	(0.06)	—	(0.21)	0.51	10.68	7.12	220,036	0.46	0.59	2.32	190
1/1/18 to 12/31/18	10.42	0.24	(0.28)	(0.04)	(0.21)	—	—	(0.21)	(0.25)	10.17	(0.32)	335,999	0.46	0.55	2.39	169
4/1/17 to 12/31/17(6)	10.42	0.17	(0.01)	0.16	(0.10)	(0.06)	—	(0.16)	—	10.42	1.56	681,009	0.46	0.53	2.15	150
4/1/16 to 3/31/17	10.67	0.22	(0.07)	0.15	(0.23)	—	(0.17)	(0.40)	(0.25)	10.42	1.44	790,997	0.46	0.46	2.10	210
Class R6*
1/1/21 to 12/31/21	$11.53	0.16	(0.28)	(0.12)	(0.14)	—	(0.03)	(0.17)	(0.29)	$11.24	(1.08) %	$ 92,787	0.31%	0.45%	1.40%	131%
1/1/20 to 12/31/20	10.67	0.17	1.03	1.20	(0.25)	—	(0.09)	(0.34)	0.86	11.53	11.30	123,041	0.31	0.46	1.53	186
1/1/19 to 12/31/19	10.17	0.26	0.46	0.72	(0.16)	(0.06)	—	(0.22)	0.50	10.67	7.18	61,313	0.31	0.45	2.51	190
1/1/18 to 12/31/18	10.42	0.26	(0.28)	(0.02)	(0.23)	—	—	(0.23)	(0.25)	10.17	(0.17)	70,626	0.31	0.44	2.55	169
4/1/17 to 12/31/17(6)	10.42	0.19	(0.02)	0.17	(0.11)	(0.06)	—	(0.17)	—	10.42	1.68	145,096	0.31	0.40	2.38	150
4/1/16 to 3/31/17	10.67	0.25	(0.08)	0.17	(0.25)	—	(0.17)	(0.42)	(0.25)	10.42	1.58	101,022	0.31	0.31	2.40	210

Seix U.S. Government Securities Ultra-Short Bond Fund
Class A
1/1/21 to 12/31/21	$10.04	(0.01)	(0.02)	(0.03)	— (13)	— (13)	—	— (13)	(0.03)	$10.01	(0.29) %	$ 15,323	0.66%	0.67%	(0.07) %	52%
1/1/20 to 12/31/20	10.00	0.04	0.06	0.10	(0.06)	—	—	(0.06)	0.04	10.04	0.99	33,092	0.66	0.66	0.41	54
1/1/19 to 12/31/19	9.99	0.19	0.02	0.21	(0.20)	—	—	(0.20)	0.01	10.00	2.11	13,741	0.65 (11)	0.65	1.91	63
7/24/18 to 12/31/18(15)	10.00	0.09	(0.01)	0.08	(0.08)	(0.01)	—	(0.09)	(0.01)	9.99	0.79	5,497	0.63 (11)	0.63	2.10	28 (9)
Class I
1/1/21 to 12/31/21	$10.04	0.02	(0.03)	(0.01)	(0.02)	(0.01)	—	(0.03)	(0.04)	$10.00	(0.13) %	$ 710,303	0.41%	0.49%	0.18%	52%
1/1/20 to 12/31/20	10.00	0.08	0.04	0.12	(0.08)	—	—	(0.08)	0.04	10.04	1.25	1,090,217	0.41	0.49	0.76	54
1/1/19 to 12/31/19	9.99	0.23	—	0.23	(0.22)	—	—	(0.22)	0.01	10.00	2.36	864,548	0.41	0.50	2.27	63
1/1/18 to 12/31/18	10.01	0.19	(0.01)	0.18	(0.19)	(0.01)	—	(0.20)	(0.02)	9.99	1.83	1,232,473	0.41	0.50	1.89	28
4/1/17 to 12/31/17(6)	10.03	0.09	(0.01)	0.08	(0.09)	(0.01)	—	(0.10)	(0.02)	10.01	0.82	1,343,042	0.41	0.47	1.17	48
4/1/16 to 3/31/17	10.03	0.07	0.03	0.10	(0.10)	—	—	(0.10)	—	10.03	0.98	1,367,242	0.42	0.42	0.72	77
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS ASSET TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(2)
Seix U.S. Government Securities Ultra-Short Bond Fund (Continued)
Class R6*
1/1/21 to 12/31/21	$10.05	0.03	(0.02)	0.01	(0.03)	(0.01)	—	(0.04)	(0.03)	$10.02	0.12%	$ 157,768	0.26%	0.35%	0.32%	52%
1/1/20 to 12/31/20	10.01	0.07	0.07	0.14	(0.10)	—	—	(0.10)	0.04	10.05	1.40	87,343	0.26	0.38	0.66	54
1/1/19 to 12/31/19	10.00	0.24	0.01	0.25	(0.24)	—	—	(0.24)	0.01	10.01	2.51	25,521	0.26	0.37	2.39	63
1/1/18 to 12/31/18	10.03	0.20	(0.01)	0.19	(0.21)	(0.01)	—	(0.22)	(0.03)	10.00	1.88	32,940	0.26	0.37	2.01	28
4/1/17 to 12/31/17(6)	10.04	0.10	— (13)	0.10	(0.10)	(0.01)	—	(0.11)	(0.01)	10.03	1.04	43,072	0.26	0.33	1.32	48
8/1/16 to 3/31/17(14)	10.04	0.08	—	0.08	(0.08)	—	—	(0.08)	—	10.04	0.77	32,657	0.26	0.26	1.12	77

Seix U.S. Mortgage Fund
Class A
1/1/21 to 12/31/21	$11.46	— (13)	(0.19)	(0.19)	(0.08)	—	(0.25)	(0.33)	(0.52)	$10.94	(1.68) %	$ 3,698	0.90%	2.03%	(0.04) %	87%
1/1/20 to 12/31/20	11.28	0.04	0.25	0.29	(0.11)	—	—	(0.11)	0.18	11.46	2.60	6,395	0.90	1.81	0.39	53
1/1/19 to 12/31/19	10.87	0.22	0.42	0.64	(0.22)	(0.01)	—	(0.23)	0.41	11.28	5.94	6,657	0.90	1.74	1.97	101
1/1/18 to 12/31/18	11.09	0.20	(0.17)	0.03	(0.20)	(0.05)	—	(0.25)	(0.22)	10.87	0.31	3,727	0.90	2.01	1.88	129
4/1/17 to 12/31/17(6)	11.10	0.12	0.04	0.16	(0.11)	(0.06)	—	(0.17)	(0.01)	11.09	1.45	2,566	0.90	1.59	1.48	89
4/1/16 to 3/31/17	11.31	0.05	(0.04)	0.01	(0.18)	—	(0.04)	(0.22)	(0.21)	11.10	0.04	3,594	0.90	0.98	0.41	118
Class C
1/1/21 to 12/31/21	$11.48	(0.10)	(0.17)	(0.27)	— (13)	—	(0.25)	(0.25)	(0.52)	$10.96	(2.40) %	$ 147	1.65%	2.31%	(0.84) %	87%
1/1/20 to 12/31/20	11.30	(0.05)	0.26	0.21	(0.03)	—	—	(0.03)	0.18	11.48	1.83	499	1.65	2.05	(0.46)	53
1/1/19 to 12/31/19	10.89	0.14	0.41	0.55	(0.13)	(0.01)	—	(0.14)	0.41	11.30	5.09	383	1.65	1.99	1.29	101
1/1/18 to 12/31/18	11.11	0.12	(0.17)	(0.05)	(0.12)	(0.05)	—	(0.17)	(0.22)	10.89	(0.43)	3,174	1.65	2.00	1.09	129
4/1/17 to 12/31/17(6)	11.11	0.05	0.06	0.11	(0.05)	(0.06)	—	(0.11)	—	11.11	0.99	3,722	1.62	1.98	0.65	89
4/1/16 to 3/31/17	11.33	(0.03)	(0.06)	(0.09)	(0.09)	—	(0.04)	(0.13)	(0.22)	11.11	(0.79)	4,301	1.65	1.71	0.26	118
Class I
1/1/21 to 12/31/21	$11.48	0.01	(0.18)	(0.17)	(0.11)	—	(0.25)	(0.36)	(0.53)	$10.95	(1.57) %	$ 3,559	0.70%	1.34%	0.12%	87%
1/1/20 to 12/31/20	11.30	0.07	0.25	0.32	(0.14)	—	—	(0.14)	0.18	11.48	2.80	9,977	0.70	1.13	0.60	53
1/1/19 to 12/31/19	10.89	0.24	0.42	0.66	(0.24)	(0.01)	—	(0.25)	0.41	11.30	6.13	14,476	0.70	1.10	2.19	101
1/1/18 to 12/31/18	11.11	0.22	(0.17)	0.05	(0.22)	(0.05)	—	(0.27)	(0.22)	10.89	0.52	17,615	0.70	1.08	2.05	129
4/1/17 to 12/31/17(6)	11.12	0.13	0.05	0.18	(0.13)	(0.06)	—	(0.19)	(0.01)	11.11	1.60	18,967	0.70	1.08	1.52	89
4/1/16 to 3/31/17	11.33	0.07	(0.04)	0.03	(0.20)	—	(0.04)	(0.24)	(0.21)	11.12	0.24	17,620	0.70	0.86	0.66	118

Seix Ultra-Short Bond Fund
Class A
1/1/21 to 12/31/21	$ 9.97	0.05	(0.05)	—	(0.05)	—	—	(0.05)	(0.05)	$ 9.92	0.02%	$ 5,049	0.65%	0.86%	0.49%	89%
1/1/20 to 12/31/20	9.96	0.10	0.01	0.11	(0.10)	—	—	(0.10)	0.01	9.97	1.13	4,189	0.65	0.84	1.03	101
1/1/19 to 12/31/19	9.92	0.21	0.04	0.25	(0.21)	—	—	(0.21)	0.04	9.96	2.58	3,111	0.65	0.83	2.07	97
7/24/18 to 12/31/18(15)	9.97	0.11	(0.06)	0.05	(0.10)	—	—	(0.10)	(0.05)	9.92	0.48	1,698	0.65	0.84	2.46	112 (9)
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS ASSET TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(2)
Seix Ultra-Short Bond Fund (Continued)
Class I
1/1/21 to 12/31/21	$ 9.96	0.07	(0.04)	0.03	(0.08)	—	—	(0.08)	(0.05)	$ 9.91	0.27%	$ 38,963	0.40%	0.63%	0.73%	89%
1/1/20 to 12/31/20	9.95	0.13	0.01	0.14	(0.13)	—	—	(0.13)	0.01	9.96	1.39	44,711	0.40	0.62	1.29	101
1/1/19 to 12/31/19	9.91	0.24	0.04	0.28	(0.24)	—	—	(0.24)	0.04	9.95	2.84	48,183	0.40	0.61	2.42	97
1/1/18 to 12/31/18	9.97	0.22	(0.06)	0.16	(0.22)	—	—	(0.22)	(0.06)	9.91	1.61	60,041	0.40	0.62	2.21	112
4/1/17 to 12/31/17(6)	9.96	0.11	0.01	0.12	(0.11)	—	—	(0.11)	0.01	9.97	1.21	59,548	0.42 (7)	0.56	1.44	53
4/1/16 to 3/31/17	9.93	0.10	0.04	0.14	(0.11)	—	—	(0.11)	0.03	9.96	1.41	87,344	0.40	0.40	1.05	142

Footnote Legend:
*	On September 18, 2017, Class IS shares were renamed Class R6 shares.
(1)	Calculated using average shares outstanding.
(2)	Not annualized for periods less than one year.
(3)	Sales charges, where applicable, are not reflected in the total return calculation.
(4)	Annualized for periods less than one year.
(5)	The Funds will also indirectly bear their prorated share of expenses of any underlying funds in which they invest. Such expenses are not included in the calculation of this ratio.
(6)	The Fund changed its fiscal year end to December 31 during the period.
(7)	Due to a change in expense cap, the ratio shown is a blended expense ratio.
(8)	Inception date.
(9)	Portfolio turnover is representative of the Fund for the entire period.
(10)	See Note 4D in Notes to Financial Statements for information on recapture of expenses previously reimbursed.
(11)	The share class is currently under its expense limitation.
(12)	Ratio of total expenses excluding interest expense on borrowings for the year ended December 31, 2021 were 0.93% (Class A), 1.52% (Class C), 0.62% (Class I) and 0.52% (Class R6) and the years ended December 31, 2020 and 2019 were 0.94% (Class A), 1.52% (Class C), 0.62% (Class I) and 0.52% (Class R6).
(13)	Amount is less than $0.005 per share.
(14)	Class R6 (formerly IS) commenced operations on August 1, 2016.
(15)	Class A commenced operations on July 24, 2018.
See Notes to Financial Statements

VIRTUS ASSET TRUST NOTES TO FINANCIAL STATEMENTS December 31, 2021
Note 1. Organization
Virtus Asset Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
As of the date of this report, 20 funds of the Trust are offered for sale, of which 13 (each a “Fund” or collectively, the “Funds”) are reported in this annual report. Each Fund’s investment objective is outlined in its respective Fund Summary page. There is no guarantee that a Fund will achieve its objective(s).
The Seix High Grade Municipal Bond Fund, Seix Investment Grade Tax-Exempt Bond Fund, Seix Short-Term Municipal Bond Fund and Seix Ultra-Short Bond Fund offer Class I shares and Class A shares. The Seix Core Bond Fund, Seix High Income Fund, Seix High Yield Fund, Seix Total Return Fund, and Seix U.S. Government Securities Ultra-Short Bond Fund offer Class A shares, Class I shares and Class R6 shares. The Seix Corporate Bond Fund and Seix Floating Rate High Income Fund offer Class A shares, Class C shares, Class I shares and Class R6 shares. The Seix Short-Term Bond Fund and Seix U.S. Mortgage Fund offer Class A shares, Class C shares and Class I shares.
Class A shares of the Funds are sold with a front-end sales charge of up to 3.75% with some exceptions. Generally, Class A shares are not subject to any charges by the Funds when redeemed; however, a 0.50% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which such CDSC applies for the Funds is 12 months for the Seix Short-Term Bond Fund, Seix Short-Term Municipal Bond Fund and Seix U.S. Mortgage Fund, and 18 months for all other Funds (except the Seix U.S. Government Securities Ultra-Short Bond Fund and Seix Ultra-Short Bond Fund, which are not subject to a CDSC). The CDSC period begins on the last day of the month preceding the month in which the purchase was made.
On December 5, 2019, all Class R shares for the Seix Core Bond Fund, Seix High Income Fund, Seix High Yield Fund, and Seix Total Return Bond Fund were converted into Class A shares of the respective Fund.
Class C shares are generally sold with a 1% CDSC, applicable if redeemed within one year of purchase. Class C shares and any reinvested dividends and other distributions paid on such shares, will be automatically converted to Class A shares of the same Fund following a required holding period, which as of March 1, 2021, was eight years. Effective January 1, 2019, to February 28, 2021, with certain exceptions, Class C shares and any reinvested dividends and other distributions paid on such shares, were automatically converted to Class A shares of the same Fund ten years after the purchase date. If an investor intends to purchase greater than $999,999 of Class C shares, and the purchase would qualify for Class A shares with no load, then the purchase will automatically be made into a purchase of Class A shares, thus reducing expenses. Class I shares and Class R6 shares are sold without a front-end sales charge or CDSC.
Class R6 shares are offered without a minimum initial investment to the following investors in plan level or omnibus accounts only (provided that they do not require or receive any compensation, administrative payments, sub-transfer agency payments or service payments with respect to Class R6 shares): (i) qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, and defined benefit plans; (ii) banks and trust companies; (iii) insurance companies; (iv) financial intermediaries utilizing such shares in fee-based investment advisory programs; (v) registered investment companies; and (vi) non-qualified deferred compensation plans. Other institutional investors may be permitted to purchase Class R6 shares subject to the applicable Fund’s determination of eligibility and may be subject to a $2,500,000 minimum initial investment requirement. In addition, without a minimum initial investment requirement, Class R6 shares are available to any Trustee of the Virtus Funds and trustees/directors of affiliated open- and closed-end funds, directors, officers and employees of Virtus and its affiliates, and a spouse or domestic partner, child or minor grandchild of any such qualifying individual (in each case either individually or jointly with other investors), provided in each case that those shares are held directly with the Transfer Agent or in an eligible account. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from Fund assets or the Funds’ distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares.
The Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectuses and/or statement of additional information. The fees collected will be used to offset certain expenses of the Funds. These fees are reflected as “Less low balance account fees” in each Fund’s Statement of Operations for the period, as applicable.
Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears any expenses attributable specifically to that class (“class-specific expenses”) and has exclusive voting rights with respect to any Rule 12b-1 and/or shareholder service plan (“12b-1 Plan”) approved by the Board. Class I shares and Class R6 shares are not subject to a 12b-1 Plan. Class-specific expenses may include shareholder servicing fees, sub-transfer agency fees, and fees under a 12b-1 Plan, as well as certain other expenses as designated by the Funds’ Treasurer and approved by the Board. Investment income, common operating expenses and realized and unrealized gains and losses of each Fund are borne pro-rata by the holders of each class of shares.
Note 2. Significant Accounting Policies
($ reported in thousands)
The Trust is an investment company that follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements and for derivatives, included in Note 3 below. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

VIRTUS ASSET TRUST NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021
A.	Security Valuation
Each Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Funds’ policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
• Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
     •    Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
     •    Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Funds fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt securities, including convertible bonds, and restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, activity of the underlying equities, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are internally fair valued by the Valuation Committee are generally categorized as Level 3 in the hierarchy.
Listed derivatives, such as options and futures, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter (“OTC”) derivative contracts, which include forward currency contracts, swaps, swaptions, options and equity linked instruments, are valued based on model prices provided by independent pricing services or from dealer quotes. Depending on the derivative type and the specific terms of the transaction, these models vary and include observable inputs in actively quoted markets including but not limited to: underlying reference entity details, indices, spreads, interest rates, yield curves, dividend and exchange rates. These instruments are generally categorized as Level 2 in the hierarchy. Centrally cleared swaps listed or traded on a bilateral or trade facility platform, such as a registered exchange, are valued at the last posted settlement price determined by the respective exchange. These securities are generally categorized as Level 2 within the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value a Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for each Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
B.	Security Transactions and Investment Income
Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as a Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Dividend income from REITs is recorded using management’s estimate of the percentage of income included in distributions received from such investments based on historical information and other industry sources. The return of capital portion of the estimate is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed their cost basis, the distributions are treated as realized gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

VIRTUS ASSET TRUST NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021
C.	Income Taxes
Each Fund is treated as a separate taxable entity. It is the intention of each Fund to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.
Certain Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.
Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Each Fund’s U.S. federal income tax return is generally subject to examination by the Internal Revenue Service for a period of three years after it is filed. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.
D.	Distributions to Shareholders
Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP.
E.	Expenses
Expenses incurred together by a Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately used.
In addition to the net annual operating expenses that a Fund bears directly, the shareholders of a Fund indirectly bear the pro-rata expenses of any underlying mutual funds in which the Fund invests.
F.	Foreign Currency Transactions
Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Funds do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
G.	Payment-In-Kind Securities
Certain Funds may invest in payment-in-kind securities, which are debt or preferred stock securities that require or permit payment of interest in the form of additional securities. Payment-in-kind securities allow the issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.
H.	Securities Traded on a To-Be-Announced Basis
Certain Funds may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, a Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date a Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.
I.	When-issued Purchases and Forward Commitments (Delayed Delivery)
Certain Funds may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a Fund to purchase or sell a security at a future date (ordinarily up to 90 days later). When-issued or forward commitments enable the Funds to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. Each Fund records when-issued and forward commitment securities on the trade date. Each Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or forward commitment basis begin earning interest on the settlement date.
J.	Leveraged Loans
Certain Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Leveraged loans are generally non-investment grade and often involve borrowers that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Leveraged loans are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the leveraged loan. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. A Fund generally has no right to enforce compliance with the terms of the leveraged loan with the borrower. As a

VIRTUS ASSET TRUST NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021
result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the leveraged loan. When a Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.
A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Leveraged loans may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.
The leveraged loans have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR, SOFR, the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a leveraged loan is purchased a Fund may pay an assignment fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a leveraged loan. Prepayment penalty fees are received upon the prepayment of a leveraged loan by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.
K.	Securities Lending
Funds may loan securities to qualified brokers through a securities lending agency agreement with The Bank of New York Mellon (“BNYM”). Under the securities lending policy, when lending securities a Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash and securities issued by the U.S. Government or its agencies. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Fund net of fees and rebates charged/paid by BNYM for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral.
Securities lending transactions are entered into by each Fund under a Master Securities Lending Agreement (“MSLA”) which permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund.
At December 31, 2021, the securities loaned were subject to a MSLA on a net payment basis as follows:

Fund	Value of Securities on Loan	Cash Collateral Received(1)	Net Amount(2)
Seix Core Bond Fund	$ 336	$ 336	$ —
Seix High Income Fund	3,863	3,863	—
Seix High Yield Fund	3,257	3,257	—
Seix Total Return Bond Fund	97	97	—
(1)	Collateral received in excess of the market value of securities on loan is not presented in this table. The cash collateral received in connection with securities lending transactions has been used for the purchase of securities as disclosed in the Fund’s Schedule of Investments.
(2)	Net amount represents the net amount receivable due from the counterparty in the event of default.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2021 for the Funds:
Fund	Securities Lending Transactions	Overnight and Continuous
Seix Core Bond Fund	Money Market Mutual Fund	$ 350
Seix High Income Fund	Money Market Mutual Fund	4,027
Seix High Yield Fund	Money Market Mutual Fund	3,370
Seix Total Return Bond Fund	Money Market Mutual Fund	101
Note 3. Derivative Financial Instruments and Transactions
($ reported in thousands)
Disclosures about derivative instruments and hedging activities are intended to enable investors to understand how and why a Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a Fund’s results of operations and financial position. Summarized below are such disclosures and accounting policies for each specific type of derivative instrument used by certain Funds.
A.	Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund

VIRTUS ASSET TRUST NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021
as an unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of the contract changes unfavorably due to movements in the value of the referenced foreign currencies. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency.
During the year ended December 31, 2021, the Seix Total Return Bond Fund entered into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). Forward foreign currency contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.
B.	Swaps
Certain Funds enter into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). The value of the swap is reflected on the Statements of Assets and Liabilities as “Swaps at value”. Swaps are marked-to-market daily and changes in value are recorded as “Net change in unrealized appreciation (depreciation) on swaps” in the Statements of Operations.
Any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown under “Swaps at value” in the Statements of Assets and Liabilities and are amortized over the term of the swap. When a swap is terminated, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the unamortized premium received or paid. Cash settlements between the Fund and the counterparty are recognized as “Net realized gain (loss) on swaps” in the Statements of Operations. Swap contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.
In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is submitted to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a clearing broker. Upon entering into a centrally cleared swap, a Fund is required to deposit initial margin with the clearing broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap.
Securities deposited as margin are designated on the Schedule of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as “Deposits with prime broker”.
Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.
Credit default swaps – A Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on a combination or basket of single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make specific payment should a negative credit event take place with respect to any of the referenced entities (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. The Funds may enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk).
During the year ended December 31, 2021, the Seix Corporate Bond Fund and Seix Total Return Bond Fund utilized both single name credit default swaps and credit index swaps to gain exposure to short individual securities or to gain exposure to a credit or asset-backed index.

VIRTUS ASSET TRUST NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021
The following is a summary of derivative instruments categorized by primary risk exposure, presented in the Statements of Assets and Liabilities at December 31, 2021:
Primary Risk		Seix Corporate Bond Fund	Seix Total Return Bond Fund	Seix U.S. Government Securities Ultra-Short Bond Fund	Seix Ultra-Short Bond Fund
Asset Derivatives
Interest rate contracts	Variation margin payable on futures contracts(1)	$ —	$ —	$ 9	$ 3
Total		$ —	$ —	$ 9	$ 3
Liability Derivatives
Credit contracts	Swaps at value	$(398)	$(2,610)	$ —	$—
Interest rate contracts	Variation margin payable on futures contracts(1)	—	—	(233)	—
Total		$(398)	$(2,610)	$(233)	$—

(1)	Includes cumulative appreciation (depreciation) on futures contracts as reported in the Schedules of Investments. Current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of derivative instruments categorized by primary risk exposure, presented in the Statements of Operations for the year at December 31, 2021:
Primary Risk		Seix Corporate Bond Fund	Seix Total Return Bond Fund	Seix U.S. Government Securities Ultra-Short Bond Fund	Seix Ultra-Short Bond Fund
Net Realized Gain (Loss) From
Credit contracts	Swaps	$ (313)	$ (1,186)	$ —	$ —
Interest rate contracts	Futures	—	—	1,112	10
Total		$ (313)	$ (1,186)	$1,112	$10
Net Change in Unrealized Appreciation/Depreciation on
Credit contracts	Swaps	$ (10)	$ (66)	$ —	$ —
Interest rate contracts	Futures	—	—	(224)	3
Total		$ (10)	$ (66)	$ (224)	$ 3
The quarterly average values (unless otherwise specified) of the derivatives held by the Funds in the tables shown below indicate the volume of derivative activity for each applicable Fund for the year ended December 31, 2021.
	Seix Corporate Bond Fund	Seix Total Return Bond Fund	Seix U.S. Government Securities Ultra-Short Bond Fund	Seix Ultra-Short Bond Fund
Futures Contracts - Short Positions(1)	$ —	$ —	$69	$ 4
Credit Default Swap Agreements - Buy Protection(2)	6,498	26,322	—	—
(1) Average unrealized for the period.
(2) Notional amount.

VIRTUS ASSET TRUST NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021
C.	Derivative Risks
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
A Fund’s risk of loss from counterparty credit risk on derivatives bought or sold OTC rather than traded on a securities exchange, is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC purchased options, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by a Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty to perform.
With exchange traded purchased options and futures and centrally cleared swaps generally speaking, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, each Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.
D.	Collateral Requirements and Master Netting Agreements (“MNA”)
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.
Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Typically, the Funds and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.
The following tables present the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Funds as of December 31, 2021:

VIRTUS ASSET TRUST NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021
At December 31, 2021, the Funds’ derivative assets and liabilities (by type) are as follows:
	Seix Corporate Bond Fund		Seix Total Return Bond Fund		Seix U.S. Government Securities Ultra-Short Bond Fund		Seix Ultra-Short Bond Fund
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities
Futures contracts	$—	$—	$—	$ —	$—	$ 32	$—	$ 1
Swaps	—	4	—	25	—	—	—	—
Total derivative assets and liabilities in the Statements of Assets and Liabilities	$—	$ 4	$—	$ 25	$—	$ 32	$—	$ 1
Derivatives not subject to a MNA or similar agreement	—	(4)	—	(25)	—	(32)	—	(1)
Total assets and liabilities subject to a MNA	$—	$—	$—	$ —	$—	$ —	$—	$—

Note 4. Investment Advisory Fees and Related Party Transactions
($ reported in thousands)
A.	Investment Adviser
Virtus Fund Advisers, LLC (the “Adviser”), an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser to the Funds. The Adviser manages the Funds’ investment programs and general operations of the Funds, including oversight of the Funds’ subadviser.
As compensation for its services to the Funds, the Adviser is entitled to a fee, which is calculated daily and paid monthly based upon the following annual rates as a percentage of the average daily net assets of each Fund:

First $500 Million
Seix Core Bond Fund	0.25%
Seix Corporate Bond Fund	0.40
Seix Floating Rate High Income Fund	0.45
Seix High Grade Municipal Bond Fund	0.50
Seix High Income Fund	0.55
Seix High Yield Fund	0.45
Seix Investment Grade Tax-Exempt Bond Fund	0.50
Seix Short-Term Bond Fund	0.40
Seix Short-Term Municipal Bond Fund	0.35
Seix Total Return Bond Fund	0.25
Seix U.S. Government Securities Ultra-Short Bond Fund	0.20
Seix U.S. Mortgage Fund	0.40
Seix Ultra-Short Bond Fund	0.22
The above fees are also subject to breakpoint discounts at the following asset levels for each Fund:
        First $500 million = none — no discount from full fee
        Next $500 million = 5% discount from full fee
        Next $4 billion = 10% discount from full fee
        Over $5 billion = 15% discount from full fee
B.	Subadviser
Seix Investment Advisors LLC (the “Subadviser”), an indirect, wholly-owned subsidiary of Virtus, is the subadviser to the Funds. The Subadviser manages the investments of each Fund, for which it is paid a fee by the Adviser.
C.	Expense Limitations
The Adviser has contractually agreed to limit each Fund’s annual total operating expenses, subject to the exceptions listed below, so that such expenses do not exceed, on an annualized basis, the following respective percentages of average daily net assets through April 30, 2022 (except as noted). Following the contractual period, the Adviser may discontinue these expense limitation arrangements at any time. The waivers and reimbursements are accrued daily and received monthly.

VIRTUS ASSET TRUST NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021
Fund	Class A	Class C	Class I	Class R6
Seix Core Bond Fund	0.64%	N/A %	0.50%	0.36%
Seix Corporate Bond Fund	0.95	1.65	0.70	0.43
Seix Floating Rate High Income Fund	0.94 (1)	1.52	0.62	0.52
Seix High Grade Municipal Bond Fund	0.73	N/A	0.58	N/A
Seix High Income Fund	0.93	N/A	0.68	0.59
Seix High Yield Fund	0.82	N/A	0.64	0.53
Seix Investment Grade Tax-Exempt Bond Fund(2)	0.67	N/A	0.52	N/A
Seix Short-Term Bond Fund	0.80	1.57	0.60	N/A
Seix Short-Term Municipal Bond Fund	0.54	N/A	0.37	N/A
Seix Total Return Bond Fund	0.70	N/A	0.46	0.31
Seix U.S. Government Securities Ultra-Short Bond Fund	0.66	N/A	0.41	0.26
Seix U.S. Mortgage Fund	0.90	1.65	0.70	N/A
Seix Ultra-Short Bond Fund	0.65	N/A	0.40	N/A
(1)	The share class is currently below its expense cap.
(2)	Effective December 1, 2021 through April 30, 2023. For the period January 1, 2021 through November 30, 2021, the expense caps were as follows for Class A shares and Class I shares, respectively: 0.71% and 0.56%.
The exclusions include front-end or contingent deferred loads, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any.
D.	Expense Recapture
Under certain conditions, the Adviser may recapture operating expenses reimbursed or fees waived under these arrangements within three years after the date on which such amounts were incurred or waived. A Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations or, if none, the expense limitation in effect at the time of the waiver or reimbursement. All or a portion of the following Adviser reimbursed expenses may be recaptured by the fiscal year ending December 31:

	Expiration
Fund	2022	2023	2024	Total
Seix Core Bond Fund
Class A	$ 17	$ 26	$ 23	$ 66
Class I	174	126	120	420
Class R6	1	3	2	6
Seix Corporate Bond Fund
Class A	8	5	8	21
Class C	2	1	1	4
Class I	61	68	76	205
Class R6	—	— (1)	— (1)	— (1)
Seix Floating Rate High Income Fund
Class C	51	39	32	122
Class I	3,400	2,005	1,679	7,084
Class R6	514	264	153	931
Seix High Grade Municipal Bond Fund
Class A	16	14	15	45
Class I	132	165	168	465
Seix High Income Fund
Class A	26	48	41	115
Class I	413	446	411	1,270
Class R6	46	26	17	89
Seix High Yield Fund
Class A	8	14	31	53
Class I	391	351	369	1,111
Class R6	2	11	18	31
Seix Investment Grade Tax-Exempt Bond Fund
Class A	25	25	25	75
Class I	672	696	664	2,032

VIRTUS ASSET TRUST NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021
	Expiration
Fund	2022	2023	2024	Total
Seix Short-Term Bond Fund
Class A	$ 24	$ 34	$ 33	$ 91
Class C	9	9	15	33
Class I	51	47	38	136
Seix Short-Term Municipal Bond Fund
Class A	8	10	10	28
Class I	78	82	82	242
Seix Total Return Bond Fund
Class A	26	31	21	78
Class I	362	314	295	971
Class R6	92	105	163	360
Seix U.S. Government Securities Ultra-Short Bond Fund
Class A	—	—	2	2
Class I	1,095	748	771	2,614
Class R6	34	52	105	191
Seix U.S. Mortgage Fund
Class A	53	62	57	172
Class C	2	2	2	6
Class I	63	49	42	154
Seix Ultra-Short Bond Fund
Class A	4	6	10	20
Class I	125	94	100	319
(1)	Amount is less than $500.
During the period ended December 31, 2021, the Adviser recaptured expenses previously waived for the following Funds:
Fund	Class A	Class R6	Total
Seix Corporate Bond Fund	$ —	$— (1)	$ — (1)
Seix Floating Rate High Income Fund	1	—	1
Seix U.S. Government Securities Ultra-Short Bond Fund	14	—	14
(1)	Amount is less than $500.
E.	Distributor
VP Distributors, LLC (“VP Distributors”), an indirect, wholly-owned subsidiary of Virtus, serves as the distributor of each Fund’s shares. VP Distributors has advised the Funds that for the fiscal year (the “period”) ended December 31, 2021, it retained net commissions of $9 for Class A shares and CDSC of $—(1) and $4 for Class A shares and Class C shares, respectively.
In addition, each Fund pays VP Distributors 12b-1 fees under a 12b-1 Plan as a percentage of the average daily net assets of each respective class at the annual rates of 0.25% for Class A shares (0.15% for Seix High Grade Municipal Bond Fund and Seix Short-Term Municipal Bond Fund, and 0.20% for Seix Short-Term Bond Fund and Seix U.S. Mortgage Fund), and 1.00% for Class C shares. Class I shares and Class R6 shares are not subject to a 12b-1 Plan.
Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative NAV per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.
(1) Amount is less than $500.
F.	Administrator and Transfer Agent
Virtus Fund Services, LLC, an indirect, wholly-owned subsidiary of Virtus, serves as the administrator and transfer agent to the Funds.
For the period ended December 31, 2021, the Funds incurred administration fees totaling $4,588 which are included in the Statements of Operations within the line item “Administration and accounting fees.” The fees are calculated daily and paid monthly.
For the period ended December 31, 2021, the Funds incurred transfer agent fees totaling $2,047 which are included in the Statements of Operations within the line item “Transfer agent fees and expenses.” The fees are calculated daily and paid monthly.
G.	Investments with Affiliates
The Funds are permitted to purchase assets from or sell assets to certain related affiliates under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of assets by the Funds from or to another fund or

VIRTUS ASSET TRUST NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021
portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers comply with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.
For the period ended December 31, 2021, the Funds did not engage in any transactions pursuant to Rule 17a-7 under the 1940 Act.
H.	Trustee Compensation
The Trust provides a deferred compensation plan for its Trustees who receive compensation from the Trust. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Trustees. Investments in such instruments are included in “Other assets” in the Statements of Assets and Liabilities at December 31, 2021.
Note 5. Purchases and Sales of Securities
($ reported in thousands)
Purchases and sales of securities (excluding U.S. Government and agency securities and short-term securities) during the period ended December 31, 2021, were as follows:
	Purchases	Sales
Seix Core Bond Fund	$ 25,781	$ 58,133
Seix Corporate Bond Fund	163,274	208,071
Seix Floating Rate High Income Fund	2,141,257	1,499,018
Seix High Grade Municipal Bond Fund	31,589	53,314
Seix High Income Fund	224,627	253,360
Seix High Yield Fund	479,065	402,649
Seix Investment Grade Tax-Exempt Bond Fund	251,276	279,967
Seix Short-Term Bond Fund	4,004	6,695
Seix Short-Term Municipal Bond Fund	3,414	8,112
Seix Total Return Bond Fund	95,433	133,712
Seix U.S. Government Securities Ultra-Short Bond Fund	—	11,038
Seix Ultra-Short Bond Fund	38,255	39,360
Purchases and sales of long-term U.S. Government and agency securities during the period ended December 31, 2021, were as follows:
	Purchases	Sales
Seix Core Bond Fund	$161,260	$173,919
Seix Corporate Bond Fund	26,146	26,279
Seix Floating Rate High Income Fund	7,033	7,107
Seix Short-Term Bond Fund	10,825	10,982
Seix Total Return Bond Fund	451,756	382,851
Seix U.S. Government Securities Ultra-Short Bond Fund	543,122	850,471
Seix U.S. Mortgage Fund	9,724	17,774
Seix Ultra-Short Bond Fund	1,774	3,833

VIRTUS ASSET TRUST NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021
Note 6. Capital Share Transactions
(reported in thousands)
Transactions in shares of capital stock, during the periods ended as indicated below, were as follows:
	Seix Core Bond Fund				Seix Corporate Bond Fund
	Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2021		Year Ended December 31, 2020
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold and cross class conversions	110	$ 1,248	322	$ 3,692	288	$ 2,777	473	$ 4,627
Reinvestment of distributions	9	102	24	275	34	320	45	444
Shares repurchased and cross class conversions	(296)	(3,340)	(238)	(2,739)	(372)	(3,550)	(258)	(2,437)
Net Increase / (Decrease)	(177)	$ (1,990)	108	$ 1,228	(50)	$ (453)	260	$ 2,634
Class C
Shares sold and cross class conversions	—	$ —	—	$ —	58	$ 560	101	$ 985
Reinvestment of distributions	—	—	—	—	3	31	6	59
Shares repurchased and cross class conversions	—	—	—	—	(112)	(1,057)	(44)	(411)
Net Increase / (Decrease)	—	$ —	—	$ —	(51)	$ (466)	63	$ 633
Class I
Shares sold and cross class conversions	1,789	$ 20,226	14,006	$ 162,003	9,986	$ 95,436	9,860	$ 95,933
Reinvestment of distributions	146	1,649	459	5,296	351	3,310	558	5,448
Shares repurchased and cross class conversions	(9,646)	(109,083)	(6,755)	(77,352)	(15,069)	(143,332)	(3,555)	(34,971)
Net Increase / (Decrease)	(7,711)	$ (87,208)	7,710	$ 89,947	(4,732)	$ (44,586)	6,863	$ 66,410
Class R6
Shares sold and cross class conversions	138	$ 1,556	110	$ 1,289	—	$ —	10	$ 100
Reinvestment of distributions	3	33	5	57	—	—	—	—
Shares repurchased and cross class conversions	(49)	(549)	(167)	(1,952)	—	—	—	—
Net Increase / (Decrease)	92	$ 1,040	(52)	$ (606)	—	$ —	10	$ 100

	Seix Floating Rate High Income Fund				Seix High Grade Municipal Bond Fund
	Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2021		Year Ended December 31, 2020
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold and cross class conversions	1,698	$ 13,960	1,026	$ 8,156	175	$ 2,172	129	$ 1,612
Reinvestment of distributions	127	1,044	157	1,229	13	161	22	276
Shares repurchased and cross class conversions	(1,042)	(8,562)	(2,536)	(19,704)	(251)	(3,095)	(109)	(1,353)
Net Increase / (Decrease)	783	$ 6,442	(1,353)	$ (10,319)	(63)	$ (762)	42	$ 535
Class C
Shares sold and cross class conversions	305	$ 2,506	188	$ 1,495	—	$ —	—	$ —
Reinvestment of distributions	53	433	104	818	—	—	—	—
Shares repurchased and cross class conversions	(1,320)	(10,839)	(2,066)	(16,293)	—	—	—	—
Net Increase / (Decrease)	(962)	$ (7,900)	(1,774)	$ (13,980)	—	$ —	—	$ —
Class I
Shares sold and cross class conversions	128,443	$ 1,056,101	77,421	$ 609,210	751	$ 9,281	2,544	$ 31,489
Reinvestment of distributions	7,214	59,343	8,551	67,165	95	1,169	178	2,203
Shares repurchased and cross class conversions	(69,063)	(568,102)	(218,814)	(1,681,120)	(2,590)	(31,959)	(1,187)	(14,592)
Net Increase / (Decrease)	66,594	$ 547,342	(132,842)	$ (1,004,745)	(1,744)	$ (21,509)	1,535	$ 19,100

VIRTUS ASSET TRUST NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021
	Seix Floating Rate High Income Fund				Seix High Grade Municipal Bond Fund
	Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2021		Year Ended December 31, 2020
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class R6
Shares sold and cross class conversions	24,626	$ 202,825	4,461	$ 35,681	—	$ —	—	$ —
Reinvestment of distributions	591	4,867	1,163	9,086	—	—	—	—
Shares repurchased and cross class conversions	(11,801)	(97,189)	(53,749)	(418,732)	—	—	—	—
Net Increase / (Decrease)	13,416	$ 110,503	(48,125)	$ (373,965)	—	$ —	—	$ —

	Seix High Income Fund				Seix High Yield Fund
	Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2021		Year Ended December 31, 2020
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold and cross class conversions	1,167	$ 7,540	1,017	$ 6,104	1,450	$ 12,446	1,363	$ 11,150
Reinvestment of distributions	132	855	172	1,038	62	535	30	243
Shares repurchased and cross class conversions	(1,686)	(10,861)	(2,072)	(12,653)	(717)	(6,144)	(605)	(4,978)
Net Increase / (Decrease)	(387)	$ (2,466)	(883)	$ (5,511)	795	$ 6,837	788	$ 6,415
Class I
Shares sold and cross class conversions	6,843	$ 44,160	12,164	$ 73,430	23,597	$ 207,717	20,539	$ 167,587
Reinvestment of distributions	1,433	9,251	1,680	10,106	1,714	15,066	1,524	12,631
Shares repurchased and cross class conversions	(12,042)	(77,523)	(19,297)	(114,042)	(17,351)	(151,567)	(15,728)	(126,059)
Net Increase / (Decrease)	(3,766)	$ (24,112)	(5,453)	$ (30,506)	7,960	$ 71,216	6,335	$ 54,159
Class R6
Shares sold and cross class conversions	417	$ 2,698	1,035	$ 6,328	1,191	$ 10,480	791	$ 6,417
Reinvestment of distributions	20	129	23	140	45	397	21	178
Shares repurchased and cross class conversions	(106)	(685)	(5,479)	(30,802)	(309)	(2,719)	(139)	(1,153)
Net Increase / (Decrease)	331	$ 2,142	(4,421)	$ (24,334)	927	$ 8,158	673	$ 5,442

	Seix Investment Grade Tax-Exempt Bond Fund				Seix Short-Term Bond Fund
	Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2021		Year Ended December 31, 2020
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold and cross class conversions	20	$ 241	56	$ 672	100	$ 1,023	1,265	$ 12,808
Reinvestment of distributions	13	159	22	267	5	46	5	46
Shares repurchased and cross class conversions	(128)	(1,535)	(132)	(1,485)	(238)	(2,423)	(888)	(9,064)
Net Increase / (Decrease)	(95)	$ (1,135)	(54)	$ (546)	(133)	$ (1,354)	382	$ 3,790
Class C
Shares sold and cross class conversions	—	$ —	—	$ —	16	$ 162	260	$ 2,639
Reinvestment of distributions	—	—	—	—	1	6	— (1)	1
Shares repurchased and cross class conversions	—	—	—	—	(115)	(1,168)	(131)	(1,333)
Net Increase / (Decrease)	—	$ —	—	$ —	(98)	$ (1,000)	129	$ 1,307
Class I
Shares sold and cross class conversions	4,924	$ 58,658	8,339	$ 99,676	170	$ 1,733	961	$ 9,775
Reinvestment of distributions	355	4,192	602	7,212	7	67	7	72
Shares repurchased and cross class conversions	(8,118)	(96,638)	(10,062)	(119,251)	(272)	(2,772)	(767)	(7,808)
Net Increase / (Decrease)	(2,839)	$ (33,788)	(1,121)	$ (12,363)	(95)	$ (972)	201	$ 2,039

VIRTUS ASSET TRUST NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021
	Seix Short-Term Municipal Bond Fund				Seix Total Return Bond Fund
	Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2021		Year Ended December 31, 2020
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold and cross class conversions	7	$ 73	75	$ 769	473	$ 5,509	1,019	$ 11,996
Reinvestment of distributions	3	25	2	19	12	137	33	385
Shares repurchased and cross class conversions	(61)	(615)	(85)	(869)	(533)	(6,221)	(2,226)	(26,260)
Net Increase / (Decrease)	(51)	$ (517)	(8)	$ (81)	(48)	$ (575)	(1,174)	$ (13,879)
Class I
Shares sold and cross class conversions	82	$ 834	463	$ 4,662	6,704	$ 75,866	17,761	$ 203,694
Reinvestment of distributions	20	200	20	201	328	3,697	690	7,927
Shares repurchased and cross class conversions	(608)	(6,151)	(357)	(3,618)	(8,279)	(93,441)	(13,423)	(153,517)
Net Increase / (Decrease)	(506)	$ (5,117)	126	$ 1,245	(1,247)	$ (13,878)	5,028	$ 58,104
Class R6
Shares sold and cross class conversions	—	$ —	—	$ —	2,907	$ 32,817	5,942	$ 68,723
Reinvestment of distributions	—	—	—	—	133	1,507	222	2,548
Shares repurchased and cross class conversions	—	—	—	—	(5,454)	(61,573)	(1,241)	(13,860)
Net Increase / (Decrease)	—	$ —	—	$ —	(2,414)	$ (27,249)	4,923	$ 57,411

	Seix U.S. Government Securities Ultra-Short Bond Fund				Seix U.S. Mortgage Fund
	Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2021		Year Ended December 31, 2020
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold and cross class conversions	2,551	$ 25,605	3,052	$ 30,577	36	$ 413	100	$ 1,139
Reinvestment of distributions	1	6	9	93	11	127	5	62
Shares repurchased and cross class conversions	(4,317)	(43,270)	(1,138)	(11,400)	(267)	(3,025)	(137)	(1,575)
Net Increase / (Decrease)	(1,765)	$ (17,659)	1,923	$ 19,270	(220)	$ (2,485)	(32)	$ (374)
Class C
Shares sold and cross class conversions	—	$ —	—	$ —	8	$ 94	28	$ 325
Reinvestment of distributions	—	—	—	—	— (1)	4	— (1)	1
Shares repurchased and cross class conversions	—	—	—	—	(38)	(439)	(19)	(216)
Net Increase / (Decrease)	—	$ —	—	$ —	(30)	$ (341)	9	$ 110
Class I
Shares sold and cross class conversions	34,295	$ 343,991	101,190	$ 1,013,220	53	$ 607	584	$ 6,747
Reinvestment of distributions	239	2,394	625	6,261	14	153	12	134
Shares repurchased and cross class conversions	(72,159)	(723,408)	(79,686)	(797,591)	(611)	(6,925)	(1,007)	(11,565)
Net Increase / (Decrease)	(37,625)	$ (377,023)	22,129	$ 221,890	(544)	$ (6,165)	(411)	$ (4,684)
Class R6
Shares sold and cross class conversions	18,051	$ 181,257	13,175	$ 132,299	—	$ —	—	$ —
Reinvestment of distributions	9	95	12	117	—	—	—	—
Shares repurchased and cross class conversions	(11,001)	(110,443)	(7,046)	(70,727)	—	—	—	—
Net Increase / (Decrease)	7,059	$ 70,909	6,141	$ 61,689	—	$ —	—	$ —

VIRTUS ASSET TRUST NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021
	Seix Ultra-Short Bond Fund
	Year Ended December 31, 2021		Year Ended December 31, 2020
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold and cross class conversions	207	$ 2,058	303	$ 3,004
Reinvestment of distributions	2	23	3	34
Shares repurchased and cross class conversions	(120)	(1,198)	(198)	(1,947)
Net Increase / (Decrease)	89	$ 883	108	$ 1,091
Class I
Shares sold and cross class conversions	2,691	$ 26,826	3,071	$ 30,457
Reinvestment of distributions	33	320	51	503
Shares repurchased and cross class conversions	(3,282)	(32,635)	(3,476)	(34,112)
Net Increase / (Decrease)	(558)	$ (5,489)	(354)	$ (3,152)
(1)	Amount is less than 500 shares.
Note 7. 10% Shareholders
As of December 31, 2021, the Funds had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of such Fund as detailed below:
	% of Shares Outstanding	Number of Accounts*
Seix Core Bond Fund	66%	3
Seix Corporate Bond Fund	54	3
Seix Floating Rate High Income Fund	50	3
Seix High Grade Municipal Bond Fund	52	3
Seix High Income Fund	43	1
Seix High Yield Fund	64	4
Seix Investment Grade Tax-Exempt Bond Fund	56	3
Seix Short-Term Bond Fund	36	1
Seix Short-Term Municipal Bond Fund	70	3
Seix Total Return Bond Fund	44	2
Seix U.S. Government Securities Ultra-Short Bond Fund	57	2
Seix U.S. Mortgage Fund	60	3
Seix Ultra-Short Bond Fund	56	3
*	None of the accounts are affiliated.
Note 8. Credit and Market Risk and Asset Concentration
Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on a Fund and its investments, including hampering the ability of each Fund’s portfolio manager(s) to invest each Fund’s assets as intended.
In July 2017, the head of the United Kingdom Financial Conduct Authority announced the intention to phase out the use of LIBOR by the end of 2021. However, after subsequent announcements by the FCA, the LIBOR administrator and other regulators certain of the most widely used LIBORs are expected to continue until mid-2023. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The expected discontinuation of LIBOR could have a significant impact on the financial markets and may present a material risk for certain market participants, including the Funds. Abandonment of or modifications to LIBOR could lead to significant short- and long-term uncertainty and market instability. The risks associated with this discontinuation and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. It remains uncertain the effects such changes would have on the Funds, issuers of instruments in which the Funds invest, and the financial markets generally.
In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund’s ability to repatriate such amounts.

VIRTUS ASSET TRUST NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021
High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or Subadviser to accurately predict risk.
Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that the market may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations. Insured securities have been identified in the Schedule of Investments. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Funds.
Certain Funds may invest a high percentage of their assets in specific sectors of the market in the pursuit of their investment objectives. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.
Note 9.  Indemnifications
Under the Trust’s organizational documents and in separate agreements between each Trustee and the Trust, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust and its funds. In addition, in the normal course of business, the Trust and the Funds enter into contracts that provide a variety of indemnifications to other parties. The Trust’s and/or the Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust or the Funds and that have not occurred. However, neither the Trust nor the Funds have had prior claims or losses pursuant to these arrangements, and they expect the risk of loss to be remote.
Note 10. Restricted Securities
Restricted securities are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category. Each Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities. At December 31, 2021, the Funds did not hold any securities that were restricted.
Note 11. Redemption Facility
($ reported in thousands)
On September 18, 2017, the Funds and certain other affiliated funds entered into a $250,000 unsecured line of credit (“Credit Agreement”). $100,000 of the Credit Agreement was reserved for the Seix Floating Rate High Income Fund. On March 15, 2018, the Trust, on behalf of Seix Floating Rate High Income Fund, entered into a separate $150,000 line of credit for that Fund and the original Credit Agreement was reduced to $150,000. On June 14, 2021, the Credit Agreement was increased to $250,000. Each Credit Agreement, as amended, is with a commercial bank that allows the Funds to borrow cash from the bank to manage large unexpected redemptions and trade fails, up to a limit of one-third or one-fifth, as applicable, of each Fund’s total net assets in accordance with the terms of the agreement. The Credit Agreement expires on March 10, 2022, and the Seix Floating Rate High Income Fund expires on March 11, 2022. Each Credit Agreement has a term of 364 days and has been renewed for a period up to March 10, 2022 and March 11, 2022, respectively. Interest is charged at the higher of the LIBOR or the Federal Funds rate plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance. Total commitment fees paid for the period ended December 31, 2021, are included in the “Interest expense and/or commitment fees” line on the Statements of Operations. The Funds and other affiliated funds that are parties are individually, and not jointly, liable for their particular advances, if any, under the Credit Agreement. The lending bank has the ability to require repayment of outstanding borrowings under this Credit Agreement upon certain circumstances such as an event of default.
The Funds had no borrowings at any time during the period ended December 31, 2021.
Note 12. Federal Income Tax Information
($ reported in thousands)
At December 31, 2021, the approximate aggregate cost basis and the unrealized appreciation (depreciation) of investments and other financial instruments for federal income tax purposes were as follows:
Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Seix Core Bond Fund	$ 106,609	$ 1,900	$ (725)	$ 1,175
Seix Corporate Bond Fund	60,889	1,852	(407)	1,445
Seix Floating Rate High Income Fund	2,561,743	21,621	(32,849)	(11,228)
Seix High Grade Municipal Bond Fund	56,240	2,504	(16)	2,488
Seix High Income Fund	206,931	4,885	(2,428)	2,457
Seix High Yield Fund	456,213	8,256	(4,567)	3,689
Seix Investment Grade Tax-Exempt Bond Fund	279,462	7,554	(182)	7,372
Seix Short-Term Bond Fund	12,643	33	(78)	(45)
Seix Short-Term Municipal Bond Fund	7,684	90	(1)	89
Seix Total Return Bond Fund	377,008	6,295	(2,525)	3,770

VIRTUS ASSET TRUST NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021
Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Seix U.S. Government Securities Ultra-Short Bond Fund	$ 865,533	$ 5,696	$ (860)	$ 4,836
Seix U.S. Mortgage Fund	7,218	179	(19)	160
Seix Ultra-Short Bond Fund	44,951	134	(174)	(40)
Certain Funds have capital loss carryforwards available to offset future realized capital gains, if any, to the extent permitted by the Code. Net capital losses are carried forward without expiration and generally retain their short-term and/or long-term tax character, as applicable. For the fiscal year ended December 31, 2021, the Funds’ capital loss carryovers are as follows:
Fund	Short-Term	Long-Term
Seix Floating Rate High Income Fund	$148,802	$572,943
Seix High Income Fund	19,126	75,486
Seix High Yield Fund	2,573	42,397
Seix U.S. Government Securities Ultra-Short Bond Fund	4,891	—
Seix Ultra-Short Bond Fund	391	213
The components of distributable earnings on a tax basis and certain tax attributes for the Funds consist of the following:
	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Undistributed Tax-Exempt Income	Late Year Ordinary Losses Deferred	Post-October Capital Loss Deferred	Capital Loss Deferred
Seix Core Bond Fund	$ —	$ 294	$ —	$ —	$ —	$ —
Seix Corporate Bond Fund	—	1,234	—	39	682	—
Seix Floating Rate High Income Fund	2,229	—	—	—	141	721,745
Seix High Grade Municipal Bond Fund	—	125	2	—	22	—
Seix High Income Fund	1	—	—	—	—	94,612
Seix High Yield Fund	—	—	—	—	476	44,970
Seix Investment Grade Tax-Exempt Bond Fund	142	119	—	—	—	—
Seix Short-Term Bond Fund	—	24	—	—	5	—
Seix Total Return Bond Fund	—	2,857	—	153	—	—
Seix U.S. Government Securities Ultra-Short Bond Fund	—	—	—	—	—	4,891
Seix U.S. Mortgage Fund	—	95	—	—	22	—
Seix Ultra-Short Bond Fund	—	—	—	—	4	604
The differences between the book and tax basis of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
The tax character of dividends and distributions paid during the fiscal periods ended December 31, 2021 and 2020 were as follows:
	Ordinary Income	Long-Term Capital Gains	Tax-Exempt Distributions	Return of Capital	Total
Seix Core Bond Fund
12/31/21	$ 1,233	$ 596	$ —	$ —	$ 1,829
12/31/20	5,272	439	—	—	5,711
Seix Corporate Bond Fund
12/31/21	2,260	1,454	—	—	3,714
12/31/20	4,666	1,301	—	—	5,967
Seix Floating Rate High Income Fund
12/31/21	76,632	—	—	—	76,632
12/31/20	91,454	—	—	—	91,454

VIRTUS ASSET TRUST NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021
	Ordinary Income	Long-Term Capital Gains	Tax-Exempt Distributions	Return of Capital	Total
Seix High Grade Municipal Bond Fund
12/31/21	$ 770	$ 64	$ 725	$ —	$ 1,559
12/31/20	1,557	484	821	—	2,862
Seix High Income Fund
12/31/21	10,791	—	—	—	10,791
12/31/20	11,995	—	—	—	11,995
Seix High Yield Fund
12/31/21	18,685	—	—	—	18,685
12/31/20	15,236	—	—	—	15,236
Seix Investment Grade Tax-Exempt Bond Fund
12/31/21	2,560	1,575	2,038	—	6,173
12/31/20	3,819	3,491	2,943	—	10,253
Seix Short-Term Bond Fund
12/31/21	51	71	—	—	122
12/31/20	123	—	—	—	123
Seix Short-Term Municipal Bond Fund
12/31/21	89	104	47	—	240
12/31/20	110	33	84	—	227
Seix Total Return Bond Fund
12/31/21	4,414	1,135	—	—	5,549
12/31/20	10,122	964	—	—	11,086
Seix U.S. Government Securities Ultra-Short Bond Fund
12/31/21	2,054	—	—	1,068	3,122
12/31/20	7,907	—	—	—	7,907
Seix U.S. Mortgage Fund
12/31/21	92	203	—	—	295
12/31/20	205	—	—	—	205
Seix Ultra-Short Bond Fund
12/31/21	359	—	—	—	359
12/31/20	593	—	—	—	593
Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. Permanent reclassifications can arise from differing treatment of certain income and gain transactions and nondeductible current year net operating losses. These adjustments have no impact on net assets or net asset value per share of the Funds. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will likely reverse at some time in the future.
Note 13. Regulatory Matters and Litigation
From time to time, the Trust, the Funds, the Adviser and/or Subadviser and/or their affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their activities. At this time, the Adviser believes that the outcomes of such matters are not likely, either individually or in aggregate, to be material to these financial statements.
Note 14. Recent Accounting Pronouncement
In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.
Note 15. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issuance, and has determined that there are no subsequent events requiring recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Virtus Asset Trust and Shareholders of Virtus Seix Core Bond Fund, Virtus Seix Corporate Bond Fund, Virtus Seix Floating Rate High Income Fund, Virtus Seix High Grade Municipal Bond Fund, Virtus Seix High Income Fund, Virtus Seix High Yield Fund, Virtus Seix Investment Grade Tax-Exempt Bond Fund, Virtus Seix Short-Term Bond Fund, Virtus Seix Short-Term Municipal Bond Fund, Virtus Seix Total Return Bond Fund, Virtus Seix U.S. Government Securities Ultra-Short Bond Fund, Virtus Seix U.S. Mortgage Fund and Virtus Seix Ultra-Short Bond Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Virtus Seix Core Bond Fund, Virtus Seix Corporate Bond Fund, Virtus Seix Floating Rate High Income Fund, Virtus Seix High Grade Municipal Bond Fund, Virtus Seix High Income Fund, Virtus Seix High Yield Fund, Virtus Seix Investment Grade Tax-Exempt Bond Fund, Virtus Seix Short-Term Bond Fund, Virtus Seix Short-Term Municipal Bond Fund, Virtus Seix Total Return Bond Fund, Virtus Seix U.S. Government Securities Ultra-Short Bond Fund, Virtus Seix U.S. Mortgage Fund and Virtus Seix Ultra-Short Bond Fund (thirteen of the Funds constituting Virtus Asset Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2021, the related statements of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agents, agent banks, and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 25, 2022
We have served as the Virtus Mutual Funds’ auditor since at least 1977. We have not been able to determine the specific year we began serving as auditor.

VIRTUS ASSET TRUST
TAX INFORMATION NOTICE (Unaudited)
December 31, 2021
The following information is being provided in order to meet reporting requirements set forth by the Code and/or to meet state specific requirements. In early 2022, the Funds will notify applicable shareholders of amounts for use in preparing 2021 U.S. federal income tax forms. Shareholders should consult their tax advisors.
With respect to distributions paid during the fiscal year ended December 31, 2021, the Funds designate the following amounts (or, if subsequently determined to be different, the maximum amount allowable):
Long-Term Capital Gain Distributions ($)
Seix Core Bond Fund	$ 889
Seix Corporate Bond Fund	2,606
Seix High Grade Municipal Bond Fund	188
Seix Investment Grade Tax-Exempt Bond Fund	996
Seix Short-Term Bond Fund	95
Seix Short-Term Municipal Bond Fund	71
Seix Total Return Bond Fund	3,992
Seix U.S. Mortgage Fund	256
For federal income tax purposes, 100% of the income dividends paid by the Seix High Grade Municipal Bond Fund, Seix Investment Grade Tax-Exempt Bond Fund, and Seix Short-Term Municipal Bond Fund qualify as exempt-interest dividends.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS FOR VIRTUS SEIX CORE BOND FUND, VIRTUS SEIX CORPORATE BOND FUND, VIRTUS SEIX FLOATING RATE HIGH INCOME FUND, VIRTUS SEIX HIGH GRADE MUNICIPAL BOND FUND, VIRTUS SEIX HIGH INCOME FUND, VIRTUS SEIX HIGH YIELD FUND, VIRTUS SEIX INVESTMENT GRADE TAX-EXEMPT BOND FUND, VIRTUS SEIX SHORT-TERM BOND FUND, VIRTUS SEIX SHORT-TERM MUNICIPAL BOND FUND, VIRTUS SEIX TOTAL RETURN BOND FUND, VIRTUS SEIX U.S. GOVERNMENT SECURITIES ULTRA-SHORT BOND FUND, VIRTUS SEIX U.S. MORTGAGE FUND, AND VIRTUS SEIX ULTRA-SHORT BOND FUND (each a “FUND” and collectively, the “FUNDS”) BY THE BOARD OF TRUSTEES (UNAUDITED)
The Board of Trustees (the “Board”) of Virtus Asset Trust (the “Trust”) is responsible for determining whether to approve the continuation of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Virtus Fund Advisers, LLC (“VFA”) and the subadvisory agreement (the “Subadvisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, VFA and Seix Investment Advisors LLC (the “Subadviser”). At virtual meetings held on November 2, 2021 and November 15-17, 2021 (the “Meetings”), the Board, including a majority of the Trustees who are not interested persons of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (such Act, the “1940 Act” and such Trustees, the “Independent Trustees”), considered and approved the continuation of each Agreement as further discussed below. In addition, prior to the Meetings, the Independent Trustees met with their independent legal counsel to discuss and consider the information provided by management and submitted questions to management, and they considered the responses provided.
In connection with the approval of the Agreements, the Board requested and evaluated information provided by VFA and the Subadviser which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether the renewal of each of the Agreements would be in the best interests of each applicable Fund and its respective shareholders. The Board also considered information furnished throughout the year at regular Board meetings with respect to the services provided by VFA and the Subadviser, including quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from the Subadviser with respect to the Funds. The Board noted the affiliation of the Subadviser with VFA and any potential conflicts of interest.
The Board was separately advised by independent legal counsel throughout the process. For each Agreement, the Board considered all the criteria separately with respect to the applicable Fund and its shareholders. In its deliberations, the Board considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors. The Independent Trustees also discussed the proposed approval of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
In considering whether to approve the renewal of the Agreements with respect to each Fund, the Board reviewed and analyzed the factors it deemed relevant, including: (a) the nature, extent and quality of the services provided to the Funds by VFA and the Subadviser; (b) the performance of the Funds as compared to an appropriate peer group and an appropriate index; (c) the level and method of computing each Fund’s advisory and subadvisory fees, and comparisons of the Funds’ advisory fee rates and total expenses with those of a group of funds with similar investment objective(s); (d) the profitability of VFA under the Advisory Agreement; (e) any “fall-out” benefits to VFA, the Subadviser and their affiliates (i.e., ancillary benefits realized by VFA, the Subadviser or their affiliates from VFA’s or the Subadviser’s relationship with the Trust); (f) the anticipated effect of growth in size on each Fund’s performance and expenses; (g) fees paid to VFA and the Subadviser by comparable accounts, as applicable; (h) possible conflicts of interest; and (i) the terms of the Agreements.
Nature, Extent and Quality of Services
The Trustees received in advance of the Meetings information provided by VFA and the Subadviser, including completed questionnaires, concerning a number of topics, including, among other items, such company’s investment philosophy, investment process and strategies, resources and personnel, operations, compliance structure and procedures, and overall performance. The Trustees noted that the Funds are managed using a “manager of managers” structure that generally involves the use of one or more subadvisers to manage some or all of a Fund’s portfolio. Under this structure, VFA is responsible for the management of the Funds’ investment programs and for evaluating and selecting subadvisers on an ongoing basis and making any recommendations to the Board regarding hiring, retaining or replacing subadvisers. In considering the Advisory Agreement with VFA, the Board considered VFA’s process for supervising and managing the Funds’ subadviser(s), including (a) VFA’s ability to select and monitor the subadviser(s); (b) VFA’s ability to provide the services necessary to monitor the subadviser’s(s’) compliance with the Funds’ respective investment objectives, policies and restrictions as well as provide other oversight activities; and (c) VFA’s ability and willingness to identify instances in which the subadviser should be replaced and to carry out the required changes. The Trustees also considered: (a) the experience and capability of VFA’s management and other personnel; (b) the financial condition of VFA, and whether it had the financial wherewithal to provide a high level and quality of services to the Funds; (c) the quality of VFA’s own regulatory and legal compliance policies, procedures and systems; (d) the nature, extent and quality of administrative, transfer agency and other services provided by VFA and its affiliates to the Funds; (e)

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS FOR VIRTUS SEIX CORE BOND FUND, VIRTUS SEIX CORPORATE BOND FUND, VIRTUS SEIX FLOATING RATE HIGH INCOME FUND, VIRTUS SEIX HIGH GRADE MUNICIPAL BOND FUND, VIRTUS SEIX HIGH INCOME FUND, VIRTUS SEIX HIGH YIELD FUND, VIRTUS SEIX INVESTMENT GRADE TAX-EXEMPT BOND FUND, VIRTUS SEIX SHORT-TERM BOND FUND, VIRTUS SEIX SHORT-TERM MUNICIPAL BOND FUND, VIRTUS SEIX TOTAL RETURN BOND FUND, VIRTUS SEIX U.S. GOVERNMENT SECURITIES ULTRA-SHORT BOND FUND, VIRTUS SEIX U.S. MORTGAGE FUND, AND VIRTUS SEIX ULTRA-SHORT BOND FUND (each a “FUND” and collectively, the “FUNDS”) BY THE BOARD OF TRUSTEES (UNAUDITED) (CONTINUED)
VFA’s supervision of the Funds’ other service providers; and (f) VFA’s risk management processes. It was noted that affiliates of VFA serve as administrator, transfer agent and distributor of the Funds. The Board also took into account its knowledge of VFA’s management and the quality of the performance of VFA’s duties through Board meetings, discussions and reports during the preceding year, as well as information from the Trust’s Chief Compliance Officer regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.
With respect to the services provided by the Subadviser, the Board considered information provided to the Board by the Subadviser, including the Subadviser’s Form ADV, as well as information provided throughout the past year. With respect to the Subadvisory Agreement, the Board noted that the Subadviser provided portfolio management, compliance with the Funds’ investment policies and procedures, compliance with applicable securities laws and assurances thereof. The Board also noted that VFA’s and the Subadviser’s management of the Funds is subject to the oversight of the Board and must be carried out in accordance with the investment objective(s), policies and restrictions set forth in the Funds’ prospectuses and statement of additional information. In considering the renewal of the Subadvisory Agreement, the Board also considered the Subadviser’s investment management process, including (a) the experience and capability of the Subadviser’s management and other personnel committed by the Subadviser to the Funds; (b) the financial condition of the Subadviser; (c) the quality of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (d) the Subadviser’s brokerage and trading practices, including with respect to best execution and soft dollars. The Board also took into account the Subadviser’s risk assessment and monitoring process. The Board noted the Subadviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate.
After considering all of the information provided to them, the Trustees concluded that the nature, extent and quality of the services provided by VFA and the Subadviser were satisfactory and that there was a reasonable basis on which to conclude that each would continue to provide a high quality of investment services to the Funds.
Investment Performance
The Board considered performance reports and discussions at Board meetings throughout the year, as well as a report (the “Broadridge Report”) for the Funds prepared by Broadridge, an independent third party provider of investment company data, furnished in connection with the contract renewal process. The Broadridge Report presented each Fund’s performance relative to a peer group of other mutual funds (the “Performance Universe”) and relevant indexes, as selected by Broadridge. The Board also considered performance information presented by management and took into account management’s discussion of the same, including the effect of market conditions on each Fund’s performance. The Board evaluated each Fund’s performance in the context of the considerations that a “manager of managers” structure requires. The Board noted that it also reviews on a quarterly basis detailed information about both the Funds’ performance results and portfolio composition, as well as the Subadviser’s investment strategies. The Board noted VFA’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadviser. The Board also noted the Subadviser’s performance record with respect to each Fund. The Board was mindful of VFA’s focus on the Subadviser’s performance and noted VFA’s performance in monitoring and responding to any performance issues with respect to the Funds. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Fund.
The Board considered, among other performance data, the information set forth below with respect to the performance of each Fund for the period ended June 30, 2021.
Virtus Seix Core Bond Fund. The Board noted that the Fund outperformed the median of its Performance Universe for the 3-, 5- and 10-year periods and underperformed the median of its Performance Universe for the 1-year period. The Board noted that the Fund outperformed its benchmark for the 1-, 3-, 5- and 10-year periods.
Virtus Seix Corporate Bond Fund. The Board noted that the Fund outperformed the median of its Performance Universe and outperformed its benchmark for the 1-, 3-, 5- and 10-year periods.
Virtus Seix Floating Rate High Income Fund. The Board noted that the Fund outperformed the median of its Performance Universe for the 5- and 10-year periods and underperformed the median of its Performance Universe for the 1- and 3-year periods. The Board also noted that the Fund underperformed its benchmark for the 1-, 3-, 5- and 10-year periods.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS FOR VIRTUS SEIX CORE BOND FUND, VIRTUS SEIX CORPORATE BOND FUND, VIRTUS SEIX FLOATING RATE HIGH INCOME FUND, VIRTUS SEIX HIGH GRADE MUNICIPAL BOND FUND, VIRTUS SEIX HIGH INCOME FUND, VIRTUS SEIX HIGH YIELD FUND, VIRTUS SEIX INVESTMENT GRADE TAX-EXEMPT BOND FUND, VIRTUS SEIX SHORT-TERM BOND FUND, VIRTUS SEIX SHORT-TERM MUNICIPAL BOND FUND, VIRTUS SEIX TOTAL RETURN BOND FUND, VIRTUS SEIX U.S. GOVERNMENT SECURITIES ULTRA-SHORT BOND FUND, VIRTUS SEIX U.S. MORTGAGE FUND, AND VIRTUS SEIX ULTRA-SHORT BOND FUND (each a “FUND” and collectively, the “FUNDS”) BY THE BOARD OF TRUSTEES (UNAUDITED) (CONTINUED)
Virtus Seix High Grade Municipal Bond Fund. The Board noted that the Fund outperformed the median of its Performance Universe and outperformed its benchmark for the 3-, 5- and 10-year periods. The Board also noted that the Fund underperformed the median of its Performance Universe and underperformed its benchmark for the 1-year period.
Virtus Seix High Income Fund. The Board noted that the Fund outperformed the median of its Performance Universe for the 1-, 5- and 10-year periods and underperformed the median of its Performance Universe for the 3-year period. The Board also noted that the Fund underperformed its benchmark for the 3-, 5- and 10-year periods and outperformed its benchmark for the 1-year period.
Virtus Seix High Yield Fund. The Board noted that the Fund outperformed the median of its Performance Universe for the 3-, 5- and 10-year periods and underperformed the median of its Performance Universe for the 1-year period. The Board also noted that the Fund outperformed its benchmark for the 1-, 3- and 5-year periods and underperformed its benchmark for the 10-year period.
Virtus Seix Investment Grade Tax-Exempt Bond Fund. The Board noted that the Fund outperformed the median of its Performance Universe for the 3- and 10-year periods and underperformed the median of its Performance Universe for the 1- and 5-year periods. The Board also noted that the Fund outperformed its benchmark for the 3- and 10-year periods and underperformed its benchmark for 1- and 5-year periods.
Virtus Seix Short-Term Bond Fund. The Board noted that the Fund underperformed the median of its Performance Universe and underperformed its benchmark for the 1-, 3-, 5- and 10-year periods.
Virtus Seix Short-Term Municipal Bond Fund. The Board noted that the Fund outperformed the median of its Performance Universe for the 3-, 5- and 10-year periods and underperformed the median of its Performance Universe for the 1-year period. The Board also noted that the Fund outperformed its benchmark for the 10-year period and underperformed its benchmark for the 1-, 3- and 5-year periods.
Virtus Seix Total Return Bond Fund. The Board noted that the Fund outperformed the median of its Performance Universe for the 3-year period and underperformed the median of its Performance Universe for the 1-, 5- and 10-year periods. The Board also noted that the Fund outperformed its benchmark for the 1-, 3-, 5- and 10-year periods.
Virtus Seix U.S. Government Securities Ultra-Short Bond Fund. The Board noted that the Fund underperformed the median of its Performance Universe for the 1-, 3-, 5- and 10-year periods. The Board also noted that the Fund outperformed its benchmark for the 1-, 3-, 5- and 10-year periods.
Virtus Seix U.S. Mortgage Fund. The Board noted that the Fund underperformed the median of its Performance Universe for the 1-, 3- and 5-year periods and outperformed the median of its Performance Universe for the 10-year period. The Board also noted that the Fund underperformed its benchmark for the 1-, 3-, 5- and 10-year periods.
Virtus Seix Ultra-Short Bond Fund. The Board noted that the Fund underperformed the median of its performance universe for the 3-year period and outperformed the median of its Performance Universe for the 1-, 5- and 10-year periods. The Board also noted that the Fund outperformed its benchmark for the 1-, 3-, 5- and 10-year periods.
The Board also considered management’s discussion about the reasons for each applicable Fund’s underperformance relative to its peer group or benchmark. After reviewing these and related factors, the Board concluded that each Fund’s overall performance, reasons discussed for certain Funds’ underperformance and/or actions taken to address the underperformance, was satisfactory.
Management Fees and Total Expenses
The Board considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons of each Fund’s contractual and net management fee and net total expense level to those of its peer universe (the “Expense Universe”) and ranked according to quintile (the first quintile being lowest and, therefore, best in these expense component rankings, and fifth being highest and, therefore, worst in these expense component rankings). In comparing each Fund’s net management fee to that of comparable funds, the Board noted that in the materials presented by management such fee was comprised of advisory fees. The Board also noted that all of the Funds had expense caps in place to limit the total expenses incurred by the Funds and their shareholders, and that VFA had proposed to lower the expense caps in place for Seix Investment Grade Tax-Exempt Bond

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS FOR VIRTUS SEIX CORE BOND FUND, VIRTUS SEIX CORPORATE BOND FUND, VIRTUS SEIX FLOATING RATE HIGH INCOME FUND, VIRTUS SEIX HIGH GRADE MUNICIPAL BOND FUND, VIRTUS SEIX HIGH INCOME FUND, VIRTUS SEIX HIGH YIELD FUND, VIRTUS SEIX INVESTMENT GRADE TAX-EXEMPT BOND FUND, VIRTUS SEIX SHORT-TERM BOND FUND, VIRTUS SEIX SHORT-TERM MUNICIPAL BOND FUND, VIRTUS SEIX TOTAL RETURN BOND FUND, VIRTUS SEIX U.S. GOVERNMENT SECURITIES ULTRA-SHORT BOND FUND, VIRTUS SEIX U.S. MORTGAGE FUND, AND VIRTUS SEIX ULTRA-SHORT BOND FUND (each a “FUND” and collectively, the “FUNDS”) BY THE BOARD OF TRUSTEES (UNAUDITED) (CONTINUED)
Fund. The Board also noted that the subadvisory fees were paid by VFA out of its advisory fees rather than paid separately by the Funds. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by VFA after payment of the subadvisory fee. The Board also took into account the size of each of the Funds and the impact on expenses and economies of scale. The Subadviser provided, and the Board considered, fee information of comparable accounts managed by the Subadviser, as applicable.
In addition to the foregoing, the Board considered, among other data, the information set forth below with respect to each Fund’s fees and expenses. In each case, the Board took into account management’s discussion of the Fund’s expenses, including the type and size of the Fund relative to the other funds in its Expense Universe.
Virtus Seix Core Bond Fund. The Board considered that the Fund’s net management fee was in the first quintile of the Expense Universe and net total expenses after waivers were in the third quintile of the Expense Universe.
Virtus Seix Corporate Bond Fund. The Board considered that the Fund’s net management fee was in the third quintile of the Expense Universe and net total expenses after waivers were in the fourth quintile of the Expense Universe.
Virtus Seix Floating Rate High Income Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were each in the first quintile of the Expense Universe.
Virtus Seix High Grade Municipal Bond Fund. The Board considered that the Fund’s net management fee was in the first quintile of the Expense Universe and net total expenses after waivers were in the fourth quintile of the Expense Universe.
Virtus Seix High Income Fund. The Board considered that the Fund’s net management fee was in the first quintile of the Expense Universe and net total expenses after waivers were in the second quintile of the Expense Universe.
Virtus Seix High Yield Fund. The Board considered that the Fund’s net management fee was in the first quintile of the Expense Universe and net total expenses after waivers were in the second quintile of the Expense Universe.
Virtus Seix Investment Grade Tax-Exempt Bond Fund. The Board considered that the Fund’s net management fee was in the third quintile of the Expense Universe and net total expenses after waivers were in the fifth quintile of the Expense Universe.
Virtus Seix Short-Term Bond Fund. The Board considered that the Fund’s net management fee was in the first quintile of the Expense Universe and net total expenses after waivers were in the fourth quintile of the Expense Universe.
Virtus Seix Short-Term Municipal Bond Fund. The Board considered that the Fund’s net management fee was in the first quintile of the Expense Universe and net total expenses after waivers were in the second quintile of the Expense Universe.
Virtus Seix Total Return Bond Fund. The Board considered that the Fund’s net management fee was in the first quintile and net total expenses after waivers were in the third quintile of the Expense Universe.
Virtus Seix U.S. Government Securities Ultra-Short Bond Fund. The Board considered that the Fund’s net management fee was in the second quintile of the Expense Universe and net total expenses after waivers were in the fourth quintile of the Expense Universe.
Virtus Seix U.S. Mortgage Fund. The Board considered that the Fund’s net management fee was in the first quintile of the Expense Universe and net total expenses after waivers were in the fourth quintile of the Expense Universe.
Virtus Seix Ultra-Short Bond Fund. The Board considered that the Fund’s net management fee was in the first quintile of the Expense Universe and net total expenses after waivers were in the fourth quintile of the Expense Universe.
The Board concluded that the advisory and subadvisory fees for each Fund, including with any proposed amendments, were fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered. The Board also approved the proposed lower expense caps to limit the total expenses of Seix Investment Grade Tax-Exempt Bond Fund.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS FOR VIRTUS SEIX CORE BOND FUND, VIRTUS SEIX CORPORATE BOND FUND, VIRTUS SEIX FLOATING RATE HIGH INCOME FUND, VIRTUS SEIX HIGH GRADE MUNICIPAL BOND FUND, VIRTUS SEIX HIGH INCOME FUND, VIRTUS SEIX HIGH YIELD FUND, VIRTUS SEIX INVESTMENT GRADE TAX-EXEMPT BOND FUND, VIRTUS SEIX SHORT-TERM BOND FUND, VIRTUS SEIX SHORT-TERM MUNICIPAL BOND FUND, VIRTUS SEIX TOTAL RETURN BOND FUND, VIRTUS SEIX U.S. GOVERNMENT SECURITIES ULTRA-SHORT BOND FUND, VIRTUS SEIX U.S. MORTGAGE FUND, AND VIRTUS SEIX ULTRA-SHORT BOND FUND (each a “FUND” and collectively, the “FUNDS”) BY THE BOARD OF TRUSTEES (UNAUDITED) (CONTINUED)
Profitability
The Board also considered certain information relating to profitability that had been provided by VFA. In this regard, the Board considered information regarding the overall profitability, as well as on a fund-by-fund basis, of VFA for its management of the Funds and the other funds of the Trust, as well as its profits and those of its affiliates for managing and providing other services to the Trust, such as distribution, transfer agency and administrative services provided to the Funds by VFA affiliates. In addition to the fees paid to VFA and its affiliates, including the Subadviser, the Board considered any other benefits derived by VFA or its affiliates from their relationships with the Funds. The Board reviewed the methodology used to allocate costs to each Fund, taking into account the fact that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. The Board concluded that the profitability to VFA and its affiliates from each Fund was reasonable in light of the quality of the services rendered to the Funds by VFA and its affiliates as well as other factors.
In considering the profitability to the Subadviser in connection with its relationship to the Funds, the Board noted that the fees under the Subadvisory Agreement are paid by VFA out of the fees that VFA receives under the Advisory Agreement, so that Fund shareholders are not directly impacted by those fees. In considering the reasonableness of the fees payable by VFA to the Subadviser, the Board noted that, because the Subadviser is an affiliate of VFA, such profitability might be directly or indirectly shared by VFA. For each of the above reasons, the Board concluded that the profitability to the Subadviser and its affiliates from their relationships with the Funds was not a material factor in approval of the Subadvisory Agreement.
Economies of Scale
The Board received and discussed information concerning whether VFA realizes economies of scale as the Funds’ assets grow. The Board noted that the management fees for the Funds included breakpoints based on assets under management, and that expense caps were also in place for the Funds. The Board also took into account management’s discussion of the Funds’ management fee and subadvisory fee structure. The Board also took into account the current size of the Funds. The Board also noted that VFA had agreed to implement an extension of each Fund’s expense cap through April 30, 2023, and had agreed to lower expense caps applicable to Virtus Seix Investment Grade Tax-Exempt Bond Fund. The Board then concluded that no changes to the advisory fee structure of the Funds with respect to economies of scale were necessary at this time. The Board noted that VFA and the Funds may realize certain economies of scale if the assets of the Funds were to increase, particularly in relationship to certain fixed costs, and that shareholders of the Funds would have an opportunity to benefit from these economies of scale.
For similar reasons as stated above with respect to the Subadviser’s profitability, and based upon the current sizes of the Funds managed by the Subadviser, the Board concluded that the potential for economies of scale in the Subadviser’s management of the Funds was not a material factor in the approval of the Subadvisory Agreement at this time.
Other Factors
The Board considered other benefits that may be realized by VFA and the Subadviser and their affiliates from their relationships with the Funds. Among them, the Board recognized that VP Distributors, LLC, an affiliate of VFA and the Subadviser, serves as the distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Funds to compensate it for providing selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board noted that an affiliate of VFA and the Subadviser also provides administrative and transfer agency services to the Trust. The Board noted management’s discussion of the fact that, while the Subadviser is an affiliate of VFA, there are no other direct benefits to the Subadviser or VFA in providing investment advisory services to the Funds, other than the fee to be earned under the applicable Agreement. There may be certain indirect benefits gained, including to the extent that serving the Funds could provide the opportunity to provide advisory services to additional portfolios of the Trust or certain reputational benefits.
Conclusion
Based on all of the foregoing considerations, the Board, including a majority of the Independent Trustees, determined that approval of each Agreement, as amended, was in the best interests of each applicable Fund and its respective shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements, as amended, with respect to each Fund.

FUND MANAGEMENT TABLES (Unaudited)
Information pertaining to the Trustees and officers of the Trust as of the date of issuance of this report, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.
The address of each individual, unless otherwise noted, is c/o Virtus Asset Trust, One Financial Plaza, Hartford, CT 06103. There is no stated term of office for Trustees or officers of the Trust.
Independent Trustees
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Burke, Donald C. YOB: 1960 Served Since: 2017 98 Portfolios	Private investor (since 2009). Formerly, President and Chief Executive Officer, BlackRock U.S. Funds (2007 to 2009); Managing Director, BlackRock, Inc. (2006 to 2009); and Managing Director, Merrill Lynch Investment Managers (1990 to 2006).	Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (55 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2014), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).
Harris, Sidney E. YOB: 1949 Served Since: 2017 95 Portfolios	Private Investor (since 2021); Professor and Dean Emeritus (2015 to 2021), Professor (1997 to 2014), Dean (1997 to 2004), J. Mack Robinson College of Business, Georgia State University.	Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; and Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2019), Mutual Fund Directors Forum; Trustee (since 2017), Virtus Mutual Fund Family (55 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (2 portfolios); Trustee (2013 to 2020) and Honorary Trustee (since 2020), KIPP Metro Atlanta; Director (1999 to 2019), Total System Services, Inc.; Trustee (2004 to 2017), RidgeWorth Funds; Chairman (2012 to 2017), International University of the Grand Bassam Foundation; Trustee (since 2012), International University of the Grand Bassam Foundation; and Trustee (2011 to 2015), Genspring Family Offices, LLC.
Mallin, John R. YOB: 1950 Served Since: 2017 95 Portfolios	Partner/Attorney (since 2003), McCarter & English LLP (law firm) Real Property Practice Group; and Member (since 2014), Counselors of Real Estate.	Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; and Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (55 portfolios) and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2019), 1892 Club, Inc. (non-profit); Director (2013 to 2020), Horizons, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (8 portfolios).
McDaniel, Connie D. YOB: 1958 Served Since: 2017 95 Portfolios	Retired (since 2013). Vice President, Chief of Internal Audit, Corporate Audit Department (2009 to 2013); Vice President Global Finance Transformation (2007 to 2009); Vice President and Controller (1999 to 2007), The Coca-Cola Company.	Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; and Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Director (since 2019), Global Payments Inc.; Chairperson (since 2019), Governance & Nominating Committee, Global Payments Inc; Trustee (since 2017), Virtus Mutual Fund Family (55 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2021), North Florida Land Trust; Director (2014 to 2019), Total System Services, Inc.; Member (since 2011) and Chair (2014 to 2016), Georgia State University, Robinson College of Business Board of Advisors; and Trustee (2005 to 2017), RidgeWorth Funds.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
McLoughlin, Philip YOB: 1946 Served Since: 1989 105 Portfolios	Private investor since 2010.	Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Trustee (since 2021), Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund, Virtus AllianzGI Convertible & Income Fund II, Virtus AllianzGI Diversified Income & Convertible Fund, Virtus AllianzGI Equity & Convertible Income Fund and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2022) and Advisory Board Member (2021), Virtus AllianzGI Convertible & Income 2024 Target Term Fund and Virtus AllianzGI Convertible & Income Fund; Director and Chairman (since 2016), Virtus Total Return Fund Inc.; Director and Chairman (2016 to 2019), the former Virtus Total Return Fund Inc.; Director and Chairman (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (2 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (8 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); Director (1991 to 2019) and Chairman (2010 to 2019), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (55 portfolios).
McNamara, Geraldine M. YOB: 1951 Served Since: 2002 98 Portfolios	Private investor (since 2006); and Managing Director, U.S. Trust Company of New York (1982 to 2006).	Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Alternative Solutions Trust (2 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (8 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); and Trustee (since 2001), Virtus Mutual Fund Family (55 portfolios).
Walton, R. Keith YOB: 1964 Served Since: 2020 102 Portfolios	Venture and Operating Partner (since 2020), Plexo Capital, LLC; Venture Partner (since 2019) and Senior Adviser (2018 to 2019), Plexo, LLC; Formerly, Managing Director (2020 to 2021), Lafayette Square Holding Company LLC; Senior Adviser (2018 to 2019), Vatic Labs, LLC; Executive Vice President, Strategy (2017 to 2019), Zero Mass Water, LLC; Vice President, Strategy (2013 to 2017), Arizona State University; and Partner (since 2006), Global Infrastructure Partners.	Trustee (since 2022), Virtus AllianzGI Diversified Income & Convertible Fund; Advisory Board Member (since 2022), Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund, Virtus AllianzGI Convertible & Income 2024 Target Term Fund, Virtus AllianzGI Convertible & Income Fund, Virtus AllianzGI Convertible & Income Fund II, Virtus AllianzGI Equity & Convertible Income Fund and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Trustee (since 2020) Virtus Alternative Solutions Trust (2 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (55 portfolios); Director (since 2017), certain funds advised by Bessemer Investment Management LLC; Director (2016 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (2006 to 2019), Systematica Investments Limited Funds; Director (2006 to 2017), BlueCrest Capital Management Funds; Trustee (2014 to 2017), AZ Service; Director (since 2004), Virtus Total Return Fund Inc.; and Director (2004 to 2019), the former Virtus Total Return Fund Inc.
Zino, Brian T. YOB: 1952 Served Since: 2020 102 Portfolios	Retired. Various roles (1982 to 2009), J. & W. Seligman & Co. Incorporated, including President (1994 to 2009).	Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Trustee (since 2022) and Advisory Board Member (2021), Virtus AllianzGI Closed-End Funds (7 portfolios); Trustee (since 2020), Virtus Alternative Solutions Trust (2 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (55 portfolios); Director (2016 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (since 2014), Virtus Total Return Fund Inc.; Director (2014 to 2019), the former Virtus Total Return Fund Inc.; Trustee (since 2011), Bentley University; Director (1986 to 2009) and President (1994 to 2009), J&W Seligman Co. Inc.; Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002), ICI Mutual Insurance Company; Member, Board of Governors of ICI (1998 to 2008).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Interested Trustee
Name, Year of Birth, Length of Time Served and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Aylward, George R.* Trustee and President YOB: 1964 Served Since: 2006 107 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries, and various senior officer positions with Virtus affiliates (since 2005).	Member, Board of Governors of the Investment Company Institute (since 2021); Trustee and President (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Trustee, President and Chief Executive Officer (since 2021), Virtus AllianzGI Closed-End Funds (7 portfolios); Chairman and Trustee (since 2015), Virtus ETF Trust II (5 portfolios); Director, President and Chief Executive Officer (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and President (since 2013), Virtus Alternative Solutions Trust (2 portfolios); Director (since 2013), Virtus Global Funds, PLC (5 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Fund Family (55 portfolios); Director, President and Chief Executive Officer (since 2006), Virtus Total Return Fund Inc.; and Director, President and Chief Executive Officer (2006 to 2019), the former Virtus Total Return Fund Inc.
*Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.
Advisory Board Members
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Cogan, Sarah E. YOB: 1956 Served Since: 2021 102 Portfolios	Retired Partner, Simpson Thacher & Bartlett LLP (“STB”) (law firm) (since 2019); Director, Girl Scouts of Greater New York (since 2016); Trustee, Natural Resources Defense Council, Inc. (since 2013); and formerly, Partner, STB (1989 to 2018).	Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, and Virtus Event Opportunities Trust (2 portfolios); Advisory Board Member (since 2021), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (55 portfolios), and Virtus Variable Insurance Trust (8 portfolios); Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2021), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Trustee (since 2019), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Trustee (since 2019), Virtus AllianzGI Closed-End Funds (7 portfolios); Trustee (since 2019), PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Energy and Tactical Credit Opportunities Fund, PCM Fund, Inc, PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Strategic Income Fund, Inc., PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund; and Trustee (since 2019), PIMCO Managed Accounts Trust (5 portfolios).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
DeCotis, Deborah A. YOB: 1952 Served Since: 2021 102 Portfolios	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); and Trustee, Smith College (since 2017). Formerly, Director, Watford Re (2017 to 2021); Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005 to 2015); and Trustee, Stanford University (2010 to 2015).	Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, and Virtus Event Opportunities Trust (2 portfolios); Advisory Board Member (since 2021), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (55 portfolios), and Virtus Variable Insurance Trust (8 portfolios); Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2021), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Trustee (since 2020), PIMCO Dynamic Income Opportunities Fund; Trustee (since 2019), PIMCO Energy and Tactical Credit Opportunities Fund and Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund; Trustee (since 2018), PIMCO Flexible Municipal Income Fund Trustee (since 2017), PIMCO Flexible Credit Income Fund and Virtus AllianzGI Convertible & Income 2024 Target Term Fund; Trustee (since 2015), Virtus AllianzGI Diversified Income & Convertible Fund; Trustee (since 2014), Virtus Investment Trust (13 portfolios); Trustee (since 2013), PIMCO Dynamic Credit and Mortgage Income Fund; Trustee (since 2012), PIMCO Dynamic Income Fund; Trustee (since 2011), Virtus Strategy Trust (11 portfolios); Trustee (since 2011), PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund, Inc., PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Strategic Income Fund, Inc., PIMCO Managed Accounts Trust (5 portfolios); and Trustee (since 2011), Virtus AllianzGI Convertible & Income Fund, Virtus AllianzGI Convertible & Income Fund II, Virtus AllianzGI Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund.
Drummond, F. Ford YOB: 1962 Served Since: 2021 102 Portfolios	Owner/Operator (since 1998), Drummond Ranch; and Director (since 2015), Texas and Southwestern Cattle Raisers Association. Formerly Chairman, Oklahoma Nature Conservancy (2019 to 2020); Board Member (2006 to 2020) and Chairman (2016 to 2018), Oklahoma Water Resources Board; Director (1998 to 2008), The Cleveland Bank; and General Counsel (1998 to 2008), BMIHealth Plans (benefits administration).	Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, and Virtus Event Opportunities Trust (2 portfolios); Advisory Board Member (since 2021), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (55 portfolios), and Virtus Variable Insurance Trust (8 portfolios); Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2021), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Trustee (since 2019), Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund; Trustee (since 2017), Virtus AllianzGI Convertible & Income 2024 Target Term Fund; Trustee (since 2015), Virtus AllianzGI Convertible & Income Fund, Virtus AllianzGI Convertible & Income Fund II, Virtus AllianzGI Diversified Income & Convertible Fund, Virtus Dividend, Interest & Premium Strategy Fund and Virtus AllianzGI Equity & Convertible Income Fund; Trustee (since 2014), Virtus Strategy Trust (11 portfolios); Director (since 2011), Bancfirst Corporation; and Trustee (since 2006), Virtus Investment Trust (13 portfolios).
Moyer, William R. YOB: 1944 Served Since: 2020 95 Portfolios	Private investor (since 2004); and Financial and Operations Principal (2006 to 2017), Newcastle Distributors LLC (broker dealer).	Advisory Board Member (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Advisory Board Member (since 2020), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (55 portfolios); Advisory Board Member (since 2020) and Director (2016 to 2019), Virtus Total Return Fund Inc.; Director (2016 to 2019), the former Virtus Total Return Fund Inc.; Advisory Board Member (2020 to 2021) and Director (2014 to 2019), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Advisory Board Member (since 2020) and Trustee (2011 to 2019), Virtus Global Multi-Sector Income Fund; Advisory Board Member (since 2020) and Trustee (2013 to 2016), Virtus Alternative Solutions Trust (2 portfolios).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Officers of the Trust Who Are Not Trustees
Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Batchelar, Peter J. YOB: 1970	Senior Vice President (since 2017), and Vice President (2008 to 2016).	Senior Vice President, Product Development (since 2017), Vice President, Product Development (2008 to 2016), and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust, Virtus Investment Trust, Virtus Strategy Trust and Virtus AllianzGI Closed-End Funds; Senior Vice President (since 2017) and Vice President (2008 to 2016), Virtus Mutual Fund Family; Senior Vice President (since 2017) and Vice President (2010 to 2016), Virtus Variable Insurance Trust; Senior Vice President (since 2017) and Vice President (2013 to 2016), Virtus Alternative Solutions Trust; Senior Vice President (2017 to 2021) and Vice President (2016 to 2017), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Senior Vice President (since 2017) and Vice President (2016 to 2017), Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; and Senior Vice President (2017 to 2019) and Vice President (2016 to 2017), the former Virtus Total Return Fund Inc.
Bradley, W. Patrick YOB: 1972	Executive Vice President (since 2016); Senior Vice President (2013 to 2016); Vice President (2011 to 2013); Chief Financial Officer and Treasurer (since 2006).	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016), and various officer positions (since 2006), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President, Chief Financial Officer and Treasurer (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust, Virtus Investment Trust, Virtus Strategy Trust and Virtus AllianzGI Closed-End Funds; Director (since 2019), Virtus Global Funds ICAV; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Family; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013) and Chief Financial Officer and Treasurer (since 2010), Virtus Total Return Fund Inc.; Executive Vice President (2016 to 2019), Senior Vice President (2013 to 2016), Vice President (2012 to 2013), Chief Financial Officer and Treasurer (since 2010), the former Virtus Total Return Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund; Executive Vice President ( 2016 to 2021), Senior Vice President (2014 to 2016), Chief Financial Officer and Treasurer (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), and Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust; Director (since 2013), Virtus Global Funds, PLC; and Vice President and Assistant Treasurer (since 2011), Duff & Phelps Utility and Infrastructure Fund Inc.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Carr, Kevin J. YOB: 1954	Senior Vice President (since 2013); Vice President (2005 to 2013); Chief Legal Officer, Counsel and Secretary (since 2005).	Vice President and Senior Counsel (2017 to Present), Senior Vice President (2009 to 2017), Vice President, Counsel and Secretary (2008 to 2009), and various officer positions (since 2005), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President and Assistant Secretary (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust, Virtus Investment Trust and Virtus Strategy Trust; Assistant Secretary, (since 2021), Virtus AllianzGI Closed-End Funds; Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Fund Family; Senior Vice President (2013 to 2014), Vice President (2012 to 2013), Secretary and Chief Legal Officer (2005 to 2013), and Assistant Secretary (2013 to 2014 and since 2017), Virtus Total Return Fund Inc.; Senior Vice President (2013 to 2014), Vice President (2012 to 2013), Secretary and Chief Legal Officer (2005 to 2013) and Assistant Secretary (2013 to 2014 and 2017 to 2019), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Assistant Secretary (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2010 to 2013), Virtus Variable Insurance Trust; Senior Vice President (2013 to 2014), Vice President (2011 to 2013), and Assistant Secretary (since 2011), Virtus Global Multi-Sector Income Fund; Assistant Secretary (2015 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Senior Vice President (since 2017) and Assistant Secretary (since 2013), Virtus Alternative Solutions Trust; Secretary (since 2015), ETFis Series Trust I; and Secretary (since 2015), Virtus ETF Trust II.
Engberg, Nancy J. YOB: 1956	Senior Vice President (since 2017); Vice President (2011 to 2017); and Chief Compliance Officer (since 2011).	Senior Vice President (since 2017), Vice President (2008 to 2017) and Chief Compliance Officer (2008 to 2011 and since 2016), and various officer positions (since 2003), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President and Chief Compliance Officer (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust, Virtus Investment Trust, Virtus Strategy Trust and Virtus AllianzGI Closed-End Funds; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2017) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund; Senior Vice President (since 2017), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), Virtus Total Return Fund Inc.; Senior Vice President (2017 to 2019), Vice President (2012 to 2017) and Chief Compliance Officer (2012 to 2019), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Vice President (2013 to 2016) and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Senior Vice President (2017 to 2021), Vice President (2014 to 2017) and Chief Compliance Officer (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Chief Compliance Officer (since 2015), ETFis Series Trust I; and Chief Compliance Officer (since 2015), Virtus ETF Trust II.
Short, Julia R. YOB: 1972	Senior Vice President (since 2017).	Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust, Virtus Investment Trust, Virtus Strategy Trust and Virtus AllianzGI Closed-End Funds; Senior Vice President (2018 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; and Senior Vice President (since 2018), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Senior Vice President (2018 to 2019), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Virtus Mutual Fund Family; President and Chief Executive Officer, RidgeWorth Funds (2007 to 2017); and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Smirl, Richard W. YOB: 1967	Executive Vice President (since 2021).	Executive Vice President, Product Management (since 2021), and Executive Vice President and Chief Operating Officer (since 2021), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust, Virtus Mutual Fund Family, Virtus Investment Trust, Virtus Strategy Trust, Virtus AllianzGI Closed-End Funds, Virtus Global Multi-Sector Income Fund, Virtus Global Multi-Sector Income Fund, and Virtus Total Return Fund Inc.; Executive Vice President (May to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Chief Operating Officer (2018 to 2021), Russell Investments; Executive Director (Jan. to July 2018), State of Wisconsin Investment Board; and Partner and Chief Operating Officer (2004 to 2018), William Blair Investment Management.

Virtus Seix Investment Grade Tax-Exempt Bond Fund (the “Fund”),
a series of Virtus Asset Trust (unaudited)
Supplement dated November 30, 2021 to the Summary Prospectus and the Virtus Asset Trust Statutory Prospectus,
each dated April 28, 2021, as supplemented
IMPORTANT NOTICE TO INVESTORS
Effective December 1, 2021, the Fund’s investment adviser, Virtus Fund Advisers, LLC, will implement a new expense limitation arrangement to further limit the Fund’s expenses. The change is described in more detail below.
Virtus Seix Investment Grade Tax-Exempt Bond Fund
Under “Fees and Expenses” in the Fund’s summary prospectus and the summary section of the statutory prospectus, the “Annual Fund Operating Expenses” table and associated footnotes will be replaced with the following:
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class I
Management Fees	0.50%	0.50%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	None
Other Expenses	0.26%	0.32%
Acquired Fund Fees and Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses(b)	1.03%	0.84%
Less: Fee Waiver and/or Expense Reimbursement(c)	(0.34)%	(0.30)%
Total Annual Fund Operating Expenses After Expense Reimbursement(b)(c)	0.69%	0.54%
(b) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.
(c) The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 0.67% for Class A Shares and 0.52% for Class I Shares through April 30, 2023. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the fund to exceed its expense limit in effect at the time of the waiver or reimbursement, and any in effect at the time of recapture, after repayment is taken into account.
Under “Fees and Expenses,” the “Example” table is hereby replaced with the following:
	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$344	$561	$796	$1,470
Class I	Sold or Held	$55	$238	$436	$1,009

In the first table in the section “More Information About Fund Expenses” on page 101 of the statutory prospectus, the row corresponding to the Fund will be replaced with the following and a new footnote added after the table:
	Class A Shares	Class C Shares	Class I Shares	Class R6 Shares
Virtus Seix Investment Grade Tax-Exempt Bond Fund*	0.67%	N/A	0.52%	N/A
* Contractual through April 30, 2023.
Investors should retain this supplement with the Prospectuses for future reference.
VAT 8622/Seix IGTEB-NewExpCaps (11/21)

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VIRTUS ASSET TRUST
101 Munson Street
Greenfield, MA 01301-9668
Trustees
Philip R. McLoughlin, Chairman
George R. Aylward
Donald C. Burke
Sidney E. Harris
John R. Mallin
Connie D. McDaniel
Geraldine M. McNamara
R. Keith Walton
Brian T. Zino
Advisory Board Members
Sarah E. Cogan
Deborah A. DeCotis
F. Ford Drummond
William R. Moyer
Officers
George R. Aylward, President
Peter Batchelar, Senior Vice President
W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer
Kevin J. Carr, Senior Vice President, Chief Legal Officer, Counsel and Secretary
Nancy J. Engberg, Senior Vice President and Chief Compliance Officer
Julia R. Short, Senior Vice President
Richard W. Smirl, Executive Vice President
Investment Adviser
Virtus Fund Advisers, LLC
One Financial Plaza
Hartford, CT 06103-2608
Principal Underwriter
VP Distributors, LLC
One Financial Plaza
Hartford, CT 06103-2608
Administrator and Transfer Agent
Virtus Fund Services, LLC
One Financial Plaza
Hartford, CT 06103-2608
Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286-1048
Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103-7042
How to Contact Us
Mutual Fund Services	1-800-243-1574
Adviser Consulting Group	1-800-243-4361
Website	Virtus.com

Important Notice to Shareholders
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

P.O. Box 9874
Providence, RI 02940-8074
For more information about Virtus Mutual Funds,
please contact us at 1-800-243-1574, or visit Virtus.com.
8636	02-22

ANNUAL REPORT
VIRTUS ASSET TRUST

December 31, 2021
Virtus Ceredex Large-Cap Value Equity Fund*
Virtus Ceredex Mid-Cap Value Equity Fund
Virtus Ceredex Small-Cap Value Equity Fund*
Virtus SGA International Growth Fund*
Virtus Silvant Large-Cap Growth Stock Fund
Virtus Silvant Small-Cap Growth Stock Fund
Virtus Zevenbergen Innovative Growth Stock Fund
*Prospectus supplement applicable to this fund appears at the back of this annual report.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports like this one will no longer be sent by mail, unless specifically requested from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.
You may elect at any time to receive not only shareholder reports but also certain other communications from the Fund electronically, or you may elect to receive paper copies of all future shareholder reports free of charge to you. If you own your shares directly with the Fund, you may make such elections by calling the Fund at 1-800-243-1574 or, with respect to requesting electronic delivery, by visiting www.virtus.com. An election made directly with the Fund will apply to all Virtus Mutual Funds in which you own shares directly. If you own your shares through a financial intermediary, please contact your financial intermediary to make your request and to determine whether your election will apply to all funds in which you own shares through that intermediary.

Not FDIC Insured • No Bank Guarantee • May Lose Value

Message to Shareholders		1
Disclosure of Fund Expenses		2
Key Investment Terms		4
Fund	Fund Summary	Schedule of Investments
Virtus Ceredex Large-Cap Value Equity Fund (“Ceredex Large-Cap Value Equity Fund”)	6	22
Virtus Ceredex Mid-Cap Value Equity Fund (“Ceredex Mid-Cap Value Equity Fund”)	8	23
Virtus Ceredex Small-Cap Value Equity Fund (“Ceredex Small-Cap Value Equity Fund”)	10	25
Virtus SGA International Growth Fund (“SGA International Growth Fund”)	13	27
Virtus Silvant Large-Cap Growth Stock Fund (“Silvant Large-Cap Growth Stock Fund”)	15	29
Virtus Silvant Small-Cap Growth Stock Fund (“Silvant Small-Cap Growth Stock Fund”)	17	31
Virtus Zevenbergen Innovative Growth Stock Fund (“Zevenbergen Innovative Growth Stock Fund”)	19	33
Statements of Assets and Liabilities		35
Statements of Operations		38
Statements of Changes in Net Assets		40
Financial Highlights		44
Notes to Financial Statements		50
Report of Independent Registered Public Accounting Firm		61
Tax Information Notice		62
Consideration of Advisory and Subadvisory Agreements by Board of Trustees		63
Fund Management Tables		67
Proxy Voting Procedures and Voting Record (Form N-PX)
The subadvisers vote proxies, if any, relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees”, or the “Board”). You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at https://www.sec.gov.
PORTFOLIO  HOLDINGS INFORMATION
The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT-P. Form N-PORT-P is available on the SEC’s website at https://www.sec.gov.
This report is not authorized for distribution to prospective investors in the Funds presented in this book unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, each Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS
To my fellow shareholders of Virtus Funds:
I am pleased to present this annual report, which reviews the performance of your Fund for the 12 months ended December 31, 2021.
During this fiscal year, markets expressed optimism about the economic reopening that was driven by the release of COVID-19 vaccines, as well as ongoing monetary support and fiscal stimulus. Doubts crept in during the period, however, as the Delta and Omicron variants impacted productivity, and cascading supply chain issues led to higher prices. Strong corporate profitability drove equity markets higher for much of the period, although concerns about inflation and interest rates hindered fixed income markets.
Domestic and international equity indexes delivered generally strong returns for the 12 months ended December 31, 2021. U.S. large-capitalization stocks returned 28.71%, as measured by the S&P 500® Index, outpacing small-cap stocks, which gained 14.82%, as measured by the Russell 2000® Index. Within international equities, developed markets, as measured by the MSCI EAFE® Index (net), returned 11.26%, while emerging markets, as measured by the MSCI Emerging Markets Index (net), declined 2.54%.
In fixed income markets, the yield on the 10-year Treasury rose sharply to 1.52% on December 31, 2021, from 0.93% on December 31, 2020, based on fears of rising inflation. The broader U.S. fixed income market, as represented by the Bloomberg U.S. Aggregate Bond Index, was down 1.54% for the 12-month period, but non-investment grade bonds, as measured by the Bloomberg U.S. Corporate High Yield Bond Index, were up 5.28%.
Thank you for entrusting the Virtus Funds with your assets. Please call our customer service team at 800-243-1574 if you have questions about your account or require assistance. We appreciate your business and remain committed to your long-term financial success.
Sincerely,
George R. Aylward
President, Virtus Funds
February 2022
Refer to the Fund Summary section for your Fund’s performance. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investing involves risk, including the risk of loss of principal invested.
1

VIRTUS ASSET TRUST
DISCLOSURE OF FUND EXPENSES (Unaudited)
FOR THE SIX-MONTH PERIOD OF July 1, 2021 TO December 31, 2021
We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of a Virtus Asset Trust Fund discussed in this shareholder report (each, a “Fund”), you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class C shares; and (2) ongoing costs, including investment advisory fees, distribution and service fees, and other expenses. Class I shares and Class R6 shares are sold without sales charges and do not incur distribution and service fees. Class R6 shares also do not incur shareholder servicing fees. For further information regarding applicable sales charges, see Note 1 in the Notes to Financial Statements. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The Annualized Expense Ratios may be different from the expense ratios in the Financial Highlights which are for the fiscal year ended December 31, 2021.
Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the accompanying tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
		Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Annualized Expense Ratio	Expenses Paid During Period*
Ceredex Large-Cap Value Equity Fund
	Class A	$ 1,000.00	$ 1,085.00	1.24%	$ 6.52
	Class C	1,000.00	1,081.90	1.72	9.03
	Class I	1,000.00	1,085.80	0.97	5.10
	Class R6	1,000.00	1,087.40	0.72	3.79
Ceredex Mid-Cap Value Equity Fund
	Class A	1,000.00	1,077.90	1.27	6.65
	Class C	1,000.00	1,075.40	1.79	9.36
	Class I	1,000.00	1,078.80	0.98	5.13
	Class R6	1,000.00	1,080.30	0.79	4.14
Ceredex Small-Cap Value Equity Fund
	Class A	1,000.00	1,075.60	1.46	7.64
	Class C	1,000.00	1,073.10	1.84	9.61
	Class I	1,000.00	1,076.50	1.18	6.18
	Class R6	1,000.00	1,077.50	0.88	4.61
SGA International Growth Fund
	Class A	1,000.00	1,004.90	1.32	6.67
	Class I	1,000.00	1,005.60	1.07	5.41
	Class R6	1,000.00	1,006.50	0.95	4.80
Silvant Large-Cap Growth Stock Fund
	Class A	1,000.00	1,090.70	1.23	6.48
	Class I	1,000.00	1,091.60	0.97	5.11
	Class R6	1,000.00	1,092.20	0.90	4.75
Silvant Small-Cap Growth Stock Fund
	Class A	1,000.00	951.20	1.27	6.25
	Class I	1,000.00	951.50	1.15	5.66
Zevenbergen Innovative Growth Stock Fund
	Class A	1,000.00	901.20	1.25	5.99
	Class I	1,000.00	902.30	1.00	4.79
	Class R6	1,000.00	902.70	0.90	4.32

*	Expenses are equal to the relevant Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (184) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.
2

VIRTUS ASSET TRUST
DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)
FOR THE SIX-MONTH PERIOD OF July 1, 2021 TO December 31, 2021
For Funds which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with any underlying funds. If such fees and expenses had been included, the expenses would have been higher.
You can find more information about a Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to that Fund’s prospectus.
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.
		Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Annualized Expense Ratio	Expenses Paid During Period*
Ceredex Large-Cap Value Equity Fund
	Class A	$ 1,000.00	$ 1,018.95	1.24%	$ 6.31
	Class C	1,000.00	1,016.53	1.72	8.74
	Class I	1,000.00	1,020.32	0.97	4.94
	Class R6	1,000.00	1,021.58	0.72	3.67
Ceredex Mid-Cap Value Equity Fund
	Class A	1,000.00	1,018.80	1.27	6.46
	Class C	1,000.00	1,016.18	1.79	9.10
	Class I	1,000.00	1,020.27	0.98	4.99
	Class R6	1,000.00	1,021.22	0.79	4.02
Ceredex Small-Cap Value Equity Fund
	Class A	1,000.00	1,017.85	1.46	7.43
	Class C	1,000.00	1,015.93	1.84	9.35
	Class I	1,000.00	1,019.26	1.18	6.01
	Class R6	1,000.00	1,020.77	0.88	4.48
SGA International Growth Fund
	Class A	1,000.00	1,018.55	1.32	6.72
	Class I	1,000.00	1,019.81	1.07	5.45
	Class R6	1,000.00	1,020.42	0.95	4.84
Silvant Large-Cap Growth Stock Fund
	Class A	1,000.00	1,019.00	1.23	6.26
	Class I	1,000.00	1,020.32	0.97	4.94
	Class R6	1,000.00	1,020.67	0.90	4.58
Silvant Small-Cap Growth Stock Fund
	Class A	1,000.00	1,018.80	1.27	6.46
	Class I	1,000.00	1,019.41	1.15	5.85
Zevenbergen Innovative Growth Stock Fund
	Class A	1,000.00	1,018.90	1.25	6.36
	Class I	1,000.00	1,020.16	1.00	5.09
	Class R6	1,000.00	1,020.67	0.90	4.58

*	Expenses are equal to the relevant Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (184) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.
For Funds which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with any underlying funds. If such fees and expenses had been included, the expenses would have been higher.
You can find more information about a Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to that Fund’s prospectus.
3

VIRTUS ASSET TRUST
KEY INVESTMENT TERMS (Unaudited)
December 31, 2021
American Depositary Receipt (“ADR”)
Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.
Bloomberg U.S. Aggregate Bond Index
The Bloomberg U.S. Aggregate Bond Index measures the U.S. investment-grade fixed-rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Bloomberg U.S. Corporate High Yield Bond Index
The Bloomberg U.S. Corporate High Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Exchange-Traded Fund (“ETF”)
An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.
Federal Reserve (the “Fed”)
The Central Bank of the U.S., responsible for controlling the money supply, interest rates, and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches, and all national and state banks that are part of the system.
Gross Domestic Product (“GDP”)
The GDP represents the market value of all goods and services produced by the economy during the period measured, including personal consumption, government purchases, private inventories, paid-in construction costs, and the foreign trade balance.
London Interbank Offered Rate (“LIBOR”)
A benchmark rate that some of the world’s leading banks charge each other for short-term loans and that serves as the first step to calculating interest rates on various loans throughout the world.
MSCI All Country World ex USA Index (net)
The MSCI All Country World ex USA Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets, excluding the United States. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
MSCI EAFE® Index (net)
The MSCI EAFE® (Europe, Australasia, Far East) Index (net) is a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
MSCI Emerging Markets Index (net)
The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Real Estate Investment Trust (“REIT”)
A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.
Russell 1000® Growth Index
The Russell 1000® Growth Index is a market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
Russell 1000® Value Index
The Russell 1000® Value Index is a market capitalization-weighted index of value-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
4

VIRTUS ASSET TRUST
KEY INVESTMENT TERMS (Unaudited) (Continued)
December 31, 2021
Russell 2000® Growth Index
The Russell 2000® Growth Index is a market capitalization-weighted index of growth-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
Russell 2000® Index
The Russell 2000® Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Russell 2000® Value Index
The Russell 2000® Value Index is a market capitalization-weighted index of value-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
Russell 3000® Growth Index
The Russell 3000® Growth Index is a market capitalization-weighted index of growth-oriented stocks of U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
Russell Midcap® Growth Index
The Russell Midcap® Growth Index is a market capitalization-weighted index of medium-capitalization, growth-oriented stocks of U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Russell Midcap® Index
The Russell Midcap® Index is a market capitalization-weighted index of medium-capitalization stocks of U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Russell Midcap® Value Index
The Russell Midcap Value Index is a market capitalization-weighted index of medium-capitalization, value-oriented stocks of U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
S&P 500® Index
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Sponsored ADR
An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. Sponsored ADRs generally carry the same rights normally given to stockholders, such as voting rights. ADRs must be sponsored to be able to trade on a major U.S. exchange such as the New York Stock Exchange (“NYSE”).
5

Ceredex Large-Cap Value Equity Fund	Ticker Symbols: Class A: SVIIX
Fund Summary (Unaudited)	Class C: SVIFX
Class I: STVTX
Class R6: STVZX

Portfolio Manager Commentary by
Ceredex Value Advisors LLC
■	The Fund is diversified and has an investment objective of seeking to provide a high level of capital appreciation. As a secondary goal, the Fund also seeks to provide current income. There is no guarantee that the Fund will meet its objectives.
■	For the fiscal year ended December 31, 2021, the Fund’s Class A shares at NAV returned 25.24%, Class C shares at NAV returned 24.57%, Class I shares at NAV returned 25.48%, and Class R6 Shares at NAV returned 25.85%. For the same period, the Russell 1000® Value Index, the Fund’s style-specific benchmark appropriate for comparison, returned 25.16%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended December 31, 2021?
The 12-month period was a robust environment for the U.S. stock market. Large-cap stocks underperformed their smaller-capitalization counterparts, with the Russell 1000® Value Index posting a return of 25.16% versus the Russell 2000® Value Index return of 28.27%. Similar to the past few years, growth stocks continued to outpace value stocks, with the Russell 1000® Growth Index returning 27.60% and the Russell 1000® Value Index posting a 25.16% return for the period. This was due to a handful of names leading the charge for the Russell 1000® Growth Index. The opposite occurred among mid caps and small caps, where value bested growth.
All economic sectors were positive in 2021. Energy and real estate were the best-performing areas for the Russell 1000® Value Index in the period. The largest detracting sectors, on a relative basis, for the
Russell 1000® Value Index were consumer staples and communication services.
During the annual time frame, the robust fiscal and monetary stimulus was a main factor in lifting U.S. equity markets. In addition, the markets dealt with a vaccine rollout, China growth concerns, fears of higher inflation, dysfunction in government, geopolitical instability, and a new COVID variant (Omicron). With all these items contributing to equity volatility at times, strong financial conditions along with solid fundamentals and earnings lifted stocks in 2021.
What factors affected the Fund’s performance during its fiscal year?
The Fund outperformed its benchmark, the Russell 1000® Value Index, for the 12 months ended December 31, 2021. During this period, the Fund posted positive stock selection in the financials, information technology, and consumer discretionary sectors. Negative stock selection was exhibited in the health care, industrials, and energy sectors. The Fund had underweight positions in the communication services and consumer staples sectors that contributed positively to results. Additionally, the Fund had an underweight position in real estate and an overweight position in information technology, both of which weighed on investment results.
For the reporting period, the securities that posted the largest positive contribution to results were Capital One Financial and Bank of America.
•  Capital One contributed positively due to continued pristine credit, strong consumer spending, and the early stages of loan growth.
•  Bank of America outperformed as consumer trends emerged with strength, the interest rate environment became more constructive, and capital markets remained robust.
Rounding out the top five contributors were American Express, KLA Corp., and PerkinElmer.
The largest detractors from results were Global Payments and Zimmer Biomet Holdings.
•  Global Payments underperformed as the company was negatively impacted by the fear that BNPL (Buy now Pay later) could be disruptive to its business.
•  Zimmer Biomet Holdings was adversely impacted by COVID, which prevented the rate of orthopedic procedures from fully rebounding.
Other top detractors for the period included AT&T, AptarGroup, and General Electric.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Value Stocks: Value stocks are subject to the risk that the broad market may not recognize their intrinsic value.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the portfolio manager(s) to invest the Fund’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2021.
Industrials	21%
Financials	21
Information Technology	12
Materials	12
Health Care	9
Energy	6
Consumer Discretionary	4
Other (includes short-term investment)	15
Total	100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
6

Ceredex Large-Cap Value Equity Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/21

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	25.24%	11.87%	12.69%	— %	—
Class A shares at POP[3,4]	18.35	10.62	12.06	—	—
Class C shares at NAV[2] and with CDSC[4]	24.57	11.34	12.13	—	—
Class I shares at NAV[2]	25.48	12.17	12.99	—	—
Class R6 shares at NAV[2]	25.85	12.46	—	10.68	8/1/14
Russell 1000® Value Index	25.16	11.16	12.97	10.14 [5]	—
Fund Expense Ratios[6]: Class A shares: Gross 1.27%, Net 1.24%; Class C shares: Gross 1.94%, Net 1.72%; Class I shares: Gross 1.03%, Net 0.97%; Class R6 shares: Gross 0.86%, Net 0.72%.
All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2011, for Class A shares, Class C shares, and Class I shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.50% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index return is from the inception date of Class R6 shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 28, 2021, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2022. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
7

Ceredex Mid-Cap Value Equity Fund	Ticker Symbols: Class A: SAMVX
Fund Summary (Unaudited)	Class C: SMVFX
Class I: SMVTX
Class R6: SMVZX

Portfolio Manager Commentary by
Ceredex Value Advisors LLC
■	The Fund is diversified and has an investment objective of seeking to provide capital appreciation. As a secondary goal, the Fund also seeks to provide current income. There is no guarantee that the Fund will meet its objectives.
■	For the fiscal year ended December 31, 2021, the Fund’s Class A shares at NAV returned 28.73%, Class C shares at NAV returned 28.01%, Class I shares at NAV returned 28.99%, and Class R6 Shares at NAV returned 29.34%. For the same period, the Russell Midcap® Value Index, the Fund’s style-specific benchmark appropriate for comparison, returned 28.34%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended December 31, 2021?
The 12-month period was a robust environment for the U.S. stock market. Mid-cap value stocks did better than large-cap stocks, and slightly outperformed their smaller-capitalization counterparts, with the Russell Midcap® Value Index posting a return of 28.34% versus the Russell 1000® Value Index return of 25.16% and the Russell 2000® Value Index return of 28.27%. Growth stocks continued to outpace value stocks, with the Russell 1000® Growth Index returning 27.60% and the Russell 1000® Value Index posting a 25.16% return for the period. This was due to a handful of names leading the charge for the Russell 1000® Growth Index. The opposite occurred in mid cap, where value bested growth. The Russell Midcap® Value Index returned 28.34% versus the Russell Midcap® Growth Index, which returned 12.73%.
All economic sectors were positive in 2021. Real estate and energy were the best-performing areas for the Russell Midcap® Value Index in the period. The largest detracting sectors, on a relative basis, for the Russell Midcap Value® Index were communication services and health care.
During the annual time frame, the robust fiscal and monetary stimulus was a main factor in lifting U.S. equity markets. In addition, the markets dealt with a vaccine rollout, China growth concerns, fears of higher inflation, dysfunction in government, geopolitical instability, and a new COVID variant (Omicron). With all these items contributing to equity volatility at times, strong financial conditions along with solid fundamentals and earnings lifted stocks in 2021.
What factors affected the Fund’s performance during its fiscal year?
The Fund outperformed its benchmark, the Russell Midcap® Value Index, for the 12 months ended December 31, 2021. During this period, the Fund posted positive stock selection in the financials, industrials, and consumer discretionary sectors. Negative stock selection was exhibited in the real estate, utilities, and information technology sectors. The Fund had underweight positions in the communication services and consumer staples sectors that contributed positively to results. Additionally, the Fund had underweight positions in health care and real estate that weighed on investment results.
For the reporting period, the securities that posted the largest positive contribution to results were Capital One Financial and Marvell Technology Group.
•  Capital One contributed positively due to continued pristine credit, strong consumer spending, and the early stages of loan growth.
•  Marvell Technology Group outperformed based on strong execution and a positive update on earnings, for which the company provided a favorable outlook that surprised investors.
Rounding out the top five contributors were Signature Bank, Motorola Solutions, and NXP Semiconductor.
The largest detractors from results were Global Payments and Citrix Systems.
•  Global Payments underperformed as the company was negatively impacted by the fear that BNPL (Buy now Pay later) could be disruptive to its business.
•  Citrix Systems underperformed as the company was negatively impacted by weak earnings due to subpar execution. This resulted in the company resetting earnings expectations for the full year.
Other top detractors for the period included Foot Locker, Zimmer Biomet Holdings, and FMC Corp.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Value Stocks: Value stocks are subject to the risk that the broad market may not recognize their intrinsic value.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the portfolio manager(s) to invest the Fund’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2021.
Industrials	23%
Financials	18
Information Technology	15
Materials	8
Health Care	8
Real Estate	6
Consumer Discretionary	6
Other (includes short-term investment)	16
Total	100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
8

Ceredex Mid-Cap Value Equity Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/21

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	28.73%	11.45%	13.00%	— %	—
Class A shares at POP[3,4]	21.65	10.19	12.37	—	—
Class C shares at NAV[2] and with CDSC[4]	28.01	10.95	12.50	—	—
Class I shares at NAV[2]	28.99	11.79	13.34	—	—
Class R6 shares at NAV[2]	29.34	12.06	—	10.76	8/1/14
Russell Midcap® Value Index	28.34	11.22	13.44	10.31 [5]	—
Fund Expense Ratios[6]: Class A shares: 1.30%; Class C shares: Gross 1.98%, Net 1.79%; Class I shares: 1.04%; Class R6 shares: Gross 0.87%, Net 0.79%.
All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2011, for Class A shares, Class C shares, and Class I shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.50% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index return is from the inception date of Class R6 shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 28, 2021, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2022. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
9

Ceredex Small-Cap Value Equity Fund	Ticker Symbols: Class A: SASVX
Fund Summary (Unaudited)	Class C: STCEX
Class I: SCETX
Class R6: VVERX

Portfolio Manager Commentary by
Ceredex Value Advisors LLC
■	The Fund is diversified and has an investment objective of seeking to provide capital appreciation. As a secondary goal, the Fund also seeks to provide current income. There is no guarantee that the Fund will meet its objectives.
■	For the fiscal year ended December 31, 2021, the Fund’s Class A shares at NAV returned 26.91%, Class C shares at NAV returned 26.42%, Class I shares at NAV returned 27.20%, and Class R6 shares at NAV returned 27.61%. For the same period, the Russell 2000® Value Index, the Fund’s style-specific benchmark appropriate for comparison, returned 28.27%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended December 31, 2021?
The 12-month period was a robust environment for the U.S. stock market. Small-cap value stocks outperformed their large-capitalization value counterparts, with the Russell 1000® Value Index posting a return of 25.16% versus the Russell 2000® Value Index return of 28.27%. Similar to the past few years, growth stocks continued to outpace value stocks, with the Russell 1000® Growth Index returning 27.60% and the Russell 1000® Value Index posting a 25.16% return for the period. This was due to a handful of names leading the charge for the Russell 1000® Growth Index. The opposite occurred in small caps, where value bested growth. The Russell 2000® Value Index returned 28.27% versus the Russell 2000® Growth Index, which returned 2.83%.
All economic sectors were positive in 2021. Energy and consumer discretionary were the best-performing areas for the Russell 2000® Value Index in the period. The largest detracting sectors, on a relative basis, for the Russell 2000® Value Index were the health care and utilities sectors.
During the annual time frame, the robust fiscal and monetary stimulus was a main factor in lifting U.S. equity markets. In addition, the markets dealt with a vaccine rollout, China growth concerns, fears of higher inflation, dysfunction in government, geopolitical instability, and a new COVID variant (Omicron). With all these items contributing to equity volatility at times, strong financial conditions along with solid fundamentals and earnings lifted stocks in 2021.
What factors affected the Fund’s performance during its fiscal year?
The Fund underperformed its benchmark, the Russell 2000® Value Index, for the 12 months ended December 31, 2021. During this period, the Fund posted positive stock selection in the health care, communication services, and industrials sectors. Negative stock selection was exhibited in the energy, consumer staples, and materials sectors. The Fund had underweight positions in health care and utilities that contributed positively to results. Additionally, the Fund had underweight positions in energy and consumer discretionary that weighed on investment results.
For the reporting period, the securities that posted the largest positive contribution to results were Interpublic Group of Cos. and Hill-Rom Holdings.
•  Interpublic Group outperformed because of an improving advertising market. In addition, the company’s data/privacy assets allowed for healthy share gains versus its peers.
•  Hill-Rom Holdings performed well as the company received a buyout offer from Baxter.
Rounding out the top five contributors were SLM Corp., Stantec, and Jefferies Financial Group.
The largest detractors from results were Kemper and AptarGroup.
•  Kemper underperformed as the company dealt with the reopening of California, which caused a large uptick in auto accidents. The state delayed the company from implementing higher insurance rates to offset the higher accident rates.
•  AptarGroup underperformed as the company experienced rapid deterioration of its business fundamentals, caused by a weak flu season and the resulting need to de-stock over the counter medicines. Additionally, reduced prescriptions added to the weakness in the stock.
Other top detractors for the period included Minerals Technologies, World Fuel Services, and Calavo Growers.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Value Stocks: Value stocks are subject to the risk that the broad market may not recognize their intrinsic value.
Sector Focused Investing: Events negatively affecting a particular industry or market sector in which the Fund focuses its investments may cause the value of the Fund to decrease.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the portfolio manager(s) to invest the Fund’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
10

Ceredex Small-Cap Value Equity Fund (Continued)
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2021.
Financials	26%
Industrials	20
Information Technology	13
Materials	10
Consumer Discretionary	7
Health Care	6
Consumer Staples	6
Other (includes short-term investment)	12
Total	100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
11

Ceredex Small-Cap Value Equity Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/21

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	26.91%	7.53%	10.74%	— %	—
Class A shares at POP[3,4]	19.93	6.32	10.11	—	—
Class C shares at NAV[2] and with CDSC[4]	26.42	7.09	10.28	—	—
Class I shares at NAV[2]	27.20	7.83	11.06	—	—
Class R6 shares at NAV [2]	27.61	—	—	10.79	2/26/19
Russell 2000® Value Index	28.27	9.07	12.03	13.11 [5]	—
Fund Expense Ratios[6]: Class A shares: Gross 1.48%, Net 1.46%; Class C shares: Gross 2.18%, Net 1.81%; Class I shares: Gross 1.21%, Net 1.15%; Class R6 shares: Gross 1.05%, Net 0.88%.
All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2011, for Class A shares, Class C shares, and Class I shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.50% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index return is from the inception date of Class R6 shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 28, 2021, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2023. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
12

SGA International Growth Fund	Ticker Symbols: Class A: SCIIX
Fund Summary (Unaudited)	Class I: STITX
Class R6: SCIZX

Portfolio Manager Commentary by
Sustainable Growth Advisers, LP
■	The Fund is diversified and has an investment objective of seeking to provide long-term capital appreciation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended December 31, 2021, the Fund’s Class A shares at NAV returned 8.36%, Class I shares at NAV returned 8.59%, and Class R6 Shares at NAV returned 8.74%. For the same period, the MSCI All Country World ex USA Index, the Fund’s style-specific benchmark appropriate for comparison, returned 7.82%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended December 31, 2021?
International equities generated positive returns for 2021 despite new and disruptive regional COVID setbacks, persistent inflationary pressures, monetary tightening in emerging markets, and a changing regulatory landscape in China.
Smaller and more economically sensitive companies outperformed as they benefited from the broad global recovery in corporate profits. Earnings growth for the MSCI All Country World ex USA Index was the highest on record since the Global Financial Crisis, up 100% after having declined 37% in 2020.
Returns were strongest in developed markets, driven by strength in Europe, while emerging markets were negatively impacted, primarily by weakness in China, Latin America, and Korea. The energy, financials, information technology (driven by strength in semiconductors), and industrials sectors outperformed by a wide margin, while the communication services, consumer discretionary, real estate, and health care sectors underperformed.
What factors affected the Fund’s performance during its fiscal year?
The Fund outperformed its benchmark, the MSCI All Country World ex USA Index (net), in 2021. Despite the headwinds from a more economically driven market environment, strong stock selection in the Fund offset unfavorable market trends.
A lack of exposure to the strongly performing energy sector, an underweight in the industrials sector, and overweight positions in the health care and consumer staples sectors detracted from the Fund’s relative performance. Underweights in the communication services and consumer discretionary sectors, along with an overweight in the information technology sector and lack of exposure to the real estate sector, contributed positively to the Fund’s relative returns.
Stock selection was the main driver of relative returns, with strong stock selection in the health care, consumer staples, and industrials sectors contributing most positively. This helped offset negative stock selection effects in the consumer discretionary, financials, and communication services sectors.
Regional allocations detracted modestly from relative returns given a slight overweight to underperforming emerging markets and an underweight to developed markets. Stock selection in emerging markets detracted due primarily to the Fund’s Chinese holdings, while selection in developed markets contributed positively.
The top five contributors to Fund performance for the period were financial services company Aon, pharmaceutical company Novo Nordisk, computer-aided-design software leader Dassault Systemes, IT services leader Infosys, and industrial gas company Linde.
The five largest detractors from Fund performance were Chinese after-school-tutoring company New Oriental Education, medical device company Shandong Weigao, online brokerage XP, insurance leader AIA Group, and sportswear company Adidas.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Foreign & Emerging Markets: Investing in foreign securities, especially in emerging markets, subjects the Fund to additional risks such as increased volatility, currency fluctuations, less liquidity, and political, regulatory, economic, and market risk.
Geographic Concentration: A fund that focuses its investments in a particular geographic location will be sensitive to financial, economic, political, and other events negatively affecting that location.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the portfolio manager(s) to invest the Fund’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2021.
Health Care	25%
Consumer Staples	21
Financials	17
Information Technology	16
Consumer Discretionary	9
Materials	6
Industrials	3
Other (includes short-term investment and securities lending collateral)	3
Total	100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
13

SGA International Growth Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/21

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	8.36%	15.61%	11.08%	— %	—
Class A shares at POP[3,4]	2.40	14.31	10.45	—	—
Class I shares at NAV[2]	8.59	15.88	11.30	—	—
Class R6 shares at NAV[2]	8.74	15.98	—	13.59	9/1/15
MSCI All Country World ex USA Index (net)	7.82	9.61	7.28	8.40 [5]	—
Fund Expense Ratios[6]: Class A shares: Gross 1.58%, Net 1.33%; Class I shares: Gross 1.32%, Net 1.08%; Class R6 shares: Gross 1.22%, Net 0.96%.
All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2011, for Class A shares and Class I shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.50% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid.
[5]	The since inception index return is from the inception date of Class R6 shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 28, 2021, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2022. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
14

Silvant Large-Cap Growth Stock Fund	Ticker Symbols: Class A: STCIX
Fund Summary (Unaudited)	Class I: STCAX
Class R6: STCZX

Portfolio Manager Commentary by
Silvant Capital Management LLC
■	The Fund is diversified and has an investment objective of seeking to provide capital appreciation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended December 31, 2021, the Fund’s Class A shares at NAV returned 23.74%, Class I shares at NAV returned 23.97%, and Class R6 shares at NAV returned 24.08%. For the same period, the Russell 1000® Growth Index, the Fund’s style-specific benchmark appropriate for comparison, returned 27.60%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended December 31, 2021?
Despite another year of managing through a global pandemic, economic activity increased as the U.S. reopened its economy. By the fourth quarter of 2021, gross domestic product (GDP) growth was expected to be approximately 6.8%, with surging corporate profit growth expected. Several COVID vaccines were brought to market during the year, while governments across the globe continued to provide economic stimulus, creating a positive backdrop for equities. The S&P 500® Index gained 28.7% during the fiscal year, while large-cap growth stocks, as measured by the Russell 1000® Growth Index, rose 27.6%. With the rise in economic growth, fears about inflation and a possible Federal Reserve (Fed) response weighed heavily on investors’ minds as the year ended.
What factors affected the Fund’s performance during its fiscal year?
Although the Fund underperformed its primary benchmark, the Russell 1000® Growth Index, for the year, absolute investment results were strong. Performance compared to the Fund’s benchmark was hampered by not owning Tesla, a consumer discretionary stock, which gained almost 50% during the year and represented 3.6% weight within the benchmark. The Fund’s consumer discretionary stocks rose 4.7% on average, while the Russell 1000® Growth Index’s consumer discretionary stocks gained 18.4%, with Tesla driving 39% of the return in that sector during the year.
Additionally, the Fund’s other consumer discretionary stocks that underperformed were primarily impacted by the various COVID variant waves hurting economic re-openings across the globe. Royal Caribbean, a cruise line, rose 3.0%; Booking Holdings, a travel booking website, rose 7.7%; Las Vegas Sands, a gaming company, was down 36.9%; DraftKings, an online gaming company, was down 43.0%; and TJX Companies, a name brand discount retailer, was up 12.8%. These stocks were held through the Fund’s fiscal year end.
The Fund’s best performing sectors were communication services (up 40.2%), consumer staples (up 41.4%), and technology (up 28.4%). The Fund had 20 holdings from eight different major economic sectors that rose more than 30% during the year, indicating the broad diversification of returns. Some of the Fund’s best-performing holdings for the year were Alphabet, a communication services stock (up 65.3%), Costco Wholesale, a consumer staples stock (up 51.9%), IHS Markit, an industrials stock (up 49.0%), UnitedHealth Group, a health care stock (up 45.3%), NVIDIA Corporation, a technology stock (up 126.0%), and Applied Materials, a technology stock (up 84.1%). These positions remained in the Fund at year end.
The Fund’s top five contributors to relative performance for the fiscal year were NVIDIA, Applied Materials, Alphabet Class C, Alphabet Class A, and O’Reilly Automotive. The five largest detractors from relative performance were Las Vegas Sands, DraftKings, Teladoc Health, Visa, and Exact Sciences.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Growth Stocks: Growth stocks are typically sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall.
Technology Concentration: Because the Fund is presently heavily weighted in the technology sector, it will be impacted by that sector’s performance more than a fund with broader sector diversification.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the portfolio manager(s) to invest the Fund’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2021.
Information Technology	47%
Communication Services	14
Consumer Discretionary	13
Health Care	12
Industrials	5
Consumer Staples	4
Financials	3
Other (includes short-term investment and securities lending collateral)	2
Total	100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
15

Silvant Large-Cap Growth Stock Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/21

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	23.74%	23.16%	17.40%	— %	—
Class A shares at POP[3,4]	16.93	21.78	16.74	—	—
Class I shares at NAV[2]	23.97	23.50	17.69	—	—
Class R6 shares at NAV[2]	24.08	23.61	—	16.97	8/1/14
Russell 1000® Growth Index	27.60	25.32	19.79	19.65 [5]	—
Fund Expense Ratios[6]: Class A shares: Gross 1.27%, Net 1.23%; Class I shares: Gross 1.09%, Net 0.97%; Class R6 shares: Gross 0.96%, Net 0.90%.
All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2011, for Class A shares and Class I shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.50% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid.
[5]	The since inception index return is from the inception date of Class R6 shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 28, 2021, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2022. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
16

Silvant Small-Cap Growth Stock Fund	Ticker Symbols: Class A: SCGIX
Fund Summary (Unaudited)	Class I: SSCTX

Portfolio Manager Commentary by
Silvant Capital Management LLC
■	The Fund is diversified and has an investment objective of seeking to provide long-term capital appreciation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended December 31, 2021, the Fund’s Class A shares at NAV returned -4.32% and Class I shares at NAV returned -4.14%. For the same period, the Russell 2000® Growth Index, the Fund’s style-specific benchmark appropriate for comparison, returned 2.83%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended December 31, 2021?
Despite another year of managing through a global pandemic, economic activity increased as the U.S. reopened its economy. By the fourth quarter of 2021, gross domestic product (GDP) growth was expected to be approximately 6.8%, with surging corporate profit growth expected. Several COVID vaccines were brought to market during the year, while governments across the globe continued to provide economic stimulus, creating a positive backdrop for equities. The S&P 500® Index gained 28.7% during the fiscal year, while small-cap growth stocks, as measured by the Russell 2000® Growth Index, only rose 2.8%. Smaller-cap companies are typically more reliant on debt to fund their future growth. As interest rates rose in 2021, investors feared that the cost of debt financing in the future could negatively impact these companies. Additionally, small-cap growth stocks, as measured by the Russell 2000® Growth Index, significantly outperformed the S&P 500® Index in 2020, gaining almost 35% versus the 18%
return for the broader market. Lastly, with the rise in economic growth, fears about inflation and a possible Federal Reserve (Fed) response weighed heavily on investors’ minds as the year ended.
What factors affected the Fund’s performance during its fiscal year?
The Fund retrenched in 2021 after gaining approximately 39.0% in 2020. The Fund underperformed its benchmark, the Russell 2000® Growth Index, for the fiscal year ended December 31, 2021.
The Fund’s underperformance was attributable to negative stock selection in six out of 11 major economic sectors. However, stock selection within the technology sector represented 86.5% of the Fund’s underperformance. Three of the Fund’s technology holdings that were not in the benchmark lost value, and were responsible for 44.4% of the Fund’s relative underperformance for the year. The stocks were: Five9, which produces cloud software for call centers, and was down 21.3%; Coupa Software, a back-office support software company, which lost 53.5%; and Everbridge, a company that provides software for critical event and safety applications, which was down 55.0%. Everbridge was sold and the Fund continue to hold the other two positions at year end. Cardlytics, a company providing online advertising through a purchase intelligence platform, was down 44.7%, and Magnite, which provides a solution to automate the purchase and sale of digital advertising inventory, was down 43.6%, negatively impacting Fund performance. Cardlytics was sold while Magnite remained a holding at the end of the fiscal year.
The Fund had positive stock selection in the industrials, financials, and materials sectors. The holdings that performed especially well were: Saia, a trucking company, up 86.0%; Herc Holdings, an equipment rental supplier, up 135.3%; Balchem, a performance nutrition ingredients company, up 46.9%; Essential Properties Realty, a single-tenant real estate investment trust (REIT), up 41.4%; and Ares Management, an alternative asset manager, up 78.1%. The Fund held these five positions at year end.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Growth Stocks: Growth stocks are typically sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the portfolio manager(s) to invest the Fund’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2021.
Information Technology	26%
Health Care	25
Industrials	17
Consumer Discretionary	15
Financials	7
Materials	4
Real Estate	2
Other (includes short-term investment and securities lending collateral)	4
Total	100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
17

Silvant Small-Cap Growth Stock Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/21

	1 Year	5 Years	10 Years
Class A shares at NAV[2]	-4.32%	14.02%	12.44%
Class A shares at POP[3,4]	-9.59	12.74	11.80
Class I shares at NAV[2]	-4.14	14.16	12.55
Russell 2000® Growth Index	2.83	14.53	14.14
Fund Expense Ratios[5]: Class A shares: Gross 1.58%, Net 1.27%; Class I shares: Gross 1.42%, Net 1.15%.
All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2011, for Class A shares and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.50% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid.
[5]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 28, 2021, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2022. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
18

Zevenbergen Innovative Growth Stock Fund	Ticker Symbols: Class A: SAGAX
Fund Summary (Unaudited)	Class I: SCATX
Class R6: VZGRX

Portfolio Manager Commentary by
Zevenbergen Capital Investments LLC
■	The Fund is diversified and has an investment objective of seeking to provide long-term capital appreciation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended December 31, 2021, the Fund’s Class A shares at NAV returned -10.14%, Class I shares at NAV returned -9.93%, and Class R6 shares at NAV returned -9.82. For the same period, the Russell 3000® Growth Index, the Fund’s style-specific benchmark appropriate for comparison, returned 25.85%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended December 31, 2021?
Broad domestic stock indexes recorded positive performance in 2021 following an unprecedented 2020, during which pandemic uncertainties whipsawed global financial markets. Headline returns, however, masked a swift and severe change from the dominance of COVID beneficiaries to leadership by large information technology and economically sensitive companies. Traders juggled a “crisis of confidence,” wrestling with prospects of sustained inflation, reduced stimulus from the Federal Reserve (the Fed), rising interest rates, more stringent regulatory and tax regimes, and ongoing COVID-19 disruptions. Rather than endure elevated volatility among shares of earlier-stage, high-growth equities, investors sought safety in companies that offered historical free cash flow generation and modest expectations for year-over-year comparable performance. The Fund’s Russell 3000® Growth Index benchmark increased 25.85% for the 12-month period.
What factors affected the Fund’s performance during its fiscal year?
The Fund had a negative return for the 12 months ended December 31, 2021. Underexposure to large-cap information technology and economically sensitive companies, coupled with downward pressure on valuations, contributed to the Fund’s relative underperformance.
The sectors that were most responsible for the Fund’s underperformance included health care, real estate, and communication services. Individual security selection in consumer discretionary and information technology partially offset the Fund’s negative return.
Material detractors from Fund performance included:
•  Teladoc Health is a first-mover and a leader in telehealth. The share price faced headwinds during the period due to concerns about the sustainability of demand after the rapid growth Teladoc experienced during the pandemic.
•  Zillow Group is a founder-led real estate data and services company. Underperformance was driven by concerns surrounding the U.S. housing market and the company’s surprising decision to exit the direct home purchase segment, after it acknowledged growing discomfort with the inherent volatility of property prices and input costs.
•  Exact Sciences, a cancer diagnostic company, experienced sales challenges amid ongoing COVID-19 disruptions, as individuals delayed wellness visits and lockdown mandates negatively impacted sales reps’ ability to meet with physicians.
•  Peloton Interactive is a founder-led connected hardware streaming fitness service. The stock price declined as management lowered earnings guidance due to uncertainty regarding the sustainability of pandemic-fueled growth, a volatile reopening landscape, and ongoing supply chain constraints. The position was sold during the fiscal year in order to fund better growth alternatives.
•  Chegg, an education technology company, reported a significant deceleration in revenue throughout 2021. The company attributed worse-than-expected student enrollments and engagement in the second half of the year to a strong labor market and mental fatigue related to COVID-19 pandemic disruptions. The position was sold during the fiscal year in order to fund better growth alternatives.
Material contributors to Fund performance included:
•  Tesla, a founder-led technology company that seeks to accelerate the world’s transition to sustainable energy, continued outpacing both production and profitability expectations due to unmatched vertical integration, technological sophistication, and increasingly global scale.
•  NVIDIA is a founder-led intensive graphics and artificial intelligence enabler. The company’s stock benefited from strong demand for semiconductors, new product launches, and an appreciation for the company’s critical role in empowering the future of advanced technology.
•  Shopify, a founder-led commerce platform company, maintained high revenue growth rates due to increased scale from pandemic-accelerated demand trends.
•  Snowflake, a data platform company, reported four consecutive quarters of 100%+ year-over-year revenue growth. Businesses, awash in data, have been adopting Snowflake to analyze trends and performance, with the goal of better strategic decision making.
•  Sprout Social, a founder-led social media management software company, recorded strong growth rates with profit margin expansion and free cash flow profitability during the year.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Foreign Investing: Investing in foreign securities subjects the Fund to additional risks such as increased volatility, currency fluctuations, less liquidity, and political, regulatory, economic, and market risk.
Sector Focused Investing: Events negatively affecting a particular industry or market sector in
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
19

Zevenbergen Innovative Growth Stock Fund (Continued)
which the Fund focuses its investments may cause the value of the Fund to decrease.
Limited Number of Investments: Because the Fund has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a fund with a greater number of securities.
Technology Concentration: Because the Fund is presently heavily weighted in the technology sector, it will be impacted by that sector’s performance more than a fund with broader sector diversification.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the portfolio manager(s) to invest the Fund’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2021.
Information Technology	44%
Consumer Discretionary	27
Health Care	10
Communication Services	9
Financials	5
Industrials	3
Real Estate	2
Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
20

Zevenbergen Innovative Growth Stock Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/21

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	-10.14%	31.92%	21.99%	— %	—
Class A shares at POP[3,4]	-15.09	30.44	21.30	—	—
Class I shares at NAV[2]	-9.93	32.24	22.26	—	—
Class R6 shares at NAV[2]	-9.82	—	—	3.04	10/20/20
Russell 3000® Growth Index	25.85	24.56	19.39	30.69 [5]	—
Fund Expense Ratios[6]: Class A shares: Net 1.33%, Gross 1.25%; Class I shares: Net 1.07%, Net 1.00%; Class R6 shares: Gross 1.03%, Net 0.90%.
All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2011, for Class A shares and Class I shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.50% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid.
[5]	The since inception index return is from the inception date of Class R6 shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 28, 2021, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2022. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
21

Ceredex Large-Cap Value Equity Fund
SCHEDULE OF INVESTMENTS
December 31, 2021
($ reported in thousands)
	Shares	Value
Common Stocks—99.3%
Communication Services—2.4%
Verizon Communications, Inc.	580,516	$ 30,164
Consumer Discretionary—4.3%
Advance Auto Parts, Inc.	67,244	16,130
BorgWarner, Inc.	541,907	24,424
Ralph Lauren Corp.	106,655	12,677
		53,231

Consumer Staples—3.3%
Coca-Cola Europacific Partners plc	728,881	40,766
Energy—5.7%
Baker Hughes Co.	2,058,091	49,517
Marathon Petroleum Corp.	334,768	21,422
		70,939

Financials—21.1%
American Express Co.	151,655	24,811
Bank of America Corp.	1,154,001	51,342
Capital One Financial Corp.	295,865	42,927
Hartford Financial Services Group, Inc. (The)	249,235	17,207
Progressive Corp. (The)	361,104	37,067
Synchrony Financial	910,076	42,219
Willis Towers Watson plc	190,687	45,286
		260,859

Health Care—8.8%
DENTSPLY SIRONA, Inc.	611,876	34,137
Humana, Inc.	106,994	49,630
PerkinElmer, Inc.	127,483	25,632
		109,399

Industrials—21.7%
Booz Allen Hamilton Holding Corp. Class A	411,465	34,888
Fortive Corp.	321,131	24,499
General Electric Co.	355,900	33,622
	Shares	Value

Industrials—continued
Honeywell International, Inc.	181,300	$ 37,803
Ingersoll Rand, Inc.	552,068	34,156
Parker-Hannifin Corp.	113,148	35,995
Stanley Black & Decker, Inc.	164,683	31,063
United Parcel Service, Inc. Class B	78,800	16,890
Vertiv Holdings Co.	762,444	19,038
		267,954

Information Technology—12.5%
Global Payments, Inc.	330,445	44,669
KLA Corp.	59,371	25,536
Motorola Solutions, Inc.	107,320	29,159
NXP Semiconductors N.V.	128,395	29,246
QUALCOMM, Inc.	139,797	25,565
		154,175

Materials—12.3%
Air Products & Chemicals, Inc.	74,013	22,519
Celanese Corp.	128,772	21,642
Crown Holdings, Inc.	219,913	24,327
FMC Corp.	172,094	18,911
PPG Industries, Inc.	220,687	38,055
Vulcan Materials Co.	131,177	27,230
		152,684

Real Estate—3.6%
Crown Castle International Corp.	209,980	43,831
Utilities—3.6%
NextEra Energy, Inc.	477,842	44,611
Total Common Stocks (Identified Cost $998,159)		1,228,613

Total Long-Term Investments—99.3% (Identified Cost $998,159)		1,228,613

	Shares	Value

Short-Term Investment—3.1%
Money Market Mutual Fund—3.1%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(1)	39,188,791	$ 39,189
Total Short-Term Investment (Identified Cost $39,189)		39,189

TOTAL INVESTMENTS—102.4% (Identified Cost $1,037,348)		$1,267,802
Other assets and liabilities, net—(2.4)%		(30,145)
NET ASSETS—100.0%		$1,237,657

Footnote Legend:
(1)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings (Unaudited)†
United States	91%
Ireland	4
United Kingdom	3
Netherlands	2
Total	100%
† % of total investments as of December 31, 2021.
The following table summarizes the market value of the Fund’s investments as of December 31, 2021, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2021	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$1,228,613	$1,228,613
Money Market Mutual Fund	39,189	39,189
Total Investments	$1,267,802	$1,267,802
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2021.
There were no transfers into or out of Level 3 related to securities held at December 31, 2021.
See Notes to Financial Statements
22

Ceredex Mid-Cap Value Equity Fund
SCHEDULE OF INVESTMENTS
December 31, 2021
($ reported in thousands)
	Shares	Value
Common Stocks—98.9%
Consumer Discretionary—6.3%
Columbia Sportswear Co.	600,000	$ 58,464
Gentex Corp.	3,150,000	109,778
Wyndham Hotels & Resorts, Inc.	725,000	64,996
		233,238

Consumer Staples—3.9%
Coca-Cola Europacific Partners plc	1,435,000	80,260
Sysco Corp.	800,000	62,840
		143,100

Energy—5.7%
Baker Hughes Co.	3,450,000	83,007
Diamondback Energy, Inc.	335,000	36,130
Marathon Petroleum Corp.	1,400,000	89,586
		208,723

Financials—18.0%
Berkley (W.R.) Corp.	650,000	53,554
First Citizens BancShares, Inc. Class A	90,000	74,686
Hartford Financial Services Group, Inc. (The)	1,150,000	79,396
PacWest Bancorp	1,450,000	65,496
Progressive Corp. (The)	850,000	87,252
Reinsurance Group of America, Inc.	310,000	33,942
Signature Bank	210,000	67,929
Synchrony Financial	1,750,000	81,182
Willis Towers Watson plc	515,000	122,307
		665,744

Health Care—7.5%
Bruker Corp.	815,000	68,387
Cooper Cos., Inc. (The)	115,000	48,178
DENTSPLY SIRONA, Inc.	1,350,000	75,316
Humana, Inc.	180,000	83,495
		275,376

	Shares	Value

Industrials—23.3%
Booz Allen Hamilton Holding Corp. Class A	825,000	$ 69,952
Canadian Pacific Railway Ltd.	700,000	50,358
Fortive Corp.	970,000	74,001
Hubbell, Inc.	300,000	62,481
Ingersoll Rand, Inc.	1,150,000	71,151
ITT, Inc.	565,000	57,737
Parker-Hannifin Corp.	235,000	74,758
Quanta Services, Inc.	585,000	67,076
Stanley Black & Decker, Inc.	350,000	66,017
Vertiv Holdings Co.	5,100,000	127,347
Woodward, Inc.	865,000	94,683
Zurn Water Solutions Corp.	1,200,000	43,680
		859,241

Information Technology—14.7%
Dolby Laboratories, Inc. Class A	725,000	69,035
Global Payments, Inc.	950,000	128,421
Marvell Technology, Inc.	320,000	27,997
MKS Instruments, Inc.	625,000	108,856
Motorola Solutions, Inc.	270,000	73,359
NXP Semiconductors N.V.	375,000	85,417
Teradyne, Inc.	310,000	50,694
		543,779

Materials—7.6%
Ashland Global Holdings, Inc.	715,000	76,977
Martin Marietta Materials, Inc.	170,000	74,888
PPG Industries, Inc.	740,000	127,606
		279,471

Real Estate—6.4%
American Homes 4 Rent Class A	2,100,000	91,581
Americold Realty Trust	2,850,000	93,451
SBA Communications, Corp. Class A	135,000	52,518
		237,550

	Shares	Value

Utilities—5.5%
Ameren Corp.	765,000	$ 68,093
CenterPoint Energy, Inc.	2,350,000	65,588
Xcel Energy, Inc.	1,000,000	67,700
		201,381

Total Common Stocks (Identified Cost $3,219,579)		3,647,603

Total Long-Term Investments—98.9% (Identified Cost $3,219,579)		3,647,603

Short-Term Investment—1.4%
Money Market Mutual Fund—1.4%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(1)	51,513,820	51,514
Total Short-Term Investment (Identified Cost $51,514)		51,514

TOTAL INVESTMENTS—100.3% (Identified Cost $3,271,093)		$3,699,117
Other assets and liabilities, net—(0.3)%		(9,318)
NET ASSETS—100.0%		$3,689,799

Footnote Legend:
(1)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings (Unaudited)†
United States	91%
Ireland	3
Netherlands	2
United Kingdom	2
Canada	2
Total	100%
† % of total investments as of December 31, 2021.
See Notes to Financial Statements
23

Ceredex Mid-Cap Value Equity Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021
($ reported in thousands)
The following table summarizes the market value of the Fund’s investments as of December 31, 2021, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2021	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$3,647,603	$3,647,603
Money Market Mutual Fund	51,514	51,514
Total Investments	$3,699,117	$3,699,117
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2021.
There were no transfers into or out of Level 3 related to securities held at December 31, 2021.
See Notes to Financial Statements
24

Ceredex Small-Cap Value Equity Fund
SCHEDULE OF INVESTMENTS
December 31, 2021
($ reported in thousands)
	Shares	Value
Common Stocks—99.8%
Communication Services—3.6%
Cogent Communications Holdings, Inc.	106,034	$ 7,760
Interpublic Group of Cos., Inc. (The)	98,809	3,700
Scholastic Corp.	137,384	5,490
		16,950

Consumer Discretionary—7.4%
Carter’s, Inc.	73,339	7,423
Gentex Corp.	147,741	5,149
Leggett & Platt, Inc.	148,335	6,106
Penske Automotive Group, Inc.	31,990	3,430
Steven Madden Ltd.	57,716	2,682
Tempur Sealy International, Inc.	90,127	4,239
Wyndham Hotels & Resorts, Inc.	61,263	5,492
		34,521

Consumer Staples—6.1%
Calavo Growers, Inc.	129,432	5,488
Casey’s General Stores, Inc.	15,551	3,069
Edgewell Personal Care Co.	152,049	6,950
Energizer Holdings, Inc.	206,711	8,289
PriceSmart, Inc.	25,981	1,901
Reynolds Consumer Products, Inc.	81,977	2,574
		28,271

Energy—5.1%
Ovintiv, Inc.	522,394	17,605
World Fuel Services Corp.	221,941	5,875
		23,480

Financials—25.7%
American Financial Group, Inc.	33,842	4,647
Ameris Bancorp	86,556	4,300
AMERISAFE, Inc.	41,546	2,237
Bank of Hawaii Corp.	57,792	4,841
Cathay General Bancorp	134,402	5,778
Evercore, Inc. Class A	90,600	12,308
First Citizens BancShares, Inc. Class A	20,379	16,911
First Hawaiian, Inc.	236,934	6,475
First Interstate BancSystem, Inc. Class A	174,422	7,094
	Shares	Value

Financials—continued
Horace Mann Educators Corp.	112,126	$ 4,339
Jefferies Financial Group, Inc.	298,407	11,578
Kemper Corp.	227,551	13,378
Lazard, Ltd. Class A	142,368	6,212
SLM Corp.	781,049	15,363
SouthState Corp.	8,397	673
Zions Bancorp NA	59,045	3,729
		119,863

Health Care—6.1%
Bruker Corp.	37,540	3,150
Owens & Minor, Inc.	354,953	15,440
Patterson Cos., Inc.	332,765	9,767
		28,357

Industrials—19.6%
Air Lease Corp. Class A	114,471	5,063
Barnes Group, Inc.	135,242	6,301
EMCOR Group, Inc.	102,656	13,077
EnerSys	114,728	9,070
EnPro Industries, Inc.	37,557	4,134
ITT, Inc.	44,483	4,546
KBR, Inc.	143,423	6,830
ManpowerGroup, Inc.	43,332	4,217
MillerKnoll, Inc.	181,582	7,116
nVent Electric plc	285,594	10,853
Ritchie Bros. Auctioneers, Inc.	16,395	1,004
Stantec, Inc.	266,501	14,991
Tennant Co.	23,533	1,907
Vertiv Holdings Co.	90,599	2,262
		91,371

Information Technology—12.9%
Azenta, Inc.	133,642	13,780
Dolby Laboratories, Inc. Class A	40,937	3,898
Littelfuse, Inc.	25,808	8,121
MKS Instruments, Inc.	58,158	10,129
National Instruments Corp.	147,855	6,457
Power Integrations, Inc.	188,493	17,509
		59,894

Materials—10.5%
AptarGroup, Inc.	127,513	15,618
Ashland Global Holdings, Inc.	113,846	12,257
Minerals Technologies, Inc.	79,573	5,821
Pan American Silver Corp.	50,163	1,252
	Shares	Value

Materials—continued
RPM International, Inc.	138,250	$ 13,963
		48,911

Real Estate—2.8%
Alexander & Baldwin, Inc.	57,812	1,451
Americold Realty Trust	115,716	3,794
Lamar Advertising Co. Class A	27,036	3,279
Physicians Realty Trust	245,283	4,619
		13,143

Total Common Stocks (Identified Cost $347,969)		464,761

Total Long-Term Investments—99.8% (Identified Cost $347,969)		464,761

Short-Term Investment—0.5%
Money Market Mutual Fund—0.5%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(1)	2,291,227	2,291
Total Short-Term Investment (Identified Cost $2,291)		2,291

TOTAL INVESTMENTS—100.3% (Identified Cost $350,260)		$467,052
Other assets and liabilities, net—(0.3)%		(1,196)
NET ASSETS—100.0%		$465,856

Abbreviation:
NA	National Association

Footnote Legend:
(1)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings (Unaudited)†
United States	95%
Canada	4
Bermuda	1
Total	100%
† % of total investments as of December 31, 2021.
For information regarding the abbreviations, see the Key Investment Terms starting on page 4.
See Notes to Financial Statements
25

Ceredex Small-Cap Value Equity Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021
($ reported in thousands)
The following table summarizes the market value of the Fund’s investments as of December 31, 2021, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2021	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$464,761	$464,761
Money Market Mutual Fund	2,291	2,291
Total Investments	$467,052	$467,052
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2021.
There were no transfers into or out of Level 3 related to securities held at December 31, 2021.
See Notes to Financial Statements
26

SGA International Growth Fund
SCHEDULE OF INVESTMENTS
December 31, 2021
($ reported in thousands)
	Shares	Value
Preferred Stock—2.3%
Germany—2.3%
Sartorius AG, 0.140%	1,646	$ 1,116
Total Preferred Stock (Identified Cost $702)		1,116

Common Stocks—97.5%
Brazil—5.7%
MercadoLibre, Inc.(1)	1,071	1,444
XP, Inc. Class A(1)	45,875	1,319
		2,763

China—6.5%
Shandong Weigao Group Medical Polymer Co., Ltd. Class H	1,393,914	1,739
Yum China Holdings, Inc.	28,381	1,415
		3,154

Denmark—3.6%
Novo Nordisk A.S. Sponsored ADR	15,792	1,769
France—6.5%
Dassault Systemes SE	24,776	1,475
L’Oreal S.A.	3,602	1,710
		3,185

Germany—6.6%
adidas AG	4,825	1,391
SAP SE Sponsored ADR	12,859	1,802
		3,193

Hong Kong—4.7%
AIA Group Ltd.	226,790	2,286
India—10.6%
Asian Paints Ltd.	23,928	1,089
HDFC Bank Ltd. ADR	29,267	1,904
Infosys Ltd. Sponsored ADR	65,997	1,670
One 97 Communications Ltd.(1)	27,444	493
		5,156

Ireland—6.1%
ICON plc ADR(1)	5,503	1,705
Medtronic plc	12,298	1,272
		2,977

Japan—5.3%
Recruit Holdings Co., Ltd.	23,739	1,439
	Shares	Value

Japan—continued
Sysmex Corp.	8,593	$ 1,161
		2,600

Mexico—6.3%
Fomento Economico Mexicano SAB de C.V. Sponsored ADR	18,002	1,399
Wal-Mart de Mexico SAB de C.V.	447,075	1,664
		3,063

Netherlands—6.9%
Adyen NV(1)	523	1,377
Heineken N.V.	17,479	1,967
		3,344

Switzerland—9.8%
Alcon, Inc.(2)	19,545	1,703
Nestle S.A. Registered Shares	10,047	1,405
Temenos AG Registered Shares	12,152	1,681
		4,789

Thailand—2.5%
CP ALL PCL	692,047	1,222
United Kingdom—12.3%
Aon plc Class A	8,035	2,415
Diageo plc	28,456	1,554
Linde plc	5,848	2,026
		5,995

United States—4.1%
STERIS plc	8,090	1,969
Total Common Stocks (Identified Cost $35,169)		47,465

Total Long-Term Investments—99.8% (Identified Cost $35,871)		48,581

Short-Term Investment—0.1%
Money Market Mutual Fund—0.1%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(3)	19,108	19
Total Short-Term Investment (Identified Cost $19)		19

	Shares	Value

Securities Lending Collateral—3.5%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(3)(4)	1,722,378	$ 1,722
Total Securities Lending Collateral—3.5% (Identified Cost $1,722)		1,722

TOTAL INVESTMENTS—103.4% (Identified Cost $37,612)		$50,322
Other assets and liabilities, net—(3.4)%		(1,642)
NET ASSETS—100.0%		$48,680

Abbreviation:
ADR	American Depositary Receipt

Footnote Legend:
(1)	Non-income producing.
(2)	All or a portion of security is on loan.
(3)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(4)	Represents security purchased with cash collateral received for securities on loan.

Country Weightings (Unaudited)†
United Kingdom	12%
India	10
Switzerland	10
Germany	9
United States	7
Netherlands	7
France	6
Other	39
Total	100%
† % of total investments as of December 31, 2021.
For information regarding the abbreviations, see the Key Investment Terms starting on page 4.
See Notes to Financial Statements
27

SGA International Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021
($ reported in thousands)
The following table summarizes the market value of the Fund’s investments as of December 31, 2021, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2021	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$47,465	$47,465
Preferred Stock	1,116	1,116
Securities Lending Collateral	1,722	1,722
Money Market Mutual Fund	19	19
Total Investments	$50,322	$50,322
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2021.
There were no transfers into or out of Level 3 related to securities held at December 31, 2021.
See Notes to Financial Statements
28

Silvant Large-Cap Growth Stock Fund
SCHEDULE OF INVESTMENTS
December 31, 2021
($ reported in thousands)
	Shares	Value
Common Stocks—100.0%
Communication Services—14.0%
Alphabet, Inc. Class A(1)	2,029	$ 5,878
Alphabet, Inc. Class C(1)	2,096	6,065
Meta Platforms, Inc. Class A(1)	16,170	5,439
Netflix, Inc.(1)	1,727	1,040
Snap, Inc. Class A(1)	8,865	417
Walt Disney Co. (The)(1)	3,810	590
		19,429

Consumer Discretionary—13.7%
Amazon.com, Inc.(1)	2,957	9,860
Booking Holdings, Inc.(1)	525	1,260
Chipotle Mexican Grill, Inc. Class A(1)	620	1,084
DraftKings, Inc. Class A(1)	26,900	739
Las Vegas Sands Corp.(1)	19,100	719
O’Reilly Automotive, Inc.(1)	3,467	2,448
Royal Caribbean Cruises Ltd.(1)	11,802	908
TJX Cos., Inc. (The)	26,231	1,991
		19,009

Consumer Staples—4.5%
Colgate-Palmolive Co.	6,474	552
Costco Wholesale Corp.	6,008	3,411
Estee Lauder Cos., Inc. (The) Class A	6,326	2,342
		6,305

Financials—2.6%
American Express Co.	7,241	1,185
Coinbase Global, Inc. Class A(1)	1,985	501
Goldman Sachs Group, Inc. (The)	1,893	724
S&P Global, Inc.	1,536	725
Silvergate Capital Corp. Class A(1)	3,625	537
		3,672

Health Care—11.9%
Bristol-Myers Squibb Co.	15,681	978
Dexcom, Inc.(1)	2,928	1,572
Edwards Lifesciences Corp.(1)	16,186	2,097
Eli Lilly & Co.	9,704	2,680
Exact Sciences Corp.(1)	7,973	620
Insulet Corp.(1)	1,776	473
Intuitive Surgical, Inc.(1)	4,344	1,561
Mettler-Toledo International, Inc.(1)	1,054	1,789
	Shares	Value

Health Care—continued
Natera, Inc.(1)	7,417	$ 693
Teladoc Health, Inc.(1)	4,537	417
Thermo Fisher Scientific, Inc.	1,535	1,024
UnitedHealth Group, Inc.	5,390	2,706
		16,610

Industrials—4.9%
Boeing Co. (The)(1)	8,641	1,740
Deere & Co.	4,449	1,526
Emerson Electric Co.	7,069	657
Fair Isaac Corp.(1)	1,193	517
Honeywell International, Inc.	2,059	429
IHS Markit Ltd.	9,671	1,285
Roper Technologies, Inc.	1,276	628
		6,782

Information Technology—47.5%
Apple, Inc.	97,365	17,289
Applied Materials, Inc.	15,439	2,429
Autodesk, Inc.(1)	6,214	1,747
Avalara, Inc.(1)	5,246	677
DocuSign, Inc.(1)	2,546	388
Five9, Inc.(1)	4,064	558
Mastercard, Inc. Class A	7,268	2,612
Microsoft Corp.	50,092	16,847
NVIDIA Corp.	25,183	7,407
Paycom Software, Inc.(1)	2,053	852
PayPal Holdings, Inc.(1)	10,695	2,017
QUALCOMM, Inc.	16,784	3,069
salesforce.com, Inc.(1)	6,862	1,744
SentinelOne, Inc. Class A(1)(2)	15,483	782
Twilio, Inc. Class A(1)	3,430	903
Universal Display Corp.	3,463	572
Visa, Inc. Class A	20,783	4,504
Workday, Inc. Class A(1)	6,115	1,670
		66,067

Materials—0.9%
Air Products & Chemicals, Inc.	1,966	598
Vulcan Materials Co.	2,983	620
		1,218

Total Common Stocks (Identified Cost $46,153)		139,092

Total Long-Term Investments—100.0% (Identified Cost $46,153)		139,092

	Shares	Value

Short-Term Investment—0.1%
Money Market Mutual Fund—0.1%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(3)	131,038	$ 131
Total Short-Term Investment (Identified Cost $131)		131

Securities Lending Collateral—0.5%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(3)(4)	772,326	772
Total Securities Lending Collateral (Identified Cost $772)		772

TOTAL INVESTMENTS—100.6% (Identified Cost $47,056)		$139,995
Other assets and liabilities, net—(0.6)%		(874)
NET ASSETS—100.0%		$139,121

Footnote Legend:
(1)	Non-income producing.
(2)	All or a portion of security is on loan.
(3)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(4)	Represents security purchased with cash collateral received for securities on loan.
See Notes to Financial Statements
29

Silvant Large-Cap Growth Stock Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021
($ reported in thousands)
The following table summarizes the market value of the Fund’s investments as of December 31, 2021, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2021	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$139,092	$139,092
Securities Lending Collateral	772	772
Money Market Mutual Fund	131	131
Total Investments	$139,995	$139,995
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2021.
There were no transfers into or out of Level 3 related to securities held at December 31, 2021.
See Notes to Financial Statements
30

Silvant Small-Cap Growth Stock Fund
SCHEDULE OF INVESTMENTS
December 31, 2021
($ reported in thousands)
	Shares	Value
Common Stocks—99.2%
Communication Services—1.5%
Magnite, Inc.(1)	11,104	$ 194
WideOpenWest, Inc.(1)	11,283	243
		437

Consumer Discretionary—15.3%
Bally’s Corp.(1)	4,880	186
CarParts.com, Inc.(1)	9,652	108
Children’s Place, Inc. (The)(1)	1,514	120
Churchill Downs, Inc.	1,950	470
Dine Brands Global, Inc.	3,794	288
Five Below, Inc.(1)	2,539	525
Lithia Motors, Inc.	1,121	333
Monarch Casino & Resort, Inc.(1)	6,113	452
Papa John’s International, Inc.	1,898	253
Planet Fitness, Inc. Class A(1)	3,152	285
RH (1)	621	333
Texas Roadhouse, Inc. Class A	4,948	442
Wingstop, Inc.	3,510	607
		4,402

Consumer Staples—1.5%
WD-40 Co.	1,747	427
Financials—6.5%
Ares Management Corp. Class A	5,022	408
Customers Bancorp, Inc.(1)	6,031	395
First Financial Bankshares, Inc.	4,979	253
Goosehead Insurance, Inc. Class A	2,858	372
NMI Holdings, Inc. Class A(1)	6,141	134
RLI Corp.	2,856	320
		1,882

Health Care—25.4%
Akero Therapeutics, Inc.(1)	4,212	89
Amicus Therapeutics, Inc.(1)	15,191	175
Arrowhead Pharmaceuticals, Inc.(1)	2,807	186
Bridgebio Pharma, Inc.(1)(2)	2,581	43
Cara Therapeutics, Inc.(1)	9,092	111
Chemed Corp.	1,493	790
Editas Medicine, Inc.(1)	2,858	76
Fate Therapeutics, Inc.(1)	3,975	233
Insmed, Inc.(1)	7,341	200
Inspire Medical Systems, Inc.(1)	3,343	769
Insulet Corp.(1)	2,062	549
LHC Group, Inc.(1)	2,100	288
Madrigal Pharmaceuticals, Inc.(1)	1,213	103
Natera, Inc.(1)	8,920	833
Nkarta, Inc.(1)	3,423	52
Novocure Ltd.(1)	3,560	267
	Shares	Value

Health Care—continued
Outset Medical, Inc.(1)	3,597	$ 166
Penumbra, Inc.(1)	1,072	308
Phreesia, Inc.(1)	9,613	400
REGENXBIO, Inc.(1)	3,732	122
Sarepta Therapeutics, Inc.(1)	4,028	363
Tandem Diabetes Care, Inc.(1)	6,011	905
Ultragenyx Pharmaceutical, Inc.(1)	3,362	283
		7,311

Industrials—17.1%
Casella Waste Systems, Inc. Class A(1)	9,413	804
Chart Industries, Inc.(1)	3,467	553
Helios Technologies, Inc.	725	76
Herc Holdings, Inc.	3,646	571
IAA, Inc.(1)	3,592	182
MSA Safety, Inc.	2,224	336
Regal Rexnord Corp.	1,835	312
Saia, Inc.(1)	2,690	906
Simpson Manufacturing Co., Inc.	4,264	593
Timken Co. (The)	3,421	237
Vicor Corp.(1)	1,407	179
Zurn Water Solutions Corp.	4,537	165
		4,914

Information Technology—26.5%
Agilysys, Inc.(1)	6,790	302
Azenta, Inc.	3,544	365
Bill.com Holdings, Inc.(1)	1,245	310
Blackline, Inc.(1)	2,820	292
Coupa Software, Inc.(1)	1,732	274
DigitalOcean Holdings, Inc.(1)	2,208	177
Five9, Inc.(1)	8,545	1,173
FormFactor, Inc.(1)	11,597	530
KnowBe4, Inc. Class A(1)	9,510	218
Kulicke & Soffa Industries, Inc.	2,497	151
Lattice Semiconductor Corp.(1)	4,400	339
Onto Innovation, Inc.(1)	2,487	252
Power Integrations, Inc.	985	92
Q2 Holdings, Inc.(1)	12,752	1,013
SPS Commerce, Inc.(1)	1,895	270
Teledyne Technologies, Inc.(1)	2,525	1,103
Tenable Holdings, Inc.(1)	7,164	395
Varonis Systems, Inc.(1)	7,154	349
		7,605

Materials—3.6%
Balchem Corp.	5,216	879
Quaker Chemical Corp.	635	147
		1,026

	Shares	Value

Real Estate—1.8%
Essential Properties Realty Trust, Inc.	11,069	$ 319
Gladstone Land Corp.	2,300	78
Tanger Factory Outlet Centers, Inc.	5,945	115
		512

Total Common Stocks (Identified Cost $15,305)		28,516

Total Long-Term Investments—99.2% (Identified Cost $15,305)		28,516

Short-Term Investment—0.8%
Money Market Mutual Fund—0.8%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(3)	217,430	217
Total Short-Term Investment (Identified Cost $217)		217

Securities Lending Collateral—0.1%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(3)(4)	37,935	38
Total Securities Lending Collateral (Identified Cost $38)		38

TOTAL INVESTMENTS—100.1% (Identified Cost $15,560)		$28,771
Other assets and liabilities, net—(0.1)%		(32)
NET ASSETS—100.0%		$28,739

Footnote Legend:
(1)	Non-income producing.
(2)	All or a portion of security is on loan.
(3)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(4)	Represents security purchased with cash collateral received for securities on loan.
See Notes to Financial Statements
31

Silvant Small-Cap Growth Stock Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021
($ reported in thousands)
The following table summarizes the market value of the Fund’s investments as of December 31, 2021, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2021	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$28,516	$28,516
Securities Lending Collateral	38	38
Money Market Mutual Fund	217	217
Total Investments	$28,771	$28,771
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2021.
There were no transfers into or out of Level 3 related to securities held at December 31, 2021.
See Notes to Financial Statements
32

Zevenbergen Innovative Growth Stock Fund
SCHEDULE OF INVESTMENTS
December 31, 2021
($ reported in thousands)
	Shares	Value
Common Stocks—100.9%
Communication Services—9.2%
fuboTV, Inc.(1)	763,800	$ 11,854
Netflix, Inc.(1)	58,275	35,107
Sea Ltd. ADR(1)	84,725	18,954
Snap, Inc. Class A(1)	752,300	35,381
		101,296

Consumer Discretionary—27.1%
Airbnb, Inc. Class A(1)	204,025	33,968
Amazon.com, Inc.(1)	13,185	43,963
Chewy, Inc. Class A(1)	274,400	16,182
Global-e Online Ltd.(1)	342,000	21,680
MercadoLibre, Inc.(1)	43,060	58,062
Tesla, Inc.(1)	119,150	125,915
		299,770

Financials—4.4%
Coinbase Global, Inc. Class A(1)	62,925	15,880
Silvergate Capital Corp. Class A(1)	224,250	33,234
		49,114

Health Care—10.2%
Adaptive Biotechnologies Corp.(1)	199,200	5,590
Castle Biosciences, Inc.(1)	120,450	5,164
Exact Sciences Corp.(1)	450,000	35,023
GoodRx Holdings, Inc. Class A(1)	386,000	12,614
Seagen, Inc.(1)	67,250	10,397
Teladoc Health, Inc.(1)	307,100	28,198
Veeva Systems, Inc. Class A(1)	64,375	16,446
		113,432

Industrials—3.3%
Axon Enterprise, Inc.(1)	35,400	5,558
Uber Technologies, Inc.(1)	740,000	31,028
		36,586

Information Technology—44.4%
Bill.com Holdings, Inc.(1)	60,525	15,080
Block, Inc. Class A(1)	168,300	27,182
Crowdstrike Holdings, Inc. Class A(1)	80,850	16,554
	Shares	Value

Information Technology—continued
DoubleVerify Holdings, Inc.(1)	163,850	$ 5,453
NVIDIA Corp.	256,925	75,564
Okta, Inc. Class A(1)	185,750	41,639
ServiceNow, Inc.(1)	34,250	22,232
Shopify, Inc. Class A(1)	54,800	75,481
Snowflake, Inc. Class A(1)	115,100	38,990
Sprout Social, Inc. Class A(1)	313,450	28,427
Trade Desk, Inc. (The) Class A(1)	845,540	77,485
Twilio, Inc. Class A(1)	87,700	23,095
Unity Software, Inc.(1)	200,200	28,627
Zoom Video Communications, Inc. Class A(1)	85,725	15,766
		491,575

Real Estate—2.3%
Zillow Group, Inc. Class C(1)	400,000	25,540
Total Common Stocks (Identified Cost $738,654)		1,117,313

Total Long-Term Investments—100.9% (Identified Cost $738,654)		1,117,313

Short-Term Investment—0.3%
Money Market Mutual Fund—0.3%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(2)	2,824,916	2,825
Total Short-Term Investment (Identified Cost $2,825)		2,825

TOTAL INVESTMENTS—101.2% (Identified Cost $741,479)		$1,120,138
Other assets and liabilities, net—(1.2)%		(13,167)
NET ASSETS—100.0%		$1,106,971
Abbreviation:
ADR	American Depositary Receipt

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings (Unaudited)†
United States	84%
Canada	7
Argentina	5
Israel	2
Singapore	2
Total	100%
† % of total investments as of December 31, 2021.
For information regarding the abbreviations, see the Key Investment Terms starting on page 4.
See Notes to Financial Statements
33

Zevenbergen Innovative Growth Stock Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021
($ reported in thousands)
The following table summarizes the market value of the Fund’s investments as of December 31, 2021, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2021	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$1,117,313	$1,117,313
Money Market Mutual Fund	2,825	2,825
Total Investments	$1,120,138	$1,120,138
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2021.
There were no transfers into or out of Level 3 related to securities held at December 31, 2021.
See Notes to Financial Statements
34

VIRTUS ASSET TRUST
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2021
(Reported in thousands except shares and per share amounts)
	Ceredex Large-Cap Value Equity Fund	Ceredex Mid-Cap Value Equity Fund	Ceredex Small-Cap Value Equity Fund	SGA International Growth Fund
Assets
Investment in securities at value(1)(2)	$ 1,267,802	$ 3,699,117	$ 467,052	$ 50,322
Cash	1,000	2,000	100	52
Receivables
Fund shares sold	534	1,694	3,375	36
Dividends	935	2,688	259	8
Tax reclaims	—	—	15	107
Securities lending income	—	7	—	— (a)
Prepaid expenses	45	79	34	16
Other assets	109	318	40	4
Total assets	1,270,425	3,705,903	470,875	50,545
Liabilities
Payables
Fund shares repurchased	22,079	12,200	1,414	29
Investment securities purchased	9,364	—	2,974	—
Foreign capital gains tax	—	—	—	38
Collateral on securities loaned	—	—	—	1,722
Investment advisory fees	626	2,087	318	20
Distribution and service fees	45	81	12	1
Administration and accounting fees	103	301	38	5
Transfer agent and sub-transfer agent fees and expenses	351	909	171	11
Professional fees	26	43	27	30
Trustee deferred compensation plan	109	318	40	4
Interest expense and/or commitment fees	4	10	1	— (a)
Other accrued expenses	61	155	24	5
Total liabilities	32,768	16,104	5,019	1,865
Net Assets	$ 1,237,657	$ 3,689,799	$ 465,856	$ 48,680
Net Assets Consist of:
Capital paid in on shares of beneficial interest	$ 983,441	$ 3,100,277	$ 340,481	$ 34,318
Accumulated earnings (loss)	254,216	589,522	125,375	14,362
Net Assets	$ 1,237,657	$ 3,689,799	$ 465,856	$ 48,680
Net Assets:
Class A	$ 195,762	$ 280,185	$ 53,388	$ 7,129
Class C	$ 3,294	$ 26,690	$ 987	$ —
Class I	$ 632,220	$ 2,383,753	$ 282,308	$ 39,493
Class R6	$ 406,381	$ 999,171	$ 129,173	$ 2,058
Shares Outstanding (unlimited number of shares authorized, no par value):
Class A	15,616,725	21,327,653	5,406,212	682,416
Class C	275,658	2,113,907	117,810	—
Class I	49,421,972	177,695,248	26,939,319	3,657,477
Class R6	31,361,441	74,129,720	12,322,963	189,377
Net Asset Value and Redemption Price Per Share:*
Class A	$ 12.54	$ 13.14	$ 9.88	$ 10.45
Class C	$ 11.95	$ 12.63	$ 8.38	$ —
Class I	$ 12.79	$ 13.41	$ 10.48	$ 10.80
Class R6	$ 12.96	$ 13.48	$ 10.48	$ 10.87
See Notes to Financial Statements
35

VIRTUS ASSET TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2021
(Reported in thousands except shares and per share amounts)
	Ceredex Large-Cap Value Equity Fund	Ceredex Mid-Cap Value Equity Fund	Ceredex Small-Cap Value Equity Fund	SGA International Growth Fund
Maximum Offering Price Per Share (NAV/(1-Maximum Sales Charge)):
Class A	$ 13.27	$ 13.90	$ 10.46	$ 11.06
Maximum Sales Charge - Class A	5.50%	5.50%	5.50%	5.50%
(1) Investment in securities at cost	$ 1,037,348	$ 3,271,093	$ 350,260	$ 37,612
(2) Market value of securities on loan	$ —	$ —	$ —	$ 1,669

(a)	Amount is less than $500.
*	Net Asset Value and Redemption Price Per Share are calculated using unrounded net assets.
See Notes to Financial Statements
36

VIRTUS ASSET TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2021
(Reported in thousands except shares and per share amounts)
	Silvant Large-Cap Growth Stock Fund	Silvant Small-Cap Growth Stock Fund	Zevenbergen Innovative Growth Stock Fund
Assets
Investment in securities at value(1)(2)	$ 139,995	$ 28,771	$ 1,120,138
Cash	100	50	200
Receivables
Investment securities sold	1,780	—	8,703
Fund shares sold	3	3	2,936
Dividends	11	11	— (a)
Securities lending income	— (a)	— (a)	—
Prepaid expenses	14	9	63
Other assets	12	3	101
Total assets	141,915	28,847	1,132,141
Liabilities
Payables
Fund shares repurchased	79	14	24,009
Investment securities purchased	1,753	—	—
Collateral on securities loaned	772	38	—
Investment advisory fees	79	11	567
Distribution and service fees	26	3	59
Administration and accounting fees	12	3	96
Transfer agent and sub-transfer agent fees and expenses	27	9	246
Professional fees	23	22	25
Trustee deferred compensation plan	12	3	101
Interest expense and/or commitment fees	— (a)	— (a)	6
Other accrued expenses	11	5	61
Total liabilities	2,794	108	25,170
Net Assets	$ 139,121	$ 28,739	$ 1,106,971
Net Assets Consist of:
Capital paid in on shares of beneficial interest	$ 43,368	$ 14,829	$ 722,451
Accumulated earnings (loss)	95,753	13,910	384,520
Net Assets	$ 139,121	$ 28,739	$ 1,106,971
Net Assets:
Class A	$ 123,191	$ 12,233	$ 266,661
Class I	$ 13,693	$ 16,506	$ 823,212
Class R6	$ 2,237	$ —	$ 17,098
Shares Outstanding (unlimited number of shares authorized, no par value):
Class A	17,310,202	1,613,318	4,756,252
Class I	1,158,631	1,531,938	13,708,597
Class R6	186,715	—	284,401
Net Asset Value and Redemption Price Per Share:*
Class A	$ 7.12	$ 7.58	$ 56.07
Class I	$ 11.82	$ 10.77	$ 60.05
Class R6	$ 11.98	$ —	$ 60.12
Maximum Offering Price Per Share (NAV/(1-Maximum Sales Charge)):
Class A	$ 7.53	$ 8.02	$ 59.33
Maximum Sales Charge - Class A	5.50%	5.50%	5.50%
(1) Investment in securities at cost	$ 47,056	$ 15,560	$ 741,479
(2) Market value of securities on loan	$ 729	$ 42	$ —

(a)	Amount is less than $500.
*	Net Asset Value and Redemption Price Per Share are calculated using unrounded net assets.
See Notes to Financial Statements
37

VIRTUS ASSET TRUST
STATEMENTS OF OPERATIONS
YEAR ENDED December 31, 2021
($ reported in thousands)
	Ceredex Large-Cap Value Equity Fund	Ceredex Mid-Cap Value Equity Fund	Ceredex Small-Cap Value Equity Fund	SGA International Growth Fund
Investment Income
Dividends	$ 23,843	$ 47,252	$ 9,316	$ 518
Securities lending, net of fees	113	298	—	2
Foreign taxes withheld	(49)	(228)	(47)	(42)
Total investment income	23,907	47,322	9,269	478
Expenses
Investment advisory fees	8,961	24,523	4,265	439
Distribution and service fees, Class A	503	718	142	18
Distribution and service fees, Class C	39	283	14	—
Administration and accounting fees	1,324	3,498	502	58
Transfer agent fees and expenses	554	1,465	208	22
Sub-transfer agent fees and expenses, Class A	303	500	102	8
Sub-transfer agent fees and expenses, Class C	3	33	2	—
Sub-transfer agent fees and expenses, Class I	1,068	3,307	559	44
Custodian fees	3	8	2	1
Printing fees and expenses	52	180	30	7
Professional fees	36	61	29	35
Interest expense and/or commitment fees	12	24	3	— (1)
Registration fees	77	109	57	33
Trustees’ fees and expenses	70	178	25	3
Miscellaneous expenses	78	193	30	13
Total expenses	13,083	35,080	5,970	681
Less net expenses reimbursed and/or waived by investment adviser(2)	(774)	(618)	(240)	(112)
Less low balance account fees	— (1)	— (1)	— (1)	—
Net expenses	12,309	34,462	5,730	569
Net investment income (loss)	11,598	12,860	3,539	(91)
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	305,956	1,085,349	108,652	4,855
Foreign currency transactions	—	—	1	4
Foreign capital gains tax	—	—	—	(8)
Net change in unrealized appreciation (depreciation) on:
Investments	(16,262)	(208,495)	9,236	(577)
Foreign currency transactions	—	1	— (1)	(4)
Foreign capital gains tax	—	—	—	25
Net realized and unrealized gain (loss) on investments	289,694	876,855	117,889	4,295
Net increase (decrease) in net assets resulting from operations	$301,292	$ 889,715	$121,428	$4,204

(1)	Amount is less than $500.
(2)	See Note 3D in Notes to Financial Statements.
See Notes to Financial Statements
38

VIRTUS ASSET TRUST
STATEMENTS OF OPERATIONS (Continued)
YEAR ENDED December 31, 2021
($ reported in thousands)
	Silvant Large-Cap Growth Stock Fund	Silvant Small-Cap Growth Stock Fund	Zevenbergen Innovative Growth Stock Fund
Investment Income
Dividends	$ 644	$ 95	$ 206
Securities lending, net of fees	1	1	—
Total investment income	645	96	206
Expenses
Investment advisory fees	930	301	10,554
Distribution and service fees, Class A	293	36	850
Administration and accounting fees	138	43	1,366
Transfer agent fees and expenses	58	17	575
Sub-transfer agent fees and expenses, Class A	87	12	425
Sub-transfer agent fees and expenses, Class I	22	38	1,153
Custodian fees	1	— (1)	3
Printing fees and expenses	9	5	81
Professional fees	23	22	48
Interest expense and/or commitment fees	1	— (1)	23
Registration fees	32	23	201
Trustees’ fees and expenses	7	2	74
Miscellaneous expenses	18	11	92
Total expenses	1,619	510	15,445
Less net expenses reimbursed and/or waived by investment adviser(2)	(25)	(85)	(757)
Less low balance account fees	— (1)	— (1)	— (1)
Net expenses	1,594	425	14,688
Net investment income (loss)	(949)	(329)	(14,482)
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	12,346	4,381	21,324
Net change in unrealized appreciation (depreciation) on:
Investments	16,724	(5,258)	(188,001)
Net realized and unrealized gain (loss) on investments	29,070	(877)	(166,677)
Net increase (decrease) in net assets resulting from operations	$28,121	$(1,206)	$(181,159)

(1)	Amount is less than $500.
(2)	See Note 3D in Notes to Financial Statements.
See Notes to Financial Statements
39

VIRTUS ASSET TRUST
STATEMENTS OF CHANGES IN NET ASSETS
($ reported in thousands)
	Ceredex Large-Cap Value Equity Fund		Ceredex Mid-Cap Value Equity Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ 11,598	$ 14,646	$ 12,860	$ 28,571
Net realized gain (loss)	305,956	29,245	1,085,349	(340,054)
Net change in unrealized appreciation (depreciation)	(16,262)	(14,612)	(208,494)	206,586
Increase (decrease) in net assets resulting from operations	301,292	29,279	889,715	(104,897)
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(49,310)	(10,415)	(44,227)	(8,109)
Class C	(920)	(308)	(4,352)	(817)
Class I	(156,088)	(33,878)	(375,197)	(56,746)
Class R6	(106,874)	(23,159)	(160,224)	(20,907)
Total dividends and distributions to shareholders	(313,192)	(67,760)	(584,000)	(86,579)
Change in Net Assets from Capital Transactions (See Note 5):
Class A	15,199	(13,875)	(29,691)	(59,181)
Class C	(1,117)	(526)	(7,555)	(10,647)
Class I	51,759	(54,001)	43,152	(200,396)
Class R6	(112,205)	117,594	155,700	(13,964)
Increase (decrease) in net assets from capital transactions	(46,364)	49,192	161,606	(284,188)
Net increase (decrease) in net assets	(58,264)	10,711	467,321	(475,664)
Net Assets
Beginning of period	1,295,921	1,285,210	3,222,478	3,698,142
End of Period	$ 1,237,657	$ 1,295,921	$ 3,689,799	$ 3,222,478
See Notes to Financial Statements
40

VIRTUS ASSET TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	Ceredex Small-Cap Value Equity Fund		SGA International Growth Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ 3,539	$ 2,479	$ (91)	$ (68)
Net realized gain (loss)	108,653	(28,331)	4,851	2,028
Net change in unrealized appreciation (depreciation)	9,236	22,562	(556)	5,579
Increase (decrease) in net assets resulting from operations	121,428	(3,290)	4,204	7,539
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(8,722)	(676)	(537)	(1,242)
Class C	(182)	(36)	—	—
Class I	(43,468)	(5,048)	(2,979)	(6,531)
Class R6	(19,930)	(887)	(142)	(119)
Total dividends and distributions to shareholders	(72,302)	(6,647)	(3,658)	(7,892)
Change in Net Assets from Capital Transactions (See Note 5):
Class A	(6,357)	(13,082)	157	456
Class C	(1,655)	(2,553)	—	—
Class I	(87,916)	(109,636)	(1,271)	5,075
Class R6	32,912	61,568	1,251	754
Increase (decrease) in net assets from capital transactions	(63,016)	(63,703)	137	6,285
Net increase (decrease) in net assets	(13,890)	(73,640)	683	5,932
Net Assets
Beginning of period	479,746	553,386	47,997	42,065
End of Period	$ 465,856	$ 479,746	$ 48,680	$ 47,997
See Notes to Financial Statements
41

VIRTUS ASSET TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	Silvant Large-Cap Growth Stock Fund		Silvant Small-Cap Growth Stock Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ (949)	$ (509)	$ (329)	$ (229)
Net realized gain (loss)	12,346	16,501	4,381	497
Net change in unrealized appreciation (depreciation)	16,724	18,957	(5,258)	10,184
Increase (decrease) in net assets resulting from operations	28,121	34,949	(1,206)	10,452
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(14,298)	(11,918)	(1,953)	(279)
Class I	(1,065)	(1,077)	(1,920)	(321)
Class R6	(103)	(22)	—	—
Total dividends and distributions to shareholders	(15,466)	(13,017)	(3,873)	(600)
Change in Net Assets from Capital Transactions (See Note 5):
Class A	1,795	(127)	(9)	(637)
Class I	(3,487)	(4,051)	(4,322)	(979)
Class R6	1,833	130	—	—
Increase (decrease) in net assets from capital transactions	141	(4,048)	(4,331)	(1,616)
Net increase (decrease) in net assets	12,796	17,884	(9,410)	8,236
Net Assets
Beginning of period	126,325	108,441	38,149	29,913
End of Period	$ 139,121	$ 126,325	$ 28,739	$ 38,149
See Notes to Financial Statements
42

VIRTUS ASSET TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	Zevenbergen Innovative Growth Stock Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ (14,482)	$ (6,327)
Net realized gain (loss)	21,324	3,286
Net change in unrealized appreciation (depreciation)	(188,001)	516,552
Increase (decrease) in net assets resulting from operations	(181,159)	513,511
Change in Net Assets from Capital Transactions (See Note 5):
Class A	(26,232)	163,432
Class I	(76,685)	559,458
Class R6	17,755	100
Increase (decrease) in net assets from capital transactions	(85,162)	722,990
Net increase (decrease) in net assets	(266,321)	1,236,501
Net Assets
Beginning of period	1,373,292	136,791
End of Period	$ 1,106,971	$ 1,373,292
See Notes to Financial Statements
43

VIRTUS ASSET TRUST
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(2)

Ceredex Large-Cap Value Equity Fund
Class A
1/1/21 to 12/31/21	$13.29	0.08	3.15	3.23	(0.10)	(3.88)	(3.98)	(0.75)	$12.54	25.24%	$ 195,762	1.24% (6)(7)	1.24%	0.55%	159%
1/1/20 to 12/31/20	13.70	0.13	0.21	0.34	(0.14)	(0.61)	(0.75)	(0.41)	13.29	3.47	185,257	1.24	1.27	1.07	193
1/1/19 to 12/31/19	11.21	0.13	3.30	3.43	(0.17)	(0.77)	(0.94)	2.49	13.70	30.56	206,528	1.24	1.29	1.04	118
1/1/18 to 12/31/18	16.20	0.18	(1.81)	(1.63)	(0.24)	(3.12)	(3.36)	(4.99)	11.21	(10.63)	223,853	1.24	1.27	1.16	128
4/1/17 to 12/31/17(8)	16.98	0.13	1.84	1.97	(0.20)	(2.55)	(2.75)	(0.78)	16.20	12.14	323,202	1.24	1.30	1.04	54
4/1/16 to 3/31/17	14.60	0.23	2.43	2.66	(0.22)	(0.06)	(0.28)	2.38	16.98	18.31	335,256	1.25	1.36	1.45	77
Class C
1/1/21 to 12/31/21	$12.82	0.01	3.02	3.03	(0.02)	(3.88)	(3.90)	(0.87)	$11.95	24.57%	$ 3,294	1.72%	1.92%	0.06%	159%
1/1/20 to 12/31/20	13.26	0.07	0.19	0.26	(0.09)	(0.61)	(0.70)	(0.44)	12.82	2.98	4,486	1.72	1.94	0.61	193
1/1/19 to 12/31/19	10.86	0.06	3.20	3.26	(0.09)	(0.77)	(0.86)	2.40	13.26	30.00	5,531	1.72	1.94	0.51	118
1/1/18 to 12/31/18	15.78	0.11	(1.77)	(1.66)	(0.14)	(3.12)	(3.26)	(4.92)	10.86	(11.09)	14,625	1.72	1.92	0.69	128
4/1/17 to 12/31/17(8)	16.59	0.08	1.78	1.86	(0.12)	(2.55)	(2.67)	(0.81)	15.78	11.76	17,744	1.68	1.86	0.61	54
4/1/16 to 3/31/17	14.28	0.15	2.37	2.52	(0.15)	(0.06)	(0.21)	2.31	16.59	17.70	18,590	1.72	1.72	0.98	77
Class I
1/1/21 to 12/31/21	$13.50	0.12	3.20	3.32	(0.15)	(3.88)	(4.03)	(0.71)	$12.79	25.48%	$ 632,220	0.97%	1.00%	0.82%	159%
1/1/20 to 12/31/20	13.88	0.16	0.22	0.38	(0.15)	(0.61)	(0.76)	(0.38)	13.50	3.76	594,834	0.97	1.03	1.33	193
1/1/19 to 12/31/19	11.34	0.17	3.34	3.51	(0.20)	(0.77)	(0.97)	2.54	13.88	30.94	668,846	0.97	1.04	1.30	118
1/1/18 to 12/31/18	16.35	0.23	(1.84)	(1.61)	(0.28)	(3.12)	(3.40)	(5.01)	11.34	(10.39)	799,262	0.97	1.02	1.43	128
4/1/17 to 12/31/17(8)	17.11	0.17	1.86	2.03	(0.24)	(2.55)	(2.79)	(0.76)	16.35	12.42	1,300,385	0.97	1.05	1.31	54
4/1/16 to 3/31/17	14.71	0.28	2.45	2.73	(0.27)	(0.06)	(0.33)	2.40	17.11	18.63	1,432,996	0.97	1.09	1.73	77
Class R6*
1/1/21 to 12/31/21	$13.61	0.16	3.23	3.39	(0.16)	(3.88)	(4.04)	(0.65)	$12.96	25.85%	$ 406,381	0.72%	0.83%	1.05%	159%
1/1/20 to 12/31/20	13.96	0.19	0.23	0.42	(0.16)	(0.61)	(0.77)	(0.35)	13.61	4.03	511,344	0.72	0.86	1.57	193
1/1/19 to 12/31/19	11.39	0.21	3.36	3.57	(0.23)	(0.77)	(1.00)	2.57	13.96	31.33	404,305	0.72	0.85	1.55	118
1/1/18 to 12/31/18	16.41	0.27	(1.85)	(1.58)	(0.32)	(3.12)	(3.44)	(5.02)	11.39	(10.22)	272,596	0.72	0.83	1.69	128
4/1/17 to 12/31/17(8)	17.18	0.21	1.85	2.06	(0.28)	(2.55)	(2.83)	(0.77)	16.41	12.60	336,516	0.72	0.80	1.57	54
4/1/16 to 3/31/17	14.77	0.32	2.46	2.78	(0.31)	(0.06)	(0.37)	2.41	17.18	18.92	322,129	0.72	0.72	1.98	77

Ceredex Mid-Cap Value Equity Fund
Class A
1/1/21 to 12/31/21	$12.15	0.01	3.42	3.43	—	(2.44)	(2.44)	0.99	$13.14	28.73%	$ 280,185	1.28% (7)	1.28%	0.05%	157%
1/1/20 to 12/31/20	12.69	0.07	(0.31)	(0.24)	(0.09)	(0.21)	(0.30)	(0.54)	12.15	(1.52)	282,186	1.31 (7)	1.31	0.66	179
1/1/19 to 12/31/19	10.11	0.09	3.21	3.30	(0.10)	(0.62)	(0.72)	2.58	12.69	32.63	362,322	1.34 (6)(7)	1.30	0.73	121
1/1/18 to 12/31/18	12.50	0.07	(1.02)	(0.95)	(0.09)	(1.35)	(1.44)	(2.39)	10.11	(8.08)	271,620	1.38 (6)	1.31	0.55	109
4/1/17 to 12/31/17(8)	14.33	0.08	0.69	0.77	(0.08)	(2.52)	(2.60)	(1.83)	12.50	5.87	320,717	1.38	1.37 (9)	0.75 (9)	82
4/1/16 to 3/31/17	12.22	0.11	2.63	2.74	(0.13)	(0.50)	(0.63)	2.11	14.33	22.69	369,102	1.39	1.45	0.81	108
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements
44

VIRTUS ASSET TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(2)
Ceredex Mid-Cap Value Equity Fund (Continued)
Class C
1/1/21 to 12/31/21	$11.82	(0.06)	3.31	3.25	—	(2.44)	(2.44)	0.81	$12.63	28.01%	$ 26,690	1.79%	1.97%	(0.46) %	157%
1/1/20 to 12/31/20	12.36	0.02	(0.30)	(0.28)	(0.05)	(0.21)	(0.26)	(0.54)	11.82	(1.88)	31,476	1.79	1.98	0.20	179
1/1/19 to 12/31/19	9.84	0.03	3.13	3.16	(0.02)	(0.62)	(0.64)	2.52	12.36	32.08	45,867	1.79	1.95	0.26	121
1/1/18 to 12/31/18	12.18	0.02	(1.00)	(0.98)	(0.01)	(1.35)	(1.36)	(2.34)	9.84	(8.53)	53,419	1.79	1.97	0.17	109
4/1/17 to 12/31/17(8)	14.02	0.03	0.68	0.71	(0.03)	(2.52)	(2.55)	(1.84)	12.18	5.52	48,877	1.80	1.92	0.33	82
4/1/16 to 3/31/17	11.96	0.05	2.58	2.63	(0.07)	(0.50)	(0.57)	2.06	14.02	22.23	55,580	1.80	1.80	0.39	108
Class I
1/1/21 to 12/31/21	$12.37	0.05	3.48	3.53	(0.05)	(2.44)	(2.49)	1.04	$13.41	28.99%	$2,383,753	1.00% (7)	1.00%	0.34%	157%
1/1/20 to 12/31/20	12.89	0.10	(0.31)	(0.21)	(0.10)	(0.21)	(0.31)	(0.52)	12.37	(1.20)	2,135,663	1.04 (7)	1.04	0.92	179
1/1/19 to 12/31/19	10.25	0.13	3.26	3.39	(0.13)	(0.62)	(0.75)	2.64	12.89	33.08	2,469,800	1.04 (7)	1.04	1.04	121
1/1/18 to 12/31/18	12.66	0.12	(1.05)	(0.93)	(0.13)	(1.35)	(1.48)	(2.41)	10.25	(7.83)	1,775,643	1.01 (7)	1.01	0.92	109
4/1/17 to 12/31/17(8)	14.48	0.12	0.70	0.82	(0.12)	(2.52)	(2.64)	(1.82)	12.66	6.21	2,187,625	1.04	1.04	1.09	82
4/1/16 to 3/31/17	12.34	0.15	2.66	2.81	(0.17)	(0.50)	(0.67)	2.14	14.48	23.08	2,716,560	1.08	1.08	1.12	108
Class R6*
1/1/21 to 12/31/21	$12.42	0.08	3.50	3.58	(0.08)	(2.44)	(2.52)	1.06	$13.48	29.34%	$ 999,171	0.79%	0.85%	0.54%	157%
1/1/20 to 12/31/20	12.92	0.13	(0.31)	(0.18)	(0.11)	(0.21)	(0.32)	(0.50)	12.42	(0.97)	773,153	0.79	0.88	1.16	179
1/1/19 to 12/31/19	10.27	0.16	3.26	3.42	(0.15)	(0.62)	(0.77)	2.65	12.92	33.31	820,153	0.79	0.87	1.28	121
1/1/18 to 12/31/18	12.67	0.15	(1.05)	(0.90)	(0.15)	(1.35)	(1.50)	(2.40)	10.27	(7.58)	411,922	0.79	0.87	1.17	109
4/1/17 to 12/31/17(8)	14.49	0.15	0.70	0.85	(0.15)	(2.52)	(2.67)	(1.82)	12.67	6.41	388,495	0.80	0.85	1.37	82
4/1/16 to 3/31/17	12.36	0.19	2.66	2.85	(0.22)	(0.50)	(0.72)	2.13	14.49	23.34	291,554	0.80	0.80	1.44	108

Ceredex Small-Cap Value Equity Fund
Class A
1/1/21 to 12/31/21	$ 9.31	0.04	2.41	2.45	(0.09)	(1.79)	(1.88)	0.57	$ 9.88	26.91%	$ 53,388	1.45% (10)	1.46%	0.39%	69%
1/1/20 to 12/31/20	9.38	0.02	0.02	0.04	(0.03)	(0.08)	(0.11)	(0.07)	9.31	0.62	54,984	1.48 (7)	1.48	0.29	69
1/1/19 to 12/31/19	8.45	0.09	1.37	1.46	(0.14)	(0.39)	(0.53)	0.93	9.38	17.21	70,847	1.47 (7)	1.47	0.99	42
1/1/18 to 12/31/18	11.53	0.08	(1.51)	(1.43)	(0.15)	(1.50)	(1.65)	(3.08)	8.45	(12.70)	69,223	1.46 (7)	1.46	0.68	44
4/1/17 to 12/31/17(8)	12.58	0.14	0.90	1.04	(0.16)	(1.93)	(2.09)	(1.05)	11.53	8.74	114,673	1.47	1.50	1.52	15
4/1/16 to 3/31/17	10.96	0.07	2.20	2.27	(0.09)	(0.56)	(0.65)	1.62	12.58	20.81	123,495	1.55	1.55	0.58	29
Class C
1/1/21 to 12/31/21	$ 8.11	0.01	2.08	2.09	(0.03)	(1.79)	(1.82)	0.27	$ 8.38	26.42%	$ 987	1.84% (10)	2.20%	0.06%	69%
1/1/20 to 12/31/20	8.19	(0.01)	0.01	—	—	(0.08)	(0.08)	(0.08)	8.11	0.23	2,410	1.90 (10)	2.19	(0.19)	69
1/1/19 to 12/31/19	7.41	0.05	1.19	1.24	(0.07)	(0.39)	(0.46)	0.78	8.19	16.66	5,457	1.90	2.14	0.61	42
1/1/18 to 12/31/18	10.31	0.02	(1.34)	(1.32)	(0.08)	(1.50)	(1.58)	(2.90)	7.41	(13.07)	14,473	1.90	2.09	0.23	44
4/1/17 to 12/31/17(8)	11.46	0.09	0.80	0.89	(0.11)	(1.93)	(2.04)	(1.15)	10.31	8.28	20,658	1.90	2.07	1.05	15
4/1/16 to 3/31/17	10.04	0.02	2.02	2.04	(0.06)	(0.56)	(0.62)	1.42	11.46	20.35	24,529	1.90	1.90	0.22	29
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements
45

VIRTUS ASSET TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(2)
Ceredex Small-Cap Value Equity Fund (Continued)
Class I
1/1/21 to 12/31/21	$ 9.77	0.08	2.53	2.61	(0.11)	(1.79)	(1.90)	0.71	$10.48	27.20%	$ 282,308	1.18% (10)	1.20%	0.68%	69%
1/1/20 to 12/31/20	9.83	0.04	0.03	0.07	(0.05)	(0.08)	(0.13)	(0.06)	9.77	0.91	332,391	1.21 (10)	1.21	0.55	69
1/1/19 to 12/31/19	8.83	0.13	1.42	1.55	(0.16)	(0.39)	(0.55)	1.00	9.83	17.58	460,284	1.20 (7)	1.20	1.26	42
1/1/18 to 12/31/18	11.98	0.12	(1.58)	(1.46)	(0.19)	(1.50)	(1.69)	(3.15)	8.83	(12.50)	474,591	1.18 (7)	1.18	0.99	44
4/1/17 to 12/31/17(8)	12.99	0.16	0.94	1.10	(0.18)	(1.93)	(2.11)	(1.01)	11.98	8.94	673,458	1.22	1.22	1.72	15
4/1/16 to 3/31/17	11.30	0.11	2.27	2.38	(0.13)	(0.56)	(0.69)	1.69	12.99	21.15	786,245	1.24	1.24	0.87	29
Class R6*
1/1/21 to 12/31/21	$ 9.79	0.11	2.54	2.65	(0.17)	(1.79)	(1.96)	0.69	$10.48	27.61%	$ 129,173	0.88%	1.03%	0.94%	69%
1/1/20 to 12/31/20	9.84	0.10	— (11)	0.10	(0.07)	(0.08)	(0.15)	(0.05)	9.79	1.19	89,961	0.88	1.05	1.19	69
2/26/19 (12) to 12/31/19	10.04	0.15	0.22	0.37	(0.18)	(0.39)	(0.57)	(0.20)	9.84	3.69	16,798	0.88	1.04	1.83	42 (13)

SGA International Growth Fund
Class A
1/1/21 to 12/31/21	$10.42	(0.04)	0.90	0.86	—	(0.83)	(0.83)	0.03	$10.45	8.36%	$ 7,129	1.32%	1.55%	(0.39) %	44%
1/1/20 to 12/31/20	10.50	(0.03)	2.02	1.99	—	(2.07)	(2.07)	(0.08)	10.42	22.86	6,917	1.41 (10)(14)	1.60	(0.36)	53
1/1/19 to 12/31/19	10.95	(0.02)	2.92	2.90	—	(3.35)	(3.35)	(0.45)	10.50	28.28	6,376	1.46 (10)(14)(15)	1.52	(0.20)	147 (16)
1/1/18 to 12/31/18	11.90	— (11)	(0.94)	(0.94)	(0.01)	—	(0.01)	(0.95)	10.95	(7.90)	22,233	1.42	1.44	0.03	37
4/1/17 to 12/31/17(8)	10.05	0.02	1.84	1.86	(0.01)	—	(0.01)	1.85	11.90	18.50	18,567	1.43	1.56	0.20	17
4/1/16 to 3/31/17	9.18	0.01	0.93	0.94	(0.03)	(0.04)	(0.07)	0.87	10.05	10.41	14,116	1.33 (17)	1.43 (17)	0.12	37
Class I
1/1/21 to 12/31/21	$10.72	(0.02)	0.93	0.91	—	(0.83)	(0.83)	0.08	$10.80	8.59%	$ 39,493	1.07%	1.29%	(0.14) %	44%
1/1/20 to 12/31/20	10.71	(0.01)	2.09	2.08	—	(2.07)	(2.07)	0.01	10.72	23.28	40,249	1.16 (10)(14)	1.35	(0.13)	53
1/1/19 to 12/31/19	11.13	— (11)	2.97	2.97	(0.04)	(3.35)	(3.39)	(0.42)	10.71	28.49	35,641	1.25 (10)(14)(15)	1.30	0.01	147 (16)
1/1/18 to 12/31/18	12.09	0.03	(0.96)	(0.93)	(0.03)	—	(0.03)	(0.96)	11.13	(7.69)	67,543	1.20 (6)	1.19	0.28	37
4/1/17 to 12/31/17(8)	10.19	0.04	1.87	1.91	(0.01)	—	(0.01)	1.90	12.09	18.79	70,342	1.20	1.27	0.42	17
4/1/16 to 3/31/17	9.30	0.03	0.94	0.97	(0.04)	(0.04)	(0.08)	0.89	10.19	10.54	51,120	1.14 (17)	1.24 (17)	0.34	37
Class R6*
1/1/21 to 12/31/21	$10.77	— (11)	0.93	0.93	—	(0.83)	(0.83)	0.10	$10.87	8.74%	$ 2,058	0.95%	1.19%	(0.03) %	44%
1/1/20 to 12/31/20	10.74	— (11)	2.10	2.10	—	(2.07)	(2.07)	0.03	10.77	23.41	831	1.07 (10)(14)	1.25	0.05	53
1/1/19 to 12/31/19	11.15	— (11)	2.99	2.99	(0.05)	(3.35)	(3.40)	(0.41)	10.74	28.59	48	1.16 (10)(14)(15)	1.25	(0.02)	147 (16)
1/1/18 to 12/31/18(18)	12.11	0.05	(0.97)	(0.92)	(0.04)	—	(0.04)	(0.96)	11.15	(7.63)	48	1.10	1.11	0.43	37
4/1/17 to 12/31/17(8)	10.20	0.04	1.89	1.93	(0.02)	—	(0.02)	1.91	12.11	18.89	9,279	1.10	1.19	0.42	17
4/1/16 to 3/31/17	9.31	0.05	0.93	0.98	(0.05)	(0.04)	(0.09)	0.89	10.20	10.62	6,558	1.03 (17)	1.14 (17)	0.49	37
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements
46

VIRTUS ASSET TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(2)

Silvant Large-Cap Growth Stock Fund
Class A
1/1/21 to 12/31/21	$ 6.50	(0.05)	1.55	1.50	—	(0.88)	(0.88)	0.62	$ 7.12	23.74%	$ 123,191	1.23%	1.24%	(0.75) %	5%
1/1/20 to 12/31/20	5.37	(0.03)	1.91	1.88	—	(0.75)	(0.75)	1.13	6.50	35.90	110,884	1.23	1.27	(0.49)	13
1/1/19 to 12/31/19	4.60	(0.01)	1.55	1.54	—	(0.77)	(0.77)	0.77	5.37	33.95	92,556	1.23	1.26	(0.25)	15
1/1/18 to 12/31/18	5.49	(0.02)	0.03	0.01	—	(0.90)	(0.90)	(0.89)	4.60	(0.83)	45,779	1.23	1.60	(0.29)	11
4/1/17 to 12/31/17(8)	7.20	(0.01)	1.21	1.20	—	(2.91)	(2.91)	(1.71)	5.49	17.88	63,051	1.23	1.46	(0.09)	14
4/1/16 to 3/31/17	7.81	(0.02)	0.57	0.55	—	(1.16)	(1.16)	(0.61)	7.20	7.83	60,900	1.23	1.24	(0.27)	42
Class I
1/1/21 to 12/31/21	$10.28	(0.05)	2.47	2.42	—	(0.88)	(0.88)	1.54	$11.82	23.97%	$ 13,693	0.97%	1.06%	(0.48) %	5%
1/1/20 to 12/31/20	8.12	(0.02)	2.93	2.91	—	(0.75)	(0.75)	2.16	10.28	36.43	15,093	0.97	1.09	(0.23)	13
1/1/19 to 12/31/19	6.63	— (11)	2.26	2.26	—	(0.77)	(0.77)	1.49	8.12	34.41	15,720	0.97	1.12	0.01	15
1/1/18 to 12/31/18	7.53	— (11)	— (11)	—	—	(0.90)	(0.90)	(0.90)	6.63	(0.75)	19,234	0.97	1.10	(0.02)	11
4/1/17 to 12/31/17(8)	8.92	0.01	1.51	1.52	—	(2.91)	(2.91)	(1.39)	7.53	18.04	24,621	0.97	1.22	0.22	14
4/1/16 to 3/31/17	9.38	— (11)	0.70	0.70	—	(1.16)	(1.16)	(0.46)	8.92	8.14	92,638	0.97	1.26	(0.02)	42
Class R6*
1/1/21 to 12/31/21	$10.40	(0.05)	2.51	2.46	—	(0.88)	(0.88)	1.58	$11.98	24.08%	$ 2,237	0.90%	0.91%	(0.42) %	5%
1/1/20 to 12/31/20	8.21	(0.01)	2.95	2.94	—	(0.75)	(0.75)	2.19	10.40	36.39	348	0.90	0.96	(0.16)	13
1/1/19 to 12/31/19	6.69	0.01	2.28	2.29	—	(0.77)	(0.77)	1.52	8.21	34.57	165	0.90	0.98	0.08	15
1/1/18 to 12/31/18	7.59	— (11)	— (11)	—	—	(0.90)	(0.90)	(0.90)	6.69	(0.73)	110	0.90	0.95	0.03	11
4/1/17 to 12/31/17(8)	8.94	0.02	1.54	1.56	—	(2.91)	(2.91)	(1.35)	7.59	18.53	464	0.91	0.93	0.28	14
4/1/16 to 3/31/17	9.39	0.01	0.70	0.71	—	(1.16)	(1.16)	(0.45)	8.94	8.23	2,426	0.90	0.90	0.05	42

Silvant Small-Cap Growth Stock Fund
Class A
1/1/21 to 12/31/21	$ 9.36	(0.09)	(0.32)	(0.41)	—	(1.37)	(1.37)	(1.78)	$ 7.58	(4.32) %	$ 12,233	1.27%	1.54%	(1.00) %	17%
1/1/20 to 12/31/20	6.89	(0.06)	2.71	2.65	—	(0.18)	(0.18)	2.47	9.36	38.99	14,837	1.27	1.59	(0.85)	29
1/1/19 to 12/31/19	5.68	(0.05)	2.09	2.04	—	(0.83)	(0.83)	1.21	6.89	35.81	11,694	1.27	1.64	(0.76)	32
1/1/18 to 12/31/18	6.92	(0.06)	(0.36)	(0.42)	—	(0.82)	(0.82)	(1.24)	5.68	(6.69)	5,725	1.41 (10)	1.68	(0.88)	36
4/1/17 to 12/31/17(8)	7.28	(0.04)	0.80	0.76	—	(1.12)	(1.12)	(0.36)	6.92	10.73	6,840	1.42	1.64	(0.70)	24
4/1/16 to 3/31/17	7.13	(0.04)	1.38	1.34	—	(1.19)	(1.19)	0.15	7.28	19.30	7,008	1.41	1.43	(0.55)	56
Class I
1/1/21 to 12/31/21	$12.67	(0.11)	(0.42)	(0.53)	—	(1.37)	(1.37)	(1.90)	$10.77	(4.14) %	$ 16,506	1.15%	1.37%	(0.88) %	17%
1/1/20 to 12/31/20	9.27	(0.07)	3.65	3.58	—	(0.18)	(0.18)	3.40	12.67	39.01	23,312	1.15	1.42	(0.73)	29
1/1/19 to 12/31/19	7.42	(0.06)	2.74	2.68	—	(0.83)	(0.83)	1.85	9.27	36.04	18,219	1.15	1.48	(0.64)	32
1/1/18 to 12/31/18	8.78	(0.07)	(0.47)	(0.54)	—	(0.82)	(0.82)	(1.36)	7.42	(6.64)	14,513	1.29 (10)	1.53	(0.76)	36
4/1/17 to 12/31/17(8)	8.95	(0.04)	0.99	0.95	—	(1.12)	(1.12)	(0.17)	8.78	10.86	18,637	1.30	1.53	(0.58)	24
4/1/16 to 3/31/17	8.52	(0.04)	1.66	1.62	—	(1.19)	(1.19)	0.43	8.95	19.45	26,929	1.29	1.43	(0.44)	56
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements
47

VIRTUS ASSET TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(2)

Zevenbergen Innovative Growth Stock Fund
Class A
1/1/21 to 12/31/21	$62.40	(0.75)	(5.58)	(6.33)	—	—	—	(6.33)	$56.07	(10.14) %	$ 266,661	1.25%	1.32%	(1.24) %	53%
1/1/20 to 12/31/20	28.48	(0.55)	34.47	33.92	—	—	—	33.92	62.40	119.10	335,809	1.25	1.33	(1.18)	33
1/1/19 to 12/31/19	20.83	(0.32)	7.97	7.65	—	—	—	7.65	28.48	36.73	46,655	1.26 (19)	1.41	(1.20)	91
1/1/18 to 12/31/18	19.96	(0.33)	2.57	2.24	—	(1.37)	(1.37)	0.87	20.83	10.80	24,902	1.48 (6)(10)	1.47	(1.35)	103
4/1/17 to 12/31/17(8)	18.56	(0.21)	3.74	3.53	—	(2.13)	(2.13)	1.40	19.96	19.18	5,484	1.51	1.66	(1.40)	50
4/1/16 to 3/31/17	18.37	(0.26)	3.67	3.41	—	(3.22)	(3.22)	0.19	18.56	20.42	6,375	1.50	1.55	(1.39)	64
Class I
1/1/21 to 12/31/21	$66.67	(0.64)	(5.98)	(6.62)	—	—	—	(6.62)	$60.05	(9.93) %	$ 823,212	1.00%	1.05%	(0.99) %	53%
1/1/20 to 12/31/20	30.35	(0.47)	36.79	36.32	—	—	—	36.32	66.67	119.67	1,037,368	1.00	1.07	(0.93)	33
1/1/19 to 12/31/19	22.15	(0.26)	8.46	8.20	—	—	—	8.20	30.35	37.02	90,136	1.01 (19)	1.15	(0.94)	91
1/1/18 to 12/31/18	21.10	(0.30)	2.72	2.42	—	(1.37)	(1.37)	1.05	22.15	11.07	72,404	1.27 (6)(10)	1.23	(1.15)	103
4/1/17 to 12/31/17(8)	19.49	(0.19)	3.93	3.74	—	(2.13)	(2.13)	1.61	21.10	19.34	17,630	1.31	1.50	(1.19)	50
4/1/16 to 3/31/17	19.11	(0.23)	3.83	3.60	—	(3.22)	(3.22)	0.38	19.49	20.63	22,330	1.30	1.44	(1.18)	64
Class R6
1/1/21 to 12/31/21	$66.67	(0.58)	(5.97)	(6.55)	—	—	—	(6.55)	$60.12	(9.82) %	$ 17,098	0.90%	0.95%	(0.90) %	53%
10/20/20 (12) to 12/31/20	58.00	(0.10)	8.77	8.67	—	—	—	8.67	66.67	14.95	115	0.90	1.03	(0.83)	33 (13)

The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements
48

VIRTUS ASSET TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
Footnote Legend:
*	On September 18, 2017, Class IS shares were renamed Class R6 shares.
(1)	Calculated using average shares outstanding.
(2)	Not annualized for periods less than one year.
(3)	Sales charges, where applicable, are not reflected in the total return calculation.
(4)	Annualized for periods less than one year.
(5)	The Funds will also indirectly bear their prorated share of expenses of any underlying funds in which they invest. Such expenses are not included in the calculation of this ratio.
(6)	See Note 3D in Notes to Financial Statements for information on recapture of expenses previously reimbursed.
(7)	The share class is currently under its expense limitation.
(8)	The Fund changed its fiscal year end to December 31 during the period.
(9)	The ratio excludes expenses waived/reimbursed net of amount recaptured. If expenses waived/reimbursed net of amount recaptured were included, the ratio would have been higher than the ratio shown.
(10)	Due to a change in expense cap, the ratio shown is a blended expense ratio.
(11)	Amount is less than $0.005 per share.
(12)	Inception date.
(13)	Portfolio turnover is representative of the Fund for the entire period.
(14)	Net expense ratio includes extraordinary proxy expenses.
(15)	Ratios of total expenses excluding interest expense on borrowings for the year ended December 31, 2019 were 1.45% (Class A), 1.24% (Class I) and 1.15% (Class R6).
(16)	The Fund’s portfolio turnover rate increased substantially during the year ended December 31, 2019 due to a change in the Fund’s subadviser and associated repositioning.
(17)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to $0.01 per share and 0.09%, 0.07%, and 0.07% of average net assets for the Class A, Class I and Class R6 (formerly IS), respectively.
(18)	From November 9 through November 13, 2018, the Fund’s Class R6 shares did not have any investors, though the net asset value continued to be calculated using another share class adjusted for class expenses.
(19)	Ratios of total expenses excluding interest expense on borrowings for the year ended December 31, 2019 were 1.25% (Class A) and 1.00% (Class I).
See Notes to Financial Statements
49

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS
 December 31, 2021
Note 1. Organization
Virtus Asset Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
As of the date of this report, 20 funds of the Trust are offered for sale, of which 7 (each a “Fund” or collectively, the “Funds”) are reported in this annual report. Each Fund’s investment objective is outlined in its respective Fund Summary page. There is no guarantee that a Fund will achieve its objective(s).
All of the Funds offer Class A shares and Class I shares. Class C shares are offered by the Ceredex Large Cap Value Equity Fund, the Ceredex Mid-Cap Value Equity Fund and the Ceredex Small-Cap Value Equity Fund. Class R6 shares are offered by the Ceredex Large-Cap Value Equity Fund, the Ceredex Mid-Cap Value Equity Fund, the Ceredex Small-Cap Value Equity Fund, the SGA International Growth Fund, the Silvant Large-Cap Growth Stock Fund, and the Zevenbergen Innovative Growth Stock Fund.
Effective February 1, 2021, Class A shares of the Funds are sold with a front-end sales charge of up to 5.50% with some exceptions. Prior to February 1, 2021, Class A shares were sold with a front-end sales charge of up to 5.75% with some exceptions. Generally, Class A shares are not subject to any charges by the Funds when redeemed; however, a 1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which such CDSC applies for the Funds is 18 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.
Class C shares are generally sold with a 1% CDSC, applicable if redeemed within one year of purchase. Class C shares and any reinvested dividends and other distributions paid on such shares, will be automatically converted to Class A shares of the same Fund following a required holding period, which as of March 1, 2021, was eight years. Effective January 1, 2019, to February 28, 2021, with certain exceptions, Class C shares and any reinvested dividends and other distributions paid on such shares, were automatically converted to Class A shares of the same Fund ten years after the purchase date. If an investor intends to purchase greater than $999,999 of Class C shares, and the purchase would qualify for Class A shares with no load, then the purchase will automatically be made into a purchase of Class A shares, thus reducing expenses. Class I shares and Class R6 shares are sold without a front-end sales charge or CDSC.
Class R6 shares are offered without a minimum initial investment to the following investors in plan level or omnibus accounts only (provided that they do not require or receive any compensation, administrative payments, sub-transfer agency payments or service payments with respect to Class R6 shares): (i) qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, and defined benefit plans; (ii) banks and trust companies; (iii) insurance companies; (iv) financial intermediaries utilizing such shares in fee-based investment advisory programs; (v) registered investment companies; and (vi) non-qualified deferred compensation plans. Other institutional investors may be permitted to purchase Class R6 sh ares subject to the applicable Fund’s determination of eligibility and may be subject to a $2,500,000 minimum initial investment requirement. In addition, without a minimum initial investment requirement, Class R6 shares are available to any Trustee of the Virtus Funds and trustees/directors of affiliated open- and closed-end funds, directors, officers and employees of Virtus and its affiliates, and a spouse or domestic partner, child or minor grandchild of any such qualifying individual (in each case either individually or jointly with other investors), provided in each case that those shares are held directly with the Transfer Agent or in an eligible account. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from Fund assets or the Funds’ distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares.
The Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectuses and/or statement of additional information. The fees collected will be used to offset certain expenses of the Funds. These fees are reflected as “Less low balance account fees” in each Fund’s Statement of Operations for the period, as applicable.
Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears any expenses attributable specifically to that class (“class-specific expenses”) and has exclusive voting rights with respect to any Rule 12b-1 and/or shareholder service plan (“12b-1 Plan”) approved by the Board. Class I shares and Class R6 shares are not subject to a 12b-1 Plan. Class-specific expenses may include shareholder servicing fees, sub-transfer agency fees, and fees under a 12b-1 Plan, as well as certain other expenses as designated by the Funds’ Treasurer and approved by the Board. Investment income, common operating expenses and realized and unrealized gains and losses of each Fund are borne pro-rata by the holders of each class of shares.
Note 2. Significant Accounting Policies
($ reported in thousands)
The Trust is an investment company that follows the accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.
A.	Security Valuation
Each Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Funds’ policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
• Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
50

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021
     •    Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
     •    Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Fund calculates its net asset value (“NAV”) at the close of regular trading on the NYSE (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Funds fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value a Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for each Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
B.	Security Transactions and Investment Income
Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as a Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Dividend income from REITs is recorded using management’s estimate of the percentage of income included in distributions received from such investments based on historical information and other industry sources. The return of capital portion of the estimate is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed their cost basis, the distributions are treated as realized gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.
C.	Income Taxes
Each Fund is treated as a separate taxable entity. It is the intention of each Fund to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.
Certain Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.
Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Each Fund’s U.S. federal income tax return is generally subject to examination by the Internal Revenue Service for a period of three years after it is filed. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.
D.	Distributions to Shareholders
Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP.
E.	Expenses
Expenses incurred together by a Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately used.
In addition to the net annual operating expenses that a Fund bears directly, the shareholders of a Fund indirectly bear the pro-rata expenses of any underlying mutual funds in which the Fund invests.
51

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021
F.	Foreign Currency Transactions
Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Funds do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
G.	Securities Lending
Funds may loan securities to qualified brokers through a securities lending agency agreement with The Bank of New York Mellon (“BNYM”). Under the securities lending policy, when lending securities a Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash and securities issued by the U.S. Government or its agencies. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Fund net of fees and rebates charged/paid by BNYM for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral.
Securities lending transactions are entered into by each Fund under a Master Securities Lending Agreement (“MSLA”) which permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund.
At December 31, 2021, the securities loaned were subject to a MSLA on a net payment basis as follows:

Fund	Value of Securities on Loan	Cash Collateral Received(1)	Net Amount(2)
SGA International Growth Fund	$ 1,669	$ 1,669	$ —
Silvant Large-Cap Growth Stock Fund	729	729	—
Silvant Small-Cap Growth Stock Fund	42	38	4
(1)	Collateral received in excess of the market value of securities on loan is not presented in this table. The cash collateral received in connection with securities lending transactions has been used for the purchase of securities as disclosed in the Fund’s Schedule of Investments.
(2)	Net amount represents the net amount receivable due from the counterparty in the event of default.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2021 for the Funds:
Fund	Securities Lending Transactions	Overnight and continuous
SGA International Growth Fund	Money Market Mutual Fund	$1,722
Silvant Large-Cap Growth Stock Fund	Money Market Mutual Fund	772
Silvant Small-Cap Growth Stock Fund	Money Market Mutual Fund	38
Note 3. Investment Advisory Fees and Related Party Transaction
($ reported in thousands)
A.	Investment Adviser
Virtus Fund Advisers, LLC (the “Adviser”), an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser to the Funds. The Adviser manages the Funds’ investment programs and general operations of the Funds, including oversight of the Funds’ subadvisers.
As compensation for its services to the Funds, the Adviser is entitled to a fee, which is calculated daily and paid monthly based upon the following annual rates as a percentage of the average daily net assets of each Fund:

First $500 Million
Ceredex Large-Cap Value Equity Fund	0.70%
Ceredex Mid-Cap Value Equity Fund	0.75
Ceredex Small-Cap Value Equity Fund	0.85
52

VIRTUS ASSET TRUST NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021
First $500 Million
SGA International Growth Fund	0.85%
Silvant Large-Cap Growth Stock Fund	0.70
Silvant Small-Cap Growth Stock Fund	0.85
Zevenbergen Innovative Growth Stock Fund	0.80
The above fees are also subject to breakpoint discounts at the following asset levels for each Fund:
        First $500 million = none — no discount from full fee
        Next $500 million = 5% discount from full fee
        Next $4 billion = 10% discount from full fee
        Over $5 billion = 15% discount from full fee
B.	Subadvisers
The subadvisers manage the investments of each Fund for which they are paid a fee by the Adviser. A list of the subadvisers and the Funds they serve as of the end of the period is as follows:

Fund	Subadviser
Ceredex Large-Cap Value Equity Fund	Ceredex (1)
Ceredex Mid-Cap Value Equity Fund	Ceredex (1)
Ceredex Small-Cap Value Equity Fund	Ceredex (1)
SGA International Growth Fund	SGA (2)
Silvant Large-Cap Growth Stock Fund	Silvant (3)
Silvant Small-Cap Growth Stock Fund	Silvant (3)
Zevenbergen Innovative Growth Stock Fund	Zevenbergen (4)
(1)	Ceredex Value Advisors LLC (“Ceredex”), an indirect, wholly-owned subsidiary of Virtus.
(2)	Sustainable Growth Advisers, LP (“SGA”), an indirect, majority-owned subsidiary of Virtus.
(3)	Silvant Capital Management LLC, an indirect, wholly-owned subsidiary of Virtus.
(4)	Zevenbergen Capital Investments LLC, a minority-owned affiliate of the Adviser.
C.	Expense Limitations
The Adviser has contractually agreed to limit each Fund’s annual total operating expenses, subject to the exceptions listed below, so that such expenses do not exceed, on an annualized basis, the following respective percentages of average daily net assets through April 30, 2022 (except as noted). Following the contractual period, the Adviser may discontinue these expense limitation arrangements at any time. The waivers and reimbursements are accrued daily and received monthly.

Fund	Class A	Class C	Class I	Class R6
Ceredex Large-Cap Value Equity Fund	1.24% (1)	1.72%	0.97%	0.72%
Ceredex Mid-Cap Value Equity Fund	1.38 (1)	1.79	1.08 (1)	0.79
Ceredex Small-Cap Value Equity Fund(2)	1.46	1.81	1.15	0.88
SGA International Growth Fund	1.32	N/A	1.07	0.95
Silvant Large-Cap Growth Stock Fund	1.23	N/A	0.97	0.90
Silvant Small-Cap Growth Stock Fund	1.27	N/A	1.15	N/A
Zevenbergen Innovative Growth Stock Fund	1.25	N/A	1.00	0.90
(1)	Each share class is currently below its expense cap.
(2)	Effective December 1, 2021 through April 30, 2023. For the period January 1, 2021 through November 30, 2021, the expense caps were as follows for Class A shares, Class C shares, Class I shares, and Class R6 shares, respectively: 1.49%, 1.84%, 1.18%, and 0.88%.
The exclusions include front-end or contingent deferred loads, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any.
D.	Expense Recapture
Under certain conditions, the Adviser may recapture operating expenses reimbursed or fees waived under these arrangements within three years after the date on which such amounts were incurred or waived. A Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations or, if none, the expense limitation in effect at the time of the waiver or reimbursement. All or a portion of the following Adviser reimbursed expenses may be recaptured by the fiscal year ending December 31:

53

VIRTUS ASSET TRUST NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021
	Expiration
Fund	2022	2023	2024	Total
Ceredex Large-Cap Value Equity Fund
Class A	$ 85	$ 75	$ 22	$ 182
Class C	11	11	8	30
Class I	503	350	205	1,058
Class R6	441	492	570	1,503
Ceredex Mid-Cap Value Equity Fund
Class C	68	64	50	182
Class R6	485	599	568	1,652
Ceredex Small-Cap Value Equity Fund
Class A	—	—	4	4
Class C	17	9	5	31
Class I	—	—	63	63
Class R6	6	58	170	234
SGA International Growth Fund
Class A	7	12	16	35
Class I	37	62	92	191
Class R6	— (1)	1	4	5
Silvant Large-Cap Growth Stock Fund
Class A	74	40	15	129
Class I	27	18	13	58
Class R6	— (1)	— (1)	— (1)	— (1)
Silvant Small-Cap Growth Stock Fund
Class A	40	37	39	116
Class I	58	48	46	152
Zevenbergen Innovative Growth Stock Fund
Class A	72	124	226	422
Class I	180	323	526	1,029
Class R6	—	— (1)	5	5

During the period ended December 31, 2021, the Adviser recaptured expenses previously waived for the following Funds:
Fund	Class A	Class I	Class R6	Total
Ceredex Large-Cap Value Equity Fund	$31	$ —	$—	$ 31
Ceredex Small-Cap Value Equity Fund	1	10	—	11
Silvant Large-Cap Growth Stock Fund	3	—	— (1)	3
Zevenbergen Innovative Growth Stock Fund	—	—	— (1)	— (1)

(1)	Amount is less than $500.
E.	Distributor
VP Distributors, LLC (“VP Distributors”), an indirect, wholly-owned subsidiary of Virtus, serves as the distributor of each Fund’s shares. VP Distributors has advised the Funds that for the fiscal year (the “period”) ended December 31, 2021, it retained net commissions of $232 for Class A shares and CDSC of $16 and $1 for Class A shares and Class C shares, respectively.
In addition, each Fund pays VP Distributors 12b-1 fees under a 12b-1 Plan as a percentage of the average daily net assets of each respective class at the annual rates of 0.25% for Class A shares and 1.00% for Class C shares. Class I shares and Class R6 shares are not subject to a 12b-1 Plan.
Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative NAV per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.
F.	Administrator and Transfer Agent
Virtus Fund Services, LLC, an indirect, wholly-owned subsidiary of Virtus, serves as the administrator and transfer agent to the Funds.
For the period ended December 31, 2021, the Funds incurred administration fees totaling $6,405 which are included in the Statements of Operations within the line item “Administration and accounting fees.” The fees are calculated daily and paid monthly.
For the period ended December 31, 2021, the Funds incurred transfer agent fees totaling $2,857 which are included in the Statements of Operations within the line item “Transfer agent fees and expenses.” The fees are calculated daily and paid monthly.
54

VIRTUS ASSET TRUST NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021
G.	Investments with Affiliates
The Funds are permitted to purchase assets from or sell assets to certain related affiliates under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of assets by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers comply with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.
During the period ended December 31, 2021, the Funds did not engage in any transactions pursuant to Rule 17a-7 under the 1940 Act.
H.	Trustee Compensation
The Trust provides a deferred compensation plan for its Trustees who receive compensation from the Trust. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Trustees. Investments in such instruments are included in “Other assets” in the Statements of Assets and Liabilities at December 31, 2021.
Note 4. Purchases and Sales of Securities
($ reported in thousands)
Purchases and sales of securities (excluding short-term securities) during the period ended December 31, 2021, were as follows:
	Purchases	Sales
Ceredex Large-Cap Value Equity Fund	$2,060,802	$2,390,997
Ceredex Mid-Cap Value Equity Fund	5,395,224	5,736,827
Ceredex Small-Cap Value Equity Fund	339,759	470,330
SGA International Growth Fund	22,028	24,390
Silvant Large-Cap Growth Stock Fund	6,786	22,819
Silvant Small-Cap Growth Stock Fund	6,007	13,815
Zevenbergen Innovative Growth Stock Fund	722,665	788,548
There were no purchases or sales of long-term U.S. Government and agency securities during the period ended December 31, 2021.
Note 5. Capital Share Transactions
(reported in thousands)
Transactions in shares of capital stock, during the periods ended as indicated below, were as follows:
	Ceredex Large-Cap Value Equity Fund				Ceredex Mid-Cap Value Equity Fund
	Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2021		Year Ended December 31, 2020
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold and cross class conversions	1,868	$ 27,010	4,108	$ 46,998	3,240	$ 44,612	7,983	$ 81,172
Reinvestment of distributions	3,652	45,383	840	9,511	3,159	40,494	743	7,634
Shares repurchased and cross class conversions	(3,838)	(57,194)	(6,090)	(70,384)	(8,288)	(114,797)	(14,070)	(147,987)
Net Increase / (Decrease)	1,682	$ 15,199	(1,142)	$ (13,875)	(1,889)	$ (29,691)	(5,344)	$ (59,181)
Class C
Shares sold and cross class conversions	49	$ 709	159	$ 2,019	232	$ 3,142	297	$ 3,013
Reinvestment of distributions	51	609	18	196	326	4,020	74	730
Shares repurchased and cross class conversions	(175)	(2,435)	(245)	(2,741)	(1,108)	(14,717)	(1,417)	(14,390)
Net Increase / (Decrease)	(75)	$ (1,117)	(68)	$ (526)	(550)	$ (7,555)	(1,046)	$ (10,647)
55

VIRTUS ASSET TRUST NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021
	Ceredex Large-Cap Value Equity Fund				Ceredex Mid-Cap Value Equity Fund
	Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2021		Year Ended December 31, 2020
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class I
Shares sold and cross class conversions	6,921	$ 103,818	9,103	$ 106,595	25,402	$ 358,562	48,455	$ 504,947
Reinvestment of distributions	12,231	154,976	2,924	33,686	27,923	365,509	5,133	54,303
Shares repurchased and cross class conversions	(13,791)	(207,035)	(16,170)	(194,282)	(48,256)	(680,919)	(72,568)	(759,646)
Net Increase / (Decrease)	5,361	$ 51,759	(4,143)	$ (54,001)	5,069	$ 43,152	(18,980)	$ (200,396)
Class R6
Shares sold and cross class conversions	5,662	$ 84,812	18,412	$ 239,258	18,358	$ 260,211	21,959	$ 234,598
Reinvestment of distributions	7,816	100,371	1,653	19,311	11,100	145,962	1,860	19,820
Shares repurchased and cross class conversions	(19,682)	(297,388)	(11,465)	(140,975)	(17,556)	(250,473)	(25,063)	(268,382)
Net Increase / (Decrease)	(6,204)	$ (112,205)	8,600	$ 117,594	11,902	$ 155,700	(1,244)	$ (13,964)

	Ceredex Small-Cap Value Equity Fund				SGA International Growth Fund
	Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2021		Year Ended December 31, 2020
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold and cross class conversions	799	$ 8,558	880	$ 6,026	93	$ 1,003	108	$ 1,057
Reinvestment of distributions	899	8,681	89	675	51	529	137	1,224
Shares repurchased and cross class conversions	(2,198)	(23,596)	(2,619)	(19,783)	(125)	(1,375)	(189)	(1,825)
Net Increase / (Decrease)	(500)	$ (6,357)	(1,650)	$ (13,082)	19	$ 157	56	$ 456
Class C
Shares sold and cross class conversions	44	$ 412	48	$ 344	—	$ —	—	$ —
Reinvestment of distributions	22	179	6	36	—	—	—	—
Shares repurchased and cross class conversions	(245)	(2,246)	(423)	(2,933)	—	—	—	—
Net Increase / (Decrease)	(179)	$ (1,655)	(369)	$ (2,553)	—	$ —	—	$ —
Class I
Shares sold and cross class conversions	4,824	$ 54,661	8,930	$ 70,968	1,573	$ 17,728	1,893	$ 19,586
Reinvestment of distributions	4,224	43,226	616	5,008	274	2,943	703	6,461
Shares repurchased and cross class conversions	(16,130)	(185,803)	(22,368)	(185,612)	(1,944)	(21,942)	(2,169)	(20,972)
Net Increase / (Decrease)	(7,082)	$ (87,916)	(12,822)	$ (109,636)	(97)	$ (1,271)	427	$ 5,075
Class R6
Shares sold and cross class conversions	4,393	$ 49,969	8,456	$ 69,852	99	$ 1,113	61	$ 648
Reinvestment of distributions	1,845	18,895	95	841	13	138	12	110
Shares repurchased and cross class conversions	(3,099)	(35,952)	(1,073)	(9,125)	(—) (1)	(—) (2)	(1)	(4)
Net Increase / (Decrease)	3,139	$ 32,912	7,478	$ 61,568	112	$ 1,251	72	$ 754

56

VIRTUS ASSET TRUST NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021
	Silvant Large-Cap Growth Stock Fund				Silvant Small-Cap Growth Stock Fund
	Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2021		Year Ended December 31, 2020
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold and cross class conversions	310	$ 2,180	308	$ 1,832	166	$ 1,642	113	$ 912
Reinvestment of distributions	2,021	14,181	1,879	11,733	252	1,925	36	276
Shares repurchased and cross class conversions	(2,077)	(14,566)	(2,373)	(13,692)	(391)	(3,576)	(260)	(1,825)
Net Increase / (Decrease)	254	$ 1,795	(186)	$ (127)	27	$ (9)	(111)	$ (637)
Class I
Shares sold and cross class conversions	144	$ 1,619	93	$ 837	351	$ 4,413	448	$ 4,514
Reinvestment of distributions	82	945	98	954	171	1,856	30	315
Shares repurchased and cross class conversions	(536)	(6,051)	(657)	(5,842)	(830)	(10,591)	(605)	(5,808)
Net Increase / (Decrease)	(310)	$ (3,487)	(466)	$ (4,051)	(308)	$ (4,322)	(127)	$ (979)
Class R6
Shares sold and cross class conversions	153	$ 1,825	13	$ 124	—	$ —	—	$ —
Reinvestment of distributions	9	103	2	22	—	—	—	—
Shares repurchased and cross class conversions	(9)	(95)	(2)	(16)	—	—	—	—
Net Increase / (Decrease)	153	$ 1,833	13	$ 130	—	$ —	—	$ —

	Zevenbergen Innovative Growth Stock Fund
	Year Ended December 31, 2021		Year Ended December 31, 2020
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold and cross class conversions	2,905	$ 184,959	6,234	$ 271,684
Shares repurchased and cross class conversions	(3,530)	(211,191)	(2,490)	(108,252)
Net Increase / (Decrease)	(625)	$ (26,232)	3,744	$ 163,432
Class I
Shares sold and cross class conversions	10,679	$ 713,179	19,603	$ 884,352
Shares repurchased and cross class conversions	(12,531)	(789,864)	(7,012)	(324,894)
Net Increase / (Decrease)	(1,852)	$ (76,685)	12,591	$ 559,458
Class R6
Shares sold and cross class conversions	310	$ 19,485	2	$ 100
Shares repurchased and cross class conversions	(28)	(1,730)	—	—
Net Increase / (Decrease)	282	$ 17,755	2	$ 100
(1)	Amount is less than 500 shares.
(2)	Amount is less than $500.

57

VIRTUS ASSET TRUST NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021
Note 6. 10% Shareholders
As of December 31, 2021, the Funds had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of such Fund as detailed below:
	% of Shares Outstanding	Number of Accounts*
Ceredex Large-Cap Value Equity Fund	28%	2
Ceredex Mid-Cap Value Equity Fund	39	2
Ceredex Small-Cap Value Equity Fund	41	2
SGA International Growth Fund	37	3
Silvant Large-Cap Growth Stock Fund	55	1
Silvant Small-Cap Growth Stock Fund	51	2
Zevenbergen Innovative Growth Stock Fund	25	2
*	None of the accounts are affiliated.
Note 7. Market Risk and Asset Concentration
Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on a Fund and its investments, including hampering the ability of the Fund’s portfolio manager(s) to invest the Fund’s assets as intended.
In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund’s ability to repatriate such amounts.
Certain Funds may invest a high percentage of their assets in specific sectors of the market in the pursuit of their investment objectives. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.
At December 31, 2021, the following Funds held securities issued by various companies in specific sectors as detailed below:
Fund	Sector	Percentage of Total Investments
Ceredex Small-Cap Value Equity Fund	Financials	26%
SGA International Growth Fund	Health Care	25
Silvant Large-Cap Growth Stock Fund	Information Technology	47
Silvant Small-Cap Growth Stock Fund	Information Technology	26
Silvant Small-Cap Growth Stock Fund	Health Care	25
Zevenbergen Innovative Growth Stock Fund	Information Technology	44
Zevenbergen Innovative Growth Stock Fund	Consumer Discretionary	27
Note 8.  Indemnifications
Under the Trust’s organizational documents and in separate agreements between each Trustee and the Trust, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust and its funds. In addition, in the normal course of business, the Trust and the Funds enter into contracts that provide a variety of indemnifications to other parties. The Trust’s and/or the Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust or the Funds and that have not occurred. However, neither the Trust nor the Funds have had prior claims or losses pursuant to these arrangements, and they expect the risk of loss to be remote.
Note 9. Restricted Securities
Restricted securities are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category. Each Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities. At December 31, 2021, the Funds did not hold any securities that were restricted.
58

VIRTUS ASSET TRUST NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021
Note 10. Redemption Facility
($ reported in thousands)
On September 18, 2017, the Funds and certain other affiliated funds entered into an $150,000 unsecured line of credit (“Credit Agreement”). On June 14, 2021, the Credit Agreement was increased to $250,000. This Credit Agreement, as amended, is with a commercial bank that allows the Funds to borrow cash from the bank to manage large unexpected redemptions and trade fails, up to a limit of one-third or one-fifth, as applicable, of each Fund’s total net assets in accordance with the terms of the agreement. This Credit Agreement has a term of 364 days and has been renewed for a period up to March 10, 2022. Interest is charged at the higher of the LIBOR or the Federal Funds rate plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance. Total commitment fees paid for the period ended December 31, 2021, are included in the “Interest expense and/or commitment fees” line on the Statements of Operations. The Funds and other affiliated funds that are parties are individually, and not jointly, liable for their particular advances, if any, under the Credit Agreement. The lending bank has the ability to require repayment of outstanding borrowings under this Credit Agreement upon certain circumstances such as an event of default.
The following Funds had an outstanding loan during the period. The borrowings were valued at cost, which approximates fair value.
Fund	Interest Incurred on Borrowing	Average Dollar Amount of Borrowing	Weighted Average Interest Rate on Borrowing	Days Loan was Open
Ceredex Large-Cap Value Equity Fund	$ 3	$69,000	1.35%	1
Zevenbergen Innovative Growth Stock Fund	13	7,795	1.35	44
Note 11. Federal Income Tax Information
($ reported in thousands)
At December 31, 2021, the approximate aggregate cost basis and the unrealized appreciation (depreciation) of investments and other financial instruments for federal income tax purposes were as follows:
Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Ceredex Large-Cap Value Equity Fund	$ 1,046,241	$ 249,617	$ (28,056)	$ 221,561
Ceredex Mid-Cap Value Equity Fund	3,272,513	489,067	(62,463)	426,604
Ceredex Small-Cap Value Equity Fund	351,928	123,733	(8,609)	115,124
SGA International Growth Fund	37,869	14,438	(1,985)	12,453
Silvant Large-Cap Growth Stock Fund	47,084	94,890	(1,979)	92,911
Silvant Small-Cap Growth Stock Fund	15,565	14,211	(1,005)	13,206
Zevenbergen Innovative Growth Stock Fund	750,601	439,284	(69,747)	369,537
The components of distributable earnings on a tax basis and certain tax attributes for the Funds consist of the following:
	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
Ceredex Large-Cap Value Equity Fund	$15,465	$ 17,300
Ceredex Mid-Cap Value Equity Fund	45,538	117,697
Ceredex Small-Cap Value Equity Fund	4,188	6,103
SGA International Growth Fund	421	1,527
Silvant Large-Cap Growth Stock Fund	—	2,854
Silvant Small-Cap Growth Stock Fund	—	707
Zevenbergen Innovative Growth Stock Fund	—	15,084
The differences between the book and tax basis of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
The tax character of dividends and distributions paid during the fiscal periods ended December 31, 2021 and 2020 were as follows:
59

VIRTUS ASSET TRUST NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021
	Ordinary Income	Long-Term Capital Gains	Total
Ceredex Large-Cap Value Equity Fund
12/31/21	$ 195,985	$ 117,207	$313,192
12/31/20	35,157	32,603	67,760
Ceredex Mid-Cap Value Equity Fund
12/31/21	334,000	250,000	584,000
12/31/20	70,150	16,429	86,579
Ceredex Small-Cap Value Equity Fund
12/31/21	43,902	28,400	72,302
12/31/20	2,502	4,145	6,647
SGA International Growth Fund
12/31/21	538	3,120	3,658
12/31/20	3,086	4,806	7,892
Silvant Large-Cap Growth Stock Fund
12/31/21	—	15,466	15,466
12/31/20	—	13,017	13,017
Silvant Small-Cap Growth Stock Fund
12/31/21	—	3,873	3,873
12/31/20	—	600	600
Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. Permanent reclassifications can arise from differing treatment of certain income and gain transactions and nondeductible current year net operating losses. These adjustments have no impact on net assets or net asset value per share of the Funds. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will likely reverse at some time in the future.
Note 12. Regulatory Matters and Litigation
From time to time, the Trust, the Funds, the Adviser and/or subadvisers and/or their affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their activities. At this time, the Adviser believes that the outcomes of such matters are not likely, either individually or in aggregate, to be material to these financial statements.
Note 13. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issuance, and has determined that there are no subsequent events requiring recognition or disclosure in these financial statements.
60

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Virtus Asset Trust and Shareholders of Virtus Ceredex Large-Cap Value Equity Fund, Virtus Ceredex Mid-Cap Value Equity Fund, Virtus Ceredex Small-Cap Value Equity Fund, Virtus SGA International Growth Fund, Virtus Silvant Large-Cap Growth Stock Fund, Virtus Silvant Small-Cap Growth Stock Fund and Virtus Zevenbergen Innovative Growth Stock Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Virtus Ceredex Large-Cap Value Equity Fund, Virtus Ceredex Mid-Cap Value Equity Fund, Virtus Ceredex Small-Cap Value Equity Fund, Virtus SGA International Growth Fund, Virtus Silvant Large-Cap Growth Stock Fund, Virtus Silvant Small-Cap Growth Stock Fund and Virtus Zevenbergen Innovative Growth Stock Fund (seven of the Funds constituting Virtus Asset Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2021, the related statements of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 25, 2022
We have served as the Virtus Mutual Funds’ auditor since at least 1977. We have not been able to determine the specific year we began serving as auditor.
61

VIRTUS ASSET TRUST
TAX INFORMATION NOTICE (Unaudited)
December 31, 2021
The following information is being provided in order to meet reporting requirements set forth by the Code and/or to meet state specific requirements. In early 2022, the Funds will notify applicable shareholders of amounts for use in preparing 2021 U.S. federal income tax forms. Shareholders should consult their tax advisors.
With respect to distributions paid during the fiscal year ended December 31, 2021, the Funds designate the following amounts (or, if subsequently determined to be different, the maximum amount allowable):
	Qualified Dividend Income % (non-corporate shareholder)	Dividend Received Deduction % (corporate shareholders)	Long-Term Capital Gain Distributions ($)
Ceredex Large-Cap Value Equity Fund	11.48%	10.62%	$ 105,860
Ceredex Mid-Cap Value Equity Fund	14.24	13.42	367,697
Ceredex Small-Cap Value Equity Fund	18.68	17.81	34,503
SGA International Growth Fund	75.50	—	4,028
Silvant Large-Cap Growth Stock Fund	—	—	11,858
Silvant Small-Cap Growth Stock Fund	—	—	4,311
Zevenbergen Innovative Growth Stock Fund	—	—	15,084
For the fiscal year ended December 31, 2021, certain Funds are disclosing the following information pursuant to notice requirements of Section 853(a) and 855(d) of the Code, and the Treasury Regulations thereunder ($ reported in thousands).
	Foreign Source Income Recognized	Foreign Taxes Paid on Foreign Source Income
SGA International Growth Fund	$ 515	$ 50
62

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS FOR VIRTUS CEREDEX LARGE-CAP VALUE EQUITY FUND, VIRTUS CEREDEX MID-CAP VALUE EQUITY FUND, VIRTUS CEREDEX SMALL-CAP VALUE EQUITY FUND, VIRTUS SGA INTERNATIONAL GROWTH FUND, VIRTUS SILVANT LARGE-CAP GROWTH STOCK FUND, VIRTUS SILVANT SMALL-CAP GROWTH STOCK FUND, AND VIRTUS ZEVENBERGEN INNOVATIVE GROWTH STOCK FUND (each a “FUND” and collectively, the “FUNDS”) BY THE BOARD OF TRUSTEES (UNAUDITED)
The Board of Trustees (the “Board”) of Virtus Asset Trust (the “Trust”) is responsible for determining whether to approve the continuation of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Virtus Fund Advisers, LLC (“VFA”) and the subadvisory agreements (the “Subadvisory Agreements” and together with the Advisory Agreement, the “Agreements”) among the Trust, VFA and Ceredex Value Advisors LLC (“Ceredex”) with respect to Virtus Ceredex Large-Cap Value Equity Fund, Virtus Ceredex Mid-Cap Value Equity Fund and Virtus Ceredex Small-Cap Value Equity Fund; among the Trust, VFA and Silvant Capital Management LLC (“Silvant”) with respect to Virtus Silvant Large-Cap Growth Stock Fund and Virtus Silvant Small-Cap Growth Stock Fund; among the Trust, VFA and Sustainable Growth Advisers LP (“SGA”) with respect to Virtus SGA International Growth Fund; and among the Trust, VFA and Zevenbergen Capital Investments LLC (“Zevenbergen”) with respect to Virtus Zevenbergen Innovative Growth Stock Fund (each subadviser listed, a “Subadviser” and collectively, the “Subadvisers”). At virtual meetings held on November 2, 2021 and November 15-17, 2021 (the “Meetings”), the Board, including a majority of the Trustees who are not interested persons of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (such Act, the “1940 Act” and such Trustees, the “Independent Trustees”), considered and approved the continuation of each Agreement as further discussed below. In addition, prior to the Meetings, the Independent Trustees met with their independent legal counsel to discuss and consider the information provided by management and submitted questions to management, and they considered the responses provided.
In connection with the approval of the Agreements, the Board requested and evaluated information provided by VFA and each Subadviser which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether the renewal of each of the Agreements would be in the best interests of each applicable Fund and its respective shareholders. The Board also considered information furnished throughout the year at regular Board meetings with respect to the services provided by VFA and the Subadvisers, including quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from the Subadvisers with respect to the Fund(s) they manage. The Board noted the affiliation of each Subadviser with VFA and any potential conflicts of interest.
The Board was separately advised by independent legal counsel throughout the process. For each Agreement, the Board considered all the criteria separately with respect to the applicable Fund and its shareholders. In its deliberations, the Board considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors. The Independent Trustees also discussed the proposed approval of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
In considering whether to approve the renewal of the Agreements with respect to each Fund, the Board reviewed and analyzed the factors it deemed relevant, including: (a) the nature, extent and quality of the services provided to the Funds by VFA and each of the Subadvisers; (b) the performance of the Funds as compared to an appropriate peer group and an appropriate index; (c) the level and method of computing each Fund’s advisory and subadvisory fees, and comparisons of the Funds’ advisory fee rates and total expenses with those of a group of funds with similar investment objective(s); (d) the profitability of VFA under the Advisory Agreement; (e) any “fall-out” benefits to VFA, the Subadvisers and their affiliates (i.e., ancillary benefits realized by VFA, the Subadvisers or their affiliates from VFA’s or the applicable Subadviser’s relationship with the Trust); (f) the anticipated effect of growth in size on each Fund’s performance and expenses; (g) fees paid to VFA and the Subadvisers by comparable accounts, as applicable; (h) possible conflicts of interest; and (i) the terms of the Agreements.
Nature, Extent and Quality of Services
The Trustees received in advance of the Meetings information provided by VFA and each Subadviser, including completed questionnaires, concerning a number of topics, including, among other items, such company’s investment philosophy, investment process and strategies, resources and personnel, operations, compliance structure and procedures, and overall performance. The Trustees noted that the Funds are managed using a “manager of managers” structure that generally involves the use of one or more subadvisers to manage some or all of a Fund’s portfolio. Under this structure, VFA is responsible for the management of the Funds’ investment programs and for evaluating and selecting subadvisers on an ongoing basis and making any recommendations to the Board regarding hiring, retaining or replacing subadvisers. In considering the Advisory Agreement with VFA, the Board considered VFA’s process for supervising and managing the Funds’ subadvisers, including (a) VFA’s ability to select and monitor the subadvisers; (b) VFA’s ability to provide the services necessary to monitor the subadvisers’ compliance with the Funds’ respective investment objectives, policies and restrictions as well as provide other oversight activities; and (c) VFA’s ability and willingness to identify instances in which a subadviser should be replaced and to carry out the required changes. The Trustees also considered: (a) the experience and capability of VFA’s management and other personnel; (b) the financial condition of VFA, and whether it had the financial wherewithal to provide a high level and quality of services to the Funds; (c) the quality of VFA’s own regulatory and legal compliance policies, procedures and systems; (d) the nature, extent and quality of administrative, transfer agency and other services provided by VFA and its affiliates to the Funds; (e)
63

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS FOR VIRTUS CEREDEX LARGE-CAP VALUE EQUITY FUND, VIRTUS CEREDEX MID-CAP VALUE EQUITY FUND, VIRTUS CEREDEX SMALL-CAP VALUE EQUITY FUND, VIRTUS SGA INTERNATIONAL GROWTH FUND, VIRTUS SILVANT LARGE-CAP GROWTH STOCK FUND, VIRTUS SILVANT SMALL-CAP GROWTH STOCK FUND, AND VIRTUS ZEVENBERGEN INNOVATIVE GROWTH STOCK FUND (each a “FUND” and collectively, the “FUNDS”) BY THE BOARD OF TRUSTEES (UNAUDITED) (CONTINUED)
VFA’s supervision of the Funds’ other service providers; and (f) VFA’s risk management processes. It was noted that affiliates of VFA serve as administrator, transfer agent and distributor of the Funds. The Board also took into account its knowledge of VFA’s management and the quality of the performance of VFA’s duties through Board meetings, discussions and reports during the preceding year, as well as information from the Trust’s Chief Compliance Officer regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.
With respect to the services provided by each of the Subadvisers, the Board considered information provided to the Board by each Subadviser, including each Subadviser’s Form ADV, as well as information provided throughout the past year. With respect to the Subadvisory Agreements, the Board noted that each Subadviser provided portfolio management, compliance with the respective Fund’s(s’) investment policies and procedures, compliance with applicable securities laws and assurances thereof. The Board also noted that VFA’s and the Subadvisers’ management of the Funds is subject to the oversight of the Board and must be carried out in accordance with the investment objective(s), policies and restrictions set forth in the Funds’ prospectuses and statement of additional information. In considering the renewal of the Subadvisory Agreements, the Board also considered each Subadviser’s investment management process, including (a) the experience and capability of the Subadviser’s management and other personnel committed by the Subadviser to the respective Fund(s); (b) the financial condition of the Subadviser; (c) the quality of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (d) the Subadviser’s brokerage and trading practices, including with respect to best execution and soft dollars. The Board also took into account each Subadviser’s risk assessment and monitoring process. The Board noted each Subadviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate.
After considering all of the information provided to them, the Trustees concluded that the nature, extent and quality of the services provided by VFA and each Subadviser were satisfactory and that there was a reasonable basis on which to conclude that each would continue to provide a high quality of investment services to the applicable Fund(s).
Investment Performance
The Board considered performance reports and discussions at Board meetings throughout the year, as well as a report (the “Broadridge Report”) for the Funds prepared by Broadridge, an independent third party provider of investment company data, furnished in connection with the contract renewal process. The Broadridge Report presented each Fund’s performance relative to a peer group of other mutual funds (the “Performance Universe”) and relevant indexes, as selected by Broadridge. The Board also considered performance information presented by management and took into account management’s discussion of the same, including the effect of market conditions on each Fund’s performance. The Board evaluated each Fund’s performance in the context of the considerations that a “manager of managers” structure requires. The Board noted that it also reviews on a quarterly basis detailed information about both the Funds’ performance results and portfolio composition, as well as each Subadviser’s investment strategies. The Board noted VFA’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of each Subadviser. The Board also noted each Subadviser’s performance record with respect to each applicable Fund. The Board was mindful of VFA’s focus on each Subadviser’s performance and noted VFA’s performance in monitoring and responding to any performance issues with respect to the Funds. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Fund.
The Board considered, among other performance data, the information set forth below with respect to the performance of each Fund for the period ended June 30, 2021.
Virtus Ceredex Large-Cap Value Equity Fund. The Board noted that the Fund outperformed the median of its Performance Universe for the 1-, 3-, 5- and 10-year periods. The Board also noted that the Fund underperformed its benchmark for the 10-year period and outperformed its benchmark for the 1-, 3- and 5-year periods.
Virtus Ceredex Mid-Cap Value Equity Fund. The Board noted that the Fund outperformed the median of its Performance Universe for the 3-, 5- and 10-year periods and underperformed the median of its Performance Universe for the 1-year period. The Board also noted that the Fund underperformed its benchmark for the 1- and 10-year periods and outperformed its benchmark for the 3- and 5-year periods.
Virtus Ceredex Small-Cap Value Equity Fund. The Board noted that the Fund underperformed the median of its Performance Universe and underperformed its benchmark for the 1-, 3-, 5- and 10-year periods.
Virtus SGA International Growth Fund. The Board noted that the Fund underperformed the median of its Performance Universe for the 1-year period and outperformed the median of its Performance Universe for the 3-, 5- and 10-year periods. The Board also noted that the
64

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS FOR VIRTUS CEREDEX LARGE-CAP VALUE EQUITY FUND, VIRTUS CEREDEX MID-CAP VALUE EQUITY FUND, VIRTUS CEREDEX SMALL-CAP VALUE EQUITY FUND, VIRTUS SGA INTERNATIONAL GROWTH FUND, VIRTUS SILVANT LARGE-CAP GROWTH STOCK FUND, VIRTUS SILVANT SMALL-CAP GROWTH STOCK FUND, AND VIRTUS ZEVENBERGEN INNOVATIVE GROWTH STOCK FUND (each a “FUND” and collectively, the “FUNDS”) BY THE BOARD OF TRUSTEES (UNAUDITED) (CONTINUED)
Fund underperformed its benchmark for the 1-year period and outperformed its benchmark for the 3-, 5- and 10-year periods. The Board also noted that because the Fund’s Subadviser had only been managing the Fund since June of 2019, certain of the performance reviewed represented that of a prior subadviser.
Virtus Silvant Large-Cap Growth Stock Fund. The Board noted that the Fund outperformed the median of its Performance Universe for the 3- and 5-year periods and underperformed the median of its Performance Universe for the 1- and 10-year periods. The Board also noted that the Fund underperformed its benchmark for the 1-, 3-, 5- and 10-year periods.
Virtus Silvant Small-Cap Growth Stock Fund. The Board noted that the Fund underperformed the median of its Performance Universe for the 1-, 3-, 5- and 10-year periods. The Board also noted that the Fund outperformed its benchmark for the 3-year period and underperformed its benchmark for the 1-, 5- and 10-year periods.
Virtus Zevenbergen Innovative Growth Stock Fund. The Board noted that the Fund outperformed the median of its Performance Universe and outperformed its benchmark for the 1-, 3-, 5- and 10-year periods.
The Board also considered management’s discussion about the reasons for each applicable Fund’s underperformance relative to its peer group or benchmark. After reviewing these and related factors, the Board concluded that each Fund’s overall performance, reasons discussed for certain Funds’ underperformance and/or actions taken to address the underperformance, was satisfactory.
Management Fees and Total Expenses
The Board considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons of each Fund’s contractual and net management fee and net total expense level to those of its peer universe (the “Expense Universe”) and ranked according to quintile (the first quintile being lowest and, therefore, best in these expense component rankings, and fifth being highest and, therefore, worst in these expense component rankings). In comparing each Fund’s net management fee to that of comparable funds, the Board noted that in the materials presented by management such fee was comprised of advisory fees. The Board also noted that all of the Funds had expense caps in place to limit the total expenses incurred by the Funds and their shareholders, and that VFA had proposed to lower the expense caps in place for Ceredex Small Cap Value Equity Fund. The Board also noted that the subadvisory fees were paid by VFA out of its advisory fees rather than paid separately by the Funds. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by VFA after payment of the subadvisory fee. The Board also took into account the size of each of the Funds and the impact on expenses and economies of scale. The Subadvisers provided, and the Board considered, fee information of comparable accounts managed by the Subadvisers, as applicable.
In addition to the foregoing, the Board considered, among other data, the information set forth below with respect to each Fund’s fees and expenses. In each case, the Board took into account management’s discussion of the Fund’s expenses, including the type and size of the Fund relative to the other funds in its Expense Universe.
Virtus Ceredex Large-Cap Value Equity Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were each in the fourth quintile of the Expense Universe.
Virtus Ceredex Mid-Cap Value Equity Fund. The Board considered that the Fund’s net management fee was in the third quintile of the Expense Universe and net total expenses were in the fourth quintile of the Expense Universe.
Virtus Ceredex Small-Cap Value Equity Fund. The Board considered that the Fund’s net management fee was in the fifth quintile of the Expense Universe and net total expenses after waivers were in the fourth quintile of the Expense Universe.
Virtus SGA International Growth Fund. The Board considered that the Fund’s net management fee was in the second quintile of the Expense Universe and net total expenses after waivers were in the fourth quintile of the Expense Universe.
Virtus Silvant Large-Cap Growth Stock Fund. The Board considered that the Fund’s net management fee was in the third quintile of the Expense Universe and net total expenses after waivers were in the fourth quintile of the Expense Universe.
Virtus Silvant Small-Cap Growth Stock Fund. The Board considered that the Fund’s net management fee was in the second quintile of the Expense Universe and net total expenses after waivers were in the fourth quintile of the Expense Universe.
Virtus Zevenbergen Innovative Growth Stock Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were each in the fourth quintile of the Expense Universe.
65

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS FOR VIRTUS CEREDEX LARGE-CAP VALUE EQUITY FUND, VIRTUS CEREDEX MID-CAP VALUE EQUITY FUND, VIRTUS CEREDEX SMALL-CAP VALUE EQUITY FUND, VIRTUS SGA INTERNATIONAL GROWTH FUND, VIRTUS SILVANT LARGE-CAP GROWTH STOCK FUND, VIRTUS SILVANT SMALL-CAP GROWTH STOCK FUND, AND VIRTUS ZEVENBERGEN INNOVATIVE GROWTH STOCK FUND (each a “FUND” and collectively, the “FUNDS”) BY THE BOARD OF TRUSTEES (UNAUDITED) (CONTINUED)
The Board concluded that the advisory and subadvisory fees for each Fund, including with any proposed amendments, were fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered. The Board also approved the proposed lower expense caps to limit the total expenses of Ceredex Small Cap Value Equity Fund.
Profitability
The Board also considered certain information relating to profitability that had been provided by VFA. In this regard, the Board considered information regarding the overall profitability, as well as on a fund-by-fund basis, of VFA for its management of the Funds and the other funds of the Trust, as well as its profits and those of its affiliates for managing and providing other services to the Trust, such as distribution, transfer agency and administrative services provided to the Funds by VFA affiliates. In addition to the fees paid to VFA and its affiliates, including the Subadvisers, the Board considered any other benefits derived by VFA or its affiliates from their relationships with the Funds. The Board reviewed the methodology used to allocate costs to each Fund, taking into account the fact that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. The Board concluded that the profitability to VFA and its affiliates from each Fund was reasonable in light of the quality of the services rendered to the Funds by VFA and its affiliates as well as other factors.
In considering the profitability to the Subadvisers in connection with their relationships to the Funds, the Board noted that the fees under the Subadvisory Agreements are paid by VFA out of the fees that VFA receives under the Advisory Agreement, so that Fund shareholders are not directly impacted by those fees. In considering the reasonableness of the fees payable by VFA to the Subadvisers, the Board noted that, because the Subadvisers are affiliates of VFA, such profitability might be directly or indirectly shared by VFA. For each of the above reasons, the Board concluded that the profitability to the Subadvisers and their affiliates from their relationships with the Funds was not a material factor in approval of the Subadvisory Agreements.
Economies of Scale
The Board received and discussed information concerning whether VFA realizes economies of scale as the Funds’ assets grow. The Board noted that the management fees for the Funds included breakpoints based on assets under management, and that expense caps were also in place for the Funds. The Board also took into account management’s discussion of the Funds’ management fee and subadvisory fee structure. The Board also took into account the current size of the Funds. The Board also noted that VFA had agreed to implement an extension of each Fund’s expense cap through April 30, 2023, and had agreed to lower expense caps applicable to Virtus Ceredex Small Cap Value Equity Fund. The Board then concluded that no changes to the advisory fee structure of the Funds with respect to economies of scale were necessary at this time. The Board noted that VFA and the Funds may realize certain economies of scale if the assets of the Funds were to increase, particularly in relationship to certain fixed costs, and that shareholders of the Funds would have an opportunity to benefit from these economies of scale.
For similar reasons as stated above with respect to the Subadvisers’ profitability, and based upon the current size of the Fund(s) managed by each Subadviser, the Board concluded that the potential for economies of scale in the Subadvisers’ management of the Funds was not a material factor in the approval of the Subadvisory Agreements at this time.
Other Factors
The Board considered other benefits that may be realized by VFA and each Subadviser and their respective affiliates from their relationships with the applicable Fund(s). Among them, the Board recognized that VP Distributors, LLC, an affiliate of VFA and the Subadvisers, serves as the distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Funds to compensate it for providing selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board noted that an affiliate of VFA and the Subadvisers also provides administrative and transfer agency services to the Trust. The Board noted management’s discussion of the fact that, while the Subadvisers are affiliates of VFA, there are no other direct benefits to the Subadvisers or VFA in providing investment advisory services to the Fund(s), other than the fee to be earned under the applicable Agreement(s). There may be certain indirect benefits gained, including to the extent that serving the Fund(s) could provide the opportunity to provide advisory services to additional portfolios of the Trust or certain reputational benefits.
Conclusion
Based on all of the foregoing considerations, the Board, including a majority of the Independent Trustees, determined that approval of each Agreement, as amended, was in the best interests of each applicable Fund and its respective shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements, as amended, with respect to each Fund.
66

FUND MANAGEMENT TABLES (Unaudited)
Information pertaining to the Trustees and officers of the Trust as of the date of issuance of this report, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.
The address of each individual, unless otherwise noted, is c/o Virtus Asset Trust, One Financial Plaza, Hartford, CT 06103. There is no stated term of office for Trustees or officers of the Trust.
Independent Trustees
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Burke, Donald C. YOB: 1960 Served Since: 2017 98 Portfolios	Private investor (since 2009). Formerly, President and Chief Executive Officer, BlackRock U.S. Funds (2007 to 2009); Managing Director, BlackRock, Inc. (2006 to 2009); and Managing Director, Merrill Lynch Investment Managers (1990 to 2006).	Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (55 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2014), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).
Harris, Sidney E. YOB: 1949 Served Since: 2017 95 Portfolios	Private Investor (since 2021); Professor and Dean Emeritus (2015 to 2021), Professor (1997 to 2014), Dean (1997 to 2004), J. Mack Robinson College of Business, Georgia State University.	Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; and Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2019), Mutual Fund Directors Forum; Trustee (since 2017), Virtus Mutual Fund Family (55 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (2 portfolios); Trustee (2013 to 2020) and Honorary Trustee (since 2020), KIPP Metro Atlanta; Director (1999 to 2019), Total System Services, Inc.; Trustee (2004 to 2017), RidgeWorth Funds; Chairman (2012 to 2017), International University of the Grand Bassam Foundation; Trustee (since 2012), International University of the Grand Bassam Foundation; and Trustee (2011 to 2015), Genspring Family Offices, LLC.
Mallin, John R. YOB: 1950 Served Since: 2017 95 Portfolios	Partner/Attorney (since 2003), McCarter & English LLP (law firm) Real Property Practice Group; and Member (since 2014), Counselors of Real Estate.	Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; and Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (55 portfolios) and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2019), 1892 Club, Inc. (non-profit); Director (2013 to 2020), Horizons, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (8 portfolios).
McDaniel, Connie D. YOB: 1958 Served Since: 2017 95 Portfolios	Retired (since 2013). Vice President, Chief of Internal Audit, Corporate Audit Department (2009 to 2013); Vice President Global Finance Transformation (2007 to 2009); Vice President and Controller (1999 to 2007), The Coca-Cola Company.	Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; and Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Director (since 2019), Global Payments Inc.; Chairperson (since 2019), Governance & Nominating Committee, Global Payments Inc; Trustee (since 2017), Virtus Mutual Fund Family (55 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2021), North Florida Land Trust; Director (2014 to 2019), Total System Services, Inc.; Member (since 2011) and Chair (2014 to 2016), Georgia State University, Robinson College of Business Board of Advisors; and Trustee (2005 to 2017), RidgeWorth Funds.
67

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
McLoughlin, Philip YOB: 1946 Served Since: 1989 105 Portfolios	Private investor since 2010.	Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Trustee (since 2021), Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund, Virtus AllianzGI Convertible & Income Fund II, Virtus AllianzGI Diversified Income & Convertible Fund, Virtus AllianzGI Equity & Convertible Income Fund and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2022) and Advisory Board Member (2021), Virtus AllianzGI Convertible & Income 2024 Target Term Fund and Virtus AllianzGI Convertible & Income Fund; Director and Chairman (since 2016), Virtus Total Return Fund Inc.; Director and Chairman (2016 to 2019), the former Virtus Total Return Fund Inc.; Director and Chairman (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (2 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (8 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); Director (1991 to 2019) and Chairman (2010 to 2019), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (55 portfolios).
McNamara, Geraldine M. YOB: 1951 Served Since: 2002 98 Portfolios	Private investor (since 2006); and Managing Director, U.S. Trust Company of New York (1982 to 2006).	Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Alternative Solutions Trust (2 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (8 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); and Trustee (since 2001), Virtus Mutual Fund Family (55 portfolios).
Walton, R. Keith YOB: 1964 Served Since: 2020 102 Portfolios	Venture and Operating Partner (since 2020), Plexo Capital, LLC; Venture Partner (since 2019) and Senior Adviser (2018 to 2019), Plexo, LLC; Formerly, Managing Director (2020 to 2021), Lafayette Square Holding Company LLC; Senior Adviser (2018 to 2019), Vatic Labs, LLC; Executive Vice President, Strategy (2017 to 2019), Zero Mass Water, LLC; Vice President, Strategy (2013 to 2017), Arizona State University; and Partner (since 2006), Global Infrastructure Partners.	Trustee (since 2022), Virtus AllianzGI Diversified Income & Convertible Fund; Advisory Board Member (since 2022), Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund, Virtus AllianzGI Convertible & Income 2024 Target Term Fund, Virtus AllianzGI Convertible & Income Fund, Virtus AllianzGI Convertible & Income Fund II, Virtus AllianzGI Equity & Convertible Income Fund and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Trustee (since 2020) Virtus Alternative Solutions Trust (2 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (55 portfolios); Director (since 2017), certain funds advised by Bessemer Investment Management LLC; Director (2016 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (2006 to 2019), Systematica Investments Limited Funds; Director (2006 to 2017), BlueCrest Capital Management Funds; Trustee (2014 to 2017), AZ Service; Director (since 2004), Virtus Total Return Fund Inc.; and Director (2004 to 2019), the former Virtus Total Return Fund Inc.
Zino, Brian T. YOB: 1952 Served Since: 2020 102 Portfolios	Retired. Various roles (1982 to 2009), J. & W. Seligman & Co. Incorporated, including President (1994 to 2009).	Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Trustee (since 2022) and Advisory Board Member (2021), Virtus AllianzGI Closed-End Funds (7 portfolios); Trustee (since 2020), Virtus Alternative Solutions Trust (2 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (55 portfolios); Director (2016 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (since 2014), Virtus Total Return Fund Inc.; Director (2014 to 2019), the former Virtus Total Return Fund Inc.; Trustee (since 2011), Bentley University; Director (1986 to 2009) and President (1994 to 2009), J&W Seligman Co. Inc.; Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002), ICI Mutual Insurance Company; Member, Board of Governors of ICI (1998 to 2008).
68

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Interested Trustee
Name, Year of Birth, Length of Time Served and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Aylward, George R.* Trustee and President YOB: 1964 Served Since: 2006 107 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries, and various senior officer positions with Virtus affiliates (since 2005).	Member, Board of Governors of the Investment Company Institute (since 2021); Trustee and President (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Trustee, President and Chief Executive Officer (since 2021), Virtus AllianzGI Closed-End Funds (7 portfolios); Chairman and Trustee (since 2015), Virtus ETF Trust II (5 portfolios); Director, President and Chief Executive Officer (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and President (since 2013), Virtus Alternative Solutions Trust (2 portfolios); Director (since 2013), Virtus Global Funds, PLC (5 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Fund Family (55 portfolios); Director, President and Chief Executive Officer (since 2006), Virtus Total Return Fund Inc.; and Director, President and Chief Executive Officer (2006 to 2019), the former Virtus Total Return Fund Inc.
*Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.
Advisory Board Members
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Cogan, Sarah E. YOB: 1956 Served Since: 2021 102 Portfolios	Retired Partner, Simpson Thacher & Bartlett LLP (“STB”) (law firm) (since 2019); Director, Girl Scouts of Greater New York (since 2016); Trustee, Natural Resources Defense Council, Inc. (since 2013); and formerly, Partner, STB (1989 to 2018).	Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, and Virtus Event Opportunities Trust (2 portfolios); Advisory Board Member (since 2021), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (55 portfolios), and Virtus Variable Insurance Trust (8 portfolios); Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2021), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Trustee (since 2019), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Trustee (since 2019), Virtus AllianzGI Closed-End Funds (7 portfolios); Trustee (since 2019), PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Energy and Tactical Credit Opportunities Fund, PCM Fund, Inc, PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Strategic Income Fund, Inc., PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund; and Trustee (since 2019), PIMCO Managed Accounts Trust (5 portfolios).
69

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
DeCotis, Deborah A. YOB: 1952 Served Since: 2021 102 Portfolios	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); and Trustee, Smith College (since 2017). Formerly, Director, Watford Re (2017 to 2021); Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005 to 2015); and Trustee, Stanford University (2010 to 2015).	Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, and Virtus Event Opportunities Trust (2 portfolios); Advisory Board Member (since 2021), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (55 portfolios), and Virtus Variable Insurance Trust (8 portfolios); Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2021), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Trustee (since 2020), PIMCO Dynamic Income Opportunities Fund; Trustee (since 2019), PIMCO Energy and Tactical Credit Opportunities Fund and Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund; Trustee (since 2018), PIMCO Flexible Municipal Income Fund Trustee (since 2017), PIMCO Flexible Credit Income Fund and Virtus AllianzGI Convertible & Income 2024 Target Term Fund; Trustee (since 2015), Virtus AllianzGI Diversified Income & Convertible Fund; Trustee (since 2014), Virtus Investment Trust (13 portfolios); Trustee (since 2013), PIMCO Dynamic Credit and Mortgage Income Fund; Trustee (since 2012), PIMCO Dynamic Income Fund; Trustee (since 2011), Virtus Strategy Trust (11 portfolios); Trustee (since 2011), PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund, Inc., PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Strategic Income Fund, Inc., PIMCO Managed Accounts Trust (5 portfolios); and Trustee (since 2011), Virtus AllianzGI Convertible & Income Fund, Virtus AllianzGI Convertible & Income Fund II, Virtus AllianzGI Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund.
Drummond, F. Ford YOB: 1962 Served Since: 2021 102 Portfolios	Owner/Operator (since 1998), Drummond Ranch; and Director (since 2015), Texas and Southwestern Cattle Raisers Association. Formerly Chairman, Oklahoma Nature Conservancy (2019 to 2020); Board Member (2006 to 2020) and Chairman (2016 to 2018), Oklahoma Water Resources Board; Director (1998 to 2008), The Cleveland Bank; and General Counsel (1998 to 2008), BMIHealth Plans (benefits administration).	Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, and Virtus Event Opportunities Trust (2 portfolios); Advisory Board Member (since 2021), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (55 portfolios), and Virtus Variable Insurance Trust (8 portfolios); Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2021), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Trustee (since 2019), Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund; Trustee (since 2017), Virtus AllianzGI Convertible & Income 2024 Target Term Fund; Trustee (since 2015), Virtus AllianzGI Convertible & Income Fund, Virtus AllianzGI Convertible & Income Fund II, Virtus AllianzGI Diversified Income & Convertible Fund, Virtus Dividend, Interest & Premium Strategy Fund and Virtus AllianzGI Equity & Convertible Income Fund; Trustee (since 2014), Virtus Strategy Trust (11 portfolios); Director (since 2011), Bancfirst Corporation; and Trustee (since 2006), Virtus Investment Trust (13 portfolios).
Moyer, William R. YOB: 1944 Served Since: 2020 95 Portfolios	Private investor (since 2004); and Financial and Operations Principal (2006 to 2017), Newcastle Distributors LLC (broker dealer).	Advisory Board Member (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Advisory Board Member (since 2020), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (55 portfolios); Advisory Board Member (since 2020) and Director (2016 to 2019), Virtus Total Return Fund Inc.; Director (2016 to 2019), the former Virtus Total Return Fund Inc.; Advisory Board Member (2020 to 2021) and Director (2014 to 2019), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Advisory Board Member (since 2020) and Trustee (2011 to 2019), Virtus Global Multi-Sector Income Fund; Advisory Board Member (since 2020) and Trustee (2013 to 2016), Virtus Alternative Solutions Trust (2 portfolios).
70

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Officers of the Trust Who Are Not Trustees
Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Batchelar, Peter J. YOB: 1970	Senior Vice President (since 2017), and Vice President (2008 to 2016).	Senior Vice President, Product Development (since 2017), Vice President, Product Development (2008 to 2016), and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust, Virtus Investment Trust, Virtus Strategy Trust and Virtus AllianzGI Closed-End Funds; Senior Vice President (since 2017) and Vice President (2008 to 2016), Virtus Mutual Fund Family; Senior Vice President (since 2017) and Vice President (2010 to 2016), Virtus Variable Insurance Trust; Senior Vice President (since 2017) and Vice President (2013 to 2016), Virtus Alternative Solutions Trust; Senior Vice President (2017 to 2021) and Vice President (2016 to 2017), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Senior Vice President (since 2017) and Vice President (2016 to 2017), Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; and Senior Vice President (2017 to 2019) and Vice President (2016 to 2017), the former Virtus Total Return Fund Inc.
Bradley, W. Patrick YOB: 1972	Executive Vice President (since 2016); Senior Vice President (2013 to 2016); Vice President (2011 to 2013); Chief Financial Officer and Treasurer (since 2006).	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016), and various officer positions (since 2006), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President, Chief Financial Officer and Treasurer (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust, Virtus Investment Trust, Virtus Strategy Trust and Virtus AllianzGI Closed-End Funds; Director (since 2019), Virtus Global Funds ICAV; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Family; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013) and Chief Financial Officer and Treasurer (since 2010), Virtus Total Return Fund Inc.; Executive Vice President (2016 to 2019), Senior Vice President (2013 to 2016), Vice President (2012 to 2013), Chief Financial Officer and Treasurer (since 2010), the former Virtus Total Return Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund; Executive Vice President ( 2016 to 2021), Senior Vice President (2014 to 2016), Chief Financial Officer and Treasurer (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), and Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust; Director (since 2013), Virtus Global Funds, PLC; and Vice President and Assistant Treasurer (since 2011), Duff & Phelps Utility and Infrastructure Fund Inc.
71

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Carr, Kevin J. YOB: 1954	Senior Vice President (since 2013); Vice President (2005 to 2013); Chief Legal Officer, Counsel and Secretary (since 2005).	Vice President and Senior Counsel (2017 to Present), Senior Vice President (2009 to 2017), Vice President, Counsel and Secretary (2008 to 2009), and various officer positions (since 2005), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President and Assistant Secretary (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust, Virtus Investment Trust and Virtus Strategy Trust; Assistant Secretary, (since 2021), Virtus AllianzGI Closed-End Funds; Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Fund Family; Senior Vice President (2013 to 2014), Vice President (2012 to 2013), Secretary and Chief Legal Officer (2005 to 2013), and Assistant Secretary (2013 to 2014 and since 2017), Virtus Total Return Fund Inc.; Senior Vice President (2013 to 2014), Vice President (2012 to 2013), Secretary and Chief Legal Officer (2005 to 2013) and Assistant Secretary (2013 to 2014 and 2017 to 2019), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Assistant Secretary (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2010 to 2013), Virtus Variable Insurance Trust; Senior Vice President (2013 to 2014), Vice President (2011 to 2013), and Assistant Secretary (since 2011), Virtus Global Multi-Sector Income Fund; Assistant Secretary (2015 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Senior Vice President (since 2017) and Assistant Secretary (since 2013), Virtus Alternative Solutions Trust; Secretary (since 2015), ETFis Series Trust I; and Secretary (since 2015), Virtus ETF Trust II.
Engberg, Nancy J. YOB: 1956	Senior Vice President (since 2017); Vice President (2011 to 2017); and Chief Compliance Officer (since 2011).	Senior Vice President (since 2017), Vice President (2008 to 2017) and Chief Compliance Officer (2008 to 2011 and since 2016), and various officer positions (since 2003), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President and Chief Compliance Officer (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust, Virtus Investment Trust, Virtus Strategy Trust and Virtus AllianzGI Closed-End Funds; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2017) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund; Senior Vice President (since 2017), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), Virtus Total Return Fund Inc.; Senior Vice President (2017 to 2019), Vice President (2012 to 2017) and Chief Compliance Officer (2012 to 2019), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Vice President (2013 to 2016) and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Senior Vice President (2017 to 2021), Vice President (2014 to 2017) and Chief Compliance Officer (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Chief Compliance Officer (since 2015), ETFis Series Trust I; and Chief Compliance Officer (since 2015), Virtus ETF Trust II.
Short, Julia R. YOB: 1972	Senior Vice President (since 2017).	Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust, Virtus Investment Trust, Virtus Strategy Trust and Virtus AllianzGI Closed-End Funds; Senior Vice President (2018 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; and Senior Vice President (since 2018), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Senior Vice President (2018 to 2019), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Virtus Mutual Fund Family; President and Chief Executive Officer, RidgeWorth Funds (2007 to 2017); and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).
72

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Smirl, Richard W. YOB: 1967	Executive Vice President (since 2021).	Executive Vice President, Product Management (since 2021), and Executive Vice President and Chief Operating Officer (since 2021), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust, Virtus Mutual Fund Family, Virtus Investment Trust, Virtus Strategy Trust, Virtus AllianzGI Closed-End Funds, Virtus Global Multi-Sector Income Fund, Virtus Global Multi-Sector Income Fund, and Virtus Total Return Fund Inc.; Executive Vice President (May to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Chief Operating Officer (2018 to 2021), Russell Investments; Executive Director (Jan. to July 2018), State of Wisconsin Investment Board; and Partner and Chief Operating Officer (2004 to 2018), William Blair Investment Management.
73

Virtus Ceredex Large-Cap Value Equity Fund,
a series of Virtus Asset Trust
(unaudited)
Supplement dated November 4, 2021 to the Summary Prospectus and the Virtus Asset Trust
Statutory Prospectus, each dated April 28, 2021, as supplemented
IMPORTANT NOTICE TO INVESTORS
Effective November 1, 2021, Jennifer W. Graff, CFA, was added as a portfolio manager of Virtus Ceredex Large-Cap Value Equity Fund (the “Fund”).
The following disclosure is hereby added under “Portfolio Management” in the summary prospectus for the Fund, and in the summary section of the Fund’s statutory prospectus:
•Jennifer W. Graff, CFA, Managing Director of Ceredex and Portfolio Manager, has managed the fund since November 2021.
In the Management of the Funds section under “Portfolio Management” on page 141 of the Fund’s statutory prospectus, the row for the Fund in the table under the subheading “Ceredex” is hereby replaced with the following:
Virtus Ceredex Large-Cap Value Equity Fund	Jennifer W. Graff, CFA (since November 2021) Mills Riddick, CFA (since 1995)
The portfolio manager biographies under the referenced table are hereby amended by adding the following for Jennifer W. Graff, CFA:
Jennifer W. Graff, CFA. Ms. Graff currently serves as Managing Director of Ceredex. She has worked in investment management since 2001.
All other disclosure concerning the Fund, including fees, expenses, investment objective, strategies and risks remains unchanged.
Investors should retain this supplement with the Prospectuses for future reference.
VAT 8622 Ceredex LCVE Fund PM Changes (11/2021)

Virtus Ceredex Small-Cap Value Equity Fund (the “Fund”),
a series of Virtus Asset Trust
(unaudited)
Supplement dated November 30, 2021 to the Summary Prospectuses and the Virtus Asset Trust Statutory Prospectus,
each dated April 28, 2021, each as supplemented
IMPORTANT NOTICE TO INVESTORS
Effective December 1, 2021, the Fund’s investment adviser, Virtus Fund Advisers, LLC, will implement a new expense limitation arrangement to further limit the Fund’s expenses. This change is described in more detail below.
Virtus Ceredex Small-Cap Value Equity Fund
Under “Fees and Expenses” in the Fund’s summary prospectus and the summary section of the statutory prospectus, the “Annual Fund Operating Expenses” table and associated footnotes will be replaced with the following:
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I	Class R6
Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.38%	0.33%	0.36%	0.20%
Total Annual Fund Operating Expenses	1.48%	2.18%	1.21%	1.05%
Less: Fee Waivers and/or Expense Reimbursements(b)	(0.02%)	(0.37%)	(0.06%)	(0.17%)
Total Annual Fund Operating Expenses After Expense Reimbursement(b)	1.46%	1.81%	1.15%	0.88%
(b) The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 1.46% for Class A Shares, 1.81% for Class C Shares, 1.15% for Class I Shares and 0.88% for Class R6 Shares through April 30, 2023. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the fund to exceed its expense limit in effect at the time of the waiver or reimbursement, and any in effect at the time of recapture, after repayment is taken into account.
Under “Fees and Expenses,” the “Example” table is hereby replaced with the following:
	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$690	$990	$1,312	$2,220
Class C	Sold	$284	$647	$1,136	$2,485
	Held	$184	$647	$1,136	$2,485
Class I	Sold or Held	$117	$378	$659	$1,461
Class R6	Sold or Held	$90	$317	$563	$1,267

In the first table in the section “More Information About Fund Expenses” on page 101 of the statutory prospectus, the row corresponding to the Fund will be replaced with the following and a new footnote added after the table:
	Class A Shares	Class C Shares	Class I Shares	Class R6 Shares
Ceredex Small-Cap Value Equity Fund*	1.46%	1.81%	1.15%	0.88%
* Contractual through April 30, 2023.
Investors should retain this supplement with the Prospectuses for future reference.
VAT 8622/CeredexSCV-NewExpCaps (11/21)

Virtus SGA International Growth Fund
a series of Virtus Asset Trust
(unaudited)
Supplement dated January 13, 2022 to the Summary Prospectus, the Virtus Asset Trust
Statutory Prospectus and the Statement of Additional Information (“SAI”),
each dated April 28, 2021, as supplemented
IMPORTANT NOTICE TO INVESTORS
Sustainable Growth Advisors has announced that on June 30, 2022, Gordon M. Marchand will be stepping down as a portfolio manager for the Virtus SGA International Growth Fund. It is expected that Kishore Rao will be appointed in his place at that time. Mr. Marchand will retire effective June 30, 2023. The Prospectuses and SAI will be updated as appropriate at the time of the changes.
Investors should retain this supplement with the Prospectuses and SAI for future reference.
VAT 8622/SGAInternationalGrowth PM Announcement (1/2022)

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VIRTUS ASSET TRUST
101 Munson Street
Greenfield, MA 01301-9668
Trustees
Philip R. McLoughlin, Chairman
George R. Aylward
Donald C. Burke
Sidney E. Harris
John R. Mallin
Connie D. McDaniel
Geraldine M. McNamara
R. Keith Walton
Brian T. Zino
Advisory Board Members
Sarah E. Cogan
Deborah A. DeCotis
F. Ford Drummond
William R. Moyer
Officers
George R. Aylward, President
Peter Batchelar, Senior Vice President
W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer
Kevin J. Carr, Senior Vice President, Chief Legal Officer, Counsel and Secretary
Nancy J. Engberg, Senior Vice President and Chief Compliance Officer
Julia R. Short, Senior Vice President
Richard W. Smirl, Executive Vice President
Investment Adviser
Virtus Fund Advisers, LLC
One Financial Plaza
Hartford, CT 06103-2608
Principal Underwriter
VP Distributors, LLC
One Financial Plaza
Hartford, CT 06103-2608
Administrator and Transfer Agent
Virtus Fund Services, LLC
One Financial Plaza
Hartford, CT 06103-2608
Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286-1048
Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103-7042
How to Contact Us
Mutual Fund Services	1-800-243-1574
Adviser Consulting Group	1-800-243-4361
Website	Virtus.com

Important Notice to Shareholders
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

P.O. Box 9874
Providence, RI 02940-8074
For more information about Virtus Mutual Funds,
please contact us at 1-800-243-1574, or visit Virtus.com.
8635	02-22

(b)	Not applicable.

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

Effective October 1, 2021, the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions was amended. A copy of the currently applicable code is included as an exhibit.

(d)

The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of the instructions for completion of this Item.

Item 3.	Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that the Registrant has an “audit committee financial expert” serving on its Audit Committee.

(a)(2)	The Registrant’s Board of Trustees had determined that each of Connie D. McDaniel, Donald C. Burke and Brian T. Zino possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.” Each such individual is an “independent” trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

(a)(3)	Not applicable.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $427,370 for 2021 and $400,523 for 2020.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $29,193 for 2021 and $26,808 for 2020. Such audit-related fees include out of pocket expenses and system conversion fees.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $58,949 for 2021 and $77,751 for 2020.

“Tax Fees” are those primarily associated with review of the Trust’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust’s financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund’s federal income tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2021 and $0 for 2020.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Virtus Asset Trust (the “Fund”) Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Audit Committee. The Audit Committee must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Audit Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Audit Committee without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that the Chair of the Audit Committee may provide pre-approval for such services that meet the above requirements but are not included in the general pre-approval in the event such approval is sought between regularly scheduled meetings. In any event, the Audit Committee is informed of, and ratifies, each service approved at the next regularly scheduled in-person Audit Committee meeting.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $88,142 for 2021 and $104,559 for 2020.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Virtus Asset Trust

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)
Date 3/7/22

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date 3/7/22

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President,
Chief Financial Officer and Treasurer
(principal financial officer)
Date 3/7/22

*	Print the name and title of each signing officer under his or her signature.